TOUCHSTONE FAMILY OF FUNDS
--------------------------------------------------------------------------------
                                                                      PROSPECTUS
                                                                     MAY 1, 2000

TOUCHSTONE STRATEGIC TRUST

o  TOUCHSTONE INTERNATIONAL EQUITY FUND

o  TOUCHSTONE EMERGING GROWTH FUND

o  TOUCHSTONE AGGRESSIVE GROWTH FUND

o  TOUCHSTONE GROWTH/VALUE FUND

o  TOUCHSTONE EQUITY FUND

o  TOUCHSTONE ENHANCED 30 FUND

o  TOUCHSTONE VALUE PLUS FUND

o  TOUCHSTONE UTILITY FUND

The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TOUCHSTONE FAMILY OF FUNDS

Each Fund is a series of Touchstone Strategic Trust (the "Trust"), a group of 8 equity mutual funds. The Trust is part of the Touchstone Family of Funds which also consists of Touchstone Investment Trust, a group of 6 taxable bond and money market mutual funds, and Touchstone Tax-Free Trust, a group of 6 tax-free bond and money market mutual funds. Each Fund has a different investment goal and risk level. For further information about the Touchstone Family of Funds, contact Touchstone at 800.543.0407.

TABLE OF CONTENTS

                                                                            Page

Touchstone International Equity Fund.......................................

Touchstone Emerging Growth Fund............................................

Touchstone Aggressive Growth Fund..........................................

Touchstone Growth/Value Fund...............................................

Touchstone Equity Fund.....................................................

Touchstone Enhanced 30 Fund................................................

Touchstone Value Plus Fund.................................................

Touchstone Utility Fund....................................................

Investment Strategies And Risks............................................

The Funds' Management......................................................

Investing With Touchstone..................................................

Distributions And Taxes....................................................

Financial Highlights.......................................................

For More Information......................................................

TOUCHSTONE INTERNATIONAL EQUITY FUND
------------------------------------

THE FUND'S INVESTMENT GOAL

The International Equity Fund seeks to increase the value of Fund shares over the long-term.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily (at least 80% of total assets) in equity securities of foreign companies and will invest in at least three countries outside the United States. The Fund focuses on companies located in Europe, Australia and the Far East. The Fund may invest up to 40% of its assets in securities issued by companies active in emerging market countries.

The portfolio manager uses a growth-oriented style to choose investments for the Fund. This includes the use of both qualitative and quantitative analysis to identify markets and companies that offer solid growth prospects at reasonable prices. In selecting investments for the Fund, the portfolio manager combines a top-down regional and country analysis with a bottom-up security selection. Key factors in determining regional allocations are earnings, interest rates, valuation and risk. In selecting individual stocks, the portfolio manager employs a "growth at a reasonable price" approach. The portfolio manager looks for companies it believes to have above average earnings growth prospects, but sell at a fair value.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors
     o Because securities of companies in emerging market countries involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. and economic or political changes may cause larger price changes in these securities than other foreign securities
     o If the stocks in the Fund's portfolio do not grow over the long term as expected

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies And Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund is most appropriate for you if you are an aggressive investor and are willing to assume a relatively high amount of risk. You should be comfortable with extreme levels of volatility, and safety of principal in the short term should not be a high priority for you. This Fund's approach may be appropriate for you if you are comfortable with wide market fluctuations.

THE FUND'S PERFORMANCE

The bar chart shown below indicates the risks of investing in the International Equity Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for Class C shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.

                          INTERNATIONAL EQUITY FUND --
                               CLASS A PERFORMANCE

YEARS              TOTAL RETURN

1995                    5.29%

1996                   11.61%

1997                   15.57%

1998                   19.94%

1999                   39.50%

During the period shown in the bar chart, the highest quarterly return was 29.45% (for the quarter ended December 31, 1999) and the lowest quarterly return was -13.67% (for the quarter ended September 30, 1998).

The year-to-date return for the Fund's Class A shares as of March 31, 2000 is -2.12%.

The following table indicates the risks of investing in the International Equity Fund. It shows how the Fund's average annual returns for the periods shown compare to those of the MSCI EAFE Index, a Morgan Stanley index that includes stocks traded on 16 exchanges in Europe, Australia and the Far East. The table shows the effect of the applicable sales charge.

FOR THE PERIODS ENDED DECEMBER 31, 1999

                                               Past 12   Past 5    Since
                                               Months    Years     Fund Started*

INTERNATIONAL EQUITY FUND -- CLASS A           31.44%    16.43%    13.61%
------------------------------------------     ------    ------    ------
INTERNATIONAL EQUITY FUND -- CLASS C**         36.69%    16.65%    13.76%
------------------------------------------     ------    ------    ------
MSCI EAFE INDEX                                27.30%    13.14%    12.49%
------------------------------------------     ------    ------    ------

*    Class A shares and Class C shares began operations on October 3, 1994.
** We calculated the Class C performance information in the table using the historical performance information of the Fund's predecessor, restated to reflect the current sales load applicable to Class C shares.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                  Shareholder Fees (fees paid
                                                 directly from your investment)
                                                Class A Shares    Class C Shares

Maximum Sales Charge (Load)                          5.75%             2.25%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)        5.75%1            1.25%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price
or the amount redeemed, whichever is less)              *              1.00%2
--------------------------------------------------------------------------------
Redemption Fee                                         **                **
--------------------------------------------------------------------------------

                                                     Annual Fund Operating
                                                  Expenses (expenses that are
                                                   deducted from Fund assets)

Management Fees                                      0.95%             0.95%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                            0.25%             1.00%
--------------------------------------------------------------------------------
Other Expenses                                       2.91%             2.91%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                 4.11%             4.86%
--------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement3             2.51%             2.51%
--------------------------------------------------------------------------------
Net Expenses                                         1.60%             2.35%
--------------------------------------------------------------------------------
     1 You may pay a reduced sales charge on very large purchases. There is no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     * There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within one year of purchase.

     2 The 1.00% is waived for benefits paid to you through a qualified pension plan.

     ** You may be charged a fee for each wire redemption. This fee is subject to change.

     3 Touchstone Advisors has contractually agreed to waive or reimburse certain of the Total Annual Fund Operating Expenses of each Class of the Fund (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2000.

The following example should help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         Class A Shares         Class C Shares

          1 Year             $  728                 $  360
          3 Years            $1,537                 $1,347
          5 Years            $2,359                 $2,336
          10 Years           $4,481                 $4,822
 ---------------------------------------------------------------------
     o The example for the 3, 5 and 10-year periods is calculated using the Total Fund Operating Expenses before the limits agreed to under the Sponsor Agreement for periods after year 1.

TOUCHSTONE EMERGING GROWTH FUND
-------------------------------

THE FUND'S INVESTMENT GOAL

The Emerging Growth Fund seeks to increase the value of Fund shares as a primary goal and to earn income as a secondary goal.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily (at least 65% of total assets) in the common stocks of smaller, rapidly growing (emerging growth) companies. In selecting its investments, the portfolio managers focus on those companies they believe will grow faster than the U.S. economy in general. They also choose companies they believe are priced lower in the market than their true value (i.e. companies whose price to earnings ratios appear reasonable when compared to their estimated future earnings growth rates).

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o If the stock market as a whole goes down o Because securities of small cap companies may be more thinly traded and may have more frequent and larger price changes than securities of larger cap companies
     o If the market continually values the stocks in the Fund's portfolio lower than the portfolio managers believe they should be valued
     o    If the stocks in the Fund's portfolio are not undervalued as expected
     o If the companies in which the Fund invests do not grow as rapidly as expected

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies And Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund is most appropriate for you if you are an aggressive investor and are willing to assume a relatively high amount of risk. You should be comfortable with extreme levels of volatility, and safety of principal in the short term should not be a high priority for you. This Fund's approach may be appropriate for you if you are comfortable with wide market fluctuations.

THE FUND'S PERFORMANCE

The following bar chart indicates the risks of investing in the Emerging Growth Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for Class C shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.

                   EMERGING GROWTH FUND -- CLASS A PERFORMANCE

YEARS           TOTAL RETURN

1995               22.56%

1996               10.56%

1997               32.20%

1998                2.57%

1999               45.85%

During the period shown in the bar chart, the highest quarterly return was 26.84% (for the quarter ended December 31, 1999) and the lowest quarterly return was -19.30% (for the quarter ended September 30, 1998).

The year-to-date return for the Fund's Class A shares as of March 31, 2000 is 17.92%.

The following table indicates the risks of investing in the Emerging Growth Fund. It shows how the Fund's average annual returns for the periods shown compare to those of the Russell 2000 Index, a widely recognized unmanaged index of small cap stock performance. The table shows the effect of the applicable sales charge.

FOR THE PERIODS ENDED DECEMBER 31, 1999
                                               Past 12   Past 5    Since
                                               Months    Years     Fund Started*

EMERGING GROWTH FUND -- CLASS A                37.45%    20.36%    19.95%
------------------------------------------     ------    ------    ------
EMERGING GROWTH FUND -- CLASS C**              43.00%    20.40%    19.93%
------------------------------------------     ------    ------    ------
RUSSELL 2000 INDEX                             20.93%    16.62%    15.61%
------------------------------------------     ------    ------    ------

*    Class A shares and Class C shares began operations on October 3, 1994.
** We calculated the Class C performance in the table using the historical performance information of the Fund's predecessor, restated to reflect the current sales load applicable to Class C shares.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                  Shareholder Fees (fees paid
                                                 directly from your investment)
                                                Class A Shares    Class C Shares

Maximum Sales Charge (Load)                          5.75%             2.25%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)        5.75%1            1.25%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price
or amount redeemed, whichever is less)                  *              1.00%2
--------------------------------------------------------------------------------
Redemption Fee                                         **                **
--------------------------------------------------------------------------------

                                                     Annual Fund Operating
                                                  Expenses (expenses that are
                                                   deducted from Fund assets)

Management Fees                                      0.80%             0.80%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                            0.25%             1.00%
--------------------------------------------------------------------------------
Other Expenses                                       2.24%             2.23%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                 3.29%             4.03%
--------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement3             1.79%             1.78%
--------------------------------------------------------------------------------
Net Expenses                                         1.50%             2.25%
--------------------------------------------------------------------------------
     1 You may pay a reduced sales charge on very large purchases. There is no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     * There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within one year of purchase.

     2 The 1.00% is waived for benefits paid to you through a qualified pension plan.

     ** You may be charged a fee for each wire redemption. This fee is subject to change.

     3 Touchstone Advisors has contractually agreed to waive or reimburse certain of the Total Annual Fund Operating Expenses of each Class of the Fund (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2000.

The following example should help you compare the cost of investing in the Emerging Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         Class A Shares         Class C Shares

          1 Year             $  719                 $  350
--------------------------------------------------------------------------------
          3 Years            $1,372                 $1,178
--------------------------------------------------------------------------------
          5 Years            $2,047                 $2,022
--------------------------------------------------------------------------------
          10 Years           $3,839                 $4,203
--------------------------------------------------------------------------------

     o The example for the 3, 5 and 10-year periods is calculated using the Total Fund Operating Expenses before the limits agreed to under the Sponsor Agreement for periods after year 1.

TOUCHSTONE AGGRESSIVE GROWTH FUND
---------------------------------

THE FUND'S INVESTMENT GOAL

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund will seek growth opportunities among companies of various sizes whose valuation may not yet reflect the prospectus for accelerated earnings/cash flow growth.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in stocks of domestic growth companies that are likely to benefit from new or innovative products, services or processes that the portfolio manager believes will enhance the companies' prospects for future growth in earnings and cash flow. The Fund will invest in companies of various sizes, including stocks of mid cap and small cap companies. In choosing securities, the portfolio manager looks for companies it believes to be priced lower than their true value. These may include companies in the technology sector. The Fund may also invest (up to 15% of total assets) in common stocks which are not actively traded on a national or regional stock exchange.

The portfolio manager will invest in two basic categories of companies:

     o "Core" companies (approximately 67%) which the portfolio manager believes have shown above-average and consistent long-term growth in earnings and cash flow (net income plus depreciation and amortization) earnings and have excellent prospects for future growth
     o "Earnings/cash flow acceleration" companies (up to 34%) which are currently experiencing a dramatic increase in earnings and/or cash flow or are projected to do so

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

The Fund may make short-term trades in order to take advantage of changing market, industry or company conditions. The Fund's portfolio turnover may vary greatly from year to year and during a particular year. The portfolio manager does not set a price target for its holdings in order to determine when to sell an investment. Rather, the portfolio manager generally will sell a security if one or more of the following occurs:

     (1)  a change in the fundamentals of a company or an industry;
     (2)  excessive valuation;
     (3)  better risk/reward opportunities may be found in other stocks; or
     (4)  excessive overweighting.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o If the portfolio manager is unable to sell the stocks in the Fund's portfolio which are not actively traded on a regional or national stock exchange.
     o    If the stocks in the Fund's portfolio are not undervalued as expected
     o If the companies in the Fund's portfolio do not grow earnings and/or cash flow as expected
     o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors
     o Because the Fund is non-diversified, it may hold a significant percentage of its assets in the securities of one company and the securities of that company may not increase in value as expected
     o Because securities of small cap and medium cap companies may be more thinly traded and may have more frequent and larger price changes than securities of larger cap companies

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find out more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies and Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

The Fund is most appropriate for you if you are an aggressive investor and are willing to assume a relatively high amount of risk. You should be comfortable with extreme levels of volatility, and safety of principal in the short term should not be a high priority for you. This Fund's approach may be appropriate for you if you are comfortable with wide market fluctuations.

THE FUND'S PERFORMANCE

The following bar chart indicates the risks of investing in the Aggressive Growth Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for Class C shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class. As of the date of this Prospectus, no Class C shares have been issued by the Fund.

                  AGGRESSIVE GROWTH FUND - CLASS A PERFORMANCE

YEARS           TOTAL RETURN

1996                24.08%

1997                17.05%

1998                25.24%

1999                87.37%

     During the period shown in the bar chart, the highest quarterly return was 61.81% (for the quarter ended December 31, 1999) and the lowest quarterly return was -17.13% (for the quarter ended December 31, 1997).

     The year-to-date return for the Fund's Class A shares as of March 31, 2000 is 16%.

The following table indicates the risks of investing in the Aggressive Growth Fund. It shows how the Fund's average annual returns for the periods shown compare to that of the NASDAQ Composite Index. The NASDAQ Composite Index is an unmanaged index of common stocks of companies traded over-the-counter and offered through the National Association of Securities Dealers Automated Quotations system. The table shows the effect of the applicable sales charge.

FOR THE PERIODS ENDED DECEMBER 31, 1999

                                               Past 12   Since Fund
                                               Months    Started*

Aggressive Growth Fund-Class A                 76.60%    31.42%
-----------------------------------------      ------    ------
NASDAQ Composite Index                         86.13%    38.16%
-----------------------------------------      ------    ------

     *    The Fund started selling Class A shares on September 29, 1995.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                  Shareholder Fees (fees paid
                                                 directly from your investment)
                                                Class A Shares    Class C Shares

Maximum Sales Charge (Load)                          5.75%             2.25%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)        5.75%1            1.25%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price             *              1.00%2
or amount redeemed, whichever is less)
--------------------------------------------------------------------------------
Redemption Fee                                         **                **
--------------------------------------------------------------------------------

                                                     Annual Fund Operating
                                                  Expenses (expenses that are
                                                   deducted from Fund assets)

Management Fees                                      1.00%             1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                            0.16%             1.00%
--------------------------------------------------------------------------------
Other Expenses                                       0.84%             0.84%3
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                 2.00%             2.84%
--------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement              0.05%4             .14%
--------------------------------------------------------------------------------
Net Expenses                                         1.95%             2.70%
--------------------------------------------------------------------------------

     1 You may pay a reduced sales charge on very large purchases. There is also no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     * There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within one year of purchase.

     2 The 1.00% is waived for benefits paid to you through a qualified pension plan.

     ** You will be charged a fee for each wire redemption. This fee is subject to change.

     3 Other Expenses are based on estimated amounts for the current fiscal year.

     4 Pursuant to a written contract between Touchstone Advisors and the Trust, Touchstone Advisors has agreed to waive a portion of its advisory fee and/or reimburse certain expenses of Class A shares in order to limit Total Annual Fund Operating Expenses to 1.95%. Touchstone Advisors has agreed to maintain these expense limitations through at least March 31, 2001.

The following example should help you compare the cost of investing in the Aggressive Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         Class A Shares         Class C Shares

          1 Year             $  766                 $  395
--------------------------------------------------------------------------------
          3 Years            $1,166                 $  981
--------------------------------------------------------------------------------
          5 Years            $1,591                 $1,593
--------------------------------------------------------------------------------
          10 Years           $2,768                 $3,242
--------------------------------------------------------------------------------

TOUCHSTONE GROWTH/VALUE FUND
----------------------------

THE FUND'S INVESTMENT GOAL

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not reflect the prospects for accelerated earnings/cash flow growth.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in domestic stocks of large cap growth companies that the portfolio manager believes have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a 3 to 5 year period. In choosing securities, the portfolio manager looks for companies that it believes to be priced lower than their true value. These may include companies in the technology sector. The Fund may also invest (up to 10% of total assets) in common stocks of small cap companies.

The portfolio manager will invest in two basic categories of companies:

     o "Core" companies (approximately 67%) which the portfolio manager believes have shown above-average and consistent long-term growth in earnings and cash flow (net income plus depreciation and amortization) and have excellent prospects for future growth
     o "Earnings/cash flow acceleration" companies (up to 34%) which are currently experiencing a dramatic increase in earnings and/or cash flow or are projected to do so

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

The portfolio manager expects to hold investments in the Fund for an average of 18 to 36 months. However, changes in the portfolio manager's outlook and market conditions may significantly affect the amount of time the Fund holds a security. The Fund's portfolio turnover may vary greatly from year to year and during a particular year. The portfolio manager does not set a price target for its holdings in order to determine when to sell an investment. Rather, the portfolio manager generally will sell a security if one or more of the following occurs:

     (1)  a change in the fundamentals of a company or an industry;
     (2)  excessive valuation;
     (3)  better risk/reward opportunities may be found in other stocks; or
     (4)  excessive overweighting.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o If the market continually values the stocks in the Fund's portfolio lower than the portfolio manager believes they should be valued
     o    If the stocks in the Fund's portfolio are not undervalued as expected
     o If the companies in the Fund's portfolio do not increase their earnings and/or cash flow as expected o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors
     o Because the Fund is non-diversified, it may hold a significant percentage of its assets in the securities of one company and the securities of that company may not increase in value as expected
     o Because securities of small cap companies may be more thinly traded and may have more frequent and larger price changes than securities of larger cap companies

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies And Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund will be most appealing to you if you are a moderate or risk tolerant investor. You should be comfortable with a fair to high degree of volatility. Capital appreciation may be important to you, but you may not want to take extreme risks in order to achieve it. This Fund's approach may be most appropriate for you if you are comfortable with a moderate level of risk.

THE FUND'S PERFORMANCE

The following bar chart indicates the risks of investing in the Growth/Value Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for Class C shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.

                    GROWTH/VALUE FUND -- CLASS A PERFORMANCE

YEARS           TOTAL RETURN

1996                20.65%

1997                23.78%

1998                39.06%

1999                68.25%

     During the period shown in the bar chart, the highest quarterly return was 47.98% (for the quarter ended December 31, 1999) and the lowest quarterly return was -8.50% (for the quarter ended September 30, 1998).

     The year-to-date return for the Fund's Class A shares as of March 31, 2000 is 16.82%.

The following table indicates the risks of investing in the Growth/Value Fund. It shows how the Fund's average annual returns for the periods shown compare to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is a widely recognized unmanaged index of common stock prices. The table shows the effect of the applicable sales charge.

FOR THE PERIODS ENDED DECEMBER 31, 1999

                                               Past 12   Since Fund
                                               Months    Started*

GROWTH/VALUE FUND - CLASS A                    58.57%    33.94%
-----------------------------------------      ------    ------
Standard & Poor's 500 Index                    21.04%    26.33%
-----------------------------------------      ------    ------
GROWTH/VALUE FUND - CLASS C                       --     49.49%
-----------------------------------------      ------    ------
Standard & Poor's 500 Index                       --     29.35%
-----------------------------------------      ------    ------

     * Class A shares began operations on September 29, 1995. Class C shares began operations on August 1, 1999.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


                                                  Shareholder Fees (fees paid
                                                 directly from your investment)
                                                Class A Shares    Class C Shares

Maximum Sales Charge (Load)                          5.75%             2.25%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)        5.75%1            1.25%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price
or amount redeemed, whichever is less)                  *              1.00%2
--------------------------------------------------------------------------------
Redemption Fee                                         **                **
--------------------------------------------------------------------------------

                                                     Annual Fund Operating
                                                  Expenses (expenses that are
                                                   deducted from Fund assets)

Management Fees                                      1.00%             1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                            0.23%             0.98%
--------------------------------------------------------------------------------
Other Expenses                                       0.43%             0.43%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                 1.66%             2.41%3
--------------------------------------------------------------------------------

     1 You may pay a reduced sales charge on very large purchases. There is no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     * There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within one year of purchase.

     2 The 1.00% is waived for benefits paid to you through a qualified pension plan.

     ** You will be charged a fee for each wire redemption. This fee is subject to change.

     3    These expenses are based on estimates for the current fiscal year.

The following example should help you compare the cost of investing in the Growth/Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         Class A Shares         Class C Shares

          1 Year             $  734                 $  366
--------------------------------------------------------------------------------
          3 Years            $1,068                 $  867
--------------------------------------------------------------------------------
          5 Years            $1,425                 $1,394
--------------------------------------------------------------------------------
          10 Years           $2,427                 $2,837
--------------------------------------------------------------------------------

TOUCHSTONE EQUITY FUND
----------------------

THE FUND'S INVESTMENT GOAL

The Equity Fund seeks long-term growth of capital by investing primarily in growth-oriented stocks.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of common stocks which are believed to have growth attributes superior to the general market. In selecting investments, the portfolio manager focuses on those companies that have attractive opportunities for growth of principal, yet sell at reasonable valuations compared to the portfolio manager's expected growth rates of revenues, cash flows and earnings. Under normal circumstances, the Fund will invest at least 65% of its total assets in common stocks.

The portfolio manager uses a database of stocks from which to choose companies and then performs a detailed fundamental analysis on the companies which pass the initial screening. The intent of this analysis is to:

     o    Identify superior growth attributes relative to the general market
     o Identify high quality large cap companies with superior financial condition
     o    Acquire a detailed understanding of a company's earnings power
     o    Position the portfolio for a superior risk/reward ratio

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o If the detailed fundamental analysis of companies in the stock screening process is not accurate
     o If the companies in which the Fund invests do not grow as rapidly or increase in value as expected

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies And Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund will be most appealing to you if you are a moderate or risk tolerant person. You should be comfortable with a fair degree of volatility. Capital appreciation of your investment capital may be important to you, however, you may be uncomfortable taking extreme risk in order to achieve it. This Fund's approach may be appropriate for you if you are comfortable with a moderate level of risk.

THE FUND'S PERFORMANCE

The following bar chart indicates the risks of investing in the Equity Fund. It shows changes in the performance of the Fund's Class C shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for Class A shares offered by the Fund will differ from the Class C returns shown in the bar chart, depending on the expenses of that class.

                       EQUITY FUND -- CLASS C PERFORMANCE

YEARS           TOTAL RETURN

1994                -2.43%

1995                31.03%

1996                13.42%

1997                28.37%

1998                20.70%

1999                17.17%

     During the period shown in the bar chart, the highest quarterly return was 19.92% (for the quarter ended December 31, 1998) and the lowest quarterly return was -10.57% (for the quarter ended September 30, 1998).

     The year-to-date return for the Fund's Class C shares as of March 31, 2000 is 6.50%.

The following table shows indicates the risk of investing in the Equity Fund. It shows how the Fund's average annual returns for the periods shown compare to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is a widely recognized unmanaged index of common stock prices. The table shows the effect of the applicable sales charge.

FOR THE PERIODS ENDED DECEMBER 31, 1999

                                               Past 12   Past 5    Since
                                               Months    Years     Fund Started*

EQUITY FUND -- CLASS A                         11.71%    21.59%    16.16%
------------------------------------------     ------    ------    ------
Standard & Poor's 500 Index                    21.04%    28.51%    22.82%
------------------------------------------     ------    ------    ------
EQUITY FUND -- CLASS C                         15.70%    21.65%    15.64%
------------------------------------------     ------    ------    ------
Standard & Poor's 500 Index                    21.04%    28.51%    22.17%
------------------------------------------     ------    ------    ------

     * Class A shares began operations on August 2, 1993. Class C shares began operations on June 7, 1993.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                  Shareholder Fees (fees paid
                                                 directly from your investment)
                                                Class A Shares    Class C Shares

Maximum Sales Charge (Load)                          5.75%             2.25%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)        5.75%1            1.25%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price
or amount redeemed, whichever is less)                  *              1.00%2
--------------------------------------------------------------------------------
Redemption Fee                                         **                **
--------------------------------------------------------------------------------

                                                     Annual Fund Operating
                                                  Expenses (expenses that are
                                                   deducted from Fund assets)

Management Fees                                      0.75%             0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                            0.25%             1.00%
--------------------------------------------------------------------------------
Other Expenses                                       0.31%             0.66%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                 1.31%             2.41%
--------------------------------------------------------------------------------

      1 You may pay a reduced sales charge on very large purchases. There is no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     * There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within one year of purchase.

     2 The 1.00% is waived for benefits paid to you through a qualified pension plan.

     ** You will be charged a fee for each wire redemption. This fee is subject to change.

The following example should help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         Class A Shares         Class C Shares

          1 Year             $  701                 $  366
--------------------------------------------------------------------------------
          3 Years            $  966                 $  867
--------------------------------------------------------------------------------
          5 Years            $1,252                 $1,394
--------------------------------------------------------------------------------
          10 Years           $2,063                 $2,837
--------------------------------------------------------------------------------

TOUCHSTONE ENHANCED 30 FUND
---------------------------

THE FUND'S INVESTMENT GOAL

The Enhanced 30 Fund seeks to achieve a total return which is higher than the total return of the Dow Jones Industrial Average.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund's portfolio is based on the 30 stocks that comprise the Dow Jones Industrial Average. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks. The portfolio manager seeks to surpass the total return of the Dow Jones Industrial Average by substituting stocks that offer above average growth potential for those stocks in the Dow Jones Industrial Average that appear to have less growth potential. The Fund's portfolio will at all times consist of 30 stocks and up to 1/3 of these holdings may represent substituted stocks in the enhanced portion of the portfolio.

The portfolio manager uses a database of 4,000 stocks from which to choose the companies that will be substituted in the enhanced portion of the portfolio. A specific process is followed to assist the portfolio manager in its selections:

     o The 4,000 stocks are reduced to 1,400 by screening for quality and market capitalization ($10 billion minimum).
     o A model is applied to select stocks that the portfolio manager believes are priced at a discount to intrinsic value. This model reduces the stock choices to about 300 companies.
     o The portfolio manager then searches for those companies that currently have a catalyst at work which may help to unlock their earnings potential.

Stocks are sold when the portfolio manager believes they are overpriced or face a significant reduction in earnings prospects. The portfolio is rebalanced periodically or as needed due to changes in the Dow Jones Industrial Average or the other securities in the portfolio.

The portfolio manager's selection process is expected to cause the Fund's portfolio to have the following characteristics:

     o    Attractive valuation
     o    Above-average earnings and dividend growth
     o    Above-average market capitalization ratio
     o    Dominant industry position
     o    Seasoned management
     o    Above-average quality

Unlike  the  Dow  Jones  Industrial  Average,   the  Enhanced  30  Fund  is  not
price-weighted.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o If the stock selection model is not accurate in its stock screening process
     o If the stocks in the enhanced portion of the portfolio do not increase the Fund's return as expected o If the market continually values the stocks in the Fund's portfolio lower than the portfolio manager believes they should be valued
     o    If the stocks in the Fund's portfolio are not undervalued as expected

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find out more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies and Risks later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund will be most appealing to you if you are a moderate, or risk tolerant investor. You should be comfortable with a fair degree of volatility. Capital appreciation may be important to you, but you may not want to take extreme risks in order to achieve it. This Fund's approach may be most appropriate for you if you are comfortable with a moderate level of risk.

PERFORMANCE NOTE

Performance information is only shown for those Funds which have had a full calendar year of operations. Since the Enhanced 30 Fund started on May 1, 2000, there is no performance information included in this Prospectus.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                  Shareholder Fees (fees paid
                                                 directly from your investment)
                                                Class A Shares    Class C Shares

Maximum Sales Charge (Load)                          5.75%             2.25%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)        5.75%1            1.25%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price
or amount redeemed, whichever is less)                  *              1.00%2
--------------------------------------------------------------------------------
Redemption Fee                                         **                **
--------------------------------------------------------------------------------

                                                     Annual Fund Operating
                                                  Expenses (expenses that are
                                                   deducted from Fund assets)

Management Fees                                      0.65%             0.65%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                            0.25%             1.00%
--------------------------------------------------------------------------------
Other Expenses3                                      1.00%             1.00%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                 1.90%             2.65%
--------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement4              .90%              .90%
--------------------------------------------------------------------------------
Net Expenses                                         1.00%             1.75%
--------------------------------------------------------------------------------

     1 You may pay a reduced sales charge on very large purchases. There is no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     * There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within one year of purchase.

     2 The 1.00% is waived for benefits paid to you through a qualified pension plan

     ** You will be charged a fee for each wire redemption. This fee is subject to change.

     3 Other expenses are based on estimated amounts for the current fiscal year.

     4 Touchstone Advisors has contractually agreed to waive or reimburse certain of the Total Annual Fund Operating Expenses of each Class of the Fund (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least March 31, 2001.

The following example should help you compare the cost of investing in the Enhanced 30 Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         Class A Shares         Class C Shares

          1 Year             $  671                 $  301
--------------------------------------------------------------------------------
          3 Years            $1,055                 $  854
--------------------------------------------------------------------------------

     o The example for the 3 year period is calculated using the Total Fund Operating Expenses before the limits agreed to under the Sponsor Agreement for the period after year 1.

TOUCHSTONE VALUE PLUS FUND
--------------------------

THE FUND'S INVESTMENT GOAL

The Value Plus Fund seeks to increase the value of Fund shares over the long-term.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily (at least 65% of total assets) in common stock of larger companies that the portfolio manager believes are undervalued. In choosing undervalued stocks, the portfolio manager looks for companies that have proven management and unique features or advantages, but are believed to be priced lower than their true value. These companies may not pay dividends. The Fund may also invest in common stocks of rapidly growing companies to enhance the Fund's return and vary its investments to avoid having too much of the Fund's assets subject to risks specific to undervalued stocks.

Approximately 70% of total assets will generally be invested in large cap companies and approximately 30% will generally be invested in mid cap companies. A large cap company has a market capitalization of more than $5 billion. A mid cap company has a market capitalization of between $1 billion and $5 billion.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o If the market continually values the stocks in the Fund's portfolio lower than the portfolio manager believes they should be valued
     o    If the stocks in the Fund's portfolio are not undervalued as expected
     o Because the price of mid cap stocks may fluctuate more than the price of large cap stocks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that it will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies And Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund will be most appealing to you if you are a moderate or risk tolerant investor. You should be comfortable with a fair degree of volatility. Capital appreciation may be important to you, but you may not want to take extreme risks in order to achieve it. This Fund's approach may be most appropriate for you if you are comfortable with a moderate level of risk.

THE FUND'S PERFORMANCE

The following bar chart indicates the risks of investing in the Value Plus Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for Class C shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.

VALUE PLUS FUND -- CLASS A PERFORMANCE

YEAR             TOTAL RETURN

1999                 15.51%

During the period shown in the bar chart, the highest quarterly return was 13.01% (for the quarter ended December 31,1999) and the lowest quarterly return was -8.68% (for the quarter ended September 30, 1999).

The year-to-date return for the Fund's Class A shares as of March 31, 2000 is -1.74%.

The following table indicates the risks of investing in the Value Plus Fund. It shows how the Fund's average annual returns for the periods shown compare to those of the S&P 500 Index, the S&P/Barra Value Index and the Wilshire Large Cap Value Index. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P/Barra Value Index is a capitalization-weighted index of stocks in the S&P 500 with high book-to-price ratios relative to the S&P 500 as a whole. The Wilshire Large Cap Value Index is an index of equity securities that fit Wilshire Asset Management's value stock characteristics and fall into the largest 750 securities in the Wilshire 500 Index. The table shows the effect of the applicable sales charge.

FOR THE PERIODS ENDED DECEMBER 31, 1999

                                               Past 12   Since Fund
                                               Months    Started*

VALUE PLUS FUND -- CLASS A                      8.82%     7.89%
-----------------------------------------      ------    ------
VALUE PLUS FUND -- CLASS C**                   12.81%     9.12%
-----------------------------------------      ------    ------
S&P 500 INDEX                                  21.04%    18.16%
-----------------------------------------      ------    ------
S&P/BARRA VALUE INDEX                          12.01%     8.05%
-----------------------------------------      ------    ------
WILSHIRE LARGE CAP VALUE INDEX                  3.55%     2.57%
-----------------------------------------      ------    ------


 *  Class A shares and Class C shares began operations on May 1, 1998.
** We calculated the Class C performance in the table using the historical performance information of the Fund's predecessor, restated to reflect the current sales load applicable to Class C shares.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                  Shareholder Fees (fees paid
                                                 directly from your investment)
                                                Class A Shares    Class C Shares

Maximum Sales Charge (Load)                          5.75%             2.25%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)        5.75%1            1.25%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price
or amount redeemed, whichever is less)                  *              1.00%2
--------------------------------------------------------------------------------
Redemption Fee                                         **                **
--------------------------------------------------------------------------------

                                                     Annual Fund Operating
                                                  Expenses (expenses that are
                                                   deducted from Fund assets)

Management Fees                                      0.75%             0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                            0.25%             1.00%
--------------------------------------------------------------------------------
Other Expenses                                       1.02%             1.02%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                 2.02%             2.77%
--------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement3             0.72%             0.72%
--------------------------------------------------------------------------------
Net Expenses                                         1.30%             2.05%
--------------------------------------------------------------------------------

     1 You may pay a reduced sales charge on very large purchases. There is no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     * There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within one year of purchase.

     2 The 1.00% is waived for benefits paid to you through a qualified pension plan.

     ** You may be charged a fee for each wire redemption. This fee is subject to change.

     3 Touchstone Advisors has contractually agreed to waive or reimburse certain of the Total Annual Fund Operating Expenses of each Class of the Fund (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2000.

The following example should help you compare the cost of investing in the Value Plus Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         Class A Shares         Class C Shares

          1 Year             $  700                 $  330
--------------------------------------------------------------------------------
          3 Years            $1,107                 $  906
--------------------------------------------------------------------------------
          5 Years            $1,538                 $1,508
--------------------------------------------------------------------------------
          10  Years          $2,734                 $3,134
--------------------------------------------------------------------------------
     o The example for the 3, 5 and 10-year period is calculated using the Total Fund Operating Expenses before the limits agreed to under the Sponsor Agreement for periods after year 1.

TOUCHSTONE UTILITY FUND
-----------------------

THE FUND'S INVESTMENT GOAL

The Utility Fund seeks growth of capital and current income by investing primarily in securities of public utilities.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of common, preferred, and convertible preferred stocks and bonds of domestic public utilities. The Fund will invest at least 65% of its total assets in the securities of public utilities, which are those companies involved in the production, supply or distribution of electricity, natural gas, telecommunications (including cable and wireless companies) and water. The Fund will invest in investment grade debt securities which mature within 30 years.

The portfolio manager selects investments for the Fund by identifying companies that have

     o Sustainable growth rates in revenues, earnings, dividends, cash flows and return on investment
     o    Favorable relative valuation indicators
     o    "Hidden assets" not recognized by the market
     o    Positive management assessment
     o    Favorably regulatory climate

The portfolio manager also determines the competitive strengths and weaknesses, opportunities and threats to both the company and the industry. The portfolio manager expects to hold the Fund's securities for the long term, but will sell a security when a serious deterioration in the fundamental competitive position of the company occurs or when there is a change in the company's management which the portfolio manager believes is not in the best interests of shareholders.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o If the stocks of public utilities go down because of the occurrence of events and risks unique to the public utilities market
     o If the stocks in the Fund's portfolio do not grow over the long term as expected
     o If interest rates go up, causing the value of any debt securities held by the Fund to decline

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies And Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund is most appropriate for you if you are a moderate or risk tolerant investor. You should be comfortable with a fair degree of volatility. Capital appreciation may be important to you, but you may not want to take extreme risks in order to achieve it. This Fund's approach may be most appropriate for you if you are comfortable with a moderate level of risk.

THE FUND'S PERFORMANCE

The following bar chart indicates the risks of investing in the Utility Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for Class C shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.

                       UTILITY FUND -- CLASS A PERFORMANCE

YEARS           TOTAL RETURN

1990                 2.34%

1991                22.70%

1992                 7.66%

1993                 8.03%

1994                -2.02%

1995                26.46%

1996                 5.77%

1997                27.90%

1998                17.64%

1999                 1.45%

     During the period shown in the bar chart, the highest quarterly return was 16.83% (for the quarter ended December 31, 1997) and the lowest quarterly return was -12.26% (for the quarter ended March 31, 1999).

     The year-to-date return for the Fund's Class A shares as of March 31, 2000 is 2.11%.

The following table indicates the risks of investing in the Utility Fund. It shows how the Fund's average annual returns for the periods shown compare to those of the Standard & Poor's Utility Index. The Standard & Poor's Utility Index is a widely recognized unmanaged index consisting of electric power, natural gas and telephone companies. The table shows the effect of the applicable sales charge.

FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                                        Since
                                       Past 12    Past 5     Past 10    Fund
                                       Months     Years      Years      Started*

UTILITY FUND -- CLASS A                -4.39%     13.99%     10.66%     11.01%
-----------------------------------    ------     ------     ------     ------
Standard & Poor's Utility Index        -8.91%     13.81%      9.18%     10.03%
-----------------------------------    ------     ------     ------     ------
UTILITY FUND -- CLASS C                -0.98%     14.02%        --       9.98%
-----------------------------------    ------     ------     ------     ------
Standard & Poor's Utility Index        -8.91%     13.81%        --       8.89%
-----------------------------------    ------     ------     ------     ------

     * Class A shares began operations on August 15, 1989. Class C shares began operations on August 2, 1993.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


                                                  Shareholder Fees (fees paid
                                                 directly from your investment)
                                                Class A Shares    Class C Shares


Maximum Sales Charge (Load)                          5.75%             2.25%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)        5.75%1            1.25%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price             *              1.00%2
or the amount redeemed, whichever is less)
--------------------------------------------------------------------------------
Redemption Fee                                         **                **
--------------------------------------------------------------------------------

                                                     Annual Fund Operating
                                                  Expenses (expenses that are
                                                   deducted from Fund assets)

Management Fees                                      0.75%             0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                            0.23%             0.92%
--------------------------------------------------------------------------------
Other Expenses                                       0.35%             0.83%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                 1.33%             2.50%
--------------------------------------------------------------------------------

     1 You may pay a reduced sales charge on very large purchases. There is no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     * There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within one year of purchase.

     2 The 1.00% is waived for benefits paid to you through a qualified pension plan.

     ** You will be charged a fee for each wire redemption. This fee is subject to change.

The following example should help you compare the cost of investing in the Utility Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         Class A Shares         Class C Shares
          1 Year             $  703                 $  375
--------------------------------------------------------------------------------
          3 Years            $  972                 $  894
--------------------------------------------------------------------------------
          5 Years            $1,262                 $1,439
--------------------------------------------------------------------------------
          10 Years           $2,084                 $2,925
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES AND RISKS
-------------------------------

CAN A FUND DEPART FROM ITS NORMAL STRATEGIES?

Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During these times, a Fund may not achieve its investment goals.

DO THE FUNDS ENGAGE IN ACTIVE TRADING OF SECURITIES?

The Aggressive Growth Fund and the International Equity Fund may engage in active trading to achieve their investment goals. This may cause the Funds to realize higher capital gains which would be passed on to you. Higher capital gains could increase your tax liability. Frequent trading also increases transaction costs, which would lower a Fund's performance.

CAN A FUND CHANGE ITS INVESTMENT GOAL?

Each Fund (except the Growth/Value Fund and the Aggressive Growth Fund) may change its investment goal(s) by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any such change took effect.

DO THE FUNDS HAVE OTHER INVESTMENT STRATEGIES, IN ADDITION TO THEIR PRINCIPAL INVESTMENT STRATEGIES?

INTERNATIONAL EQUITY FUND. The International Equity Fund may also invest in certain debt securities issued by U.S. and non-U.S. entities (up to 20%), including non-investment grade debt securities rated as low as B.

EMERGING GROWTH FUND. When the portfolio managers believe the following securities offer a good potential for capital growth or income, up to 35% of the Fund's assets may be invested in:

     o    Larger company stocks
     o    Preferred stocks
     o    Convertible bonds

The Emerging Growth Fund may also invest in:

     o    Securities of foreign  companies traded mainly outside the U.S. (up to
          20%)
     o    American Depository Receipts (ADRs) (up to 20%)
     o    Securities of emerging market countries (up to 10%)

VALUE PLUS FUND. The Value Plus Fund may invest in:

     o    Preferred stocks
     o    Investment grade debt securities
     o    Convertible securities

In addition, the Value Plus Fund may invest in (up to 10%):

     o    Cash equivalent investments
     o    Short-term debt securities

THE FUNDS AT A GLANCE.

The following two tables can give you a quick basic understanding of the types of securities a Fund tends to invest in and some of the risks associated with a Fund's investments. You should read all of the information about a Fund and its risks before deciding to invest.

HOW CAN I TELL, AT A GLANCE, WHICH TYPES OF SECURITIES A FUND MIGHT INVEST IN?

The following table shows the main types of securities in which each Fund generally will invest. Investments marked P are principal investments. Investments marked 0 are other types of securities in which a Fund may invest to a lesser extent. Some of the Funds' investments are described in detail below:

                                    International  Emerging    Aggressive    Growth/                Enhanced    Value
                                    Equity         Growth      Growth        Value       Equity     30          Plus       Utility
                                    Fund           Fund        Fund          Fund        Fund       Fund        Fund       Fund

FINANCIAL INSTRUMENTS
Invests in U.S. stocks                              P           P             P           P          P           P          P
----------------------------------------------------------------------------------------------------------------------------------
Invests in foreign stocks            P              O
----------------------------------------------------------------------------------------------------------------------------------
Invests in investment grade
debt securities                      O              0                                                            0          P
----------------------------------------------------------------------------------------------------------------------------------
Invests in non-investment
grade debt securities                O
----------------------------------------------------------------------------------------------------------------------------------
Invests in foreign debt
securities                           O
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT TECHNIQUES
Emphasizes securities of
small cap companies                                 P           P             0
----------------------------------------------------------------------------------------------------------------------------------
Emphasizes securities of
mid cap companies                                               P                                                P
----------------------------------------------------------------------------------------------------------------------------------
Emphasizes securities of
large cap companies                                             P             P           P          P           P
----------------------------------------------------------------------------------------------------------------------------------
Emphasizes undervalued
stocks                                              O           O             O                                  P         O
----------------------------------------------------------------------------------------------------------------------------------
Invests in securities of
emerging market countries            P              O
----------------------------------------------------------------------------------------------------------------------------------
Invests in technology
securities                                                      O             O                                             O
----------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

FOREIGN COMPANIES. A foreign company is organized under the laws of a foreign country and:

     o    Has the principal trading market for its stock in a foreign country
     o Derives at least 50% of its revenues or profits from operations in foreign countries or has at least 50% of its assets located in foreign countries

INVESTMENT GRADE SECURITIES. Investment grade securities are generally rated BBB or better by Standard & Poor's Rating Service (S&P) or Baa or better by Moody's Investor Service, Inc. (Moody's).

NON-INVESTMENT GRADE SECURITIES. Non-investment grade securities are higher risk, lower quality securities, often referred to as "junk bonds", and are considered speculative. They are rated by S&P as less than BBB or by Moody's as less than Baa.

"LARGE CAP," "MID CAP" AND "SMALL CAP" COMPANIES. A large cap company has a market capitalization of more than $5 billion. A mid cap company has a market capitalization of between $1 billion and $5 billion. A small cap company has a market capitalization of less than $1 billion.

EMERGING GROWTH COMPANIES. Emerging Growth companies are companies that have:

     o A total market capitalization less than that of the average of the companies in the Standard & Poor's Composite Index of 500 Stocks (S&P
          500)
     o Earnings that the portfolio managers believe may grow faster than the U.S. economy in general due to new products, management changes at the company or economic shocks such as high inflation or sudden increases or decreases in interest rates

EMERGING MARKET COUNTRIES. Emerging Market Countries are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Holland, Italy, Japan, Luxembourg, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that:

     o    Is organized under the laws of an emerging market country
     o Has its principal trading market for its stock in an emerging market country
     o Derives at least 50% of its revenues or profits from operations within emerging market countries or has at least 50% of its assets located in emerging market countries

UNDERVALUED STOCKS. A stock is considered undervalued if the portfolio manager believes it should be trading at a higher price than it is at the time of purchase. Factors considered are:

     o    Price relative to earnings
     o    Price relative to cash flow
     o    Price relative to financial strength

STOCKS NOT ACTIVELY TRADED ON STOCK EXCHANGE. A stock is considered not actively traded if the volume of shares of the stock bought and sold on a daily basis on the regional and national stock exchanges is minimal or non-existent. Because of the low volume of shares of such stocks that are bought and sold on a daily basis, the Fund may have difficulty selling shares of stock of this type.

PUBLIC UTILITIES SECURITIES. Common stock, preferred stock, convertible preferred stock and bonds of domestic companies involved in the production, supply or distribution of electricity, natural gas, telecommunications (including cable and wireless) and water.

HOW CAN I TELL, AT A GLANCE, A FUND'S KEY RISKS?

The following table shows some of the principal and other risks to which each Fund is subject. Risks marked P are principal risks. Risks marked 0 are other risks that may impact the Fund to a lesser extent. Each risk is described in detail below:

                                    International  Emerging    Aggressive    Growth/                Enhanced    Value
                                    Equity         Growth      Growth        Value       Equity     30          Plus       Utility
                                    Fund           Fund        Fund          Fund        Fund       Fund        Fund       Fund

MARKET RISK                          P              P           P             P           P          P           P          P
Emerging Growth Companies                           P
Public Utilities                                                                                                            P
Stocks Not Actively Traded                                      0
Mid Cap and Small Cap                               P           P             0                                  P
Technology Securities                                           0             0                                             0
INTEREST RATE RISK                   0              0                                                            0          P
CREDIT RISK                          0              0                                                            0          P
Non-Investment Grade Securities      0
FOREIGN INVESTING RISK               P              0
Emerging Market Risk                 P              0
Political Risk                       0
NON-DIVERSIFICATION RISK                                        0             0

RISKS OF INVESTING IN THE FUNDS

MARKET RISK. A Fund that invests in common stocks is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

     o Emerging Growth Companies. Investment in Emerging Growth companies is subject to enhanced risks because such companies generally have limited product lines, markets or financial resources and often exhibit a lack of management depth. The securities of such companies can be difficult to sell and are usually more volatile than securities of larger, more established companies.

     o    Public  Utilities.  Investment  in  Public  Utilities  is  subject  to enhanced risks because such companies may be the subject of rate regulation by government agencies, which may make it difficult to obtain adequate return on invested capital, pass on cost increases and finance large construction projects. Public Utilities that provide power or other energy related services are exposed to additional risks such as, difficulties in obtaining fuel at reasonable prices, shortages of fuel, energy conservation measures, restrictions on operations and increased costs and delays from licensing and environmental considerations and the special risks of constructing and operating nuclear power generating facilities or other specialized types of facilities. In addition, stocks of Public Utilities may be more sensitive to changes in interest rates than other types of equity investments.

     o Stocks Not Actively Traded. Investment in Stocks Not Actively Traded is subject to enhanced risks because the stocks are not actively traded on the regional or national stock exchange. The stocks can be difficult to sell because the Fund may not be able to locate a buyer for the stock at the time the Fund desires to sell the stock. Also, the Fund may not be able to obtain the best price when it desires to sell the stock.

     o Small Cap and Medium Cap Companies. Because small cap and medium cap companies normally have fewer shares outstanding than larger companies, it may be more difficult for the portfolio manager to buy or sell significant amounts of these shares without an unfavorable impact on prevailing prices. Small cap companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small cap and medium cap companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small cap and medium cap companies than for larger, more established ones. Although investing in securities of small and medium cap companies offers potential for above-average returns if the companies are successful, the risk exists that such companies will not succeed and the prices of their shares could significantly decline in value.

     o Technology Securities. The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products and services may be subject to competitive pressures and aggressive pricing and the risk that new products will not meet expectations or even reach the marketplace.

INTEREST RATE RISK. A Fund that invests in debt securities is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

CREDIT RISK. The debt securities in a Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

     o Non-Investment Grade Securities. Non-investment grade securities are sometimes referred to as "junk bonds" and are very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a Fund which invests in non-investment grade securities could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade securities can also be more difficult to sell for good value.

FOREIGN INVESTING. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

     o Emerging Market Countries. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

     o Political Risk. Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country's issuers.

NON-DIVERSIFICATION RISK. A non-diversified Fund may invest a significant percentage of its assets in the securities of a single company. Because of the Fund's ownership of securities may be concentrated in a single company, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

THE FUNDS' MANAGEMENT
---------------------

REORGANIZATION OF TOUCHSTONE SERIES TRUST

Under the terms of an Agreement and Plan of Reorganization, on May 1, 2000, each of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund will succeed to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which is a series of Touchstone Series Trust. The investment goals and strategies of each Fund and its Predecessor Fund are substantially identical.

INVESTMENT ADVISOR

Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") located at 311 Pike Street, Cincinnati, Ohio 45202, is the investment advisor for the Funds.

Touchstone Advisors has been registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the"Advisers Act") since 1994. As of December 31, 1999, Touchstone Advisors had approximately $532 million in assets under management.

Touchstone Advisors is responsible for selecting Fund Sub-Advisors, subject to review by the Board of Trustees. Touchstone Advisors selects a Fund Sub-Advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating Fund Sub-Advisors, including:

     o    Level of knowledge and skill
     o    Performance as compared to its peers or benchmark
     o    Consistency of performance over five years or more
     o    Level of compliance with investment rules and strategies
     o    Employees, facilities and financial strength
     o    Quality of service

Touchstone Advisors will also continually monitor each Fund Sub-Advisor's performance through various analyses and through in-person, telephone and written consultations with the Fund Sub-Advisors.

Touchstone Advisors discusses its expectations for performance with each Fund Sub-Advisor. Touchstone Advisors provides written evaluations and recommendations to the Board of Trustees, including whether or not each Fund's Sub-Advisor contract should be renewed, modified or terminated.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except for those that are subcontracted to the Fund Sub-Advisors, custodian, transfer agent and administrator.

Two or more Fund Sub-Advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one Fund Sub-Advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each Sub-Advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of the evaluations of the Fund Sub-Advisors.

Each Fund pays Touchstone Advisors a fee for its services. Out of this fee Touchstone Advisors pays each Fund Sub-Advisor a fee for its services.

The fee paid to Touchstone Advisors by each Fund is shown in the table below:

                              Fee to Touchstone Advisors
                              (as % of average daily net assets)

International Equity Fund     0.95%
-----------------------------------
Emerging Growth Fund          0.80%
--------------------------------------------------------------------------------
Aggressive Growth Fund and    1.00%  of assets up to $50 million
Growth/Value Fund             0.90%  of assets from $50 million to $100 million
                              0.80%  of assets from $100 million to $200 million
                              0.75%  of assets over $200 million
--------------------------------------------------------------------------------
Equity Fund and Utility Fund  0.75%  of assets up to $200 million
                              0.70%  of assets from $200 million to $500 million
                              0.50%  of assets over $500 million
--------------------------------------------------------------------------------
Enhanced 30 Fund              0.65%
-----------------------------------
Value Plus Fund               0.75%
-----------------------------------

During the fiscal year ended March 31, 1999, the advisory fees paid by each of the Aggressive Growth Fund and the Growth/Value Fund were 1% of average net assets and the advisory fees paid by each of the Equity Fund and the Utility Fund were .75% of average net assets.

FUND SUB-ADVISORS

The Fund Sub-Advisors make the day-to-day decisions regarding buying and selling specific securities for a Fund. Each Fund Sub-Advisor manages the investments held by the Fund it serves according to the applicable investment goals and strategies.

FUND SUB-ADVISOR TO THE INTERNATIONAL EQUITY FUND

CREDIT SUISSE ASSET MANAGEMENT LLC (CREDIT SUISSE)
One Citicorp Center, 153 East 53rd Street, New York, NY 10022

Credit Suisse has been registered as an investment advisor under the Advisers Act since 1968. Credit Suisse provides investment advisory services to individual and institutional clients. As of December 31, 1999, Credit Suisse had assets under management of approximately $202.9 billion. Credit Suisse has been managing the International Equity Fund since the Fund's inception.

The Fund is managed by the Credit Suisse International Equity Management Team. The team consists of Larry Smith, Steven D. Bleiberg, Richard Watt, Alan Zlater, Emily Alejos and Robert B. Hrabchak.

FUND SUB-ADVISORS TO THE EMERGING GROWTH FUND

DAVID L. BABSON & COMPANY, INC. (BABSON)
One Memorial Drive, Cambridge, MA 02142-1300

Babson has been registered as an investment advisor under the Advisers Act since 1940. Babson provides investment advisory services to individual and institutional clients. As of December 31, 1999, Babson and affiliates had assets under management of $ 18.9 billion. Babson has been managing the Emerging Growth Fund since the Fund's inception.

Lance F. James has primary responsibility for the day-to-day management of the Fund. Mr. James has been with the firm since 1986.

WESTFIELD CAPITAL MANAGEMENT COMPANY, INC. (WESTFIELD)
One Financial Center, Boston, MA 02111

Westfield has been registered as an investment advisor under the Advisers Act since 1989. Westfield provides investment advisory services to individual and institutional clients. As of December 31, 1999, Westfield had assets under management of approximately $1.9 billion. Westfield has been managing the Emerging Growth Fund since the Fund's inception.

William A. Muggia has managed the portion of the Emerging Growth Fund's assets allocated to Westfield by the Advisor since April 1999. Mr. Muggia has been with Westfield since 1994.

FUND SUB-ADVISOR TO THE AGGRESSIVE GROWTH FUND AND THE GROWTH/VALUE FUND

MASTRAPASQUA & ASSOCIATES, INC. (MASTRAPASQUA)
814 CHURCH STREET, NASHVILLE, TENNESSEE 37203

Mastrapasqua has been registered as an investment advisor under the Advisers Act since 1993. Mastrapasqua provides investment advisory services to individual and institutional clients. As of December 31, 1999, Mastrapasqua had assets under management of approximately $1.3 billion. Frank Mastrapasqua, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua, and Thomas A. Trantum, President of Mastrapasqua, are primarily responsible for the day-to-day management of the Funds. Prior to founding Mastrapasqua in 1993, Mr. Mastrapasqua was Director of Research and Chief Investment Strategist and a partner at J.C. Bradford & Co. Mr. Trantum was a Senior Analyst and a partner at J.C. Bradford & Co. until 1993.

FUND SUB-ADVISOR TO THE EQUITY FUND, THE VALUE PLUS FUND AND THE UTILITY FUND

FORT WASHINGTON INVESTMENT ADVISORS, INC. (FORT WASHINGTON)
420 East Fourth Street, Cincinnati, OH 45202

Fort Washington has been registered as an investment advisor under the Advisers Act since 1990. Fort Washington provides investment advisory services to individual and institutional clients. As of December 31, 1999, Fort Washington had assets under management of approximately $13 billion. Fort Washington has been managing the Fund since its inception.

John C. Holden has managed the Value Plus Fund since May, 1998. Mr. Holden (CFA) joined Fort Washington in 1997 and is Vice President and Senior Portfolio Manager. From 1993 until 1997 he served as Vice President and Senior Portfolio Manager with Mellon Private Asset Management in Pittsburgh Pennsylvania.

Charles E. Stutenroth IV and Charles A. Ulbricht are primarily responsible for managing the Equity Fund and have been managing the Fund since November 1999. Mr. Stutenroth has served as Vice President of Fort Washington since 1999. From 1996 until 1999, he was Senior Vice President of Bank of America Investment Management, prior to which he was Vice President of National City Investment Management & Trust. Mr. Ulbricht has served as a Senior Research Manager of Fort Washington since 1995. From 1984 until 1995, he was Vice President-Research of Cowgill-Haberer Investment Counselors.

John C. Holden and William H. Bunn are primarily responsible for managing the Utility Fund and have been managing the Fund since November 1999. Mr. Holden has served as Vice President of Fort Washington since 1997. From 1993 until 1997, he was Vice President of Mellon Private Asset Management. Mr. Bunn has been employed by Fort Washington since 1994 as a securities analyst for the telecommunications and utilities industries.

Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as a Fund Sub-Advisor. The Board of Trustees reviews all of Touchstone Advisor's decisions to reduce the possibility of a conflict of interest situation.

FUND SUB-ADVISOR TO THE ENHANCED 30 FUND

TODD INVESTMENT ADVISORS, INC. (TODD)
3160 NATIONAL CITY TOWER, LOUISVILLE, KY 40202

Todd has been registered as an investment advisor under the Advisers Act since 1979. Todd provides investment advisory services to individual and institutional clients. As of December 31, 1999, Todd had assets under management of approximately $ 3.3 billion.

Curtiss M. Scott, Jr., CFA has primary responsibility for the day-to-day management of the Fund. Mr. Scott joined Todd in 1996. He currently manages both small cap and large cap products for Todd. He has 15 years of experience as a small cap portfolio manager and 20 years of industry experience. Prior to joining Todd, Mr. Scott was a partner with Executive Investment Advisors. He has also held portfolio management positions at Lazard Freres Asset Management and Oppenheimer Management, both in New York.

Todd is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Todd as the Fund's Sub-Advisor. The Board of Trustees reviews all of Touchstone Advisor's decisions to reduce the possibility of a conflict of interest situation.

INVESTING WITH TOUCHSTONE
-------------------------

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

OPENING AN ACCOUNT

You can contact your financial advisor to purchase shares of the Funds. You may also purchase shares of any Fund directly from Touchstone Securities, Inc. ("Touchstone"). In any event, you must complete the Investment Application included in this Prospectus. You may also obtain an Investment Application from Touchstone or your financial advisor.

     o    Investor Alert: Touchstone may choose to refuse any purchase order.

You should read this Prospectus carefully and then determine how much you want to invest. Check below to find the minimum investment amount required to purchase shares as well as to learn about the various ways you can purchase your shares

                                                         Initial      Additional
                                                        Investment    Investment
                                                        ----------    ----------

                                  Regular Account         $1,000         None
                                  ---------------

Retirement Plan Account or Custodial account under        $  250         None
a Uniform Gifts/Transfers to Minors Act ("UGTMA")
-------------------------------------------------

Investments through the Automatic Investment Plan         $   50        $  50
-------------------------------------------------

     o Investor Alert: Touchstone may change these initial and additional investment minimums at any time.

PRICING OF FUND SHARES

Each Fund's share price, also called net asset value (NAV), is determined as of the close of trading (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange (NYSE) is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone. The offering price is the NAV plus a sales charge, if applicable.

The Funds' investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Some specific pricing strategies follow:

     o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined represents fair value.
     o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.
     o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Trustees might decide to value the security based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.
     o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

CHOOSING A CLASS OF SHARES

Each Fund offers Class A shares and Class C shares. Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

CLASS A SHARES

The offering price of Class A shares of each Fund is equal to its NAV plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment.

The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares of each Fund as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                    Sales Charge as % of    Sales Charge as % of
Amount of Your Investment              Offering Price        Net Amount Invested
-------------------------             -----------------      -------------------
Under $50,000                               5.75%                   6.10%
$50,000 but less than $100,000              4.50%                   4.71%
$100,000 but less than $250,000             3.50%                   3.63%
$250,000 but less than $500,000             2.95%                   3.04%
$500,000 but less than $1 million           2.25%                   2.30%
$1 million or more                          0.00%                   0.00%

There is no front-end sales charge if you invest $1 million or more in a Fund. This includes large total purchases made through programs such as Aggregation, Concurrent Purchases, Letters of Intent and Rights of Accumulation. These programs are described more fully in the Statement of Additional Information ("SAI"). In addition, there is no front-end sales charge on purchases by certain persons related to the Funds or its service providers and certain other persons listed in the SAI.

If you redeem shares that you purchased as part of the $1 million purchase within one year, you will pay a contingent deferred sales charge (a sales charge you pay when you redeem your shares) of 1% on the shares redeemed.

Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") for its Class A shares. This plan allows each Fund to pay distribution fees for the sale and distribution of its Class A shares. Under the plan, each Fund pays an annual fee of up to 0.25% of its average daily net assets that are attributable to Class A shares. Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

CLASS C SHARES

The offering price of Class C shares of the Funds is equal to its NAV plus a 1.25% front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. A contingent deferred sales charge of 1% of the offering price will be charged on Class C shares redeemed within one year after you purchased them.

No contingent deferred sales charge is applied if:

     o The shares which you redeem were acquired through the reinvestment of dividends or capital gains distributions
     o The amount redeemed resulted from increases in the value of the account above the amount of the total purchase payments

When we determine whether a contingent deferred sales charge is payable on a redemption, we assume that:

     o The redemption is made first from amounts free of any contingent deferred sales charge; then
     o    From the earliest purchase payment(s) that remain invested in the Fund

When we determine if amounts are available for redemption free of any contingent deferred sales charge, we:

     o    Add together all of your original purchase payments
     o    Subtract any amounts previously withdrawn
     o Check if there is any remaining amount free of any contingent deferred sales charge that can be applied to the total of the current value of the shares you have asked to redeem

The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Class C shares. This plan allows each Fund to pay distribution and other fees for the sale and distribution of its Class C shares and for services provided to holders of Class C shares.

Under the plan, each Fund pays an annual fee of up to 1.00% of its average daily net assets that are attributable to Class C shares. Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

PURCHASING YOUR SHARES

For information about how to purchase shares, telephone Touchstone (Nationwide call toll-free 800-543-0407).

You can invest in the Funds in the following ways:

                               OPENING AN ACCOUNT

               o Please make your check (in U.S. dollars) payable to the applicable Fund.
               o Send your check with the completed account application to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354 Your application will be processed subject to your check clearing.
               o    You may also open an account through your financial advisor.
               o We price direct purchases based upon the next determined public offering price (NAV plus any applicable sales load) after your order is received. Direct purchase orders received by Touchstone by 4:00 p.m., Eastern time, are processed at that day's public offering price. Direct investments received by Touchstone after 4:00 p.m., Eastern time, are processed at the public offering price next determined on the following business day. Purchase orders received from financial advisors before 4:00 p.m., Eastern time, and transmitted to Touchstone by 5:00 p.m., Eastern time, are processed at that day's public offering price. Purchase orders received from financial advisors after 5:00 p.m., Eastern time, are processed at the public offering price next determined on the following business day.
BY MAIL OR
THROUGH YOUR
FINANCIAL ADVISOR
--------------------------------------------------------------------------------
               o You may exchange shares of the Funds for shares of the same class of another Touchstone Fund at NAV. You may also exchange shares of the Funds for shares of any Touchstone money market fund.
               o    You do not have to pay any exchange fee for these exchanges.
               o You should review the disclosure provided in the Prospectus relating to the exchanged-for shares carefully before making an exchange of your Fund shares.
BY EXCHANGE
--------------------------------------------------------------------------------
               o You may invest in the Funds through various retirement plans. The Funds' shares are designed for use with certain types of tax qualified retirement plans including defined benefit and defined contribution plans.
               o For further information about any of the plans, agreements, applications and annual fees, contact Touchstone or your financial advisor
THROUGH
RETIREMENT
PLANS
--------------------------------------------------------------------------------

                             ADDING TO YOUR ACCOUNT

               o Complete the investment form provided at the bottom of a recent account statement.
               o    Make your check payable to the applicable Fund.
               o    Write your account number on the check.
               o Either: (1) Mail the check with the investment form in the envelope provided with your account statement; or (2) Mail your check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.
BY CHECK
--------------------------------------------------------------------------------
               o Specify your name and account number. If Touchstone receives a properly executed wire by 4:00 p.m. Eastern time on a day when the NYSE is open for regular trading, your order will be processed at that day's public offering price.
BY WIRE
--------------------------------------------------------------------------------

               o    You may exchange your shares by calling Touchstone.
               o    You do not have to pay any exchange fee for these exchanges.
               o You should review the disclosure provided in the Prospectus relating to the exchanged-for shares carefully before making an exchange of your Fund shares.
BY EXCHANGE
--------------------------------------------------------------------------------
               o You may add to your account in the Funds through various retirement plans. For further information, contact Touchstone or your financial advisor.
THROUGH
RETIREMENT
PLANS
--------------------------------------------------------------------------------

INFORMATION ABOUT WIRE TRANSFERS.

You may make additional purchases in the Funds directly by wire transfers. Contact your bank and ask it to wire federal funds to Touchstone. Banks may charge a fee for handling wire transfers. You should contact Touchstone or your financial advisor for further instructions.

     ooo  Special Tax
          Consideration
--------------------------------------------------------------------------------
To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

MORE INFORMATION ABOUT RETIREMENT PLANS.

Retirement Plans may include the following:

INDIVIDUAL RETIREMENT PLANS

     o    Traditional Individual Retirement Accounts (IRAs)
     o    Savings Incentive Match Plan for Employees (SIMPLE) IRAs
     o    Spousal IRAs
     o    Roth Individual Retirement Accounts (Roth IRAs)
     o    Education Individual Retirement Accounts (Education IRAs)
     o    Simplified Employee Pension Plans (SEP IRAs)
     o 403(b) Tax Sheltered Accounts that employ as custodian a bank acceptable to Touchstone

EMPLOYER SPONSORED RETIREMENT PLANS

     o    Defined benefit plans
     o Defined contribution plans (including 401K plans, profit sharing plans and money purchase plans)
     o    457 plans

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can invest in the Funds are outlined below. Touchstone does not charge any fees for these services.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments of $50 or more in a Fund to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the Investment Application to do this. For further details about this service call Touchstone at 1-800-543-0407.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your account application. You may also choose to have your dividends or capital gains paid to you in cash.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds. This occurs on a monthly basis and the minimum investment is $50.

DOLLAR COST AVERAGING. Our Dollar Cost Averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic transfers of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

PROCESSING ORGANIZATIONS. You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Funds have authorized certain processing organizations to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization in conjunction with this Prospectus.

When shares are purchased this way, there may be various differences. The processing organization may:

     o    Charge a fee for its services
     o    Act as the shareholder of record of the shares
     o    Set different minimum initial and additional investment requirements
     o    Impose other charges and restrictions
     o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Funds, Touchstone, the Advisor or their affiliates.

SELLING YOUR SHARES

You may sell some or all of your Fund shares on any day that the Fund calculates its NAV. If your request is received in proper form before the close of regular trading on the NYSE, you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

               o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the Investment Application. You may only sell shares over the telephone if the amount is less than $25,000.
               o To sell your Fund shares by telephone, call Touchstone, Nationwide at 800-543-0407.
               o    IRA accounts cannot be sold by telephone
BY TELEPHONE
--------------------------------------------------------------------------------
               o    Write to Touchstone.
               o    Indicate the number of shares or dollar amount to be sold.
               o    Include your name and account number.
               o Sign your request exactly as your name appears on your Investment Application.
BY MAIL
--------------------------------------------------------------------------------
               o Complete the appropriate information on the Investment Application.
               o If your proceeds are $1,000 or more, you may request that Touchstone wire them to your bank account.
               o    You will be charged a wire redemption fee
               o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.
               o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.
BY WIRE
--------------------------------------------------------------------------------
               o You may also sell shares by contacting your financial advisor, who may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.
               o Your financial advisor is responsible for making sure that sale requests are transmitted to Touchstone in proper form in a timely manner.
THROUGH
YOUR FINANCIAL
ADVISOR
--------------------------------------------------------------------------------
     ooo  Special Tax
          Consideration
--------------------------------------------------------------------------------
Selling your shares may cause you to incur a taxable gain or loss.

     o Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

SIGNATURE GUARANTEES. Some circumstances require that the request for the sale of shares have a signature guarantee. A signature guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances requiring a signature guarantee include:

     o    Proceeds from the sale of shares that exceed $25,000
     o Proceeds to be paid when the name or the address on the account has been changed within 30 days of your sale request.

TELEPHONE SALES. If we receive your share sale request before 4:00 p.m., Eastern time on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

Interruptions in telephone service could prevent you from selling your shares in this manner when you want to. When you have difficulty making telephone sales, you should mail (or send by overnight delivery) a written request for sale of your shares to Touchstone.

In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures include:

     o    Requiring personal identification
     o Making checks payable only to the owner(s) of the account shown on Touchstone's records
     o Mailing checks only to the account address shown on Touchstone's records
     o    Directing wires only to the bank account shown on Touchstone's records
     o    Providing written confirmation for transactions requested by telephone
     o    Tape recording instructions received by telephone

SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive or send to a third party monthly or quarterly withdrawals of $50 or more if your account value is at least $5,000. There is no special fee for this service and no minimum amount is required for retirement plans.

     ooo  Special Tax
          Consideration
--------------------------------------------------------------------------------
If you exercise the Reinstatement Privilege, you should contact your tax advisor.

     ooo  Special Tax
          Consideration
--------------------------------------------------------------------------------
Involuntary sales may result in the sale of your Fund shares at a loss or may result in taxable investment gains.

REINSTATEMENT PRIVILEGE. You may reinvest proceeds from a sale of Fund shares or a dividend or capital gain distribution on Fund shares without a sales charge in any of the Touchstone Funds. You may do so by sending a written request and a check to Touchstone within 90 days after the date of the sale, dividend or distribution. Reinvestment will be at the next NAV calculated after Touchstone receives your request.

LOW ACCOUNT BALANCES

Touchstone may sell your Fund shares if your balance falls below the minimum amount required for your account as a result of redemptions that you have made (as opposed to a reduction from market changes). This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gift to Minors Act (UGTMA). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

RECEIVING SALE PROCEEDS

Touchstone will forward the proceeds of your sale to you (or to your financial advisor) within 7 days (normally within 3 business days) from the date of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS

Proceeds which are sent to your financial advisor will not usually be re-invested for you unless you provide specific instructions to do so. Therefore, the financial advisor may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK

If you purchase Fund shares by personal check, the proceeds of a sale of those shares will not be sent to you until the check has cleared, which may take up to 15 days. If you may need your money more quickly, you should purchase shares by federal funds, bank wire, or with a certified or cashier's check.

It is possible that the payments of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

     o    When the NYSE is closed for other than customary weekends and holidays
     o    When trading on the NYSE is restricted
     o When an emergency situation causes a Fund Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of its net assets
     o    During any other time when the SEC, by order, permits.

DISTRIBUTIONS AND TAXES

     ooo  Special Tax
          Consideration
--------------------------------------------------------------------------------
You should consult with your tax advisor to address your own tax situation.

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when dividends are declared and paid for each Fund:

                                           Dividends Declared     Dividends Paid

          International Equity Fund
          Emerging Growth Fund
          Aggressive Growth Fund
          Growth/Value Fund                Annually               Annually
          ----------------------------------------------------------------------
          Equity Fund
          Enhanced 30 Fund
          Value Plus Fund
          Utility Fund                     Quarterly              Quarterly
          ----------------------------------------------------------------------

Distributions of any capital gains earned by a Fund will be made at least annually.

TAX INFORMATION

DISTRIBUTIONS. Each Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). Each Fund's distributions may be subject to federal income tax whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.

ORDINARY INCOME. Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

     ooo  Special Tax
          Consideration
--------------------------------------------------------------------------------
For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes paid by the Funds and certain distributions paid by the Funds during the prior taxable year.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table for the International Equity Fund is intended to help you understand the Fund's financial performance for the past five years.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ending December 31, 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements is included in the SAI, which is available upon request. Information for the periods ending before December 31, 1999 was audited by other independent accountants.

                       INTERNATIONAL EQUITY FUND - CLASS A

                                                      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------
                                                                   YEARS ENDED DECEMBER 31,
                                                1999          1998            1997          1996          1995
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....    $  12.89      $  11.41        $  10.63      $   9.58      $   9.12
----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss) .............        0.00          0.00(a)         0.02          0.05          0.21
Net realized and unrealized gain (loss)
   on investments ........................        5.06          2.27            1.64          1.06          0.47
----------------------------------------------------------------------------------------------------------------
   Total from investment operations ......        5.06          2.27            1.66          1.11          0.68
----------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income .................       (0.06)        (0.05)          (0.02)        (0.06)        (0.22)
   Realized capital gains ................       (1.37)        (0.74)          (0.86)           --            --
   Return of capital .....................          --            --              --            --            --
----------------------------------------------------------------------------------------------------------------
Total dividends and distributions ........       (1.43)        (0.79)          (0.88)        (0.06)        (0.22)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...........    $  16.52      $  12.89        $  11.41      $  10.63      $   9.58
================================================================================================================
Total return(b) ..........................       39.50%        19.94%          15.57%        11.61%         5.29%
RATIOS AND SUPPLEMENTAL DATA: ............    $  9,043      $  6,876        $  4,761      $  3,449      $  2,617
Net assets at end of period (000s)
Ratios to average net assets:
   Expenses (c) ..........................        1.60%         1.60%           1.60%         1.60%         1.60%
   Net investment income (loss) ..........       (0.08)%       (0.03)%          0.17%         0.42%         0.11%
Portfolio turnover .......................         155%          138%            151%           86%           90%
----------------------------------------------------------------------------------------------------------------

(a)  Amount rounds to less than $0.01.

(b) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown.

(c)  If the  waiver  and  reimbursement  had not been in place  for the  periods listed,  the ratios of expenses  to average  net assets  would have been as follows:
                                                  4.11%         5.18%           7.07%         6.63%         7.30%

                       INTERNATIONAL EQUITY FUND - CLASS C
   SELECTED DATA FOR A SHARE OUTSTANDING FOR THE YEAR ENDED DECEMBER 31, 1999(A)
--------------------------------------------------------------------------------

Net asset value, beginning of period ....    $   12.51
------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss) ............        (0.11)
Net realized and unrealized gain (loss)
     on investments .....................         4.89
------------------------------------------------------
   Total from investment operations .....         4.78
------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
    Net investment income ...............           --
    Realized capital gains ..............        (1.37)
    Return of capital ...................           --
------------------------------------------------------
Total dividends and distributions .......        (1.37)
------------------------------------------------------
Net asset value, end of period ..........    $   15.92
======================================================
      Total return (b) ..................        38.44%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s) ......    $   6,475
Ratios to average net assets(c)
      Expenses ..........................         2.35%
Net investment income (loss) ............        (0.81)%
Portfolio turnover ......................          155%
------------------------------------------------------

(a)  The Class commenced operations on January 1, 1999.
(b) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown.
(c) If the waiver and reimbursement had not been in place for the period listed, the ratios of expenses to average net assets would have been 4.86%.

The financial highlights table for the Emerging Growth Fund is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ending December 31, 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements is included in the SAI, which is available upon request. Information for periods ending before December 31, 1999 was audited by other independent accountants.

                         EMERGING GROWTH FUND - CLASS A

                                                      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------
                                                                  YEARS ENDED DECEMBER 31,
                                              1999           1998           1997           1996           1995
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..    $   13.40      $   13.85      $   11.55      $   11.52      $   10.11
----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss) ..........        (0.09)         (0.04)         (0.03)          0.01          (0.01)
Net realized and unrealized gain (loss)
     on investments ...................         6.18           0.37           3.71           1.20           2.29
----------------------------------------------------------------------------------------------------------------
   Total from investment operations ...         6.09           0.33           3.68           1.21           2.28
----------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ..............           --             --             --          (0.01)         (0.03)
   Realized capital gains .............        (2.53)         (0.78)         (1.38)         (1.17)         (0.84)
   Return of capital ..................           --             --             --             --             --
----------------------------------------------------------------------------------------------------------------
Total dividends and distributions .....        (2.53)         (0.78)         (1.38)         (1.18)         (0.87)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period ........    $   16.96      $   13.40      $   13.85      $   11.55      $   11.52
================================================================================================================
    Total return(a) ...................        45.85%          2.57%         32.20%         10.56%         22.56%

RATIOS AND SUPPLEMENTAL DATA: .........    $  10,743      $   8,335      $   4,949      $   2,873      $   2,520
Net assets at end of period (000s)
Ratios to average net assets:
      Expenses (b) ....................         1.50%          1.50%          1.50%          1.50%          1.50%
      Net investment income (loss) ....        (0.66)%        (0.41)%        (0.30)%        (0.12)%        (0.05)%
Portfolio turnover ....................           97%            78%           101%           117%           109%
----------------------------------------------------------------------------------------------------------------

(a) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown.

(b)  If the  waiver  and  reimbursement  had not been in place  for the  periods listed,  the ratios of expenses  to average  net assets  would have been as follows:
                                                3.29%          4.11%          5.94%          6.58%          7.09%

                         EMERGING GROWTH FUND - CLASS C

   SELECTED DATA FOR A SHARE OUTSTANDING FOR THE YEAR ENDED DECEMBER 31, 1999(A)
--------------------------------------------------------------------------------
Net asset value, beginning of period ....    $   13.04
------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss) ............        (0.19)
Net realized and unrealized gain (loss)
     on investments .....................         5.97
------------------------------------------------------
   Total from investment operations .....         5.78
------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
    Net investment income ...............           --
    Realized capital gains ..............        (2.53)
    Return of capital ...................           --
------------------------------------------------------
Total dividends and distributions .......        (2.53)
------------------------------------------------------
Net asset value, end of period ..........    $   16.29
======================================================
      Total return (b) ..................        44.86%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s) ......    $   3,964
Ratios to average net assets(c)
      Expenses ..........................         2.25%
Net investment income (loss) ............        (1.41)%
Portfolio turnover ......................           97%
------------------------------------------------------

(a)  The Class commenced operations on January 1, 1999.
(b) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown.
(c) If the waiver and reimbursement had not been in place for the period listed, the ratios of expenses to average net assets would have been 4.03%.

The financial highlights table for the Aggressive Growth Fund is intended to help you understand the Fund's financial performance during its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for periods ending August 31, 1997, March 31, 1998 and March 31, 1999 has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the SAI, which is available upon request. Information for the period ending August 31, 1996 was audited by other independent accountants. Information for the period ending September 30, 1999 was unaudited. The following information is for Class A shares only. Information is not available for Class C shares since their public offering did not begin until May 1, 2000.

AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                           ENDED             YEAR        SEVEN MONTHS      YEAR          PERIOD
                                         SEPT. 30,           ENDED          ENDED          ENDED         ENDED
                                           1999            MARCH 31,      MARCH 31,      AUGUST 31,     AUGUST 31,
                                        (UNAUDITED)          1999          1998(A)         1997          1996(B)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $   15.73         $   15.81      $   16.29      $   10.95      $   10.00
                                         --------------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment loss                       (0.14)            (0.27)         (0.15)         (0.17)         (0.11)(C)
   Net realized and unrealized gains
     (losses) on investments                  2.43              2.67          (0.33)          5.54           1.06
                                         --------------------------------------------------------------------------------
Total from investment operations              2.29              2.40          (0.48)          5.37           0.95
                                         --------------------------------------------------------------------------------

Distributions from net realized gains           --             (2.48)            --          (0.03)            --
                                         --------------------------------------------------------------------------------

Net asset value at end of period         $   18.02         $   15.73      $   15.81      $   16.29      $   10.95
                                         ================================================================================

Total return(D)                              14.56%            15.46%         (2.95%)        49.09%          9.50%
                                         ================================================================================

Net assets at end of period (000's)      $  10,692         $  11,402      $  15,495      $  13,984      $   6,550
                                         ================================================================================

Ratio of net expenses
   to average net assets(E)                   1.95%(F)          1.95%          1.95%(F)       1.94%          1.95%(F)

Ratio of net investment loss
   to average net assets                     (1.74%)(F)        (1.52%)        (1.66%)(F)     (1.57%)        (1.26%)(F)

Portfolio turnover rate                         17%(F)            93%            40%(F)         51%            16%

Amount of debt outstanding at
   end of period                         $      --         $      --            n/a            n/a           n/a

Average daily amount of debt
   outstanding during the
   period (000's)                        $     550         $      80            n/a            n/a            n/a

Average daily number of capital shares
   outstanding during the
   period (000's)                              593               818            n/a            n/a            n/a

Average amount of debt per share
   during the period                     $    0.93         $    0.10            n/a            n/a            n/a

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.

(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.

(C)  Calculated using weighted average shares outstanding during the period.

(D)  Total returns shown exclude the effect of applicable sales loads.

(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.86%(F), 2.00%, 2.62% and 5.05%(F) for the periods ended September 30, 1999, March 31, 1999, August 31, 1997 and August 31, 1996, respectively.

(F)  Annualized.

The financial highlights table for the Growth/Value Fund is intended to help you understand the Fund's financial performance during its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods ending August 31, 1997, March 31, 1998 and March 31, 1999 has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the SAI, which is available upon request. Information for the period ending August 31, 1996 was audited by other independent accountants. Information for the period ending September 30, 1999 was unaudited.

GROWTH/VALUE FUND - CLASS A
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                           ENDED             YEAR        SEVEN MONTHS      YEAR          PERIOD
                                         SEPT. 30,           ENDED          ENDED          ENDED         ENDED
                                           1999            MARCH 31,      MARCH 31,      AUGUST 31,     AUGUST 31,
                                        (UNAUDITED)          1999          1998(A)         1997          1996(B)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $   17.50         $   16.30      $   15.90      $   11.18      $   10.00
                                         --------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                       (0.10)            (0.17)         (0.08)         (0.13)         (0.06)(C)
   Net realized and unrealized
     gains on investments                     1.72              4.84           1.05           5.39           1.24
                                         --------------------------------------------------------------------------------
Total from investment operations              1.62              4.67           0.97           5.26           1.18
                                         --------------------------------------------------------------------------------

Distributions from net realized gains           --             (3.47)         (0.57)         (0.54)            --
                                         --------------------------------------------------------------------------------

Net asset value at end of period         $   19.12         $   17.50      $   16.30      $   15.90      $   11.18
                                         ================================================================================

Total return(D)                               9.26%            29.89%          6.43%         47.11%         11.80%
                                         ================================================================================

Net assets at end of period (000's)      $  24,692         $  24,664      $  28,649      $  26,778      $  15,108
                                         ================================================================================

Ratio of net expenses
   to average net assets(E)                   1.66%(F)          1.66%          1.66%(F)       1.95%          1.95%(F)

Ratio of net investment loss
   to average net assets                     (1.11%)(F)        (0.93%)        (0.91%)(F)     (1.03%)        (0.62%)(F)

Portfolio turnover rate                         36%(F)            59%            62%(F)         52%            21%

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.

(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.

(C)  Calculated using weighted average shares outstanding during the period.

(D)  Total returns shown exclude the effect of applicable sales loads.

(E) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assets would have been 2.83%(F) for the period ended August 31, 1996.

(F)  Annualized.

GROWTH/VALUE FUND - CLASS C
--------------------------------------------------------------------------------
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                            PERIOD
                                                             ENDED
                                                           SEPT. 30,
                                                            1999(A)
                                                          (UNAUDITED)
--------------------------------------------------------------------------------

Net asset value at beginning of period                     $   18.65
                                                           ----------

Income from investment operations:
   Net investment loss                                         (0.03)
   Net realized and unrealized gains on investments             0.49
                                                           ----------
Total from investment operations                                0.46
                                                           ----------

Net asset value at end of period                           $   19.11
                                                           ==========

Total return(B)                                                 2.47%
                                                           ==========

Net assets at end of period (000's)                        $     443
                                                           ==========

Ratio of net expenses to average net assets                     2.41%(C)

Ratio of net investment loss to average net assets             (2.03%)(C)

Portfolio turnover rate                                           36%(C)

(A) Represents the period from the initial public offering of Class C shares (August 2, 1999) through September 30, 1999.

(B)  Total return shown excludes the effect of applicable sales loads.

(C)  Annualized.

The financial highlights table for the Equity Fund is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended March 31, 1995, 1996, 1997, 1998 and 1999 has been audited by Arthur Andersen LLP whose report, along with the Fund's financial statements, is included in the SAI, which is available upon request. Information for the period ended September 30, 1999 is unaudited.

EQUITY FUND - CLASS A
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED
                                         SEPT. 30,                                 YEARS ENDED MARCH 31,
                                           1999            -------------------------------------------------------------------------
                                        (UNAUDITED)           1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $   22.12         $   19.38      $   13.76      $   12.45      $    9.84      $    9.26
                                         -------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)              (0.02)             0.04           0.09           0.12           0.13           0.15
   Net realized and unrealized gains
     (losses) on investments                 (0.51)             2.73           5.76           1.35           2.60           0.59
                                         -------------------------------------------------------------------------------------------
Total from investment operations             (0.53)             2.77           5.85           1.47           2.73           0.74
                                         -------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment
     income                                     --             (0.03)         (0.08)         (0.12)         (0.12)         (0.16)
   Distributions from net realized gains        --                --          (0.15)         (0.04)            --             --
                                         -------------------------------------------------------------------------------------------
Total distributions                             --             (0.03)         (0.23)         (0.16)         (0.12)         (0.16)
                                         -------------------------------------------------------------------------------------------

Net asset value at end of period         $   21.59         $   22.12      $   19.38      $   13.76      $   12.45      $    9.84
                                         ===========================================================================================

Total return(A)                              (2.40%)           14.30%         42.74%         11.82%         27.90%          8.07%
                                         ===========================================================================================

Net assets at end of period (000's)      $  60,517         $  55,561      $  38,336      $  14,983      $   8,502      $   4,300
                                         ===========================================================================================

Ratio of net expenses
   to average net assets(B)                   1.29%(C)          1.31%          1.25%          1.25%          1.25%          1.25%

Ratio of net investment income (loss)
   to average net assets                     (0.15%)(C)         0.18%          0.53%          0.91%          1.06%          1.57%

Portfolio turnover rate                          2%(C)            10%             7%            38%            38%           159%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.43%, 2.02% and 1.94% for the years ended March 31, 1997, 1996 and 1995, respectively.

(C)  Annualized.

EQUITY FUND - CLASS C
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED
                                         SEPT. 30,                                 YEARS ENDED MARCH 31,
                                           1999            -------------------------------------------------------------------------
                                        (UNAUDITED)           1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $   21.86         $   19.34      $   13.77      $   12.46      $    9.86      $    9.26
                                         -------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)              (0.14)            (0.19)         (0.03)          0.02           0.05           0.10
   Net realized and unrealized gains
     (losses) on investments                 (0.51)             2.71           5.75           1.35           2.60           0.57
                                         -------------------------------------------------------------------------------------------
Total from investment operations             (0.65)             2.52           5.72           1.37           2.65           0.67
                                         -------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment
     income                                     --                --             --          (0.02)         (0.05)         (0.07)
   Distributions from net realized gains        --                --          (0.15)         (0.04)            --             --
                                         -------------------------------------------------------------------------------------------
Total distributions                             --                --          (0.15)         (0.06)         (0.05)         (0.07)
                                         -------------------------------------------------------------------------------------------

Net asset value at end of period         $   21.21         $   21.86      $   19.34      $   13.77      $   12.46      $    9.86
                                         ===========================================================================================

Total return(A)                              (2.97%)           13.03%         41.63%         11.01%         26.90%          7.32%
                                         ===========================================================================================

Net assets at end of period (000's)      $   3,244         $   3,146      $   3,862      $   2,770      $   2,436      $   1,995
                                         ===========================================================================================

Ratio of net expenses
   to average net assets(B)                   2.39%(C)          2.41%          2.00%          2.00%          2.00%          2.00%

Ratio of net investment income (loss)
   to average net assets                     (1.25%)(C)        (0.92%)        (0.18%)         0.15%          0.38%          0.68%

Portfolio turnover rate                          2%(C)            10%             7%            38%            38%           159%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14%, 2.70% and 2.50% for the years ended March 31, 1997, 1996 and 1995, respectively.

(C)  Annualized.

The financial highlights table for the Value Plus Fund is intended to help you understand the Fund's financial performance during its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ending December 31, 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements is included in the SAI, which is available upon request. Information for the periods ending before December 31, 1999 was audited by other independent accountants.

                                 VALUE PLUS FUND

                          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                           CLASS A SHARES         CLASS C SHARES
                                           --------------    -------------------------
                                                     PERIODS ENDED DECEMBER 31,
                                                1999         1998(A)           1999(B)
---------------------------------------------------------------------------------------
Net asset value, beginning of period ....    $   10.41      $   10.00         $   10.26
---------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss) ............         0.01           0.02             (0.07)
Net realized and unrealized gain (loss)
     on investments .....................         1.60           0.41              1.53
---------------------------------------------------------------------------------------
    Total from investment operations ....         1.61           0.43              1.46
---------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
    Net investment income ...............        (0.01)         (0.02)               --
    Realized capital gains ..............        (0.24)            --             (0.24)
    Return of capital ...................           --          (0.00)(c)            --
---------------------------------------------------------------------------------------
Total dividends and distributions .......        (0.25)         (0.02)            (0.24)
---------------------------------------------------------------------------------------
Net asset value, end of period ..........    $   11.77      $   10.41         $   11.48
=======================================================================================
   Total return (d) .....................        15.51%          4.29%            14.24%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s) ......    $  31,808      $  27,068         $     548
Ratios to average net assets:
      Expenses (e) ......................         1.30%          1.30%(f)          2.05%
      Net investment income (loss) ......         0.08%          0.25%(f)         (0.65)%
 Portfolio turnover .....................           60%            60%               34%
---------------------------------------------------------------------------------------

(a)  Class A Shares commenced operations on May 1, 1998.
(b)  Class C Shares commenced operations on January 1, 1999.
(c)  Amount rounds to less than $0.01.
(d)  The return is  calculated  without  the  effects of a sales  charge.  Total returns would have been lower had certain  expenses not been  reimbursed or waived during the period shown.
(e)  If the  waiver  and  reimbursement  had not been in place  for the  periods listed,  the ratios of expenses  to average  net assets  would have been as follows:
                                                  2.02%          2.25%(f)          2.76%
(f)  Ratios are annualized.

The financial highlights table for the Utility Fund is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended March 31, 1995, 1996, 1997, 1998 and 1999 has been audited by Arthur Andersen LLP whose report, along with the Fund's financial statements, is included in the SAI, which is available upon request. Information for the period ended September 30, 1999 is unaudited.

UTILITY FUND - CLASS A
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED
                                         SEPT. 30,                                 YEARS ENDED MARCH 31,
                                           1999            -------------------------------------------------------------------------
                                        (UNAUDITED)           1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $   15.42         $   16.76      $   12.44      $   12.24      $   10.47      $   10.52
                                         -------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                      0.18              0.38           0.43           0.46           0.47           0.43
   Net realized and unrealized gains
     (losses) on investments                  1.61             (1.16)          4.56           0.22           1.77          (0.05)
                                         -------------------------------------------------------------------------------------------
Total from investment operations              1.79             (0.78)          4.99           0.68           2.24           0.38
                                         -------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment
      income                                 (0.18)            (0.38)         (0.43)         (0.46)         (0.47)         (0.43)
   Distributions from net realized gains        --             (0.18)         (0.24)         (0.02)            --             --
                                         -------------------------------------------------------------------------------------------
Total distributions                          (0.18)            (0.56)         (0.67)         (0.48)         (0.47)         (0.43)
                                         -------------------------------------------------------------------------------------------

Net asset value at end of period         $   17.03         $   15.42      $   16.76      $   12.44      $   12.24      $   10.47
                                         ===========================================================================================

Total return(A)                              11.61%            (4.79%)        40.92%          5.61%         21.65%          3.68%
                                         ===========================================================================================

Net assets at end of period (000's)      $  41,519         $  38,391      $  42,463      $  36,087      $  40,424      $  40,012
                                         ===========================================================================================

Ratio of net expenses
   to average net assets                      1.33%(B)          1.33%          1.25%          1.25%          1.25%          1.25%

Ratio of net investment income
   to average net assets                      2.11%(B)          2.30%          3.03%          3.65%          3.97%          4.06%

Portfolio turnover rate                          5%(B)             4%             0%             3%            11%            17%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B)  Annualized.

UTILITY FUND - CLASS C
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED
                                         SEPT. 30,                                 YEARS ENDED MARCH 31,
                                           1999            -------------------------------------------------------------------------
                                        (UNAUDITED)           1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period   $   15.40         $   16.74      $   12.43      $   12.23      $   10.46      $   10.51
                                         -------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                      0.08              0.18           0.31           0.35           0.37           0.35
   Net realized and unrealized gains
     (losses) on investments                  1.62             (1.16)          4.57           0.24           1.78          (0.04)
                                         -------------------------------------------------------------------------------------------
Total from investment operations              1.70             (0.98)          4.88           0.59           2.15           0.31
                                         -------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment
     income                                  (0.08)            (0.18)         (0.33)         (0.37)         (0.38)         (0.36)
   Distributions from net realized gains        --             (0.18)         (0.24)         (0.02)            --             --
                                         -------------------------------------------------------------------------------------------
Total distributions                          (0.08)            (0.36)         (0.57)         (0.39)         (0.38)         (0.36)
                                         -------------------------------------------------------------------------------------------

Net asset value at end of period         $   17.02         $   15.40      $   16.74      $   12.43      $   12.23      $   10.46
                                         ===========================================================================================

Total return(A)                              11.01%            (5.92%)        39.91%          4.82%         20.78%          3.00%
                                         ===========================================================================================

Net assets at end of period (000's)      $   3,348         $   3,215      $   3,597      $   3,099      $   3,686      $   3,599
                                         ===========================================================================================

Ratio of net expenses
   to average net assets                      2.50%(B)          2.50%          2.00%          2.00%          2.00%          2.00%

Ratio of net investment income
   to average net assets                      0.94%(B)          1.13%          2.28%          2.89%          3.19%          3.41%

Portfolio turnover rate                          5%(B)             4%             0%             3%            11%            17%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B)  Annualized.

FOR MORE INFORMATION
--------------------

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is legally a part of this prospectus.

ANNUAL/SEMI-ANNUAL REPORTS: The Funds' annual and semi-annual reports provide additional information about the Funds' investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can get free copies of the SAI, the reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:

                           Touchstone Family of Funds
                           312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202
                           800.543.0407
                           http://www.touchstonefunds.com

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1-202-942-8090.

Reports and other information about the Funds are available on the SEC's internet site at http://www.sec.gov. For a fee, you can receive information about the SEC's internet site by writing to: SEC, Public Reference Section, Washington, D.C. 20549-0102, or by e-mailing a request to: publicinfo@sec.gov.

Investment Company Act file no. 811-3651

[LOGO] Touchstone                                                                                          Return completed form to:
       ----------                                                                                         Touchstone Family of Funds
       Family of Funds                                                                                                 P.O. Box 5354
                                                                                                                Cincinnati, OH 45202
                                                                                        For assistance in completing this form, call
NOT FOR USE WITH IRAS, SEP, SIMPLE OR 403B PLANS                                                                        800-543-0407

Was order previously telephoned in?  o Yes  o No    If yes, date (  /  /  ) and confirmation #______________________________________

------------------------------------------------------------------------------------------------------------------------------------
1.  ACCOUNT REGISTRATION (check one box only)
------------------------------------------------------------------------------------------------------------------------------------
[ ] INDIVIDUAL [ ] JOINT TENANT (For joint-owners, joint tenancy with right of survivorship is presumed unless otherwise specified.)
------------------------------------------------------------------------------------------------------------------------------------
Name of Individual Owner - First, Initial, Last                  Name of Joint Owner (if any) - First, Initial, Last

------------------------------------------------------------------------------------------------------------------------------------
Owner's Social Security #          Date of Birth                 Joint Owner's Social Security #         Date of Birth

------------------------------------------------------------------------------------------------------------------------------------
[ ] GIFT/TRANSFER TO A MINOR (Only one custodian and minor)
------------------------------------------------------------------------------------------------------------------------------------
Name of Minor - First, Initial, Last                             Under ___________________ the Uniform Gifts/Transfers to Minors Act
                                                                   (State of minor's residence)
------------------------------------------------------------------------------------------------------------------------------------
Name of Custodian - First, Initial, Last                         Minor's Social Security #               Minor's Date of Birth

------------------------------------------------------------------------------------------------------------------------------------
[ ] TRUST
------------------------------------------------------------------------------------------------------------------------------------
Name of Trust Agreement                                          Taxpayer I.D. Number               Date of Trust Agreement

------------------------------------------------------------------------------------------------------------------------------------
Name of Trustee(s) - First, Initial, Last                        Name of Beneficiary - First, Initial, Last

------------------------------------------------------------------------------------------------------------------------------------
Name of Plan Administrator              Address                  Phone Number             Fax Number               E-mail Address

------------------------------------------------------------------------------------------------------------------------------------
[ ] CORPORATION, PARTNERSHIP OR OTHER ENTITY
------------------------------------------------------------------------------------------------------------------------------------
Name of Corporation or Other Entity

------------------------------------------------------------------------------------------------------------------------------------
Taxpayer I.D. Number

------------------------------------------------------------------------------------------------------------------------------------
2.  ADDRESS (P.O. Box not acceptable without street address)
------------------------------------------------------------------------------------------------------------------------------------
Street                                                           Home Phone
                                                                 (    )
------------------------------------------------------------------------------------------------------------------------------------
City                                                             Business Phone
                                                                 (    )
------------------------------------------------------------------------------------------------------------------------------------
State                              Zip                           Are you a U.S. Citizen?  [ ] Yes   [ ] No (please specify country):

------------------------------------------------------------------------------------------------------------------------------------
3.  INITIAL INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
[ ] ALLOCATE MY INVESTMENT USING THE FOLLOWING FUNDS:            [ ] A SHARES  OR [ ] C SHARES (A SHARES WILL BE PURCHASED UNLESS
                                                                               INDICATED OTHERWISE.)

STOCK FUNDS                                 TAXABLE BOND FUNDS                         TAX-FREE BOND FUNDS
[ ] International Equity Fund   $________   [ ] High Yield Fund            $________   [ ] Ohio Insured Tax-Free Fund       $_______
[ ] Emerging Growth Fund        $________   [ ] Bond Fund                  $________   [ ] Tax-Free Intermediate Term Fund  $_______
[ ] Aggressive Growth Fund      $________   [ ] Intermediate Term
[ ] Growth/Value Fund           $________       Government Income Fund     $________   TAX-FREE MONEY MARKET FUNDS
[ ] Equity Fund                 $________                                              [ ] Tax-Free Money Fund              $_______
[ ] Enhanced 30 Fund            $________   TAXABLE MONEY MARKET FUNDS                 [ ] California Tax-Free Money Fund   $_______
[ ] Value Plus Fund             $________   [ ] Money Market Fund          $________   [ ] Florida Tax-Free Money Fund      $_______
[ ] Utility Fund                $________   [ ] Short Term Government      $________   [ ] Ohio Tax-Free Money Fund - R     $_______
                                                 Income Fund                           [ ] Ohio Tax-Free Money Fund - I     $_______
                                            [ ] Institutional Government
                                                Income Fund                $________
[ ] Total investment of         $________
Please make check payable to the TOUCHSTONE FAMILY OF FUNDS.
------------------------------------------------------------------------------------------------------------------------------------
4.  DISTRIBUTION OPTION (check one box only)
------------------------------------------------------------------------------------------------------------------------------------
[ ] Reinvest all dividends and capital gains in additional shares [ ] Pay all capital gains in cash and reinvest dividends
[ ] Pay all dividends and capital gains in cash                   [ ] Cross Reinvestment: Please call Touchstone at
                                                                      800-543-0407 for further instructions.
[ ] Pay all dividends in cash and reinvest capital gains
If not  specified,  dividends  and capital  gains will be reinvested in the Fund that pays them.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
5.  RIGHTS OF ACCUMULATION
------------------------------------------------------------------------------------------------------------------------------------
If you already  have an account  with the  Touchstone  Family of Funds,  you may be eligible for reduced  sales  charges  subject to
Touchstone's confirmation of the following eligible holdings:
------------------------------------------------------------------------------------------------------------------------------------
Fund Name

------------------------------------------------------------------------------------------------------------------------------------
Shareholder Name

------------------------------------------------------------------------------------------------------------------------------------
Account Number

------------------------------------------------------------------------------------------------------------------------------------
6.  LETTER OF INTENT
------------------------------------------------------------------------------------------------------------------------------------
If you  intend to invest a certain  amount  over a  13-month  period in one or more of the  Touchstone  Family of Funds,  you may be entitled to a reduced sales charge. I agree to the terms of the Letter of Intent set forth in the Prospectus.
[ ] Although I'm not obligated to do so, I plan to invest over a 13-month period a total of at least:
    [ ] $50,000          [ ] $100,000             [ ] $250,000
    [ ] $500,000         [ ] $1,000,000 or more
[ ] I am already investing under an existing Letter of Intent in the following account number: ___________________________________.
------------------------------------------------------------------------------------------------------------------------------------
7.  AUTOMATIC INVESTMENT PLAN
------------------------------------------------------------------------------------------------------------------------------------
This plan provides for regular  subsequent  investments to be made  electronically  through Automated Clearing House (ACH) from your bank account into the Fund(s) you select below. There is no charge at the Touchstone Family of Funds, and you may cancel at any time with no obligations or penalty.

Please  withdraw from my bank  account $  ___________  (minimum  $50) on the   [ ] 8th   [ ] 15th   [ ] 22nd   [ ] 29th
[ ] Monthly   [ ] Quarterly   [ ] Annual basis, beginning ____/____/____ (date) to be invested per the instructions below.

STOCK FUNDS                                 TAXABLE BOND FUNDS                         TAX-FREE BOND FUNDS
[ ] International Equity Fund   $________   [ ] High Yield Fund            $________   [ ] Ohio Insured Tax-Free Fund       $_______
[ ] Emerging Growth Fund        $________   [ ] Bond Fund                  $________   [ ] Tax-Free Intermediate Term Fund  $_______
[ ] Aggressive Growth Fund      $________   [ ] Intermediate Term
[ ] Growth/Value Fund           $________       Government Income Fund     $________   TAX-FREE MONEY MARKET FUNDS
[ ] Equity Fund                 $________                                              [ ] Tax-Free Money Fund              $_______
[ ] Enhanced 30 Fund            $________   TAXABLE MONEY MARKET FUNDS                 [ ] California Tax-Free Money Fund   $_______
[ ] Value Plus Fund             $________   [ ] Money Market Fund          $________   [ ] Florida Tax-Free Money Fund      $_______
[ ] Utility Fund                $________   [ ] Short Term Government      $________   [ ] Ohio Tax-Free Money Fund - R     $_______
                                                 Income Fund                           [ ] Ohio Tax-Free Money Fund - I     $_______
                                            [ ] Institutional Government
                                                Income Fund                $________
------------------------------------------------------------------------------------------------------------------------------------
[ ]  Checking Account (please attach a voided check) o Savings Account (please attach a preprinted deposit slip)
------------------------------------------------------------------------------------------------------------------------------------
Bank Account Registration                                        Bank Name

------------------------------------------------------------------------------------------------------------------------------------
Street                                                           City                          State                    Zip

------------------------------------------------------------------------------------------------------------------------------------
Bank Routing Number                                              Bank Account Number

------------------------------------------------------------------------------------------------------------------------------------
Any Joint Owner of your bank account who is not a Joint Owner of this                                                   Date
new account with the Touchstone Family of Funds must sign here:

X
------------------------------------------------------------------------------------------------------------------------------------
8.  TELEPHONE TRANSFERS AND REDEMPTIONS
------------------------------------------------------------------------------------------------------------------------------------
Unless the boxes below are checked, by signing this Application,  the investor authorizes each Fund and its Transfer Agent to act on the investor's telephone  instructions,  or on telephone  instructions from any person representing to be an authorized agent of the investor and requesting a redemption or exchange on the investor's  behalf.  The undersigned  agrees that any redemption or exchange made pursuant to this authorization  shall be subject to the provisions of the current Prospectus of each Fund, and that neither the
Funds nor their Transfer Agent or Distributor, nor their respective affiliates, will be liable for any loss, damage, expense or cost which may arise out of any telephone redemption or exchange request they reasonably believe to be genuine,  including any fraudulent or unauthorized requests. The investor(s) will bear the risk of any such loss. In an effort to determine that telephone requests are genuine, the Funds and/or their Transfer Agent will employ reasonable procedures,  which may include, among others,  requiring forms of personal  identification  prior to acting upon telephone  instructions and providing  written  confirmation of the  transactions.
Telephone  conversations also may be recorded.  REDEMPTION PROCEEDS OF $1,000 OR MORE MAY BE WIRED TO THE SHAREHOLDER'S ACCOUNT AT A
COMMERCIAL BANK OR BROKERAGE FIRM IN THE UNITED STATES UPON VERBAL REQUEST IF THE BANK ACCOUNT INFORMATION IN SECTION 7 IS COMPLETE.

(check only if you do not want to use telephone authorization.)
[ ] I DO NOT elect the telephone exchange privilege. [ ] I DO NOT elect the telephone redemption privilege.
------------------------------------------------------------------------------------------------------------------------------------
9.  AUTOMATIC REBALANCING
------------------------------------------------------------------------------------------------------------------------------------
Do you wish to employ the automatic rebalancing feature?    [ ] Yes (if yes, please attach Form 7062)    [ ] No
------------------------------------------------------------------------------------------------------------------------------------
10. ELIGIBILITY FOR EXEMPTION FROM SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
[ ] If you are eligible for exemption from sales charges as described in the Statement of Additional Information,  please check here and attach Form 7008.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
11.  TAXPAYER I.D. NUMBER CERTIFICATION/SIGNATURES
------------------------------------------------------------------------------------------------------------------------------------
I (We) are of legal age and capacity,  have legal authority to purchase shares, have received and read a current prospectus for each
Fund selected and agree to the terms and conditions on this Application and those contained in the current prospectus(es) (including the  Statement(s)  of Additional  Information) of the Fund(s)  selected for purchase.  I (We)  acknowledge  that the account will be subject to the telephone exchange and redemption  privileges (unless declined)  described in the Fund's current Prospectus and agree that the Fund, its  Distributor  and Transfer  Agent will not be liable for any loss in acting on written or telephone  instructions reasonably believed by them to be authentic. I (We) hereby ratify any instructions given pursuant to this Application and for myself
(ourselves)  and my (our)  successors  and assigns do hereby  release each Fund,  its  Distributor  and its Transfer Agent and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.

I acknowledge that mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union or insurance company and are not federally insured by the FDIC, the Federal Reserve, or any other agency.  Mutual fund shares involve certain risks, including the possible loss of principal.

Under penalty of perjury,  the undersigned whose Social Security (employer I.D.) number is shown on this application  certifies that
(i) the number is my (our) correct taxpayer  identification  number and (ii) currently I (we) are not under IRS notification  that I
(we) are subject to backup withholding (line out (ii) if under  notification).  If no such number is shown, the undersigned  further certifies, under penalties of perjury, that either (a) no such number has been issued, and a number has been or will soon be applied for (if a number is not provided to you within sixty days, the undersigned  understands that all payments -- including redemption --
are subject to a 31% withholding under federal tax law, until a number is provided); or (b) that the undersigned is not a citizen of the U.S.,  and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct  business in the
U.S. which should receive any gains from the Funds, or is exempt under an income tax treaty. My (Our) signature below constitutes my
(our) agreement and acceptance of all the terms,  conditions and account features selected in any and all parts of this Application.
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications  required to avoid backup withholding.
------------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL, JOINT OR CUSTODIAN ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
Signature of Individual Owner or Custodian                       Date
X
------------------------------------------------------------------------------------------------------------------------------------
Signature of Joint Owner, if any                                 Date
X
------------------------------------------------------------------------------------------------------------------------------------
Corporation, Partnership, Trust or Other Accounts

Signature of Authorized Officer, General Partner, Trustee, etc.  Date
X
------------------------------------------------------------------------------------------------------------------------------------
Title of Corporate Officer, General Partner, Trustee, etc.       Date

------------------------------------------------------------------------------------------------------------------------------------
12.  FOR COMPLETION BY INVESTMENT DEALER
------------------------------------------------------------------------------------------------------------------------------------
We hereby submit this  application  for purchase of shares in accordance  with the terms of our Selling  Agreement  with  Touchstone
Securities, Inc. and with the current Prospectus for the Funds.
------------------------------------------------------------------------------------------------------------------------------------
Investment Dealer Name

------------------------------------------------------------------------------------------------------------------------------------
Dealer's Corporate Office Address                                City                                    State          Zip

------------------------------------------------------------------------------------------------------------------------------------
Representative's Name

------------------------------------------------------------------------------------------------------------------------------------
Representative's Branch Office Address                           City                                    State          Zip

------------------------------------------------------------------------------------------------------------------------------------
Representative's Telephone Number                                Representative's Number

------------------------------------------------------------------------------------------------------------------------------------
Authorized Signature of Investment Dealer
X
------------------------------------------------------------------------------------------------------------------------------------
Title
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD - SIGNATURE CARD                                                                                                CHECKING
------------------------------------------------------------------------------------------------------------------------------------
Submit one card to establish  an optional  check  redemption  account  which allows you to write checks  against your account in the
________________. Please see a Fund's current Prospectus to determine if checkwriting is available in that Fund.
 (Name of Fund)

PRINT CLEARLY
Name of Account ____________________________________________________________________________________________________________________

Account Number ______________________________________________    Date ______________________________________________________________

The  registered  owner(s) of this account must sign below.  By signing this card the  signatory(ies)  agrees to all of the terms and conditions set forth on the reverse side of this card.

_____________________________________________________________    ___________________________________________________________________
Signature                                                        Signature

_____________________________________________________________    ___________________________________________________________________
Signature                                                        Signature

INSTITUTIONAL ACCOUNTS:                                          JOINT TENANCY ACCOUNTS:
[ ] Check here if any two signatures are required on checks      [ ] Check here if both signatures are required on checks
[ ] Check here if only one signature is required on checks       [ ] Check here if only one signature is required on checks
------------------------------------------------------------------------------------------------------------------------------------
[ ] Check here if Business  Style  Checks (600 per book with  voucher  stub) are  required.  A charge will be made to your  account.
Individual Style checks are provided at no charge.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN
------------------------------------------------------------------------------------------------------------------------------------
This plan enables you to withdraw money  regularly-either  by check directly to you or electronically to your domestic bank account.
It eliminates  your need to make a special  request every month,  quarter or year.  There is no charge at the  Touchstone  Family of
Funds, and you may cancel at any time with no obligations or penalty.

Please make a total withdrawal of ___________ (minimum $50) from my Touchstone  account(s) on a [ ] Monthly [ ] Quarterly [ ] Annual basis, beginning on or about the last day of ________________ (month, year) from the fund(s) listed below:

STOCK FUNDS                                 TAXABLE BOND FUNDS                         TAX-FREE BOND FUNDS
[ ] International Equity Fund   $________   [ ] High Yield Fund            $________   [ ] Ohio Insured Tax-Free Fund       $_______
[ ] Emerging Growth Fund        $________   [ ] Bond Fund                  $________   [ ] Tax-Free Intermediate Term Fund  $_______
[ ] Aggressive Growth Fund      $________   [ ] Intermediate Term
[ ] Growth/Value Fund           $________       Government Income Fund     $________   TAX-FREE MONEY MARKET FUNDS
[ ] Equity Fund                 $________                                              [ ] Tax-Free Money Fund              $_______
[ ] Enhanced 30 Fund            $________   TAXABLE MONEY MARKET FUNDS                 [ ] California Tax-Free Money Fund   $_______
[ ] Value Plus Fund             $________   [ ] Money Market Fund          $________   [ ] Florida Tax-Free Money Fund      $_______
[ ] Utility Fund                $________   [ ] Short Term Government      $________   [ ] Ohio Tax-Free Money Fund - R     $_______
                                                 Income Fund                           [ ] Ohio Tax-Free Money Fund - I     $_______
                                            [ ] Institutional Government
                                                Income Fund                $________
------------------------------------------------------------------------------------------------------------------------------------
Existing Account Number (if applicable)             [ ] Make check payable to the account owner(s) and send to the address of record

                                                    [ ] Make check payable to a third party and send to the name and address below:
------------------------------------------------------------------------------------------------------------------------------------
Name - First, Initial, Last                                      Street

------------------------------------------------------------------------------------------------------------------------------------
City                                                             State                                             Zip

------------------------------------------------------------------------------------------------------------------------------------
[ ] Deposit payments in my bank account electronically through Automated Clearing House (ACH) to the account designated below.
    [ ] Checking Account (please attach a voided check)
    [ ] Savings Account (please attach a preprinted deposit slip)
------------------------------------------------------------------------------------------------------------------------------------
Bank Account Registration                                        Bank Name

------------------------------------------------------------------------------------------------------------------------------------
Street                                                           City                     State                    Zip

------------------------------------------------------------------------------------------------------------------------------------
Bank Routing Number                                              Bank Account Number

------------------------------------------------------------------------------------------------------------------------------------
Any Joint Owner of this new account with the Touchstone Family of Funds                                            Date
who is not a Joint Owner of your bank account must sign here:
X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        TERMS AND CONDITIONS
                                                        --------------------
1.  REDEMPTION  AUTHORIZATION:  The signatory(ies)  whose signature(s)  appears on the reverse side,  intending to be legally bound, hereby agrees each with the other and with Fifth Third ("Bank"), that the Bank is appointed agent for such person(s) and as such agent, is directed to redeem shares registered in the name of such  signatory(ies) upon receipt of, and in the amount of, checks drawn upon the above numbered  accounts and to deposit the proceeds of such redemptions in said account or otherwise arrange for application  of such proceeds to payments of said checks.  The Bank is expressly  authorized to commingle  such proceeds of such redemptions in said account or otherwise  arrange for  application of such proceeds to payments of said checks also on behalf of
    Integrated Fund Services, Inc. in effecting the redemption of shares.
    The Bank is expressly authorized to honor checks as redemption  instructions  hereunder without requiring signature  guarantees, and shall not be liable for any loss or liability resulting from the absence of any such guarantee.
2.  CHECK PAYMENT: The signatory(ies) authorizes and directs the Bank to pay each check presented hereunder, subject to all laws and
    Bank rules and regulations pertaining to checking accounts. In addition, the signatory(ies) agrees that:
    (a) No check shall be issued or honored,  or redemption  effected,  for any amounts represented by shares for which certificates have been issued.
    (b) No check shall be issued or honored, or redemption  effected,  for any amounts represented by shares unless payment for such shares has been made in full and any checks given in such payment  have been  collected  through  normal  banking  channels.
        Shareholders who wish immediate  availability of shares for check redemption may purchase their shares with federal funds or may contact Integrated Fund Services, Inc. for assistance.
    (c) Checks issued hereunder cannot be cashed over the counter at the Bank; and
    (d) Checks shall be subject to any further information set forth in the applicable Prospectus,  including without limitation any additions, amendments and supplements thereto.
3.  DUAL  OWNERSHIP:  If more than one person is indicated  as a registered  owner of shares,  as by joint  ownership,  ownership in common,  or tenants by the entireties,  then (a) each registered  owner must sign this signature card, (b) each registered owner must sign each check issued  hereunder  unless the parties have  indicated on the face of this card that only one need sign,  in which case the Bank is authorized to act upon such signature,  and (c) each signatory guarantees to the Bank the genuineness and accuracy of the signature of the other signatory(ies).  In the event of the death of a joint tenant or tenant by the entireties, the survivor shall be deemed to own all of the shares and the proceeds thereof upon delivery of appropriate documentation.
4.  TERMINATION:  The Bank may at any time  terminate  this  account,  related  share  redemption  service  and its  agency  for the signatory(ies) hereto without prior notice by Bank to the signatory(ies).
5.  HEIRS AND ASSIGNS:  These terms and conditions shall bind the respective  heirs,  executors,  administrators  and assigns of the signatory(ies).
------------------------------------------------------------------------------------------------------------------------------------

                     TOUCHSTONE STRATEGIC TRUST

                         o  TOUCHSTONE INTERNATIONAL EQUITY FUND

                         o  TOUCHSTONE EMERGING GROWTH FUND

                         o  TOUCHSTONE AGGRESSIVE GROWTH FUND

                         o  TOUCHSTONE GROWTH/VALUE FUND

                         o  TOUCHSTONE EQUITY FUND

                         o  TOUCHSTONE ENHANCED 30 FUND

                         o  TOUCHSTONE VALUE PLUS FUND

                         o  TOUCHSTONE UTILITY FUND


                            CLASS A AND CLASS C
                            SHARES ARE OFFERED BY
                            THIS PROSPECTUS

                           TOUCHSTONE STRATEGIC TRUST
                           --------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                   May 1, 2000

                              Emerging Growth Fund

                            International Equity Fund

                                 Value Plus Fund

                                Enhanced 30 Fund

                                  Utility Fund

                                   Equity Fund

                                Growth/Value Fund

                             Aggressive Growth Fund

This Statement of Additional Information is not a prospectus. It should be read together with the Funds' Prospectus dated May 1, 2000. A copy of the Funds' Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, or in Cincinnati 629-2050.

                       STATEMENT OF ADDITIONAL INFORMATION

                             TABLE OF CONTENTS                         PAGE
                             -----------------

THE TRUST................................................................

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS............................

INVESTMENT RESTRICTIONS..................................................

TRUSTEES AND OFFICERS....................................................

THE INVESTMENT ADVISOR AND SUB-ADVISORS..................................

THE DISTRIBUTOR..........................................................

DISTRIBUTION PLANS.......................................................

SECURITIES TRANSACTIONS..................................................

PORTFOLIO TURNOVER.......................................................

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE.....................

CHOOSING A SHARE CLASS...................................................

OTHER PURCHASE INFORMATION...............................................

TAXES....................................................................

REDEMPTION IN KIND.......................................................

HISTORICAL PERFORMANCE INFORMATION.......................................

PRINCIPAL SECURITY HOLDERS...............................................

CUSTODIANS...............................................................

AUDITORS.................................................................

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENTS...........................

ANNUAL REPORT............................................................

APPENDIX.................................................................

THE TRUST
---------

Touchstone Strategic Trust (the "Trust"), formerly Countrywide Strategic Trust, an open-end, diversified management investment company, was organized as a Massachusetts business trust on November 18, 1982. The Trust currently offers eight series of shares to investors: the Utility Fund, the Equity Fund, the Growth/Value Fund, the Aggressive Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Value Plus Fund and the Enhanced 30 Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment goal(s) and policies.

Pursuant to an Agreement and Plan of Reorganization, on May 1, 2000, each of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund succeeded to the assets and liabilities of another mutual fund of the same name which was an investment series of Touchstone Series Trust. The investment goals, strategies, policies and restrictions of each Fund and its Predecessor Fund are substantially identical. The financial data and information in this Statement of Additional Information with respect to the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund are for the Predecessor Funds.

Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, the Growth/Value Fund and the Aggressive Growth Fund, on August 29, 1997, succeeded to the assets and liabilities of another mutual fund of the same name which was an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of each Fund and its Predecessor Fund are substantially identical. The financial data and information in this Statement of Additional Information with respect to the Growth/Value Fund and the Aggressive Growth Fund for periods ended prior to September 1, 1997 relate to the Predecessor Funds.

Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trust. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Both Class A shares and Class C shares of the Funds represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

Each Fund has its own investment goals, strategies and related risks. There can be no assurance that a Fund's investment goals will be met. The investment goals and practices of each Fund (except the Growth/Value Fund and the Aggressive Growth Fund) are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval, except in those instances where shareholder approval is expressly required. If there is a change in a Fund's investment goals, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The investment restrictions of the Funds are fundamental and can only be changed by vote of a majority of the outstanding shares of the applicable Fund.

A more  detailed  discussion of some of the terms used and  investment  policies
described  in  the   Prospectus   (see   "Additional   Information   About  Fund
Investments") appears below:

FIXED-INCOME AND OTHER DEBT  SECURITIES

Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by Standard & Poor's Rating Service ("S&P"), Moody's Investor Service, Inc. ("Moody's"), Duff & Phelps Bond Ratings, Fitch Investors Services, Inc. and Thomson BankWatch are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Fund Sub-Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "When-Issued and Delayed-Delivery Securities" below.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a description of commercial paper ratings, see the Appendix.

MEDIUM AND LOWER RATED AND UNRATED SECURITIES. Securities rated in the fourth highest category by a rating organization although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Fund Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Board of Trustees of the Trust has instructed the Fund Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Fund Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for a Fund, the Fund Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Fund Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations").

The Growth/Value Fund and the Aggressive Growth Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

MORTGAGE-RELATED SECURITIES. There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security.

Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Sub-Advisor, the investment restriction limiting a Fund's investment in illiquid instruments to not more than 15% of the value of its net assets will apply.

STRIPPED MORTGAGE-RELATED SECURITIES. These securities are either issued and guaranteed, or privately-issued but collateralized by securities issued, by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. A Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Fund Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities. See "Mortgage-Related Securities" above. In addition, the yields on stripped mortgage- related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security. Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities. Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of a stripped mortgage-related security at a time when it wishes to do so. The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, a Fund will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

The Growth/Value Fund may also purchase Coupons Under Book Entry Safekeeping ("CUBES"), Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Growth/Value Fund will limit its investment in such instruments to 20% of its total assets.

ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry System ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CUSTODIAL RECEIPTS. Custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investors Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at a time when a Fund would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

These instruments will be considered illiquid securities and so will be limited in accordance with a Fund's restrictions on illiquid securities.

ILLIQUID SECURITIES

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

A Fund Sub-Advisor will monitor the liquidity of Rule 144A securities in each Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Fund Sub-Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Each Fund (except the Utility Fund) may not invest more than 15% of its net assets in securities which are illiquid or otherwise not readily marketable. The Utility Fund may not invest more than 10% of its net assets in securities which are illiquid or otherwise not readily marketable. The Trustees of the Trust have adopted a policy that the International Equity Fund may not invest in illiquid securities other than Rule 144A securities. If a security becomes illiquid after purchase by the Fund, the Fund will normally sell the security unless it would not be in the best interests of shareholders to do so.

A Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Funds' limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Fund Sub-Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Fund Sub-Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund's illiquidity could be increased and the Fund could be adversely affected.

The Aggressive Growth Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund Sub-Advisor believes that Section

4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Sub-Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

No Fund will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

FOREIGN SECURITIES

Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

Each of the Utility Fund, the Growth/Value Fund and the Aggressive Growth Fund may invest up to 10% of its total assets at the time of purchase in the securities of foreign issuers. The Utility Fund may also invest in non-U.S. dollar-denominated securities principally traded in financial markets outside the United States. The Emerging Growth Fund may invest up to 20% of its total assets in securities of foreign issuers

EMERGING MARKET COUNTRIES. Emerging Market Countries are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Holland, Italy, Japan, Luxembourg, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States). When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) has its principal trading market for its stock in an emerging market country, or (ii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries.

The Emerging Growth Fund may invest up to 10% of its total assets in Emerging Market Countries and the International Equity Fund may invest up to 40% of its total assets in Emerging Market Countries.

Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

SPECIAL CONSIDERATIONS CONCERNING EASTERN EUROPE. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (formerly the Union of Soviet Socialist Republics).

So long as the Communist Party continues to exercise a significant or, in some cases, dominant role in Eastern European countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to the interests of a Fund's shareholders.

CURRENCY EXCHANGE RATES. A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

ADRS, EDRS AND CDRS. ADRs are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Funds. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

OPTIONS

A Fund may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

When a Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When a Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Fund's custodian.

A Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Funds have adopted certain other nonfundamental policies concerning option transactions which are discussed below. A Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

PURCHASING OPTIONS ON U.S. GOVERNMENT SECURITIES. The Utility Fund may purchase put options on U.S. Government securities to protect against a risk that an anticipated rise in interest rates would result in a decline in the value of the Fund's portfolio securities. The Fund may purchase call options on U.S. Government securities as a means of obtaining temporary exposure to market appreciation when the Fund is not fully invested.

A put option is a short-term contract (having a duration of nine months or less) which gives the purchaser of the option, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. A call option is a short-term contract which gives the purchaser of the call option, in return for a premium, the right to buy the underlying security at a specified price during the term of the option. The purchase of put and call options on U.S. Government securities is analogous to the purchase of puts and calls on stocks. The Fund will purchase options on U.S. Treasury Bonds, Notes and Bills only.

There are special considerations applicable to options on U.S. Treasury Bonds and Notes. Because trading interest in options written on U.S. Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of U.S. Treasury Bonds and Notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

To terminate its rights with respect to put and call options which it has purchased, the Fund may sell an option of the same series in a "closing sale transaction." A profit or loss will be realized depending on whether the sale price of the option plus transaction costs is more or less than the cost to the Fund of establishing the position. If an option purchased by the Fund is not exercised or sold, it will become worthless after its expiration date and the Fund will experience a loss in the form of the premium and transaction costs paid in establishing the option position.

The option positions may be closed out only on an exchange which provides a secondary market for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The option activities of the Fund may affect its turnover rate and the amount of brokerage commissions paid by the Fund. The Fund pays a brokerage commission each time it buys or sells a security in connection with the exercise of an option. Such commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Fund Sub-Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Board of Trustees.

OPTIONS ON STOCKS. Each Fund which invests in equity securities may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

To close out a position when writing covered options, a Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

The Utility Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. The Aggressive Growth Fund may write covered call options if, immediately thereafter, not more than 25% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Utility Fund will not commit more than 10% of its net assets and the Aggressive Growth Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

OPTIONS ON SECURITIES INDEXES. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if the Fund Sub-Advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor and the respective Fund Sub-Advisor each believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund's custodian.

Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple.

The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Fund Sub-Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

RELATED INVESTMENT POLICIES. A Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

To the extent permitted by U.S. federal or state securities laws, the International Equity Fund may invest in options on foreign stock indexes in lieu of direct investment in foreign securities. The Fund may also use foreign stock index options for hedging purposes.

PURCHASING OPTIONS ON INTEREST RATE FUTURES CONTRACTS. The Utility Fund may purchase put and call options on interest rate futures contracts. The purchase of put options on interest rate futures contracts hedges the Fund's portfolio against the risk of rising interest rates. The purchase of call options on futures contracts is a means of obtaining temporary exposure to market appreciation at limited risk and is a hedge against a market advance when the Fund is not fully invested. Assuming that any decline in the securities being hedged is accompanied by a rise in interest rates, the purchase of options on the futures contracts may generate gains which can partially offset any decline in the value of the Fund's portfolio securities which have been hedged. However, if after the Fund purchases an option on a futures contract, the value of the securities being hedged moves in the opposite direction from that contemplated, the Fund will tend to experience losses in the form of premiums on such options which would partially offset gains the Fund would have.

An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. The Fund may purchase put and call options on interest rate futures which are traded on a national exchange or board of trade and sell such options to terminate an existing position. The Fund may not enter into interest rate futures contracts. Options on interest rate futures are similar to options on stocks except that an option on an interest rate future gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

As with options on stocks, the holder of an option on an interest rate futures contract may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. In addition to the risks which apply to all options transactions, there are several special risks relating to options on interest rate futures contracts. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the use of interest rate futures, the purchase of options on interest rate futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options, plus transaction costs.

OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of Options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Certain Funds intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the Exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

Certain Funds also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RELATED INVESTMENT POLICIES. Each Fund that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Fund Sub-Advisor anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

FORWARD CURRENCY CONTRACTS. Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Fund Sub-Advisor's long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Fund Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

BORROWING AND LENDING

BORROWING. The Funds may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes and to meet redemptions and may pledge their assets to secure such borrowings. The Investment Company Act of 1940 requires the Funds to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Funds would be required to reduce their borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce their borrowings, the Funds might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Funds may have less net investment income during periods when its borrowings are substantial. The interest paid by the Funds on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

A Fund may be permitted to borrow for the purposes of leveraging. Borrowing for investment increases both investment opportunity and investment risk. Such borrowings in no way affect the federal tax status of the Fund or its dividends. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment income fails to cover the Fund's costs, including the interest on borrowings or if there are losses, the net asset value of such Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as leverage

LENDING. By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

It is the present intention of the Equity Fund and the Utility Fund to limit the amount of loans of portfolio securities to no more than 25% of a Fund's net assets.

OTHER INVESTMENT POLICIES

SWAP AGREEMENTS. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Fund Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Fund's other illiquid securities, to 15% of that Fund's net assets.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

REPURCHASE AGREEMENTS. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. A Fund may enter into repurchase agreements with respect to U.S. Government securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Fund Sub-Advisor, acting under the supervision of the Advisor and the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. In entering into a repurchase agreement, a Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Repurchase agreements are considered to be collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS AND FORWARD ROLL TRANSACTIONS. In a reverse repurchase agreement a Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement or forward roll transaction it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements and forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements and forward roll transactions are considered to be borrowings by a Fund for purposes of the limitations described in "Investment Restrictions" below.

TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when the Fund Sub-Advisor of a Fund believes, in consultation with the Advisor, that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, a Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

In addition, for the same purposes, the Sub-Advisor of the International Equity Fund may invest without limit in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated in the top two rating categories by a national rating organization or, if unrated, are determined by the Fund Sub-Advisor to be of equivalent quality.

A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

CONVERTIBLE SECURITIES. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

ASSET COVERAGE. To assure that a Fund's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with the Trust's custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. A Fund may purchase warrants and rights, provided that no Fund presently intends to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

SHORT-TERM TRADING. The Aggressive Growth Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Aggressive Growth Fund in order to take advantage of what the Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Aggressive Growth Fund and its transaction costs.

VARIABLE AND FLOATING RATE SECURITIES. The Growth/Value Fund and the Aggressive Growth Fund may acquire variable and floating rate securities, subject to each Fund's investment objective, policies and restrictions. A variable rate security is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

DERIVATIVES. A Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Fund Sub-Advisor will use derivatives only in circumstances where the Fund Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

RATING SERVICES

The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, each Fund Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but a Fund Sub-Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectus is set forth in the Appendix to this Statement of Additional Information.

INVESTMENT RESTRICTIONS
-----------------------

The following investment restrictions are "fundamental policies" of each Fund and may not be changed with respect to a Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this Statement of Additional Information and the Prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

THE LIMITATIONS APPLICABLE TO THE EMERGING GROWTH FUND, THE INTERNATIONAL EQUITY FUND, THE VALUE PLUS FUND AND THE ENHANCED 30 FUND ARE:

1. BORROWING MONEY. The Funds will not borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money (including through reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below;

2. UNDERWRITING SECURITIES. The Funds will not underwrite securities issued by other persons except insofar as the Funds may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

3. LOANS. The Funds will not make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans do not exceed 30% of the Fund's total assets (taken at market value);
     (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

4. REAL ESTATE, MINERAL LEASES AND COMMODITIES. The Funds will not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts

     (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

5. CONCENTRATION OF INVESTMENTS. Each Fund will not concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry;

6. SENIOR SECURITIES. A Fund will not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

7. AMOUNTS INVESTED IN ONE ISSUER. With respect to 75% of its total assets taken at market value, a Fund will not invest in assets other than cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

ADDITIONAL RESTRICTIONS. Each of the Emerging Growth Fund, the International Equity Fund, the Value Plus Fund and the Enhanced 30 Fund (or the Trust, on behalf of each Fund) have adopted the following additional restrictions as a matter of "operating policy." These restrictions are changeable by the Board of Trustees without a shareholder vote, except that no operating policy or investment restriction shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

1. BORROWING MONEY. A Fund will not borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

2. PLEDGING. A Fund will not pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

3. MARGIN PURCHASES. A Fund will not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

4. SELLING SECURITIES. A Fund will not sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

5. INVESTING FOR CONTROL. A Fund will not invest for the purpose of exercising control or management;

6. SECURITIES OF OTHER INVESTMENT COMPANIES. A Fund will not purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for a Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund
     (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

7. ILLIQUID SECURITIES. A Fund will not invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Fund's Board of Trustees has determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Fund's Board of Trustees has determined that the commercial paper is equivalent quality and is liquid;

8. RESTRICTED SECURITIES. A Fund will not invest more than 10% of its total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 44A Securities deemed liquid by the Fund's Board of Trustees);

9. SECURITIES OF ONE ISSUER. A Fund will not purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

10. SHORT SALES. A Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Funds have no current intention to engage in short selling);

11. PURCHASE OF PUTS AND CALLS. A Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

12. WRITING OF PUTS AND CALLS. A Fund will not write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

13. PUTS AND CALLS ON FUTURES. A Fund will not buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

     THE LIMITATIONS APPLICABLE TO THE UTILITY FUND ARE:

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets.

     2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. MARGIN PURCHASES. The Fund will not purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions or to the extent necessary to engage in transactions described in the Statement of Additional Information which involve margin purchases).

     4. SHORT SALES. The Fund will not make short sales of securities.

     5. OPTIONS. The Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures except as described in the Statement of Additional Information.

     6. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     7. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

     8. ILLIQUID INVESTMENTS. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities.

     9. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

     10. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control.

     12. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

     13. AMOUNT INVESTED IN ONE ISSUER. The Fund will not invest more than 5% of its total assets in the securities of any issuer; provided, however, that there is no limitation with respect to investments and obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     14. VOTING SECURITIES OF ANY ISSUER. The Fund will not purchase 5% or more of the outstanding voting securities of any electric or gas utility company (as defined in the Public Utility Holding Company Act of 1935), or purchase more than 10% of the outstanding voting securities of any other issuer.

     15. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     16. INDUSTRY CONCENTRATION. Under normal market conditions, the Fund will invest more than 25% of its total assets in the public utilities industry. The Fund will not invest more than 25% of its total assets in any particular industry except the public utilities industry. For purposes of this limitation, the public utilities industry includes companies that produce or supply electric power, natural gas, water, sanitary services, telecommunications and other communications services (but not radio or television broadcasters) for public use or consumption.

     17. SENIOR SECURITIES. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     THE LIMITATIONS APPLICABLE TO THE EQUITY FUND ARE:

     1. BORROWING MONEY. The Fund will not borrow money, except (a) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities. The Fund will not pledge, mortgage or hypothecate its assets except in connection with borrowings described in this investment limitation.

     2. MARGIN PURCHASES.  The Fund will not purchase any securities on "margin"
(except  such   short-term   credit  as  are  necessary  for  the  clearance  of
transactions).

     3. SHORT SALES. The Fund will not make short sales of securities.

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures.

     5. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

     6. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     7. ILLIQUID INVESTMENTS. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

     8. CONCENTRATION. The Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     9. REAL ESTATE. The Fund will not purchase, hold or deal in real estate, including real estate limited partnerships.

     10. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities if the borrower agrees to maintain collateral marked to market daily in an amount at least equal to the market value of the loaned securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control.

     12. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

     13. SECURITIES OF ONE ISSUER. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

     14. SECURITIES OF ONE CLASS. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause 10% of any class of securities of such issuer to be held by the Fund, or acquire more than 10% of the outstanding voting securities of such issuer. (All outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer).

     15. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     16. SENIOR SECURITIES. The Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving forward foreign currency exchange contracts, options, futures contracts, short sales and other similar permitted investments and techniques.

     THE LIMITATIONS APPLICABLE TO THE GROWTH/VALUE FUND AND THE AGGRESSIVE GROWTH FUND ARE:

     1. BORROWING MONEY. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Growth/Value Fund's total assets. Each Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

     2. PLEDGING. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Each Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. OPTIONS. Each Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures except as described in this Statement of Additional Information.

     4. MINERAL LEASES. Each Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     5. UNDERWRITING. Each Fund will not act as underwriters of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

     6. CONCENTRATION. Each Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     7. COMMODITIES. Each Fund will not purchase, hold or deal in commodities and will not invest in oil, gas or other mineral explorative or development programs.

     8. REAL ESTATE. Each Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except it may purchase (a) U.S. Government obligations, (b) securities of companies which deal in real estate, or (c) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

     9. LOANS. Each Fund will not make loans to other persons if, as a result, more than one-third of the value of its total assets would be subject to such loans. This limitation does not apply to (a) the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public or (b) entry into repurchase agreements.

     10. INVESTING FOR CONTROL. Each Fund will not invest in companies for the purpose of exercising control.

     11. SENIOR SECURITIES. Each Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving options, futures contracts and other similar permitted investments and techniques.

     THE FOLLOWING INVESTMENT LIMITATIONS FOR THE GROWTH/VALUE FUND AND THE AGGRESSIVE GROWTH FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER
APPROVAL:

     1. ILLIQUID INVESTMENTS. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or for which no readily available market exists (or engage in a repurchase agreement maturing in more than seven days) if, as a result thereof, more than 15% of the value of a Fund's net assets would be invested in such securities.

     2. MARGIN PURCHASES. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases.

     3. SHORT SALES. Each Fund will not make short sales of securities.

     4. OTHER INVESTMENT COMPANIES. Each Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

     With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Utility Fund will limit its investments so that it will not be a public utility holding company or acquire public utility company securities in violation of the Public Utility Holding Company Act of 1935.

TRUSTEES AND OFFICERS

The following is a list of the Trustees and executive officers of the Trust, their compensation from the Trust and their aggregate compensation from the Touchstone Family of mutual funds for the fiscal year ended March 31, 1999. Messrs. Coleman, Cox, Schwab and Stautberg did not receive any compensation from the Trust during the fiscal year since they did not begin serving as Trustees until October 1999.

Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each of the Trustees is also a Trustee of Touchstone Tax-Free Trust and Touchstone Investment Trust.

                                                                    AGGREGATE
                                                                    COMPENSATION
                                                COMPENSATION        FROM
                            POSITION            FROM                TOUCHSTONE
NAME                        HELD                TRUST               COMPLEX(1)
---------------------       ------              ---------           ----------
 William O. Coleman         Trustee             $    0              $  2,192
 Phillip R. Cox             Trustee                  0                10,000
+H. Jerome Lerner           Trustee              4,000                12,000
*Robert H. Leshner          President/Trustee        0                     0
*Jill T. McGruder           Trustee                  0                     0
+Oscar P. Robertson         Trustee              4,000                12,000
 Nelson Schwab, Jr.         Trustee                  0                 2,192
+Robert E. Stautberg        Trustee                  0                10,000
 Joseph S. Stern, Jr.       Trustee                  0                 8,000
 Maryellen Peretzky         Vice President           0                     0
 Tina D. Hosking            Secretary                0                     0
 Theresa M. Samocki         Treasurer                0                     0

(i) The Western-Southern complex of mutual funds consists of eight series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and eleven series of Touchstone Variable Series Trust.

* Ms. McGruder, as President and a director of Touchstone Advisors, Inc., the Trust's investment advisor and Touchstone Securities, Inc., the Trust's distributor, and Mr. Leshner, as an employee of Fort Washington Investment Advisors, Inc., a Fund Sub-Advisor, are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+    Member of Audit Committee.

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     WILLIAM O. COLEMAN, Age 70, 2 Noel Lane, Cincinnati, Ohio is a retired General Sales Manager and Vice President of The Procter & Gamble Company and a trustee of The Procter & Gamble Profit Sharing Plan and The Procter & Gamble Employee Stock Ownership Plan. He is a director of LCA Vision (a laser vision correction institute) and a trustee of Touchstone Variable Series Trust (a registered investment company).

     PHILLIP  R.  COX,  Age 52,  105 East  Fourth  Street,  Cincinnati,  Ohio is
President and Chief Executive Officer of Cox Financial Corp. (a financial services company). He is a director of the Federal Reserve Bank of Cleveland, Cincinnati Bell Inc., PNC Bank N.A. and Cinergy Corporation. He is also a trustee of Touchstone Variable Series Trust.

     H. JEROME LERNER, Age 61, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc. (a manufacturer of electronic connectors).

He is also a director of Slush Puppy Inc. (a manufacturer of frozen beverages) and Peerless Manufacturing (a manufacturer of bakery equipment).

     ROBERT H. LESHNER, Age 60, 312 Walnut Street, Cincinnati, Ohio is President and a Trustee of Countrywide Investment Trust and Countrywide Tax-Free Trust, registered investment companies. He is also President and a director of Countrywide Investments, Inc. (an investment adviser and principal underwriter). Until 1999, he was President and a director of Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Investments, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.), Countrywide Fund Services, Inc. (a registered transfer agent) and CW Fund Distributors, Inc. (a registered broker-dealer).

     JILL T. McGRUDER, Age 44, 311 Pike Street, Cincinnati, Ohio is President, Chief Executive Officer and a director of IFS Financial Services, Inc. (a holding company), Touchstone Advisors, Inc. (the investment advisor to the Trust) and Touchstone Securities, Inc. (the principal underwriter of the Trust). She is a Senior Vice President of The Western-Southern Life Insurance Company and a director of Capital Analysts Incorporated (a registered investment adviser and broker-dealer), Countrywide Financial Services, Inc., Countrywide Investments, Inc., CW Fund Distributors, Inc. and Countrywide Fund Services, Inc. She is also President and a director of IFS Agency Services, Inc. and IFS Insurance Agency, Inc. (insurance agencies). Until December 1996, she was National Marketing Director of Metropolitan Life Insurance Co. From 1991 until 1996, she was Vice President of Touchstone Advisors, Inc. and IFS Financial Services, Inc.

     OSCAR P. ROBERTSON, Age 60, 4293 Muhlhauser Road, Fairfield, Ohio is President of Orchem Corp., a chemical specialties distributor, and Orpack Stone Corporation, a corrugated box manufacturer.

     NELSON SCHWAB, JR., Age 81, 511 Walnut Street, Cincinnati, Ohio is Senior Counsel of Graydon, Head & Ritchey (a law firm). He is a director of Rotex, Inc. (a machine manufacturer), The Ralph J. Stolle Company and Security Rug Cleaning Company. He is also a trustee of Touchstone Variable Series Trust.

     ROBERT E. STAUTBERG, Age 65, 4815 Drake Road, Cincinnati, Ohio is a retired partner and director of KPMG Peat Marwick LLP. He is a trustee of Good Samaritan Hospital, Bethesda Hospital and Tri Health. He is also a trustee of Touchstone Variable Series Trust.

     JOSEPH S. STERN, JR., Age 81, 3 Grandin Place, Cincinnati, Ohio is a retired Professor Emeritus of the University of Cincinnati College of Business. He is also a Trustee of Touchstone Variable Series Trust.

     TINA D. HOSKING, Age 31, 312 Walnut Street, Cincinnati, Ohio is Vice President and Associate General Counsel of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. She is also Secretary of Countrywide Tax-Free Trust and Countrywide Investment Trust.

     THERESA M. SAMOCKI, Age 30, 312 Walnut Street, Cincinnati, Ohio is Vice President-Fund Accounting of Intrust Fund Solutions, Inc. and IFS Fund Distributors, Inc. She is also Treasurer of Touchstone Tax-Free Trust and Touchstone Investment Trust.

Each Trustee, except for Mr. Leshner and Ms. McGruder, receives a quarterly retainer of $1,500 and a fee of $1,500 for each Board meeting attended. Such fees are split equally among the Trust, Touchstone Tax-Free Trust and Touchstone Investment Trust.

THE INVESTMENT ADVISOR AND SUB-ADVISORS
---------------------------------------

THE INVESTMENT ADVISOR. Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment manager. The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because of her position as President and Director of the Advisor. Mr. Leshner may be deemed to be an affiliate of the Advisor because of his employment with Fort Washington Investment Advisors, Inc., an affiliate of the Advisor. Ms. McGruder and Mr. Leshner, by reason of such affiliations may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Under the terms of the investment advisory agreement between the Trust and the Advisor, the Advisor appoints and supervises each Fund Sub-Advisor, reviews and evaluates the performance of a Fund's Sub-Advisor and determines whether or not the Fund's Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Fund pays the Advisor a fee computed and accrued daily and paid monthly at an annual rate as shown below:

     Emerging Growth Fund         0.80%

     International Equity Fund    0.95%

     Value Plus Fund              0.75%

     Enhanced 30 Fund             0.65%

     Equity Fund                  0.75% on the first $200 million
     Utility Fund                 0.70% from $200 million to $500 million
                                  0.50% thereafter

     Growth/Value Fund            1.00% on the first $50 million
     Aggressive Growth Fund        .90% from $50 million to 100 million
                                   .80% from $100 million to $200 million
                                   .75% thereafter

Set forth below are the advisory fees incurred by the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund for the fiscal periods ended December 31, 1999, 1998 and 1997. The Advisor has contractually agreed to waive fees and reimburse certain expenses, as setforth in the footnote below:

                                    1999         1998         1997
Emerging Growth Fund(1)           $ 96,269     $ 76,428     $ 48,463
International Equity Fund(2)      $117,039     $110,226     $ 73,217
Value Plus Fund(3)                $224,988     $123,531           --

(1) The Advisor waived fees and reimbursed the Fund $420,137, $43,744 and $84,098 for the fiscal years ended December 31, 1999, 1998 and 1997, respectively.
(2) The Advisor waived fees and reimbursed the Fund $545,324, $126,131 and $200,506 for the fiscal years ended December 31, 1999, 1998 and 1997, respectively.
(3) The Advisor waived fees and reimbursed the Fund $609,862 and $48,591 for the fiscal periods ended December 31, 1999 and 1998, respectively.

Prior to May 1, 2000, Countrywide Investments, Inc. ("Countrywide") was the investment advisor for the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund. Prior to August 29, 1997, the investment adviser for the Growth/Value Fund and the Aggressive Growth Fund was Trans Financial Bank, N.A. and their fiscal year end was August 31. Set forth below are the advisory fees paid by the Utility Fund and the Equity Fund during the fiscal periods ended March 31, 1999, 1998 and 1997 and the advisory fees paid by the Growth/Value Fund and the Aggressive Growth Fund during the fiscal periods ended March 31, 1999 and 1998 and August 31, 1997.


                                    1999         1998         1997
Utility Fund                      $326,576     $303,151     $319,201
Equity Fund(1)                     375,212      221,798       91,182
Growth/Value Fund                  254,571      160,090      206,612
Aggressive Growth Fund(2)          125,575       85,703       30,082

(1) Countrywide voluntarily waived $21,000 of its fees for the fiscal year ended March 31, 1997 and voluntarily reimbursed the Fund for $5,834 of Class A expenses.
(2) Countrywide voluntarily waived $6,473 of its fees for the fiscal year ended March 31, 1999. Trans Financial Bank voluntarily waived $64,077 of its fees for the fiscal year ended August 31, 1997.

The Funds shall pay the expenses of their operation, including but not limited to (i) charges and expenses for accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Funds; (iv) brokers' commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental  agencies;  (vi) fees and  expenses  involved  in  registering  and maintaining  registrations  of the  Funds  with  the  SEC,  state  or  blue  sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information
for filing with the SEC; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Trustees of the Trust; and (x) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who are affiliated persons of the Advisor are paid by the Advisor.

By its terms, the Funds' investment advisory agreement will remain in force until May 1, 2002 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Advisor. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISORS. The Advisor has retained one or more sub-advisors ("the Sub-Advisor") to serve as the discretionary portfolio manager of each Fund. The Sub-Advisor selects the portfolio securities for investment by a Fund, purchases and sells securities of a Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. The Sub-Advisor receives a fee from the Advisor which is paid monthly at an annual rate of a Fund's average daily net assets as set forth below.

EMERGING GROWTH FUND
   David L. Babson & Company, Inc.               0.50%

   Westfield Capital Management Company, Inc.    0.45% on the first $10 million,
                                                 0.40% on the next $40 million,
                                                 0.35%  thereafter
INTERNATIONAL EQUITY FUND
   Credit Suisse Asset Management                0.85% on the first $30 million,
                                                 0.80% on the next $20 million,
                                                 0.70% on the next $20 million,
                                                 0.60% thereafter
VALUE PLUS FUND, UTILITY FUND AND EQUITY FUND
   Fort Washington Investment Advisors, Inc.     0.45%

ENHANCED 30 FUND
   Todd Investment Advisors, Inc.                0.40%

GROWTH/VALUE FUND AND AGGRESSIVE GROWTH FUND
   Mastrapasqua & Associates, Inc.               0.60% on the first $50 million,
                                                 0.50% on the next $50 million,
                                                 0.40% on the next $100 million,
                                                 0.35% thereafter

The services provided by the Sub-Advisors are paid for wholly by the Advisor. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor.

The employment of each Sub-Advisor will remain in force until May 1, 2001 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The employment of the Sub-Advisor may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. Each Sub-Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE DISTRIBUTOR
---------------

Touchstone Securities, Inc. (the "Distributor") is the principal underwriter of the Trust and, as such, the exclusive agent for distribution of shares of the Funds. The Distributor is an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

The Distributor currently allows concessions to dealers who sell shares of the Funds. The Distributor receives that portion of the sales load which is not reallowed to the dealers who sell shares of a Fund. The Distributor retains the entire sales load on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

For the fiscal year ended December 31, 1999, the aggregate underwriting commissions on sales of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund were $52,561 of which the Distributor paid $44,966 to unaffiliated broker-dealers in the selling network and earned $7,595 as a broker-dealer in the selling network.

Prior to May 1, 2000, Countrywide served as the distributor for the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund. For the fiscal year ended March 31, 1999, the aggregate underwriting commissions on sales of the Trust's shares were $90,474 of which Countrywide paid $69,549 to unaffiliated broker-dealers in the selling network, earned $12,602 as a broker-dealer in the selling network and retained $8,323 in underwriting commissions. For the fiscal year ended March 31, 1998, the aggregate underwriting commissions on sales of the Trust's shares were $70,717 of which Countrywide paid $51,599 to unaffiliated broker-dealers in the selling network, earned $12,478 as a broker-dealer in the selling network and retained $6,640 in underwriting commissions. For the fiscal year ended March 31, 1997, the aggregate underwriting commissions on sales of the Trust's shares were $70,478 of which Countrywide paid $60,141 to unaffiliated broker-dealers in the selling network, earned $3,617 as a broker-dealer in the selling network and retained $6,720 in underwriting commissions.

The Distributor retains the contingent deferred sales load on redemptions of shares of the Funds which are subject to a contingent deferred sales load. For the fiscal year ended March 31, 1999, Countrywide collected $457 and $693 of contingent deferred sales loads on redemptions of Class C shares of the Utility Fund and the Equity Fund, respectively. For the fiscal year ended March 31, 1998, Countrywide collected $1,756 and $957 of contingent deferred sales loads on redemptions of Class C shares of the Utility Fund and the Equity Fund, respectively. For the fiscal year ended March 31, 1997, Countrywide collected $1,141 and $505 of contingent deferred sales loads on redemptions of Class C shares of the Utility Fund and the Equity Fund, respectively. For the fiscal year ended December 31, 1999, the Distributor collected $388,$343 and $265 of contingent deferred sales loads on redemptions of Class C shares of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund, respectively.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------

CLASS A SHARES -- The Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Distributor. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of Class A shares of a Fund. Unreimbursed expenses will not be carried over from year to year.

For the fiscal year ended March 31, 1999, the aggregate distribution-related expenditures of the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund under the Class A Plan were 92,176, $117,348, $57,474 and $19,824, respectively. Amounts were spent as follows:

                                                                     Growth/    Aggresssive
                                              Utility    Equity       Value       Growth
                                               Fund       Fund         Fund        Fund
Printing and mailing of prospectuses
and reports to prospective shareholders..     $ 5,546   $  6,175     $ 5,719     $ 2,878
Payments to broker-dealers and others
For the sale or retention of assets......      87,170    111,173      51,755      16,946
                                              -------   --------     -------     -------
                                              $92,716   $117,348     $57,474     $19,824

For the fiscal year ended December 31, 1999, the aggregate distribution-related expenditures of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund under the Class A Plan were $21,608, $17,648 and $73,078, respectively.

CLASS C SHARES -- The Funds have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of a Fund. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

For the fiscal year ended March 31, 1999, the aggregate distribution-related expenditures of the Utility Fund and the Equity Fund under the Class C Plan were $31,159 and $30,890, respectively. Of these amounts, the Utility Fund spent $30,870 on payments to broker-dealers and $289 on printing and mailing of prospectuses and reports to prospective shareholders; and the Equity Fund spent $30,606 on payments to broker-dealers and $284 on printing and mailing of prospectuses and reports to prospective shareholders.

For the fiscal year ended December 31, 1999, the aggregate distribution-related expenditures of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund under the Class C Plan were $32,920, $51,644 and $5,161, respectively.

GENERAL INFORMATION -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. The Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder and Robert H. Leshner, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------

Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisors and are subject to review by the Advisor and the Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Advisor's primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

For the fiscal years ended March 31, 1999, 1998 and 1997, the Utility Fund paid brokerage commissions of $10,031, $10,445 and $25,345, respectively. For the fiscal years ended March 31, 1999, 1998 and 1997, the Equity Fund paid brokerage commissions of $34,209, $36,486 and $34,257, respectively. For the fiscal periods ended March 31, 1999 and 1998, the Growth/Value Fund paid brokerage commissions of $51,665 and $20,459, respectively. For the fiscal periods ended March 31, 1999 and 1998, the Aggressive Growth Fund paid brokerage commissions of $36,619 and $8,388, respectively. The higher commissions paid by the Aggressive Growth Fund during the fiscal year ended March 31, 1999 are due to the Fund's higher portfolio turnover rate.

For the fiscal years ended December 31, 1999, 1998 and 1997, the Emerging Growth Fund paid brokerage commissions of $ 24,912, $21,590 and $13,110, respectively. For the fiscal years ended December 31, 1999, 1998 and 1997, the International Equity Fund paid brokerage commission of $76,155, $64,980 and $57,618, respectively. For the fiscal periods ended December 31, 1999 and 1998, the Value Plus Fund paid brokerage commissions of $40,604 and $44,920, respectively.

Each Sub-Advisor is specifically authorized to pay a broker who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services.

During the fiscal year ended March 31, 1999, the amount of brokerage transactions and related commissions for the Equity Fund directed to brokers due to research services provided were $17,970,437 and $34,209, respectively. During the fiscal year ended March 31, 1999, the amount of brokerage transactions and related commissions for the Growth/Value Fund directed to brokers due to research services provided were $19,690,373 and $30,666, respectively. During the fiscal year ended March 31, 1999, the amount of brokerage transactions and related commissions for the Aggressive Growth Fund directed to brokers due to research services provided were $15,052,360 and $25,294, respectively.

During the fiscal year ended December 31, 1999, the amount of brokerage transactions and related commissions for the Emerging Growth Fund directed to brokers due to research services provided were $64,620 and $ 7,800, respectively. During the fiscal year ended December 31, 1999, the amount of brokerage transactions and related commissions for the International Equity Fund directed to brokers due to research services provided were $673,668 and $2,338, respectively. During the fiscal year ended December 31, 1999, the amount of brokerage transactions and related commissions for the Value Plus Fund directed to brokers due to research services provided were $55,065 and $55,065, respectively.

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Sub-Advisors, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with a Fund.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. A Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Board of Trustees may determine, the Fund Sub-Advisors may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions. The Fund Sub-Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

In certain instances there may be securities which are suitable for a Fund as well as for one or more of the respective Fund Sub-Advisor's other clients. Investment decisions for a Fund and for the Fund Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

During the fiscal year ended March 31, 1999, the Trust entered into repurchase transactions with the following of its regular broker-dealers as defined under the Investment Company Act of 1940: Banc One Capital Markets, Inc., Bankers Trust Company, Fifth Third Securities, Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Morgan Stanley Dean Witter, Inc. and Nesbitt-Burns Securities, Inc.

CODE OF ETHICS. The Trust, the Advisor, the Sub-Advisors and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Advisor and the Sub-Advisor and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Advisor and the Sub-Advisor. The Code requires that all employees of the Advisor and the Sub-Advisor preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by a Fund. The substantive restrictions applicable to investment personnel of the Advisor and the Sub-Advisor include a ban on acquiring any securities in an initial public offering. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Advisor and the Sub-Advisor within periods of trading by a Fund in the same (or equivalent) security. The Code of Ethics adopted by the Trust, the Distributor, the Advisor and the Sub-Advisors is on public file with, and is available from, the Securities and Exchange Commission.

PORTFOLIO TURNOVER
------------------

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of commissions. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

Generally each Fund (except the International Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund) intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate.

The International Equity Fund may engage in active trading to achieve its investment goals. The Growth/Value Fund expects that the average holding period of its equity securities will be between 18 and 36 months. If warranted by market conditions, the Aggressive Growth Fund may engage in short-term trading if the Sub-Advisor believes the transactions, net of costs, will result in improving the income or the appreciation potential of the Fund's portfolio. As a result, the International Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund each may have substantial portfolio turnover.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of shares of the Funds are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. Securities held by a Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result the net asset value of a Fund may be significantly affected by trading on days when the Trust is not open for business. For a description of the methods used to determine the share price and the public offering price, see "Pricing of Fund Shares" in the Prospectus.

CHOOSING A SHARE CLASS
----------------------

Each Fund offers Class A and Class C shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales loads and distribution expense amounts. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services. If you qualify for reduced sales loads or, in the case of purchases of $1 million or more, no initial sales load, you may find Class A shares attractive because similar sales load reductions are not available for Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than Class C shares over the term of the investment. As an alternative, Class C shares are sold with a lower initial sales load so more of the purchase price is immediately invested in a Fund. If you do not plan to hold your shares in a Fund for a long time (less than 5 years), it may be better to purchase Class C shares so that more of your purchase is invested directly in the Fund, although you will pay higher distribution fees. If you plan to hold your shares in a Fund for more than 5 years, it may be better to purchase Class A shares, since after 5 years your accumulated distribution fees may be more than the sales load paid on your purchase.

When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. The Distributor works with many experienced and very qualified financial advisors throughout the country that may provide valuable assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. The Distributor believes that these value-added services can greatly benefit you through market cycles and will work diligently with your chosen financial advisor.

Below is a chart comparing the sales loads and 12b-1 fees applicable to each class of shares:

--------------------------------------------------------------------------------
CLASS                        SALES LOAD                                12b-1 FEE
--------------------------------------------------------------------------------
  A          Maximum of 5.75% initial sales load reduced                 0.25%
             for purchases of $50,000 and over;
             shares sold without an initial sales load may be subject to a 1.00% contingent deferred sales load during first year if a commission was paid to a dealer

  C          1.25% initial sales load; 1.00% contingent                  1.00%
             deferred sales load during first year
--------------------------------------------------------------------------------

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares because there is no front-end sales load and the annual expenses are lower.

CLASS A SHARES

Class A shares are sold at net asset value ("NAV") plus an initial sales load. In some cases, reduced initial sales loads for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales load at the time of purchase but may be subject to a contingent deferred sales load of 1.00% on redemptions made within 1 year after purchase if a commission was paid by the Distributor to a participating unaffiliated dealer. Class A shares are also subject to an annual 12b-1 distribution fee of up to .25% of a Fund's average daily net assets allocable to Class A shares.

The following table illustrates the current initial sales load breakpoints for the purchase of Class A shares:

                                     Sales            Sales           Dealer
                                     Charge as        Charge as %     Reallowance
                                     % of Offering    of Net Amount   as % of Net
                                     Price            Invested        Amount Invested
                                     -------------    -------------   ---------------
Less than $50,000                    5.75%            6.10%           5.00%
$50,000 but less than $100,000       4.50%            4.71            3.75
$100,000 but less than $250,000      3.50             3.63            2.75
$250,000 but less than $500,000      2.95             3.04            2.25
$500,000 but less than $1,000,000    2.25             2.30            1.75
$1,000,000 or more                   None             None

The following table shows the initial sales load breakpoints for the purchase of Class A shares of the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund for accounts opened before August 1, 1999:

                                     Sales            Sales           Dealer
                                     Charge as        Charge as %     Reallowance
                                     % of Offering    of Net Amount   as % of Net
                                     Price            Invested        Amount Invested
                                     -------------    -------------   ---------------
Less than $100,000                   4.00%            4.17%           3.60%
$100,000 but less than $250,000      3.50             3.63            3.30
$250,000 but less than $500,000      2.50             2.56            2.30
$500,000 but less than $1,000,000    2.00             2.04            1.80
$1,000,000 or more                   None             None

The following table shows the initial sales load breakpoints for the purchase of Class A shares of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund for accounts opened before May 1, 2000:

                                     Sales            Sales           Dealer
                                     Charge as        Charge as %     Reallowance
                                     % of Offering    of Net Amount   as % of Net
                                     Price            Invested        Amount Invested
                                     -------------    -------------   ---------------
Less than $50,000                    5.75%            6.10%           5.00%
$50,000 but less than $100,000       4.50%            4.71            3.75
$100,000 but less than $250,000      3.50             3.63            2.75
$250,000 but less than $500,000      2.50             2.56            2.00
$500,000 but less than $1,000,000    2.00             2.04            1.60
$1,000,000 or more                   None             None

Under certain circumstances, the Distributor may increase or decrease the reallowance to selected dealers. In addition to the compensation otherwise paid to securities dealers, the Distributor may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds in the Western-Southern Family of Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers will receive first year compensation of up to 1.00% of such purchases from the Distributor. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other funds in the Western-Southern Family of Funds. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

REDUCED SALES LOAD. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of any Western-Southern Fund sold with a sales load with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made in any Western-Southern load fund under a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the contingent deferred sales load.

CLASS C SHARES

Class C shares are sold with an initial sales load of 1.25% and are subject to a contingent deferred sales load of 1.00% on redemptions of Class C shares made within one year of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 2.00% of the purchase amount to your broker at the time you purchase Class C shares.

ADDITIONAL INFORMATION ON THE CONTINGENT DEFERRED SALES LOAD. The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc.

All sales loads imposed on redemptions are paid to the Distributor. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1.00%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in your account are aggregated.

OTHER PURCHASE INFORMATION
--------------------------

Additional information with respect to certain types of purchases of Class A shares of the Funds is set forth below.

AGGREGATION. Sales charge discounts are available for certain aggregated investments. Investments which may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts, which may include purchases through employee benefit plans such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by trustees or other fiduciaries may also be aggregated if the investments are: (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above; (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, other than employee benefit plans described above; or
(3) for a common trust fund or other pooled account not specifically formed for the purpose of accumulating Fund shares. Purchases made for nominee or street name accounts (securities held in the name of a Dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of shares of two or more Funds (other than a money market fund). For example, if you concurrently invest $25,000 in one Fund and $25,000 in another Fund, the sales charge would be reduced to reflect a $50,000 purchase.

RIGHT OF ACCUMULATION. A purchaser of shares of a Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Distributor with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent. A purchaser includes an individual and his immediate family members, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense (the "Purchaser").

LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any Purchaser of shares of a Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest within a thirteen month period in any load fund distributed by the Distributor a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the Purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

The Letter of Intent is not a binding obligation on the Purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

A ninety-day backdating period can be used to include earlier purchases at the Purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The Purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

WAIVER OF SALES CHARGE. Sales charges do not apply to shares of the Funds purchased:
1. By registered representatives or other employees (and their immediate family members) of broker/dealers, banks or other financial institutions having agreements with the Distributor.
2. By any director, officer or other employee (and their immediate family members) of The Western and Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.
3. By clients of any portfolio advisor who are referred to the Distributor by a portfolio advisor.
4. In accounts as to which a broker-dealer charges an asset management fee, provided the broker-dealer has an agreement with the Distributor.
5. As part of an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Fund

6. As part of an employee benefit plan which is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.
7. As part of certain promotional programs established by the Fund and/or Distributor.
8. By one or more members of a group of persons engaged in a common business, profession, civic or charitable endeavor or other activity and retirees and immediate family members of such persons pursuant to a marketing program between the Distributor and such group.
9. By banks, bank trust departments, savings and loan associations and federal and state credit unions.
10.  Through Processing Organizations described in the Prospectuses.

There is no initial sales charge on your purchase of shares in a Roth IRA or Roth Conversion IRA if (1) you purchase the shares with the proceeds of a redemption made within the previous 180 days from another mutual fund complex and (2) you paid an initial sales charge or a contingent deferred sales charge on your investment in the other mutual fund complex.

Immediate family members are defined as the spouse, parents, siblings, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

Exemptions must be qualified in advance by the Distributor. Your financial advisor should call the Distributor for more information.

PURCHASES BY AFFILIATES OF COUNTRYWIDE CREDIT INDUSTRIES, INC. If you (or anyone in your immediate family) are an employee, shareholder or customer of Countrywide Credit Industries, Inc. or any of its affiliated companies, you may open an account for $50. There are no minimum requirements for additional investments. Affiliates of Countrywide Credit Industries, Inc. may also purchase Class A shares of the Equity Fund, the Utility Fund, the Growth/Value Fund and the Aggressive Growth Fund at net asset value.

OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of a Fund made under the reinvestment privilege, purchases through exchanges and other purchases which qualify for a reduced sales load as described herein because such purchases require minimal sales effort by the Distributor. Purchases made at net asset value may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----

The Trust intends to qualify annually and to elect each Fund to be treated as a regulated investment company under the Code.

To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Each Fund shareholder will receive, if appropriate, various written notices at the end of the calendar year as to the federal income status of his dividends and distributions which were received from the Fund during the year. Shareholders should consult their tax advisors as to any


                                     - 60 -
state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from federal income taxation and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund. To the extent that the Fund earns taxable net investment income, the Fund intends to designate as taxable dividends the same percentage of each dividend as its taxable net investment income bears to its total net investment income earned. Therefore, the percentage of each dividend designated as taxable, if any, may vary.

FOREIGN TAXES. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each applicable Fund's assets to be invested in various countries will vary. If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, such as the corresponding Fund, which have invested in the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the corresponding Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OF SHARES. Any gain or loss realized by a shareholder upon the sale or other disposition of any shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

FOREIGN WITHHOLDING TAXES. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

OTHER TAXATION. Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

REDEMPTION IN KIND
------------------

Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the Investment Company Act of 1940 wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's net assets at the beginning of such period.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

From time to time, the Funds may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                P (1 + T)  = ERV
Where:

P   =  a hypothetical initial payment of $1,000
T   =  average annual total return
n   =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

THE AVERAGE ANNUAL TOTAL RETURNS OF THE FUNDS FOR THE PERIODS ENDED MARCH 31, 1999 ARE AS FOLLOWS:

Utility Fund (Class A)
----------------------
1 Year                                                      -8.60%
5 Years                                                     11.40%
Since inception (August 15, 1989)                           10.46%


Utility Fund (Class C)
----------------------
1 Year                                                      -5.92%
5 Years                                                     11.41%
Since inception (August 2, 1993)                             8.98%

Equity Fund (Class A)
---------------------
1 Year                                                       9.73%
5 Years                                                     19.34%
Since inception (August 2, 1993)                            16.35%

Equity Fund (Class C)
---------------------
1 Year                                                      13.03%
5 Years                                                     19.34%
Since inception (June 7, 1993)                              15.82%

Growth/Value Fund (Class A)
---------------------------
1 Year                                                      24.69%
Since inception (September 29, 1995)                        25.00%

Aggressive Growth Fund (Class A)
--------------------------------
1 Year                                                      10.85%
Since inception (September 29, 1995)                        17.46%

THE AVERAGE ANNUAL TOTAL RETURNS OF THE FUNDS FOR THE PERIODS ENDED DECEMBER 31, 1999 ARE AS FOLLOWS:

Emerging Growth Fund (Class A)
------------------------------
1 Year                                                      37.50%
5 Years                                                     20.40%
Since inception (October 3, 1994)                           20.00%

Emerging Growth Fund (Class C)
------------------------------
1 Year                                                      44.90%
Since inception (January 1, 1999)                           44.90%

International Equity Fund (Class A)
-----------------------------------
1 Year                                                      31.40%
5 Years                                                     16.40%
Since inception (October 3, 1994)                           13.60%

International Equity Fund (Class C)
-----------------------------------
1 Year                                                      38.40%
Since inception (January 1, 1999)                           38.40%

Value Plus Fund (Class A)
-------------------------
1 Year                                                       8.80%
Since inception (January 1, 1999)                            7.90%

Value Plus Fund (Class C)
-------------------------
1 Year                                                      14.20%
Since inception (January 1, 1999)                           14.20%

Each Fund may also advertise total return (a "non-standardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return.

The total returns of the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund as calculated in this manner for each of the last ten fiscal years (or since inception) are as follows:

                                                                        Growth/
                  Utility      Utility       Equity        Equity         Value     Aggressive
                   Fund         Fund          Fund          Fund          Fund        Growth
                  Class A      Class C       Class A       Class C       Class A       Fund
                  -------      -------       -------       -------       -------       ----
Period Ended
------------
March 31, 1990    + 5.37%(1)
March 31, 1991    + 9.23%
March 31, 1992    +11.84%
March 31, 1993    +20.64%
March 31, 1994    - 2.11%      - 5.21%(2)    - 2.63%(2)    - 2.91%(3)
March 31, 1995    + 3.68%      + 3.00%       + 8.07%       + 7.32%
March 31, 1996    +21.65%      +20.78%       +27.90%       +26.90%       +14.50%(4)    +8.40%(4)
March 31, 1997    + 5.61%      + 4.82%       +11.82%       +11.01%       +12.77%       +9.46%
March 31, 1998    +40.92%      +39.91%       +42.74%       +41.63%       +36.73%      +33.53%
March 31, 1999     -4.79%       -5.92%       +14.30%       +13.03%       +29.89%      +15.46%

(1)  From date of initial public offering on August 15, 1989
(2)  From date of initial public offering on August 2, 1993
(3)  From date of initial public offering on June 7, 1993
(4)  From date of initial public offering on September 29, 1995

The total returns of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund as calculated in this manner since inception are as follows:

                          Emerging Growth       International
                               Fund              Equity Fund          Value Plus Fund
                         Class A   Class C    Class A   Class C    Class A    Class C
December 31, 1994          2.72%(1)                     -8.80%(1)
December 31, 1995         22.56%                         5.29%
December 31, 1996         10.56%                        11.61%
December 31, 1997         32.20%                        15.57%
December 31, 1998          2.57%                        19.94%      4.29%(2)
December 31, 1999         45.85%    44.86%(3)  39.50%   38.44%(3)   15.51%    14.24%(3)

(1)  Class A shares began operations on October 3, 1994
(2)  Class A shares began operatons on May 1, 1998
(3)  Class C shares began operations on January 1, 1999

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales load or over periods other than those specified for average annual total return.

THE AVERAGE ANNUAL COMPOUNDED RATES OF RETURN FOR THE UTILITY FUND, THE EQUITY FUND, THE GROWTH/VALUE FUND AND THE AGGRESSIVE GROWTH FUND (EXCLUDING SALES LOADS) FOR THE PERIODS ENDED MARCH 31, 1999 ARE AS FOLLOWS:

Utility Fund (Class A)
----------------------
1 Year                                                       -4.79%
3 Years                                                     +12.32%
5 Years                                                     +12.32%
Since inception (August 15, 1989)                           +10.93%

Utility Fund (Class C)
----------------------
1 Year                                                       -5.92%
3 Years                                                     +11.33%
5 Years                                                     +11.41%
Since inception (August 2, 1993)                             +8.98%

Equity Fund (Class A)
---------------------
1 Year                                                      +14.30%
3 Years                                                     +22.19%
5 Years                                                     +20.32%
Since inception (August 2, 1993)                            +17.19%

Equity Fund (Class C)
---------------------
1 Year                                                      +13.03%
3 Years                                                     +21.13%
5 Years                                                     +19.34%
Since inception (June 7, 1993)                              +15.82%

Growth/Value Fund (Class A)
---------------------------
1 Year                                                      +29.89%
3 Years                                                     +25.69%
Since inception (September 29, 1995)                        +26.46%

Aggressive Growth Fund
----------------------
1 Year                                                      +15.46%
3 Years                                                     +19.06%
Since inception (September 29, 1995)                        +18.84%

THE AVERAGE ANNUAL COMPOUNDED RATES OF RETURN FOR THE EMERGING GROWTH FUND, THE INTERNATIONAL EQUITY FUND AND THE VALUE PLUS FUND (EXCLUDING SALES LOADS) FOR THE PERIODS ENDED DECEMBER 31, 1999 ARE AS FOLLOWS:

Emerging Growth Fund (Class A)
------------------------------
1 Year                                                      +45.85%
5 Years                                                     +21.80%
Since inception (October 3, 1994)                           +21.31%

Emerging Growth Fund (Class C)
------------------------------
1 Year                                                      +44.86%
Since inception (January 1, 1999)                           +44.86%

International Equity Fund (Class A)
-----------------------------------
1 Year                                                      +39.50%
5 Years                                                     +17.83%
Since inception (October 3, 1994)                           +14.90%

International Equity Fund (Class C)
-----------------------------------
1 Year                                                      +38.44%
Since inception (January 1, 1999)                           +38.44%

Value Plus Fund (Class A)
-------------------------
1 Year                                                      +15.51%
Since inception (May 1, 1998)                               +11.78%

Value Plus Fund (Class C)
-------------------------
1 Year                                                      +14.24%
Since inception (January 1, 1999)                           + 9.97%

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

From time to time, the Funds may advertise their yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                           Yield = 2[(a-b/cd +1)  -1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

Performance quotations are based on historical earnings and are not intended to indicate future performance. Average annual total return and yield are computed separately for Class A and Class C shares of the Funds. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding a Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare Fund performance to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads.

Morningstar,  Inc.,  an  independent  rating  service,  is the  publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars and ratings are effective for two weeks.

In addition, a Fund may also use comparative performance information of relevant indices, including the following:

The Dow Jones Industrial Average, which is a measurement of general market price movement for 30 widely held stocks.

The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement.

The S&P Utility Index is an unamnaged index consisting of three utility groups totaling 40 companies -21 electric power companies, 11 natural gas distributors and priplines and 8 telephone companies.

NASDAQ  Composite  Index is an  unmanaged  index of common  stocks of  companies
traded   over-the-counter  and  offered  through  the  National  Association  of
Securities Dealers Automated Quotations ("NASDAQ") system.

Russell 2000 Index is an umanaged index of small cap performance.

MSCI EAFE Index is a Morgan Stanley index that includes stocks traded on 16 exchanges in Europe, Australia and the Far East.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

As of April 7, 2000, Citizens Business Bank, Trustee FBO Countrywide Credit Industries, Inc., P.O. Box 671, Pasadena, California owned of record 30.1% of the outstanding Class A shares of the Equity Fund. Citizens Business Bank, Trustee FBO Countrywide Credit Industries, Inc. may be deemed to control the Class A shares of the Equity Fund by virtue of the fact that it owned of record more than 25% of the outstanding shares of the class as of such date. As of April 7, 2000, Charles Schwab & Co., Inc. Mutual Funds Special Custody Account for the Exclusive Benefit of Its Customers, 101 Montgomery Street, San Francisco, California owned of record 27.6% of the outstanding shares of the Growth/Value Fund and 25.9% of the outstanding shares of the Aggressive Growth Fund. Charles Schwab & Co., Inc. may be deemed to control the Growth/Value Fund and the Aggressive Growth Fund by virtue of the fact that it owned of record more than 25% of the outstanding shares of each Fund as of such date.

As of April 7, 2000, Band & Co. c/o Firstar Bank, P.O. Box 1787, Milwaukee, Wisconson owned of record 8.5% of the outstanding shares of the Growth/Value Fund and 5.1% of the outstanding shares of the Aggressive Growth Fund; Scudder Trust Company FBO Countrywide Credit Industries, Inc. Tax Deferred Savings and Supplemental Investment Plan-Attention Asset Reconciliation, P.O. Box 910208, San Diego, California owned of record 8.0% of the outstanding shares of the Growth/Value Fund and 21.8% of the outstanding shares of the Aggressive Growth Fund; Merrill Lynch, Pierce, Fenner & Smith Incorporated, For the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Jacksonville, Florida owned of record 5.8% of the outstanding Class A shares and 25.0% of the outstanding Class C shares of the Utility Fund; Harold and Nancy Bergman, 2045 Lost Dauphin Road, De Pere, Wisconsin owned of record 5.3% of the outstanding Class C shares of the Utility Fund; Amalgamated Bank of New York, TWU-NYC PVT BL Pension Fund, Amivest Corp. DIM, P.O. Box 370, New York, New York owned of record 11.6% of the outstanding Class A shares of the Equity Fund, 6.0% of the outstanding Class A shares of the Growth/Value Fund and 11.7% of the outstanding shares of the Aggressive Growth Fund; and Clifford G. Neill Trust/Clifford G. Neill, DDS P.C. Profit Sharing Plan, 307 S. University, Carbondale, Illinois owned of record 10.5% of the outstanding Class C shares of the Equity Fund.

As of April 18, 2000, Western-Southern Life Assurance Company, 400 Broadway, Cincinnati, Ohio owned of record 26.0% of the outstanding Class A shares of the Emerging Growth Fund, 65.7% of the outstanding Class C shares of the Emerging Growth Fund, 55.8% of the outstanding Class A shares of the International Equity Fund, 77.2% of the outstanding Class C shares of the International Equity Fund, 94.4% of the outstanding Class A shares of the Value Plus Fund and 48.8% of the outstanding Class C shares of the Value Plus Fund. The Western-Southern Life Assurance Company may be deemed to control the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund by virtue of the fact that it owned of record more than 25% of the outstanding shares of each Fund as of such date.

As of April 18, 2000. Highlands Company of Delaware, c/o Karen L. Clark, Smith Pought Bunker & Hume PC, 2301 Mitchell Park Drive, Petoskey, Michigan owned of record 11.1% of the outstanding Class A shares of the Emerging Growth Fund, The Fifth Third Bank, Agent for the Columbus Life Insurance Agents Non-Qualified Deferred Compensation Plan, P.O. Box 630074, Cincinnati, Ohio owned of record 5.7% of the outstanding Class A shares of the Emerging Growth Fund and 5.7% of the outstanding Class A shares of the International Equity Fund and NFSC FEBO #TRG-011630, NFSC/FMTC IRA Rollover, FBO Richard Gum, 210 Gullard, Ocean City, New Jersey owned of record 23.4% of the outstanding Class C shares of the Value Plus Fund.

As of April 7, 2000, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

CUSTODIANS
----------

Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts is the Custodian for the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund. The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, is the Custodian for the Utility Fund, the Equity Fund and the Enhanced 30 Fund. Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio is the Custodian for the Growth/Value and the Aggressive Growth Fund. Each Custodian acts as a Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, the Custodians receive from the Funds a base fee equal to a percentage of that Fund's net assets plus a charge for each security transaction, subject to a minimum annual fee.

AUDITORS
--------

The firm of Ernst & Young LLP has been selected as independent auditors for the Utility Fund, the Equity Fund, the Growth/Value Fund, the Aggressive Growth Fund and the Enhanced 30 Fund for its fiscal year ending March 31, 2000. Ernst & Young LLP has also been selected as independent auditors for the Emerging Growth Fund, the International Equity Fund and the

Value Plus Fund for its fiscal year ending December 31, 2000. Ernst & Young LLP will perform an annual audit of the Trust's financial statements and advise the Trust as to certain accounting matters.

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENTS
----------------------------------------------

TRANSFER AGENT. The Trust's transfer agent, Integrated Fund Services, Inc. ("IFS"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. IFS is an affiliate of the Advisor by reason of common ownership. IFS receives a fee for its services as transfer agent payable monthly at an annual rate of $17 per account from each Fund; provided, however, that the minimum fee is $1,000 per month for each class of shares of a Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

ACCOUNTING AND PRICING AGENT. Investors Bank & Trust Company provides accounting and pricing services to the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund. IFS provides accounting and pricing services to the Enhanced 30 Fund, the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund. These services include calculating daily net asset value per share and maintaining all necessary books and records for the Funds. IFS receives an accounting and pricing fee from each of the Enhanced 30 Fund, the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund in accordance with the following schedule:

               Asset Size of Fund                  Monthly Fee
          -----------------------------            -----------
          $            0 - $ 50,000,000               $3,000
              50,000,000 -  100,000,000                3,500
             100,000,000 -  200,000,000                4,000
             200,000,000 -  300,000,000                4,500
                    Over    300,000,000                5,500*

* Subject to an additional fee of .001% of average daily net assets in excess of $300 million. In addition, the Funds pay all costs of external pricing services.

ADMINISTRATIVE AGENT. Investors Bank & Trust Company provides administrative services to the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund. IFS provides administrative services to the Enhanced 30 Fund, the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund. These administrative services include supplying non-investment related statistical and research data, internal regulatory compliance services, executive and administrative services, supervising the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of administrative services, IFS receives a fee from the Advisor. The Advisor is solely responsible for the payment of these administrative fees and IFS has agreed to seek payment of these fees solely from the Advisor.

SERVICE FEES PAID BY THE EMERGING GROWTH FUND, THE INTERNATIONAL EQUITY FUND AND THE VALUE PLUS FUND. Set forth below are the custody, administration and fund accounting fees paid during the fiscal periods ended December 31:

                                    1999          1998          1997
Emerging Growth Fund(1)           $ 87,024      $ 24,725      $ 15,324
International Equity Fund(2)      $168,151      $ 30,559      $ 16,990
Value Plus Fund(3)                $ 89,091      $ 16,667            --

ANNUAL REPORT
-------------

The financial statements as of December 31, 1999 for the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund appear in the annual report for Touchstone Series Trust which is attached to this Statement of Additional Information. Such financial statements were audited by Ernst & Young LLP. The annual report also contains information on the Income
Opportunity Fund, the Balanced Fund and the Standby Income Fund which have terminated operations. The annual report also contains information about the Growth & Income Fund which merged into the Value Plus Fund and information about the Bond Fund which reorganized as a series of Touchstone Investment Trust.

The financial statements as of March 31, 1999 for the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund appear in the Trust's annual report which is attached to this Statement of Additional Information. The Trust's annual report was audited by Arthur Andersen LLP. The financial statements as of September 30, 1999 for the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund appear in the Trust's semiannual report which was unaudited.

o Emerging Growth

o International Equity                                         Annual Report

o Income Opportunity                                           December 31, 1999

o Value Plus

o Growth & Income

o Balanced

o Bond

o Standby Income

                                   TOUCHSTONE
                                     FAMILY
                                       OF
                                      FUNDS

Annual Report
December 31, 1999

o Emerging Growth
o International Equity
o Income Opportunity
o Value Plus
o Growth & Income
o Balanced
o Bond
o Standby Income

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE EMERGING GROWTH FUND

During the annual period ended December 31, 1999, several factors affected the Touchstone Emerging Growth Fund. After experiencing a difficult period during the third quarter of 1999, the equity markets surged in the fourth quarter to finish the year very strongly. In fact, small cap stocks led the surge, increasing their value by 18% (as measured by the Russell 2000 Index) during the fourth quarter, eclipsing the performance of large cap stocks (as measured by the S&P 500 Index) which were up 15%. Indeed, 1999 marked the first full calendar year that the Russell 2000, the benchmark of the Emerging Growth Fund, outperformed the S&P 500 since 1993, albeit by a very narrow margin (21.3% for the Russell 2000 versus 21.0% for the S&P 500). The Emerging Growth Fund had a 37.5% return in 1999.

As the growth-style manager of the Touchstone Emerging Growth Fund, Westfield Capital Management found that good stock selection and an overweight position in technology, telecommunications and select health care stocks drove performance in 1999. The growth-style portion of the portfolio was underweight in the consumer and financial sectors as many companies in those sectors did not meet the Westfield's minimum earnings growth criteria.

Though the strict valuation discipline eliminated the traditional internet and dot.com companies, the portfolio invested heavily in internet infrastructure stocks. Westfield views business-to-business e-commerce as an attractive sector with outstanding growth prospects. Traditional businesses are developing e-business models and Westfield invested in chip, software, telecommunication and wireless stocks to take advantage of this major shift. In health care, Westfield focused on a select group of outstanding companies in medical devices, biotechnology and genomics.

The value-style manager of the Fund, David L. Babson & Company, reported that 1999 was a very difficult year for those small cap managers with a value discipline. For all of 1999, the Russell 2000 Growth Index was up a very impressive 43%, while the Russell 2000 Value Index was down nearly 2% -- the widest differential in performance ever.

The Value portion of the Touchstone Emerging Growth Fund was hurt by increased weightings in the Materials & Processing and Financial Services sectors - two of the worst performing sectors in the Russell 2000, due to investors' concerns of rising interest rates.

Nevertheless, the Fund did benefit from several investments that delivered strong performance during the year. CommScope, the global leader in manufacturing coaxial cable, saw its stock increase 150% during 1999, and nearly four-fold from our original investment a couple of years ago due to excitement surrounding increased spending by AT&T and other cable companies to upgrade their cable services. Nabors Industries, the leading operator of oil rigs in North America, saw its stock increase 129% during the year due to increased drilling activity by its customers seeking to capitalize on the recent improvements in oil prices. Finally, Scitex, a leading maker of printing equipment, saw its stock increase 43% during the second half of 1999 (+24% for the full year), as the gradual global economic recovery is encouraging the company's overseas customers to begin ordering new equipment again.

While 1999 was a challenging year for the value side of the small cap market, the Touchstone Emerging Growth Fund delivered superior results, demonstrating once again the benefits of having both a value and growth discipline in one fund. Babson and Westfield look forward to continuing to deliver strong performance.

4

  EMERGING GROWTH FUND

GROWTH OF A $10,000 INVESTMENT - Class A Shares

                    Touchstone
                    Emerging              Russell 2000
                    Growth                Index                 CDA/Wiesenberger
                    Fund A                (Major Index)         Small Cap - MF
--------------------------------------------------------------------------------
9/94                9425                  10000                 10000
12/94               9681                  9813                  9950
3/95                10093                 10265                 10512
6/95                10735                 11227                 11450
9/95                11733                 12336                 12785
12/95               11865                 12603                 13072
3/96                12391                 13246                 13917
6/96                12947                 13909                 15025
9/96                12599                 13956                 15319
12/96               13119                 14682                 15758
3/97                12585                 13923                 14745
6/97                14811                 16180                 17262
9/97                17253                 18588                 20184
12/97               17343                 17965                 19162
3/98                18946                 19772                 21254
6/98                18232                 18850                 20421
9/98                14714                 15053                 16072
12/98               17803                 17508                 19081
3/99                17285                 16558                 17905
6/99                20485                 19132                 20706
9/99                20471                 17923                 20121
12/99               25966                 21172                 24981

Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
37.5%             20.4%                 20.0%


Cumulative Total Return

Since Inception
10/3/94
159.7%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.


GROWTH OF A $10,000 INVESTMENT - Class C Shares

                Touchstone
                Emerging               Russell 2000
                Growth                 Index                   CDA/Wiesenberger
                Fund C                 (Major Index)           Small Cap - MF
--------------------------------------------------------------------------------
1/99            10000                  10000                   10000
3/99            9701                   9457                    9384
6/99            11472                  10928                   10852
9/99            11442                  10237                   10545
12/99           14486                  12093                   13092


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
44.9%             44.9%

Cumulative Total Return

Since Inception
1/1/99
44.9%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

5

  EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1999

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 97.2%
  AUTOMOTIVE - 0.5%
    9,700  Exide                            $    80,631
--------------------------------------------------------
  BANKING - 1.3%
    6,000  Dime Bancorp                          90,750
    6,200  Golden State Bancorp*                106,950
--------------------------------------------------------
                                                197,700
--------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 1.5%
   14,400  DiMon                                 46,800
    5,200  Ralcorp Holdings*                    103,675
   12,100  Vlasic Foods International*           68,819
--------------------------------------------------------
                                                219,294
--------------------------------------------------------
  BUILDING MATERIALS - 1.6%
   12,100  Dal-Tile International*              122,513
    2,600  Martin Marietta Materials            106,600
--------------------------------------------------------
                                                229,113
--------------------------------------------------------
  COMMERCIAL SERVICES - 18.1%
    9,700  Administaff *                        293,425
   10,800  Applied Analytical Industries*        98,550
    4,700  A.C. Nielson*                        115,738
    6,000  Career Education*                    230,250
    3,900  CDI*                                  94,088
    8,000  DeVry*                               149,000
    8,850  Diamond Technology Partners*         760,541
    4,500  Forrester Research*                  309,938
    2,400  PerkinElmer                          100,050
    9,700  Safety-Kleen*                        109,731
   12,000  Stericycle*                          225,750
    8,100  Unova*                               105,300
    5,400  Wallace Computer Services             89,775
--------------------------------------------------------
                                              2,682,136
--------------------------------------------------------
  COMMUNICATIONS - 12.2%
   11,600  Advanced Fibre Communications*       518,375
    8,000  AudioCodes*                          736,000
    3,200  Ditech Communications*               299,200
    4,000  Powerwave Technologies*              233,500
--------------------------------------------------------
                                              1,787,075
--------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 11.7%
    8,500  CBT Group, ADR*                      284,750
   11,200  Mail.com*                            210,000
   12,600  Natural MicroSystems*                589,838
   10,300  Perot Systems, Class A*              195,700
    4,300  Policy Management System*            109,919
    9,000  Scientific Learning*                 328,500
--------------------------------------------------------
                                              1,718,707
--------------------------------------------------------
  COMPUTERS & INFORMATION - 1.4%
    5,400  Gerber Scientific                    118,463
    5,600  Scitex*                               81,550
--------------------------------------------------------
                                                200,013
--------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.0%
    9,100  Magnetek*                             69,956
    4,000  Ucar International*                   71,250
--------------------------------------------------------
                                                141,206
--------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  ELECTRONICS - 1.1%
    4,100  Dionex*                          $   168,869
--------------------------------------------------------
  ENTERTAINMENT & LEISURE - 2.2%
    7,000  Cinar, Class B*                      171,500
    4,350  SFX Entertainment, Class A*          157,416
--------------------------------------------------------
                                                328,916
--------------------------------------------------------
  FINANCIAL SERVICES - 1.2%
   10,200  First Sierra Financial*              174,675
--------------------------------------------------------
  FOOD RETAILERS - 0.7%
    7,000  Pantry (The)*                         98,875
--------------------------------------------------------
  HEALTH CARE PROVIDERS - 1.4%
    5,000  Syncor International*                145,625
    9,800  Total Renal Care Holdings*            65,538
--------------------------------------------------------
                                                211,163
--------------------------------------------------------
  HEAVY CONSTRUCTION - 0.6%
    9,300  Foster Wheeler                        82,538
--------------------------------------------------------
  HEAVY MACHINERY - 2.7%
    8,900  Helix Technology                     398,831
--------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.2%
    2,000  LA-Z-Boy Chair                        33,625
--------------------------------------------------------
  HOUSEHOLD PRODUCTS - 0.6%
    3,300  Snap-on                               87,656
--------------------------------------------------------
  INSURANCE - 1.6%
    8,800  HCC Insurance Holdings               116,050
    3,400  HSB Group                            114,963
--------------------------------------------------------
                                                231,013
--------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 6.6%
    8,000  American Tower Systems, Class A*     244,500
    2,800  Central Newspapers, Class A          110,250
    8,400  Hollinger International              108,675
   13,500  Information Holdings*                392,344
    3,600  Lee Enterprises                      114,975
--------------------------------------------------------
                                                970,744
--------------------------------------------------------
  MEDICAL SUPPLIES - 4.2%
    3,200  Arthocare*                           195,200
    5,500  Novoste*                              90,750
    3,000  Roper Industries                     113,438
    9,600  Varian*                              216,000
--------------------------------------------------------
                                                615,388
--------------------------------------------------------
  METALS - 2.0%
    4,100  Belden                                86,100
    3,400  Harsco                               107,950
    5,500  Ryerson Tull                         106,906
--------------------------------------------------------
                                                300,956
--------------------------------------------------------
  OIL & GAS - 7.0%
    2,700  Equitable Resources                   90,113
    3,306  Friede Goldman Halter*                22,935
    6,900  Hanover Compressor*                  260,475
    7,100  Helmerich & Payne                    154,869
    3,700  Nabors Industries*                   114,469
   15,400  Santa Fe Snyder*                     123,200
    9,500  Stolt Comex Seaway*                  105,094
   22,400  Energy Services*                     151,200
--------------------------------------------------------
                                              1,022,355
--------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

6

  EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS CONTINUED


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - CONTINUED
  PHARMACEUTICALS - 9.1%
    6,200  Albany Molecular Research*       $   189,100
   10,200  ILEX Oncology*                       246,075
    4,000  Millennium Pharmaceuticals*          488,000
   11,200  Taro Pharmaceutical Industries*      162,400
   13,300  Titan Pharmaceuticals*               252,700
--------------------------------------------------------
                                              1,338,275
--------------------------------------------------------
  REAL ESTATE - 0.6%
    4,000  Prentiss Properties Trust, REIT       84,000
--------------------------------------------------------
  RETAILERS - 3.0%
    7,300  Enesco Group                          80,756
   10,000  Tweeter Home Entertainment Group*    355,000
--------------------------------------------------------
                                                435,756
--------------------------------------------------------
  TEXTILES, CLOTHING & FABRICS - 1.7%
    5,439  Albany International                  84,299
   10,000  Stride Rite                           65,000
    8,200  Unifi*                               100,963
--------------------------------------------------------
                                                250,262
--------------------------------------------------------
  TRANSPORTATION - 1.4%
    9,400  Fritz Companies*                      98,700
    6,400  Yellow*                              107,600
--------------------------------------------------------
                                                206,300
--------------------------------------------------------
TOTAL COMMON STOCKS
(COST $10,753,698)                          $14,296,072
--------------------------------------------------------



                                                 Value
   Shares                                      (Note 1)

WARRANTS - 0.0%
  BANKING - 0.0%
    2,200  Golden State Bancorp*            $     1,925
--------------------------------------------------------
TOTAL WARRANTS
(COST $9,438)                               $     1,925
--------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 97.2%
(COST $10,763,136) (A)                      $14,297,997
CASH AND OTHER ASSETS
NET OF LIABILITIES -  2.8%                      409,704
--------------------------------------------------------
NET ASSETS - 100.0%                         $14,707,701
--------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $10,764,988 resulting in gross unrealized appreciation and depreciation of $4,889,804 and $1,356,795, respectively, and net unrealized appreciation of $3,533,009.
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

7

  INTERNATIONAL EQUITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE INTERNATIONAL EQUITY FUND

The Touchstone International Equity Fund portfolio finished the year well ahead of its benchmark, the MSCI EAFE Index. While the MSCI EAFE Index ended 1999 with a 27.3% return, the International Equity Fund had a 31.4% return. According to the manager of the Touchstone International Equity Fund, Credit Suisse Asset Management, performance lagged in the first quarter because the Fund was underweight in Japan and the manager was too defensive in investing in European and Japanese stocks. Performance was strong in the second half of the year due to the positive impact of regional allocations and stock selections.

In Japan, the economic recovery appeared to gather momentum in the second half of 1999 and corporate restructuring activity remained strong. During this period, Credit Suisse moved from a benchmark neutral weight to overweight. The most prominent Japanese sector overweights were in consumer finance and telecommunications as well as an exposure to smaller companies in consumer and technology related businesses. These decisions helped performance.

In Continental Europe, Credit Suisse moved from a slight underweight to an over weight position during the fourth quarter in the midst of a favorable economic environment, strong mergers and acquisition activity and a benign inflation outlook. The Fund's overweights in Finland and France proved especially beneficial due to large holdings in technology/telecommunications names like Nokia and ST Microelectronics.

Elsewhere, regional allocations and stock selection also boosted performance. The Fund was underweight in the U.K. because Credit Suisse believed there was a likelihood of further rate increases by the Bank of England. This underweight had a positive impact on performance as did stock selection in the U.K. which emphasized companies such as GEC Marconi, an old defense company in the process of reinventing itself as a telecommunications equipment manufacturer, and BP Amoco, the global oil and gas giant.

Finally, the Fund's modest allocation to the Emerging Markets also had a positive impact on performance; particularly in Brazil, Mexico, Korea, and Taiwan -- those countries poised to benefit most from a pick-up in global growth and rebound in commodity prices.

8

  INTERNATIONAL EQUITY FUND

GROWTH OF A $10,000 INVESTMENT - Class A Shares

                 Touchstone                  MSCI               CDA/Wiesenberger
                 International               EAFE               Non-US
                 Equity Fund A               Index              Equity - MF
--------------------------------------------------------------------------------
9/94             9425                        10000              10000
12/94            8596                        9905               9452
3/95             8256                        10097              9153
6/95             8615                        10178              9585
9/95             9001                        10611              10007
12/95            9050                        11049              10114
3/96             9598                        11377              10648
6/96             9806                        11565              11047
9/96             9731                        11559              10952
12/96            10101                       11752              11317
3/97             10253                       11576              11455
6/97             11479                       13087              12691
9/97             12011                       13003              12549
12/97            11674                       11994              11089
3/98             13638                       13767              12443
6/98             14375                       13923              11847
9/98             12411                       11952              10061
12/98            14002                       14432              11763
3/99             13763                       14643              12085
6/99             14241                       15025              13358
9/99             15088                       15695              13705
12/99            19532                       18372              17396


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
31.4%             16.4%                 13.6%


Cumulative Total Return

Since Inception
10/3/94
95.3%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

GROWTH OF A $10,000 INVESTMENT - Class C Shares

               Touchstone              MSCI                   CDA/Wiesenberger
               International           EAFE                   Non-US
               Equity Fund A           Index                  Equity - MF
------------------------------------------------------------------------------
1/99           10000                   10000                  10000
3/99           9808                    10146                  10273
6/99           10136                   10411                  11355
9/99           10711                   10875                  11651
12/99          13844                   12730                  14788


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
38.4%             38.4%


Cumulative Total Return

Since Inception
1/1/99
38.4%


Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

9

  INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1999



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 98.2%
  AUSTRALIA - 0.0%
       60  Southcorp                        $       211
-------------------------------------------------------
  BRAZIL - 1.6%
    1,700  Petroleo Brasileiro, ADR              43,602
    1,584  Telecomunicacoes Brasileiras
           (Telebras), ADR                      203,544
-------------------------------------------------------
                                                247,146
-------------------------------------------------------
  CHINA - 0.3%
      525  China Steel, 144A, ADR                 7,770
    4,400  China Telecom*                        27,509
      100  China Telecom, ADR*                   12,856
-------------------------------------------------------
                                                 48,135
-------------------------------------------------------
  FINLAND - 3.8%
    2,545  Nokia Oyj                            461,834
    3,113  UPM-Kymmene                          125,535
-------------------------------------------------------
                                                587,369
-------------------------------------------------------
  FRANCE - 13.4%
    1,037  Alcatel Alsthom                      238,363
    2,439  Alstom                                81,389
        5  Aventis                                  291
    1,216  AXA                                  169,666
    2,412  Banque Nationale de Paris            222,740
    1,089  Carrefour Supermarche                201,021
    3,651  Credit Lyonnais*                     167,106
      573  Groupe Danone                        135,175
      661  Pinault-Printemps-Redoute            174,593
    2,458  Renault                              118,599
    1,800  Scor                                  79,483
    2,202  Total Fina, Class B                  294,143
    2,125  Vivendi                              192,059
-------------------------------------------------------
                                              2,074,628
-------------------------------------------------------
  GERMANY - 11.1%
      504  Allianz Holdings                     169,454
    2,244  BASF                                 115,377
    3,611  Deutsche Bank                        305,250
    1,667  Dresdner Bank                         90,500
    1,767  Mannesmann                           426,646
      569  Muenchener
           Rueckversicherungs-Gasellschaft      144,442
    2,364  Preussag                             131,795
      213  SAP                                  104,147
    1,154  Siemens                              146,938
    1,791  Veba                                  87,120
-------------------------------------------------------
                                              1,721,669
-------------------------------------------------------
  GREAT BRITAIN - 9.5%
   22,984  BP Amoco                             231,661
    4,566  British Aerospace                     30,014
    5,990  British Telecommunications           143,351
    5,113  Glaxo Wellcome                       145,011
   11,460  J Sainsbury                           65,707
   17,600  Legal & General Group                 47,936
    8,880  Lloyds TSB Group                     110,291
   10,650  Marconi                              188,942
    4,330  Peninsular and Oriental
           Steam Navigation                      72,206
    4,020  Reuters Group                         55,837


                                                 Value
   Shares                                      (Note 1)

  GREAT BRITAIN - CONTINUED
    7,100  Shell Transport & Trading        $    59,200
   11,013  SmithKline Beecham                   140,340
    2,238  South African Breweries               22,780
        1  Unilever                                   7
   33,740  Vodafone Group                       166,222
-------------------------------------------------------
                                              1,479,505
-------------------------------------------------------
  GREECE - 0.2%
      141  Alpha Credit Bank                     11,050
      140  Intracom                               6,414
      600  National Bank of Greece, GDR           8,438
-------------------------------------------------------
                                                 25,902
-------------------------------------------------------
  HONG KONG - 0.0%
       53  Hang Seng Bank                           605
-------------------------------------------------------
  INDIA - 0.4%
      700  Larsen & Toubro, GDR                  23,275
    1,400  State Bank of India, GDR              14,461
    1,000  Videsh Sanchar Nigam, GDR             20,785
-------------------------------------------------------
                                                 58,521
-------------------------------------------------------
  ITALY - 4.0%
    4,233  Assicurazione Generali               140,571
    7,610  Concessioni e Costruzioni
           Autostrade*                           51,801
   21,403  ENI                                  117,446
    7,503  Istituto Bancario
           San Paolo di Torino                  101,768
   23,500  Istituto Nazionale
           delle Assicurazioni                   62,593
   39,197  Tecnost*                             147,871
-------------------------------------------------------
                                                622,050
-------------------------------------------------------
  JAPAN - 34.1%
      300  Advantest                             79,233
    2,000  Alps Electric                         30,500
    6,600  Bank of Tokyo                         91,934
    1,000  Bridgestone                           22,009
    1,000  Canon                                 39,714
    4,000  Daikin Industries                     54,387
    6,000  Daiwa Securities                      93,847
      200  Don Quijote                           31,302
    1,200  Fanuc                                152,714
   10,000  Fuji Bank Limited (The)               97,134
      620  Fuji Soft ABC                         48,518
        4  Fuji Television Network               54,778
    1,000  Fujisawa Pharmaceutical               24,259
    2,000  Fujitsu                               91,167
    4,000  Fukuyama Transporting                 28,759
    3,600  Hitachi Credit                        73,071
    1,000  Hitachi Maxell                        29,443
    3,000  House Foods                           45,486
    3,000  Industrial Bank of Japan              28,905
    1,400  ITO Yokado                           152,010
    3,000  Kaneka                                38,355
    2,000  Kao                                   57,028
    1,000  Kirin Brewery                         10,516
   20,000  Kubota                                76,494
    1,600  Kyocera                              414,751
    3,000  Matsushita Electric                   83,048
    3,000  Minebea                               51,443


The accompanying notes are an integral part of the financial statements.

10

  INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS CONTINUED



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - CONTINUED
  JAPAN - CONTINUED
    7,000  Mitsubishi                       $    54,025
    8,900  Mitsui Chemicals                      71,649
    1,000  Mitsumi Electric                      31,302
    2,000  Mori Seiki                            26,802
    3,000  NEC                                   71,457
      100  NIDEC                                 29,248
    3,000  Nikko Securities Co. (The)            37,944
      500  Nintendo                              82,314
    3,000  Nippon Meat Packers                   38,883
       17  Nippon Telegraph & Telephone         291,010
    3,000  Nomura Securities                     54,143
        4  NTT Data                              91,950
        2  NTT Mobile Communication
           Network                               76,885
      700  Orix                                 157,625
      300  Rohm Company                         123,251
   17,000  Sakura Bank                           98,445
    5,000  Sanwa Bank (The)                      60,794
    1,000  Secom                                110,046
    4,000  Sekisui House                         35,410
    1,000  Seven-Eleven Japan                   158,466
    2,000  Sharp                                 51,159
    2,000  Shin-Etsu Chemical                    86,080
       73  Softbank                              69,837
      875  Sony                                 259,342
    3,000  Sumitomo Bank                         41,054
    8,000  Sumitomo Chemical                     37,562
    4,000  Sumitomo Marine & Fire
           Insurance Co. (The)                   24,650
    7,000  Sumitomo Realty & Development         23,281
   10,000  Sumitomo Trust & Banking              67,495
    1,000  Taisho Pharmaceutical                 29,346
    1,000  Taiyo Yuden                           59,278
    1,000  Takeda Chemical Industries            49,398
      500  TDK                                   69,011
    4,000  Tokyo Broadcasting System            135,381
    1,000  Tokyo Electron                       136,946
    2,000  Tostem                                35,899
    5,000  Toyota Motor                         242,101
      500  WORLD                                 61,137
    1,000  Yamanouchi Pharmaceutical             34,921
    2,000  Yamato Transport                      77,472
-------------------------------------------------------
                                              5,293,804
-------------------------------------------------------
  MEXICO - 0.9%
      830  Cemex SA de CV, ADR*                  23,136
      400  Grupo Televisa, GDR*                  27,300
      850  Telefonos de Mexico, Class L, ADR     95,625
-------------------------------------------------------
                                                146,061
-------------------------------------------------------
  NETHERLANDS - 7.3%
    1,821  Akzo Nobel                            91,425
    1,402  Equant*                              159,293
    2,595  Fortis                                93,527
    2,950  ING Groep                            178,264


                                                 Value
   Shares                                      (Note 1)

  NETHERLANDS - CONTINUED
    1,684  Koninklijke (Royal)
           Philips Electronics              $   229,193
    1,928  STMicroelectronics                   296,999
    1,580  Verenigde Nederlandse                 83,116
-------------------------------------------------------
                                              1,131,817
-------------------------------------------------------
  PORTUGAL - 1.2%
   16,560  Portugal Telecom                     181,808
      134  PT Multimedia - Servicos de
           Telecomunicaceous e Multimedia
           SGPS*                                  7,629
-------------------------------------------------------
                                                189,437
-------------------------------------------------------
  SOUTH AFRICA - 0.1%
    4,200  Standard Bank Investment Corp.        17,449
-------------------------------------------------------
  SOUTH KOREA - 0.8%
    2,100  Korea Electric Power, ADR             35,175
      700  Korea Telecom, ADR                    52,325
      657  Pohang Iron & Steel                   22,995
       74  Samsung Electronics, 144A, GDR         9,047
-------------------------------------------------------
                                                119,542
-------------------------------------------------------
  SPAIN - 3.2%
   11,070  Banco Santander Central Hispano      125,441
   14,554  Telefonica                           363,881
-------------------------------------------------------
                                                489,322
-------------------------------------------------------
  SWEDEN - 1.4%
    2,486  Ericsson                             160,113
    2,048  Skandia Forsakrings                   61,973
-------------------------------------------------------
                                                222,086
-------------------------------------------------------
  SWITZERLAND - 4.3%
      873  ABB                                  106,828
       88  Novartis                             129,277
       14  Roche Holding                        166,258
      518  Union Bank of Switzerland            139,956
      223  Zurich Allied                        127,228
-------------------------------------------------------
                                                669,547
-------------------------------------------------------
  TAIWAN - 0.6%
    2,164  Taiwan Semiconductor
           Manufacturing, ADR                    97,380
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $11,645,725)                          $15,242,186
-------------------------------------------------------
INVESTMENT TRUST - 0.2%
  TAIWAN - 0.2%
      190  Morgan Stanley Taiwan OPALS,
           Series B, 144A (b)                    27,509
-------------------------------------------------------
TOTAL INVESTMENT TRUST
(COST $23,708)                              $    27,509
-------------------------------------------------------
PREFERRED STOCKS - 0.8%
  GERMANY - 0.8%
      202  SAP                                  121,780
-------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $84,148)                              $   121,780
-------------------------------------------------------
WARRANTS - 0.0%
  FRANCE - 0.0%
      390  Banque Nationale de Paris              1,801
-------------------------------------------------------
TOTAL WARRANTS (COST $0)                    $     1,801
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

11

  INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS CONTINUED



  Principal                Interest Maturity     Value
   Amount                    Rate     Date     (Note 1)

CORPORATE BONDS - 0.0%
  GREAT BRITAIN - 0.0%
$   1,442  British Aerospace 7.45% 11/30/03 $        23
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $32)                                  $        23
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 99.2%
(COST $11,753,613) (A)                      $15,393,299
CASH AND OTHER ASSETS
NET OF LIABILITIES -  0.8%                      124,868
-------------------------------------------------------
NET ASSETS - 100.0%                         $15,518,167
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $11,837,296, resulting in gross unrealized appreciation and depreciation of $3,925,294 and $369,291, respectively, and net unrealized appreciation of $3,556,003.
(b)  Board valued security
144A - Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $44,326, or 0.3% of net assets.
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
OPALS - Optimised Portfolios As Listed Securities


Industry sector diversification of the International Equity Fund's investments as a percentage of net assets as of December 31, 1999 was as follows:

  Industry                                       Percentage
   Sector                                        Net Assets

Banking                                              12.77%
Communications                                        9.60%
Electronics                                           8.58%
Telephone Systems                                     8.31%
Electrical Equipment                                  7.88%
Insurance                                             5.41%
Heavy Machinery                                       5.14%
Oil & Gas                                             4.81%
Pharmaceuticals                                       4.63%
Retailers                                             4.62%
Commercial Services                                   4.45%
Financial Services                                    3.60%
Chemicals                                             3.35%
Computer Software & Processing                        2.46%
Transportation                                        2.33%
Automotive                                            2.32%
Media - Broadcasting & Publishing                     1.94%
Beverages, Food & Tobacco                             1.63%
Multiple Utilities                                    1.47%
Forest Products & Paper                               0.81%
Entertainment & Leisure                               0.53%
Metals                                                0.43%
Food Retailers                                        0.42%
Textiles, Clothing & Fabrics                          0.39%
Construction                                          0.23%
Electric Utilities                                    0.23%
Aerospace & Defense                                   0.19%
Computers & Information                               0.19%
Miscellaneous                                         0.18%
Real Estate                                           0.15%
Building Materials                                    0.15%
Containers & Packaging                                0.00%
Other assets in excess of liabilities                 0.80%
-----------------------------------------------------------
                                                    100.00%
-----------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

12

  INCOME OPPORTUNITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE INCOME OPPORTUNITY FUND

For the twelve months ended December 31, 1999, the Touchstone Income Opportunity Fund underperformed the index. The Fund's benchmark was the Lehman Brothers Corporate Bond Index, which produced a return of (2.1%). The Income Opportunity Fund had a (3.6%) return in 1999.

Emerging assets, however, closed the year on a very strong note with the JP Morgan Emerging Market Bond Plus Mutual Fund Index returning 5.41% in December, bringing the year-to-date gain to 25.97%. At the end of the year, the emerging market percentage was 40% of the Fund. The manager of the Touchstone Income Opportunity Fund, Alliance Capital Management, moved the emphasis of the portfolio in 1999 from corporate assets to sovereign debt because they believe that sovereign debt will outperform corporate debt due to its greater liquidity. During the second half of the year, Alliance increased the weighting in Russia by about 1.25%, which proved to be positive for the Fund. Russian debt was the outperforming asset for both the month of December and the year, returning 14.84% and 165.70% respectively. The Income Opportunity Fund also continued to hold a large position in Mexico, which was upgraded this year by Moody's to Ba1, one notch below investment grade, and performed well, returning 15.30% for the year.

Alliance reduced the position in emerging market corporates from about 10% to roughly 5.7%. Two defaulted positions, FSW International and NTS Steel, were sold. During the second half of the year, Alliance also elected to sell the position in Paging Network Brazil. The company, located in Brazil, had been negatively impacted by the devaluation of the Brazilian currency and the decreasing demand for paging services due to the popularity of cellular phones.

The high yield market is completing its second straight year of low single-digit returns. The Merrill Lynch High Yield Index returned 1.573% for the year. This is the first occurrence in the history of the high yield market of sub-coupon returns in a non-recessionary economic environment. Alliance believes this poor performance is a function of significant spread widening brought about by reduced liquidity following the global dislocation of 1998 (i.e., Asia, Russia, Brazil) and a persistently rising high yield default rate. According to Moody's, defaults are currently averaging about 6%. During the second half of the year, Alliance began to actively reduce exposure to possible problem/restructuring scenarios when credit fundamentals suggested that it was warranted and market prices repre sented fair value. Alliance elected to sell several assets including Aqua Chem, Eagle Geophysical, Orion Network and TVN Entertainment. These securities were sold due to credit concerns and Alliance's belief that the money could be invested in better performing assets. During the month of December, two other assets posted large price declines due to poor operating performance. These securities include Pen Tab and Republic Technologies. Pen Tab was downgraded in early December to Caa2 by Moody's due to their weaker than expected operating performance and heightened liquidity concerns. There has been little support from the underwriter and the bonds moved down in price from the mid 80s to $25.00.

Another security in the portfolio which posted a price decline was Republic Technologies. The company missed earnings expectations and the bonds rapidly declined in price from the low 90s to its year end price of $65.00.

Alliance has been in contact with both the company and sponsor, and continues to hold the security, believing it will improve.

13

  INCOME OPPORTUNITY FUND


In general for the high yield market, primary activity slowed during 1999 from 1998 levels, although $94.7 billion in new issues came to market. Media and telecommunications continued to be the dominant suppliers of new issuance, accounting for 69.6% ($12.1 billion of $17.4 billion issued) of the supply in the fourth quarter. One big change in the high yield market this year was the lack of demand from mutual funds, which saw redemptions for most of the year. This has left structured products, insurance, pension, and crossover accounts as the major participants in the market, which has in turn led to lower trading volumes and reduced demand for new issuance.



                Touchstone                  Lehman Brothers
                Income                      Corporate                     CDA/Wiesenberger             CDA/Wiesenberger
                Opportunity                 Bond Index                    International                Corporate High Yield
                Fund A                      (Major Index)                 Bond Average - MF            Average - MF

---------------------------------------------------------------------------------------------------------------------------
9/94            9525                        10000                         10000                        10000
12/94           8838                        10043                         9881                         9155
3/95            8357                        10638                         10316                        7945
6/95            9708                        11429                         10650                        9305
9/95            10334                       11699                         11180                        9834
12/95           10888                       12277                         11515                        10643
3/96            11474                       11960                         11811                        11072
6/96            12149                       12014                         12036                        12215
9/96            13125                       12254                         12582                        13736
12/96           13791                       12681                         13030                        14770
3/97            14037                       12553                         13103                        15060
6/97            14953                       13070                         13764                        16479
9/97            15718                       13582                         14483                        17368
12/97           15100                       13978                         14674                        16421
3/98            15843                       14193                         15263                        17217
6/98            15149                       14548                         15304                        15861
9/98            12650                       15077                         14209                        11357
12/98           13089                       15168                         14567                        12685
3/99            13126                       15028                         14926                        13268
6/99            13116                       14790                         14992                        14032
9/99            12915                       14846                         14753                        14069
12/99           13240                       14843                         15085                        15789


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
(3.6%)            7.4%                  5.5%


Cumulative Total Return

Since Inception
10/3/94
32.4%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

14

  INCOME OPPORTUNITY FUND

GROWTH OF A $10,000 INVESTMENT - Class C Shares


                Touchstone                  Lehman Brothers
                Income                      Corporate                     CDA/Wiesenberger             CDA/Wiesenberger
                Opportunity                 Bond Index                    International                Corporate High Yield
                Fund A                      (Major Index)                 Bond Average - MF            Average - MF
---------------------------------------------------------------------------------------------------------------------------
1/99            10000                       10000                         10000                        10000
3/99            10022                       9951                          10246                        10460
6/99            9993                        9794                          10292                        11062
9/99            9829                        9831                          10128                        11091
12/99           10049                       9829                          10356                        12447


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
0.5%              0.5%


Cumulative Total Return

Since Inception
1/1/99
0.5%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

15

  INCOME OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS
                                      DECEMBER 31, 1999

  Principal              Interest  Maturity      Value
   Amount                  Rate      Date      (Note 1)

CORPORATE BONDS - 60.4%
  AUTOMOTIVE - 5.9%
$250,000   Sonic Automotive,
           Series B         11.00% 08/01/08  $  247,500
 250,000   Tenneco
           Automotive,
           144A            11.625% 10/15/09     255,000
-------------------------------------------------------
                                                502,500
-------------------------------------------------------
  COMMERCIAL SERVICES - 4.0%
 250,000   Building One
           Services         10.50% 05/01/09     240,000
 200,000   Dialog, Series A,
           Yankee Dollar    11.00% 11/15/07      96,000
-------------------------------------------------------
                                                336,000
-------------------------------------------------------
  COMMUNICATIONS - 14.7%
 250,000   Netia Holdings,
           Series B, 144A  13.125% 06/15/09     257,500
 250,000   Nextel
           Communications,
           144A             9.375% 11/15/09     245,000
 250,000   Northeast Optic
           Network          12.75% 08/15/08     267,500
 200,000   Turkcell, 144A   12.75% 08/01/05     207,250
           United Pan-Europe
           Communications,
           144A             11.25% 11/01/09     256,563
-------------------------------------------------------
                                              1,233,813
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 3.0%
 250,000   Bell Sports,
           Series B         11.00% 08/15/08     250,000
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 3.1%
 250,000   LifePoint Hospitals
           Holdings,
           Series B         10.75% 05/15/09     258,750
-------------------------------------------------------
  HEAVY MACHINERY - 5.7%
 250,000   Generac Portable
           Products         11.25% 07/01/06     255,000
 250,000   Pentacon,
           Series B         12.25% 04/01/09     225,000
-------------------------------------------------------
                                                480,000
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 0.7%
 250,000   Pen-Tab Industries,
           Series B        10.875% 02/01/07      62,500
-------------------------------------------------------
  MEDICAL SUPPLIES - 3.7%
 300,000   Kelso & Company,
           144A             12.75% 10/01/09     310,500
-------------------------------------------------------
  METALS - 2.0%
 250,000   Republic Technologies
           International,
           144A             13.75% 07/15/09     165,000
-------------------------------------------------------

  Principal              Interest  Maturity      Value
   Amount                  Rate      Date      (Note 1)

  OIL & GAS - 6.1%
$250,000   EOTT Energy
           Partners         11.00% 10/01/09  $  258,750
 250,000   Western Gas
           Resources        10.00% 06/15/09     256,250
-------------------------------------------------------
                                                515,000
-------------------------------------------------------
  TELEPHONE SYSTEMS - 11.5%
  250,000  Exodus
           Communications,
           144A             10.75% 12/15/09     254,375
  200,000  Global Crossing
           Holdings, 144A   9.125% 11/15/06     197,750
 250,000   Metromedia
           Fiber Network    10.00% 12/15/09     256,250
 250,000   Worldwide
           Fiber, 144A      12.00% 08/01/09     257,500
-------------------------------------------------------
                                                965,875
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $5,351,893)                            $5,079,938
-------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS - 34.9%
  ARGENTINA - 1.9%
 176,000   Republic of
           Argentina,
           Brady Bond (b)   6.813% 03/31/05 $   159,157
-------------------------------------------------------
  BRAZIL - 5.8%
 300,000   Republic
           of Brazil       11.625% 04/15/04     300,000
 250,000   Republic of Brazil,
           Brady Bond (b)   6.938% 04/15/24     189,688
-------------------------------------------------------
                                                489,688
-------------------------------------------------------
  BULGARIA - 3.3%
 350,000   Government
           of Bulgaria,
           Brady Bond,
           IAB, PDI (b)      6.50% 07/28/11     276,063
-------------------------------------------------------
  COLOMBIA - 2.8%
 250,000   Republic of
           Colombia          9.75% 04/23/09     232,500
-------------------------------------------------------
  MEXICO - 6.2%
 500,000   United Mexican
           States          10.375% 02/17/09     532,498
-------------------------------------------------------
  MOROCCO - 2.7%
 250,000   Kingdom of
           Morocco,
           Series A (b)     6.844% 01/01/09     225,625
-------------------------------------------------------
  PERU - 1.8%
 250,000   Republic of Peru,
           Brady Bond,
           FLIRB (b)         3.75% 03/07/17     154,688
-------------------------------------------------------
  PHILIPPINE ISLANDS - 2.4%
 200,000   Republic of
           Philippines      9.875% 01/15/19     197,750
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

16

  INCOME OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS CONTINUED



  Principal              Interest  Maturity      Value
   Amount                  Rate      Date      (Note 1)

SOVEREIGN GOVERNMENT OBLIGATIONS - CONTINUED
  RUSSIA - 2.8%
$400,000   Russian Federation,
           Euro-Dollar       8.75% 07/24/05  $  237,000
-------------------------------------------------------
  TURKEY - 3.2%
 250,000   Republic of
           Turkey          12.375% 06/15/09     268,125
-------------------------------------------------------
  VENEZUELA - 2.0%
 250,000   Venezuela         9.25% 09/15/27     165,000
-------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS
(COST $2,711,508)                            $2,938,094
-------------------------------------------------------

                                                 Value
    Units                                      (Notes 1)

WARRANTS - 0.1%
  COMMUNICATIONS - 0.0%
     400   Paging do Brazil,
           Class B, 144A*                    $        0
-------------------------------------------------------
  NIGERIA - 0.0%
     250   Central Bank of Nigeria*                   0
-------------------------------------------------------
  TELEPHONE SYSTEMS - 0.1%
   3,375   Conecel Holdings*                          0
     200   Primus Telecommunications*             5,000
-------------------------------------------------------
                                                  5,000
-------------------------------------------------------
TOTAL WARRANTS
(COST $0)                                    $    5,000
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 95.4%
(COST $8,063,401) (A)                        $8,023,032
CASH AND OTHER ASSETS
NET OF LIABILITIES -  4.6%                      383,116
-------------------------------------------------------
NET ASSETS - 100.0%                          $8,406,148
-------------------------------------------------------


Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $8,072,399, resulting in gross unrealized appreciation and depreciation of $355,986 and $405,353 respectively, and net unrealized depreciation of $49,367.
(b) Interest rate shown reflects current rate on instrument with variable or floating rates.
144A - Security exempt from registration under Rule 144A of Securities Act of
       1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $2,406,438, or 28.6% of net assets.
Brady Bond - U.S. dollar denominated bonds of developing countries that were exchanged, in a restructuring, for commercial bank loans in default. The bonds are collateralized by U.S. Treasury zero-coupon bonds to ensure principal.
Euro-Dollar - Bonds issued offshore that pay interest and principal in U.S.
              dollars.
FLIRB - Front-Load Interest Reduction Bonds
IAB - Interest Arrears Bonds
PDI - Past Due Interest Bonds
Yankee Dollar - U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.


The accompanying notes are an integral part of the financial statements.

17

  VALUE PLUS FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE VALUE PLUS FUND

Fort Washington Investment Advisors, the manager of the Touchstone Value Plus Fund, and a disciplined value manager, uses the S&P/Barra Value Index as their style benchmark. The S&P Barra Value Index had a 12.0% return in 1999, compared to 8.8% for the Value Plus Fund. Fort Washington states that they were in the top-performing quartile of large value equity managers for 1999.

The U.S. stock market finished 1999 with a flourish to record another big year. Despite the protestations of countless naysayers, stocks recorded their fifth straight year of twenty plus percent returns, as measured by the S&P 500 Index. Yet once again this performance was concentrated in a relative handful of large capitalization, mostly technology stocks. The market's "underbelly" is very soft; since April 1998, 70% of the roughly 6,000 U.S. common stocks are down in price. In fact, over one half of the stocks in the S&P 500 Index had a negative absolute return for 1999.

As most of the biggest gains in last year's stock market were in technology stocks, the Touchstone Value Plus Fund, due to its diversification, had returns less than those of the S&P 500 Index. Less than a quarter of the portfolio was invested in computer-related and electronics stocks, so the Fund wasn't as strongly impacted by the tremendous increase in technology stocks.

The best performing sectors in the portfolio for the last quarter were Consumer Staples and Communication Services. Leading the performance in these sectors were Sysco and Frontier Corp (now Global Crossings). Other notable performers in the quarter were Nortel Networks and Amgen. Consumer Cyclicals was the worst performing sector with Stewart Enterprises showing the worst underperformance.


GROWTH OF A $10,000 INVESTMENT - Class A Shares


                Touchstone                  S&P 500                       S&P/Barra                    Wilshire Large
                Value Plus                  Index                         Value Index                  Cap Value
                Fund A                      (Major Index)                 (Minor Index)                (Minor Index)
---------------------------------------------------------------------------------------------------------------------
5/98            9525                        10000                         10000                        10000
6/98            9303                        10227                         9934                         9968
9/98            8134                        9210                          8651                         8853
12/98           9829                        11171                         10159                        10075
3/99            10208                       11571                         10449                        10073
6/99            11001                       12347                         11577                        10862
9/99            10046                       11538                         10509                        9771
12/99           11354                       13216                         11379                        10433


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          5/1/98
8.8%              7.9%


Cumulative Total Return

Since Inception
5/1/98
13.5%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

18

  VALUE PLUS FUND

GROWTH OF A $10,000 INVESTMENT - Class C Shares

                Touchstone                  S&P 500                       S&P/Barra                    Wilshire Large
                Value Plus                  Index                         Value Index                  Cap Value
                Fund C                      (Major Index)                 (Minor Index)                (Minor Index)
---------------------------------------------------------------------------------------------------------------------
1/99            10000                       10000                         10000                        10000
3/99            10331                       10500                         10282                        9998
6/99            11111                       11240                         11395                        10781
9/99            10127                       10537                         10344                        9698
12/99           11424                       12105                         11201                        10355


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
14.2%             14.2%


Cumulative Total Return

Since Inception
1/1/99
14.2%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

19

  VALUE PLUS FUND

SCHEDULE OF INVESTMENTS
                                      DECEMBER 31, 1999



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 96.7%
  ADVERTISING - 2.2%
   12,100  Interpublic Group of
           Companies (The)                  $   698,019
-------------------------------------------------------
  AEROSPACE & DEFENSE - 2.1%
   11,800  Honeywell International              680,713
-------------------------------------------------------
  AUTOMOTIVE - 1.7%
   13,000  Magna International, Class A         550,875
-------------------------------------------------------
  BANKING - 3.2%
   13,706  Bank One                             439,449
    4,000  Chase Manhattan                      310,750
   16,500  North Fork Bancorporation            288,750
-------------------------------------------------------
                                              1,038,949
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 3.8%
   15,800  McCormick & Company                  470,050
   21,200  Pepsico                              747,300
-------------------------------------------------------
                                              1,217,350
-------------------------------------------------------
  COMMUNICATIONS - 3.5%
   11,200  Nortel Networks                    1,131,200
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 8.5%
   29,500  Ceridian*                            636,094
    9,400  Computer Associates
           International                        657,413
   32,100  Compuware*                         1,195,716
    5,400  First Data                           266,288
-------------------------------------------------------
                                              2,755,511
-------------------------------------------------------
  COMPUTERS & INFORMATION - 9.2%
    6,400  Hewlett-Packard                      729,200
    6,700  International Business Machines      723,600
   10,200  Lexmark International Group,
           Class A*                             923,100
    8,200  Sun Microsystems*                    634,988
-------------------------------------------------------
                                              3,010,888
-------------------------------------------------------
  ELECTRIC UTILITIES - 1.6%
   16,600  CMS Energy                           517,713
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 0.7%
    6,600  Thomas & Betts                       210,375
-------------------------------------------------------
  ELECTRONICS - 2.1%
    8,200  Intel                                674,963
-------------------------------------------------------
  FINANCIAL SERVICES - 7.1%
   14,550  Citigroup                            808,434
    5,600  Federal Home Loan Mortgage
           Corporation                          263,550
   11,600  Federal National Mortgage
           Association                          724,275
   11,500  SLM Holding                          485,875
-------------------------------------------------------
                                              2,282,134
-------------------------------------------------------
  FOOD RETAILERS - 1.4%
   13,860  Albertson's                          446,985
-------------------------------------------------------




                                                 Value
   Shares                                      (Note 1)

  FOREST PRODUCTS & PAPER - 5.4%
   16,400  Kimberly-Clark                   $ 1,070,100
   15,700  Mead                                 681,969
-------------------------------------------------------
                                              1,752,069
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 1.3%
   26,400  Manor Care*                          422,400
-------------------------------------------------------
  HEAVY MACHINERY - 2.9%
    3,300  Applied Materials*                   418,069
    9,400  Ingersoll-Rand                       517,588
-------------------------------------------------------
                                                935,657
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.0%
    4,200  General Electric                     649,950
-------------------------------------------------------
  INSURANCE - 4.6%
    5,000  Aetna                                279,063
   18,600  AXA Financial                        630,075
   14,800  Reliastar Financial                  579,975
-------------------------------------------------------
                                              1,489,113
-------------------------------------------------------
  MEDICAL SUPPLIES - 2.2%
    4,500  Baxter International                 282,656
   16,300  Becton Dickinson & Company           436,025
-------------------------------------------------------
                                                718,681
-------------------------------------------------------
  METALS - 1.9%
   24,000  Masco                                609,000
-------------------------------------------------------
  OIL & GAS - 7.8%
   22,800  Conoco, Class A                      564,300
    7,857  Exxon Mobil                          632,980
    7,900  Schlumberger                         444,375
   17,300  Tosco                                470,344
    1,529  Transocean Sedco Forex                51,523
   11,500  Williams Companies (The)             351,469
-------------------------------------------------------
                                              2,514,991
-------------------------------------------------------
  PHARMACEUTICALS - 7.1%
   14,600  Abbott Laboratories                  530,163
   10,600  Amgen*                               636,663
   11,900  Cardinal Health                      569,713
    8,200  Merck                                549,913
-------------------------------------------------------
                                              2,286,452
-------------------------------------------------------
  RETAILERS - 3.1%
    8,500  Federated Department Stores*         429,781
   51,000  Office Depot*                        557,813
-------------------------------------------------------
                                                987,594
-------------------------------------------------------
  TELEPHONE SYSTEMS - 10.2%
    9,600  Alltel                               793,800
    9,100  Bell Atlantic                        560,219
   13,810  Global Crossing*                     690,500
   10,800  MCI WorldCom*                        573,075
   14,900  SBC Communications                   726,375
-------------------------------------------------------
                                              3,343,969
-------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

20

  VALUE PLUS FUND


SCHEDULE OF INVESTMENTS CONTINUED



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - CONTINUED
  TRANSPORTATION - 1.1%
    3,700  US Freightways                   $   177,138
   13,700  Wisconsin Central Transport*         184,094
-------------------------------------------------------
                                                361,232
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $27,959,720)                          $31,286,783
-------------------------------------------------------


                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT VALUE - 96.7%
(COST $27,959,720) (A)                      $31,286,783
CASH AND OTHER ASSETS
NET OF LIABILITIES - 3.3%                     1,069,218
-------------------------------------------------------
NET ASSETS - 100.0%                         $32,356,001
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $27,966,854 resulting in gross unrealized appreciation and depreciation of $6,266,546 and $2,946,617, respectively, and net unrealized appreciation of $3,319,929.


The accompanying notes are an integral part of the financial statements.

21

  GROWTH & INCOME FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE GROWTH & INCOME FUND

The S&P 500 Index, the benchmark for the Growth & Income Fund, posted an unprecedented fifth consecutive year of 20+% returns in 1999 to end a phenomenal decade of U.S. equity market performance. 1999 was similar to 1998 in that the overall market exceeded even the most optimistic predictions, a narrow group of technology and growth stocks dominated market index returns, and the dispersion of returns between growth and value styles has never been greater. The Growth & Income Fund posted a (3.3)% return for 1999, compared to 21.1% for the S&P 500 Index.

Despite three interest rate hikes by the Federal Reserve and record valuations among technology stocks, the broad market posted solid returns in the first half of the year, declined sharply in the third quarter and fully recovered by year end to reach new highs. However, only a narrow group of stocks in the broad market index participated in this record setting performance.

For the second consecutive year, growth managers fully participated in this narrow market, while value managers generally remained on the sidelines. The dominance of technology and the underperformance of the finance sector led to the largest ever performance dispersion between the large cap style indices as measured by the Russell 1000 Value Index (+7.4%) and the Russell 1000 Growth Index (+33.2%). For the year, only 31% of the stocks in the S&P 500 outperformed the index and 50% of the stocks had negative returns. The Russell 1000 Value Index had similarly poor breadth, with only 35% of its stocks outperforming the index, and 50% of its stocks declining. The majority of active large cap value managers underperformed the value benchmark.

The manager of the Touchstone Growth & Income Fund, Scudder Kemper Investments, observed that the Fund's performance relative to the benchmark and their peer group suffered in the second half of the year. A number of portfolio holdings declined sharply after posting negative revenue or earnings surprises. The market, which typically is more forgiving of disappointments among low price/earnings stocks, punished these underperformers nonetheless. A handful of stocks including Xerox, Lockheed Martin, American Home Products, and First Union were the most significant detractors from performance for the fourth quarter and full year.

The most significant positive contributors to fourth quarter performance were telecommunications and telecommunications equipment holdings, led by Corning (the portfolio's largest position), which rallied 80% on continuing positive news coming out of its fiber and photonics businesses. Global Crossing rose 83% following its successful closure of the Frontier acquisition. Sprint received a takeover bid from Worldcom and leapt 27% in the quarter. In the cyclical arena, the portfolio benefited from its holdings in Georgia Pacific and Weyerhaeuser, which both rallied 23% on news of a tight supply/demand balance in pulp and container board. American Airlines (+21%) was the best performing of the major airlines during the quarter, announcing the spin-off of Sabre Group earlier than expected. In the technology sector, Philips Electronics posted a 30% gain, as it benefited from the tight capacity in semiconductor contract manufacturing (through its ownership of Taiwan Semiconductor). In the financial sector, the Fund was rewarded by evidence of the turn in the property and casualty insurance cycle, as Marsh & McLennan (+38%) and St. Paul (+22%) contributed most significantly. Morgan Stanley Dean Witter (+58%) and Lehman Brothers (+45%) also added value, as they both posted positive surprises on the heels of strong investment banking results.

22

  GROWTH & INCOME FUND


As a disciplined value investor, Scudder will adhere to the value process that they have historically followed. They believe that the portfolio is positioned to ensure participation when the style shift occurs.



GROWTH OF A $10,000 INVESTMENT - Class A Shares

                           Touchstone
                           Growth &                           S&P 500                          CDA/Wiesenberger
                           Income                             Index                            Growth &
                           Fund A                             (Major Index)                    Income - MF

--------------------------------------------------------------------------------------------------------------
9/94                       9425                               10000                            10000
12/94                      9444                               9998                             9837
3/95                       10406                              10972                            10594
6/95                       11160                              12019                            11428
9/95                       12049                              12974                            12248
12/95                      12763                              13756                            12823
3/96                       13676                              14494                            13525
6/96                       14114                              15144                            13969
9/96                       14419                              15612                            14370
12/96                      14927                              16914                            15415
3/97                       14278                              17367                            15583
6/97                       15959                              20399                            17768
9/97                       17460                              21927                            19305
12/97                      18016                              22557                            19484
3/98                       20253                              25703                            21658
6/98                       19780                              26552                            21739
9/98                       17264                              23911                            19232
12/98                      19253                              29002                            22466
3/99                       19355                              30452                            22839
6/99                       21497                              32598                            24815
9/99                       19011                              30561                            22992
12/99                      19740                              35108                            25305


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
(3.3%)            14.5%                 13.8%


Cumulative Total Return

Since Inception
10/3/94
97.4%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

23

  GROWTH & INCOME FUND


GROWTH OF A $10,000 INVESTMENT - Class C Shares

                   Touchstone
                   Growth &             S&P 500                CDA/Wiesenberger
                   Income               Index                  Growth &
                   Fund C               (Major Index)          Income - MF

------------------------------------------------------------------------------
1/99               10000                10000                  10000
3/99               10038                10500                  10166
6/99               11134                11240                  11045
9/99               9820                 10537                  10234
12/99              10180                12105                  11264


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
1.8%              1.8%


Cumulative Total Return

Since Inception
1/1/99
1.8%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.




GROWTH OF A $10,000 INVESTMENT - Class Y Shares

                Touchstone
                Growth &               S&P 500                 CDA/Wiesenberger
                Income                 Index                   Growth &
                Fund Y                 (Major Index)           Income - MF

-------------------------------------------------------------------------------

1/99            10000                  10000                   10000
3/99            10058                  10500                   10166
6/99            11185                  11240                   11045
9/99            9892                   10537                   10234
12/99           10271                  12105                   11264


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
2.7%              2.7%


Cumulative Total Return

Since Inception
1/1/99
2.7%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

24

  GROWTH & INCOME FUND


SCHEDULE OF INVESTMENTS
                                       DECEMBER 31, 1999

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 98.0%
  AEROSPACE & DEFENSE - 2.8%
  17,600   Lockheed Martin                  $   385,000
   5,500   Northrop Grumman                     297,344
   7,200   Rockwell International               344,700
-------------------------------------------------------
                                              1,027,044
-------------------------------------------------------
  AIRLINES - 0.6%
   3,400   AMR*                                 227,800
-------------------------------------------------------
  AUTOMOTIVE - 1.9%
   7,200   Ford Motor                           384,750
   8,500   Meritor Automotive                   164,688
   3,500   Paccar                               155,094
-------------------------------------------------------
                                                704,532
-------------------------------------------------------
  BANKING - 8.7%
  12,000   Bank of America                      602,250
   9,500   Chase Manhattan                      738,031
   8,962   First Union                          294,066
  14,700   FleetBoston Financial                511,744
  13,500   PNC Bank                             600,750
  17,300   US Bancorp                           411,956
-------------------------------------------------------
                                              3,158,797
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 3.5%
   8,500   Heinz (H. J.)                        338,406
  19,500   Pepsico                              687,375
  10,500   Philip Morris                        243,469
-------------------------------------------------------
                                              1,269,250
-------------------------------------------------------
  CHEMICALS - 1.3%
   5,900   Air Products & Chemicals             198,019
       1   Du Pont (E.I.) De Nemours                 66
  21,500   Lyondell Petro Chemical              274,125
-------------------------------------------------------
                                                472,210
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 3.4%
   8,900   Cadence Design Systems*              213,600
  14,600   Computer Associates
           International                      1,021,088
-------------------------------------------------------
                                              1,234,688
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 1.2%
   6,400   Colgate-Palmolive                    416,000
-------------------------------------------------------
  ELECTRIC UTILITIES - 2.8%
   5,600   Cinergy                              135,100
  10,672   ScottishPower, ADR                   298,816
  17,000   Unicom                               569,500
-------------------------------------------------------
                                              1,003,416
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 0.9%
   5,700   Emerson Electric                     327,038
-------------------------------------------------------
  ELECTRONICS - 2.5%
   6,700   Koninklijke (Royal) Philips
           Electronics (NY Reg.)                904,500
-------------------------------------------------------
  FINANCIAL SERVICES - 9.6%
  17,600   Citigroup                            977,900
  10,400   Federal National Mortgage
           Association                          649,350
   3,000   J.P. Morgan                          379,875
   6,100   Lehman Brothers Holdings             516,594
   4,000   Morgan Stanley Dean Witter           571,000
   8,500   SLM Holding                          359,125
-------------------------------------------------------
                                              3,453,844
-------------------------------------------------------




                                                 Value
   Shares                                      (Note 1)

  FOOD RETAILERS - 0.7%
   7,963   Albertson's                      $   256,807
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 2.1%
   4,900   Georgia-Pacific                      248,675
   7,100   Weyerhaeuser                         509,869
-------------------------------------------------------
                                                758,544
-------------------------------------------------------
  HEAVY MACHINERY - 1.7%
  11,700   Parker Hannifin                      600,356
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.7%
   3,900   General Electric                     603,525
-------------------------------------------------------
  HOUSEHOLD PRODUCTS - 5.5%
  15,300   Corning                            1,972,744
-------------------------------------------------------
  INSURANCE - 7.9%
  19,800   Allstate Corporation (The)           475,200
  18,200   Lincoln National                     728,000
   5,800   Marsh & McLennan Companies           554,988
  15,600   St. Paul Companies (The)             525,525
  10,870   XL Capital, Class A                  563,881
-------------------------------------------------------
                                              2,847,594
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.6%
   9,500   McGraw-Hill Companies (The)          585,438
-------------------------------------------------------
  METALS - 0.8%
   9,050   Allegheny Technologies               203,059
  10,200   Oregon Steel Mills                    80,963
-------------------------------------------------------
                                                284,022
-------------------------------------------------------
  OIL & GAS - 11.4%
   9,700   Burlington Resources                 320,706
  12,300   Conoco, Class A                      304,425
  11,546   Conoco, Class B                      287,207
  18,240   Exxon Mobil                        1,469,453
   7,000   Royal Dutch Petroleum                423,063
   9,600   Texaco                               521,400
   8,233   Total Fina S.A., ADR                 570,135
   7,600   Williams Companies (The)             232,275
-------------------------------------------------------
                                              4,128,664
-------------------------------------------------------
  PHARMACEUTICALS - 3.8%
  17,400   American Home Products               686,213
   5,300   Bristol-Myers Squibb                 340,194
   6,400   Glaxo Wellcome, ADR                  357,600
-------------------------------------------------------
                                              1,384,007
-------------------------------------------------------
  RETAILERS - 1.2%
   6,000   Dayton Hudson                        440,625
-------------------------------------------------------
  TELEPHONE SYSTEMS - 17.6%
   8,100   Alltel                               669,769
  16,300   AT&T                                 827,225
  20,900   Bell Atlantic                      1,286,656
  22,600   BellSouth                          1,057,963
   6,540   Global Crossing*                     327,000
   7,600   GTE                                  536,275
  21,332   SBC Communications                 1,039,935
   8,700   Sprint                               585,619
-------------------------------------------------------
                                              6,330,442
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

25

  GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS CONTINUED



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - CONTINUED
  TRANSPORTATION - 2.8%
   11,200  Canadian National Railway        $   294,700
   16,500  CSX                                  517,688
    9,000  Norfolk Southern                     184,500
-------------------------------------------------------
                                                996,888
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $35,518,105)                          $35,388,775
-------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 0.5%
  CHEMICALS - 0.5%
    5,900  Monsanto, ACES                   $   195,438
-------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(COST $266,258)                             $   195,438
-------------------------------------------------------




                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT VALUE - 98.5%
(COST $35,784,363) (A)                      $35,584,213
CASH AND OTHER ASSETS
NET OF LIABILITIES - 1.5%                       546,605
-------------------------------------------------------
NET ASSETS - 100.0%                         $36,130,818
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $35,785,695 resulting in gross unrealized appreciation and depreciation of $4,489,147 and $4,690,629, respectively, and net unrealized depreciation of $201,482.
ACES - Adjustable Conversion-Rate Equity Security
ADR - American Depository Receipt


The accompanying notes are an integral part of the financial statements.

26

  BALANCED FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE BALANCED FUND
The U.S. stock market continued its strong performance in 1999, completing five consecutive years of sharply rising prices. Meanwhile, it was a rough year for bonds and, by some measures, it was the worst year ever. At year end, bonds and fixed income securities represented 40% of the Balanced Fund's assets. The Touchstone Balanced Fund had a return of 3.3% for 1999. Its benchmark, the Lehman Brothers Aggregate Index, had a return of (0.8)%.

The U.S. economy remains strong and there are indications of excessive optimism in the stock market. The three rate increases implemented by the Federal Reserve since June of 1999 have been taken in stride, and even welcomed, by the stock market. The stock market was characterized throughout 1999 -- and especially in the fourth quarter -- by two extremely contradictory trends: the rapid escalation of many technology stocks and only modest gains or even price declines for stocks across most other industry sectors. Many technology stocks did not generate any earnings, yet increased dramatically, driven by the prospect of continued rapid growth for e-commerce and the Internet. On the other hand, many "bricks and mortar" stocks with solid earnings and favorable business prospects declined in price.

The manager of the Touchstone Balanced Fund, OpCap Advisors, observed that as technology stocks soared, many non-tech issues were left behind. A full one-third of NYSE stocks declined 20% or more in 1999. Even stocks of traditional companies with excellent competitive positions and strong earnings growth tended to fare poorly in this technology-focused market environment. Performance disparities among industry sectors and types of stocks are hardly new. Nonetheless, few such disparities have been as dramatic as that which occurred during 1999 between the technology stocks and the rest of the market.

OpCap remained focused on generating excellent long-term results with below-market risk by investing in companies with superior fundamentals and inexpensive valuations.

Among the Fund's equity holdings, Oak Industries, a leading manufacturer of cable TV and telecommunications infrastructure products, was a top contributor to performance. In November, Corning agreed to acquire Oak for approximately $75 per share, a 51% premium to market, confirming OpCap's assessment of the inherent worth of Oak's valuable franchises. Another major contributor to performance was Molex, the second largest electronics connector manufacturer in the world. The company's stock appreciated significantly during the last few months of the year, reflecting the recovery of Asian markets and the company's strong position in cell phone components. Emmis, a major broadcasting company focused on large media markets, continues to be rewarded by the market for strong performance in radio and television.

The five largest equity holdings at December 31, 1999 were AMFM, a broadcasting company, representing 2.9% of the Fund's net assets; Computer Associates, a developer of software products, 2.0%; Federal Home Loan Mortgage Corp., 1.7% of the Fund's net assets; Minnesota Mining & Manufacturing (3M), a diversified manufacturer, 1.5% of net assets and Citigroup, a diversified financial services company, 1.4% of net assets.

In addition to its holdings of common stocks, bonds and fixed income securities, the Fund was invested in cash and cash equivalents. The fixed income portion of the portfolio lagged along with the bond market at large.

27

  BALANCED FUND

GROWTH OF A $10,000 INVESTMENT - Class A Shares

                                                  Lehman                    Blend 60%                  CDA/Wiesenberger
           Touchstone         S&P                 Brothers                  S&P 500, 40%               Balanced
           Balanced           500                 Aggregate Index           Lehman Brothers            Domestic
           Fund A             Index               (Major Index)             Aggregate                  Average - MF
-----------------------------------------------------------------------------------------------------------------------
9/94       9425               10000               10000                     10000                      10000
12/94      9453               9998                10038                     9973                       9893
3/95       9965               10972               10544                     10713                      10501
6/95       10922              12019               11187                     11539                      11245
9/95       11582              12974               11406                     12113                      11849
12/95      11654              13756               11892                     12734                      12337
3/96       12065              14494               11681                     13006                      12656
6/96       12209              15144               11748                     13339                      12954
9/96       12606              15612               11965                     13644                      13300
12/96      13618              16914               12324                     14446                      13973
3/97       13575              17367               12256                     14611                      13964
6/97       15028              20399               12707                     16290                      15380
9/97       15929              21927               13131                     17203                      16397
12/97      16240              22557               13514                     17666                      16572
3/98       17364              25703               13723                     19198                      17828
6/98       17443              26552               14045                     19717                      18014
9/98       15631              23911               14638                     18852                      16835
12/98      16885              29002               14687                     21182                      18708
3/99       16968              30452               14613                     21729                      18858
6/99       18090              32598               14484                     22525                      19704
9/99       17225              30561               14583                     21693                      18840
12/99      18508              35108               14565                     23543                      20267


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
3.3%              13.0%                 12.5%

Cumulative Total Return

Since Inception
10/3/94
85.1%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.


GROWTH OF A $10,000 INVESTMENT - Class C Shares

                                                  Lehman                    Blend 60%                  CDA/Wiesenberger
           Touchstone         S&P                 Brothers                  S&P 500, 40%               Balanced
           Balanced           500                 Aggregate Index           Lehman Brothers            Domestic
           Fund C             Index               (Major Index)             Aggregate                  Average - MF
-----------------------------------------------------------------------------------------------------------------------
1/99       10000              10000               10000                     10000                      10000
3/99       10032              10500               9949                      10258                      10081
6/99       10673              11240               9861                      10634                      10533
9/99       10145              10537               9929                      10241                      10071
12/99      10878              12105               9917                      11115                      10834

Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
8.8%              8.8%

Cumulative Total Return

Since Inception
1/1/99
8.8%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

28

  BALANCED FUND


SCHEDULE OF INVESTMENTS


DECEMBER 31, 1999



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 54.1%
  ADVERTISING - 2.2%
      700  Lamar Advertising*               $    42,394
      900  WPP Group                             74,813
      600  Young & Rubicam                       42,450
-------------------------------------------------------
                                                159,657
-------------------------------------------------------
  AEROSPACE & DEFENSE - 0.9%
    1,500  Boeing                                62,344
-------------------------------------------------------
  AIRLINES - 1.2%
    1,300  AMR*                                  87,100
-------------------------------------------------------
  BANKING - 4.0%
      600  Chase Manhattan                       46,613
    2,221  FleetBoston Financial                 77,319
    1,800  Household International               67,050
    2,500  Wells Fargo                          101,094
-------------------------------------------------------
                                                292,076
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 2.2%
    2,255  Diageo, ADR                           72,160
    2,200  McDonald's                            88,688
-------------------------------------------------------
                                                160,848
-------------------------------------------------------
  BUILDING MATERIALS - 0.1%
    1,422  Huttig Building Products*              7,022
-------------------------------------------------------
  CHEMICALS - 2.0%
    1,500  Du Pont (E.I.) De Nemours             98,813
    1,200  Monsanto                              42,750
-------------------------------------------------------
                                                141,563
-------------------------------------------------------
  COMMERCIAL SERVICES - 1.6%
    1,450  PerkinElmer                           60,447
    3,300  Waste Management                      56,719
-------------------------------------------------------
                                                117,166
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 2.0%
    2,050  Computer Associates International    143,372
-------------------------------------------------------
  COMPUTERS & INFORMATION - 0.9%
    2,400  Compaq Computer                       64,950
-------------------------------------------------------
  CONTAINERS & PACKAGING - 0.4%
    2,000  American National Can Group           26,000
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 0.7%
    1,600  Avon Products                         52,800
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.2%
    1,500  Emerson Electric                      86,063
-------------------------------------------------------
  ELECTRONICS - 2.2%
    2,000  Arrow Electronics*                    50,750
      900  Avnet                                 54,450
      900  Molex                                 51,019
-------------------------------------------------------
                                                156,219
-------------------------------------------------------
  FINANCIAL SERVICES - 3.5%
    1,875  Citigroup                            104,180
    1,100  Countrywide Credit                    27,775
    2,600  Federal Home Loan
           Mortgage Corporation                 122,363
-------------------------------------------------------
                                                254,318
-------------------------------------------------------
  FOOD RETAILERS - 1.2%
    4,700  Kroger Company (The)*                 88,713
-------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  HEAVY MACHINERY - 4.5%
    1,800  Applied Power, Class A           $    66,150
    1,750  Caterpillar                           82,359
    1,500  Dover                                 68,063
    1,600  Parker Hannifin                       82,100
      600  W.W. Grainger                         28,688
-------------------------------------------------------
                                                327,360
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 2.4%
    1,900  Carlisle Companies                    68,400
    1,100  Minnesota Mining &
           Manufacturing (3M)                   107,663
-------------------------------------------------------
                                                176,063
-------------------------------------------------------
  INSURANCE - 3.7%
    1,200  AFLAC                                 56,625
    1,557  Conseco                               27,831
    1,800  Everest Reinsurance Holdings          40,163
    1,000  PartnerRe                             32,438
    1,500  Protective Life                       47,719
    1,200  XL Capital, Class A                   62,250
-------------------------------------------------------
                                                267,026
-------------------------------------------------------
  LODGING - 1.0%
   35,400  Homestead Village*                    75,217
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 4.0%
    2,700  AMFM*                                211,275
      600  Emmis Communications, Class A*        74,784
-------------------------------------------------------
                                                286,059
-------------------------------------------------------
  METALS - 1.8%
      800  Alcoa                                 66,400
    3,200  Crane                                 63,600
-------------------------------------------------------
                                                130,000
-------------------------------------------------------
  OIL & GAS - 0.8%
    1,700  Anadarko Petroleum                    58,013
-------------------------------------------------------
  PHARMACEUTICALS - 2.2%
    1,700  American Home Products                67,044
    1,250  Teva Pharmaceutical Industries, ADR   89,609
-------------------------------------------------------
                                                156,653
-------------------------------------------------------
  REAL ESTATE - 1.0%
    3,600  Prologis Trust, REIT                  69,300
-------------------------------------------------------
  RESTAURANTS - 0.4%
    2,000  Bob Evans Farms                       30,875
-------------------------------------------------------
  RETAILERS - 1.1%
    1,100  CVS                                   43,931
    1,100  May Department Stores                 35,475
-------------------------------------------------------
                                                 79,406
-------------------------------------------------------
  TELEPHONE SYSTEMS - 3.0%
      800  Bell Atlantic                         49,250
    1,425  MCI WorldCom*                         75,614
    1,350  Sprint                                90,872
-------------------------------------------------------
                                                215,736
-------------------------------------------------------
  TRANSPORTATION - 1.9%
    2,200  Air Express International             71,088
    1,250  Sabre Group Holdings*                 64,063
-------------------------------------------------------
                                                135,151
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $3,808,179)                           $ 3,907,070
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

29

  BALANCED FUND

SCHEDULE OF INVESTMENTS CONTINUED



                                                 Value
   Shares                                      (Note 1)

PREFERRED STOCKS - 0.9%
  ENTERTAINMENT & LEISURE - 0.9%
    2,000  News Corporation Limited
           (The), ADR                         $  66,875
-------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $50,643)                                $  66,875
-------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

ASSET-BACKED SECURITIES - 0.1%
  FINANCIAL SERVICES - 0.1%
$   4,111  Merrill Lynch
           Mortgage Investors,
           Series 1991-I,
           Class A           7.65% 01/15/12    $  4,113
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $4,211)                                  $  4,113
-------------------------------------------------------
CORPORATE BONDS - 20.4%
  BANKING - 4.7%
  150,000  Associates
           Corporation of
           North America     5.75% 11/01/03     142,819
  100,000  BB&T              7.25% 06/15/07      96,789
  100,000  Chase Manhattan   7.25% 06/01/07      98,043
      308  Nykredit          6.00% 10/01/26          39
-------------------------------------------------------
                                                337,690
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 0.8%
   60,000  Coca-Cola Femsa   8.95% 11/01/06      60,150
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 1.3%
  100,000  Computer Associates
           International    6.375% 04/15/05      93,036
-------------------------------------------------------
  ELECTRIC UTILITIES - 5.8%
   95,000  Financiera
           Energy           9.375% 06/15/06      80,257
  200,000  Tennessee Valley
           Authority         5.00% 12/18/03     187,556
  150,000  Wisconsin Electric
           Power            6.625% 12/01/02     148,686
-------------------------------------------------------
                                                416,499
-------------------------------------------------------
  FINANCIAL SERVICES - 4.4%
  150,000  AT&T Capital      7.50% 11/15/00     150,734
  100,000  GMAC             7.125% 05/01/01     100,177
   69,000  Paine Webber
           Group             7.00% 03/01/00      69,049
-------------------------------------------------------
                                                319,960
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.3%
  100,000  CSC Holdings     7.625% 07/15/18      93,000
-------------------------------------------------------
  METALS - 1.4%
  100,000  AK Steel         9.125% 12/15/06     101,750
-------------------------------------------------------
  OIL & GAS - 0.7%
   50,000  Petroleos
           Mexicanos         8.85% 09/15/07      47,875
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $1,540,369)                           $ 1,469,960
-------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

MORTGAGE-BACKED SECURITIES - 9.1%
$  20,000  Federal Home
           Loan Mortgage
           Corporation       6.00% 03/15/08  $   19,668
   45,000  Federal National
           Mortgage
           Association       6.15% 10/25/07      44,375
  150,000  Federal National
           Mortgage
           Association       6.00% 05/15/08     140,193
  100,000  Federal National
           Mortgage
           Association       6.50% 04/29/09      93,694
  139,159  Federal National
           Mortgage
           Association       6.00% 01/01/14     132,099
   75,277  Federal National
           Mortgage
           Association       6.50% 07/18/28      70,016
   40,000  General Electric
           Capital Mortgage
           Services, Series
           1993-14, Class A7 6.50% 11/25/23      34,928
   44,500  General Electric
           Capital Mortgage
           Services, Series
           1994-10,
           Class A10         6.50% 03/25/24      42,329
   40,000  Merrill Lynch
           Mortgage Investors,
           Series 1995-C3,
           Class A3         7.089% 12/26/25      39,333
   50,000  Prudential Home
           Mortgage Securities,
           Series 1994-17,
           Class A6          6.25% 04/25/24      41,609
-------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(COST $697,092)                               $ 658,244
-------------------------------------------------------
MUNICIPAL BONDS - 1.9%
  HOUSING - 1.4%
   40,000  Baltimore Community
           Development
           Financing         8.20% 08/15/07  $   41,504
    4,092  Denver Colorado
           City & County
           Single Family     7.25% 12/01/10       3,949
   30,000  New York State
           Housing Finance
           Agency Service    7.50% 09/15/03      30,197
   25,000  Ohio Housing
           Financial Agency  7.90% 10/01/14      25,526
-------------------------------------------------------
                                                101,176
-------------------------------------------------------
  TRANSPORTATION - 0.5%
   30,000  Oklahoma City
           Airport           9.40% 11/01/10      32,908
-------------------------------------------------------
TOTAL MUNICIPAL BONDS
(COST $130,110)                              $  134,084
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

30

  BALANCED FUND

SCHEDULE OF INVESTMENTS CONTINUED



  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

SOVEREIGN GOVERNMENT OBLIGATIONS - 2.8%
  SOUTH AFRICA - 1.7%
ZAR    774,000  Republic
                of South
                Africa      13.00% 08/31/10  $  120,954
-------------------------------------------------------
  UNITED KINGDOM - 1.1%
GBP     37,000  United
                Kingdom
                Treasury     8.00% 12/07/15      79,789
-------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT
OBLIGATIONS (COST $220,336)                  $  200,743
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 4.1%
  180,000  U.S. Treasury
           Note             5.875% 02/15/04  $  177,019
   65,000  U.S. Treasury
           Bond              6.25% 04/30/01      65,061
   50,000  U.S. Treasury
           Bond              7.25% 08/15/22      52,719
-------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $303,273)                              $  294,799
-------------------------------------------------------


                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT VALUE - 93.4%
(COST $6,754,213) (A)                       $ 6,735,888
CASH AND OTHER ASSETS
NET OF LIABILITIES - 6.6%                       473,725
-------------------------------------------------------
NET ASSETS - 100.0%                         $ 7,209,613
-------------------------------------------------------
Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $6,757,066 resulting in gross unrealized appreciation and depreciation of $679,190 and $700,368, respectively, and net unrealized depreciation of $21,178.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust
GBP - Great Britain Pound
ZAR - South African Rand


The accompanying notes are an integral part of the financial statements.

31

  BOND FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE BOND FUND

The bond market ended its final quarter of the century on a down note, generating a negative return in December and locking in an equally poor return for the quarter. The Federal Reserve induced sell-off continued and produced only the second negative total return for bonds in a year since 1975. There are few places to hide in the fixed income market when the Federal Reserve begins to tighten the money supply. The benchmark for the Bond Fund, the Lehman Brothers Aggregate Index, had a (0.8%) return in 1999. The Bond Fund return for the same period was (6.4%).

This environment wasn't conducive to an outstanding bond portfolio performance. While the Touchstone Bond Fund is structured to produce above market income as a defensive measure, lower prices have offset this tactic causing returns to closely track the index. Performance for the Fund gross of fees for the fourth quarter and the year were -0.21% and -0.97% versus -0.12% and -0.83% for the Lehman Brothers Aggregate Index.

Fixed income has not been the investment asset of choice for the past several years when compared to the stellar returns in the equity market. The manager of the Touchstone Bond Fund, Fort Washington Investment Advisors, believes that there could continue to be rough sledding in the bond market.


GROWTH OF A $10,000 INVESTMENT - Class A Shares

              Touchstone             Lehman Brothers       CDA/Wiesenberger
              Bond                   Aggregate Index       Corporate-Investment
              Fund A                 (Major Index)         Grade - MF
-------------------------------------------------------------------------------
9/94          9525                   10000                 10000
12/94         9551                   10038                 9985
3/95          10046                  10544                 10418
6/95          10571                  11187                 11104
9/95          10742                  11406                 11331
12/95         11172                  11892                 11867
3/96          10937                  11681                 11588
6/96          10982                  11748                 11629
9/96          11175                  11965                 11842
12/96         11490                  12324                 12223
3/97          11450                  12256                 12134
6/97          11818                  12707                 12571
9/97          12197                  13131                 12999
12/97         12329                  13514                 13302
3/98          12583                  13723                 13491
6/98          12853                  14045                 13788
9/98          13202                  14638                 14188
12/98         13384                  14687                 14257
3/99          13287                  14613                 14171
6/99          13162                  14484                 13976
9/99          13203                  14583                 14040
12/99         13160                  14565                 14015


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
(6.4%)            5.6%                  5.4%


Cumulative Total Return

Since Inception
10/3/94
31.6%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

32

  BOND FUND


GROWTH OF A $10,000 INVESTMENT - Class C Shares

              Touchstone         Lehman Brothers            CDA/Wiesenberger
              Bond               Aggregate Index            Corporate-Investment
              Fund C             (Major Index)              Grade - MF
--------------------------------------------------------------------------------
1/99          10000              10000                      10000
3/99          9910               9949                       9940
6/99          9799               9861                       9803
9/99          9810               9929                       9847
12/99         9759               9917                       9830


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
(2.4%)            (2.4%)


Cumulative Total Return

Since Inception
1/1/99
(2.4%)

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.


GROWTH OF A $10,000 INVESTMENT - Class Y Shares

              Touchstone           Lehman Brothers          CDA/Wiesenberger
              Bond                 Aggregate Index          Corporate-Investment
              Fund Y               (Major Index)            Grade - MF
--------------------------------------------------------------------------------
1/99          10000                10000                    10000
3/99          9935                 9949                     9940
6/99          9848                 9861                     9803
9/99          9889                 9929                     9847
12/99         9856                 9917                     9830


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
(1.4%)            (1.4%)


Cumulative Total Return

Since Inception
1/1/99
(1.4%)

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

33

  BOND FUND


SCHEDULE OF INVESTMENTS

DECEMBER 31, 1999


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

AGENCY FOR INTERNATIONAL DEVELOPMENT BONDS - 3.4%
  CENTRAL AMERICA - 2.1%
$ 120,000  Central America
           International
           Development,
           Series F+        10.00% 12/01/11  $  132,586
  120,000  Central America
           International
           Development,
           Series G+        10.00% 12/01/11     132,586
  120,000  Central America
           International
           Development,
           Series H+        10.00% 12/01/11     132,586
-------------------------------------------------------
                                                397,758
-------------------------------------------------------
  HONDURAS - 1.3%
  100,000  Republic of Honduras
           International
           Development,
           Series C+        13.00% 06/01/06     118,494
  100,000  Republic of Honduras
           International
           Development,
           Series D+        13.00% 06/01/11     133,383
-------------------------------------------------------
                                                251,877
-------------------------------------------------------
TOTAL AGENCY FOR INTERNATIONAL
DEVELOPMENT BONDS (COST $681,852)            $  649,635
-------------------------------------------------------
ASSET-BACKED SECURITIES - 6.8%
  FINANCIAL SERVICES - 6.8%
   28,690  Chase Manhattan
           Grantor Trust,
           Series 1996-A,
           Class A           5.20% 02/15/02   $  28,595
  750,000  Chemical Credit
           Card Master Trust,
           Series 1996-2,
           Class A           5.98% 09/15/08     712,838
   72,833  Navistar Financial
           Corp. Owner Trust,
           Series 1996-A,
           Class A2          6.35% 11/15/02      72,795
  492,133  World Omni Auto
           Lease, Series
           1997-B, Class A3  6.18% 11/25/03     492,015
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $1,345,825)                            $1,306,243
-------------------------------------------------------
CORPORATE BONDS - 40.0%
  BANKING - 3.1%
  225,000  Credit Suisse First
           Boston - London   7.90% 05/01/07  $  214,078
  350,000  First Union       6.55% 10/15/35     332,532
   49,276  Mercantile Safe
           Deposit+        12.125% 01/02/01      49,399
-------------------------------------------------------
                                                596,009
-------------------------------------------------------


  Principal              Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

  BEVERAGES, FOOD & TOBACCO - 2.3%
$ 500,000  Pepsi Bottling,
           144A             5.625% 02/17/09  $  441,478
-------------------------------------------------------
  CHEMICALS - 4.5%
  900,000  Du Pont (E.I.)
           De Nemours       6.875% 10/15/09     870,483
-------------------------------------------------------
  COMMUNICATIONS - 2.6%
  500,000  Harris Corporation
                             6.65% 08/01/06     497,730
-------------------------------------------------------
  ELECTRIC UTILITIES - 2.4%
  500,000  Consumers Energy,
           Series B          6.50% 06/15/18     465,235
-------------------------------------------------------
  ELECTRONICS - 4.9%
1,000,000  Raytheon          5.70% 11/01/03     938,371
-------------------------------------------------------
  FINANCIAL SERVICES - 3.4%
  750,000  Safeco Capital   8.072% 07/15/37     659,612
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 1.4%
  250,000  Georgia-Pacific   9.50% 05/15/22     264,531
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 3.1%
  650,000  Columbia/HCA
           Health            6.73% 07/15/45     604,937
-------------------------------------------------------
  HOUSEHOLD PRODUCTS - 3.6%
  750,000  Owens-Illinois    7.15% 05/15/05     696,290
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.4%
  250,000  News America
           Holdings        10.125% 10/15/12     275,052
-------------------------------------------------------
  OIL & GAS - 1.3%
  250,000  Husky Oil         8.90% 08/15/28     249,649
-------------------------------------------------------
  TELEPHONE SYSTEMS - 2.2%
  400,000  MCI WorldCom     8.875% 01/15/06     417,948
-------------------------------------------------------
  TRANSPORTATION - 3.8%
  750,000  Norfolk Southern  7.35% 05/15/07     733,254
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $8,170,971)                            $7,710,579
-------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 28.8%
  119,271  Federal Home
           Loan Mortgage
           Corporation       6.00% 05/01/09   $ 114,965
  419,767  Federal Home
           Loan Mortgage
           Corporation       6.00% 08/01/10     403,376
   35,889  Federal Home
           Loan Mortgage
           Corporation       6.00% 10/01/10      34,488
1,000,000  Federal National
           Mortgage
           Association       5.75% 04/15/03     970,904
1,223,815  Federal National
           Mortgage
           Association       6.50% 07/01/28   1,153,521
  983,939  Federal National
           Mortgage
           Association       7.00% 08/01/29     951,614


The accompanying notes are an integral part of the financial statements.

34

  BOND FUND

SCHEDULE OF INVESTMENTS CONTINUED

  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

MORTGAGE-BACKED SECURITIES - CONTINUED
$ 342,954  Government
           National Mortgage
           Association       7.00% 06/15/09  $  341,999
  227,027  Government
           National Mortgage
           Association       9.00% 08/15/19     238,338
  279,577  Government
           National Mortgage
           Association       6.50% 01/15/24     265,224
   72,037  Government
           National Mortgage
           Association       7.50% 12/15/27      71,287
  803,018  Government
           National Mortgage
           Association       7.00% 05/15/28     775,999
  242,869  Government
           National Mortgage
           Association       6.50% 09/15/28     228,145
-------------------------------------------------------
TOTAL-MORTGAGE BACKED
SECURITIES (COST $5,805,865)                 $5,549,860
-------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS - 5.2%
  CANADA - 5.2%
1,000,000  Province of
           Ontario          7.375% 01/27/03  $1,010,650
-------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT
OBLIGATIONS (COST $1,081,178)                $1,010,650
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 5.2%
1,000,000  U.S. Treasury
           Note             5.875% 10/31/01  $  993,438
-------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $994,547)                              $  993,438
-------------------------------------------------------


Shares                                           Value
                                               (Note 1)
PREFERRED STOCKS - 4.5%
  ELECTRIC UTILITIES - 2.1%
    9,600  Appalachian Power,
           8.25% Cumulative                  $  213,600
    8,700  Ohio Power, Series A,
           8.16% Cumulative                     193,575
-------------------------------------------------------
                                                407,175
-------------------------------------------------------
  OIL & GAS - 2.4%
   20,000  Transcanada Pipelines,
           8.75% Cumulative                     451,250
-------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $989,416)                              $  858,425
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 93.9%
(COST $19,069,654) (A)                      $18,078,830
CASH AND OTHER ASSETS
NET OF LIABILITIES - 6.1%                     1,177,309
-------------------------------------------------------
NET ASSETS - 100.0%                         $19,256,139
-------------------------------------------------------

Notes to the Schedule of Investments:
  +  Restricted and Board valued security (Note 5).
(a) The aggregate identified cost for federal income tax purposes is $19,069,654, resulting in gross unrealized appreciation and depreciation of $8,172 and $998,996, respectively, and net unrealized depreciation of $990,824.
144A - Security exempt from registration under Rule 144A of Securities Act of
      1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $441,478, or 2.3% of net assets.

The accompanying notes are an integral part of the financial statements.

35

  STANDBY INCOME FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE STANDBY INCOME FUND

The Touchstone Standby Income Fund continued to achieve success in 1999. Fort Washington Investment Advisors, the manager of the Touchstone Standby Income Fund, attributed this to their investment philosophy of sector rotation and trend analysis. The Fund's benchmark, the Merrill Lynch 91-Day Treasury Index, posted a 4.8% return for 1999. The Standby Income Fund achieved a 4.6% return for the year.

Fort Washington began 1999 with a near balanced allocation to the Commercial Paper, corporate bond and ABS markets and an index matched average maturity. As the year concluded, the Fund had a significantly higher Commercial Paper allocation, effectively unwinding the position that had helped them to achieve success in 1998. ABS and corporate spreads, which had reached historically wide levels in 1998, began to tighten adding to the Fund's total return. This, coupled with the increasing likelihood that the Federal Reserve was becoming more hostile to the bond market, caused Fort Washington to shorten duration and seek the liquidity provided by the Commercial Paper market.

Fort Washington's defensive posture allowed the success to continue into 1999, even as the bond market experienced its second worst year ever. The Fund's 4.6% return again placed the Touchstone Standby Income Fund in the top quartile of the Morningstar Ultra Short Index.


GROWTH OF A $10,000 INVESTMENT

                                          Merrill Lynch                     30-Day
             Touchstone                   91-Day                            Money Market                   Smith Barney
             Standby Income               Treasury Index                    Yield Index                    3-Month
             Fund*                        (Major Index)                     (Minor Index)                  Treasury Bill
------------------------------------------------------------------------------------------------------------------------
9/94         10000                        10000                             10000                          10000
12/94        10115                        10133                             10117                          10130
3/95         10248                        10285                             10254                          10272
6/95         10400                        10439                             10396                          10422
9/95         10527                        10588                             10535                          10569
12/95        10692                        10744                             10673                          10713
3/96         10804                        10876                             10805                          10851
6/96         10937                        11016                             10934                          10988
9/96         11078                        11168                             11066                          11132
12/96        11206                        11314                             11201                          11276
3/97         11346                        11458                             11336                          11419
6/97         11492                        11614                             11478                          11566
9/97         11646                        11769                             11623                          11716
12/97        11792                        11917                             11770                          11868
3/98         11950                        12072                             11914                          12021
6/98         12103                        12227                             12064                          12173
9/98         12273                        12401                             12216                          12327
12/98        12440                        12540                             12358                          12468
3/99         12579                        12673                             12494                          12485
6/99         12708                        12822                             12629                          12622
9/99         12845                        12984                             12773                          12766
12/99        13007                        13146                             12930                          12926


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
4.6%              5.2%                  5.1%


Cumulative Total Return

Since Inception
10/3/94
30.1%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

36

  STANDBY INCOME FUND


SCHEDULE OF INVESTMENTS


DECEMBER 31, 1999



  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

ASSET-BACKED SECURITIES - 12.9%
$ 252,317  Auto Finance Group
           Receivables Trust,
           Series 1997-A,
           Class A           6.35% 10/15/02  $  251,540
  325,681  Auto Finance Group
           Receivables Trust,
           Series 1997-B,
           Class A           6.20% 02/15/03     323,782
  247,281  Capital Asset
           Research Funding,
           Series 1998-A,
           Class A, 144A    5.905% 12/15/05     247,976
  500,000  Chase Credit Card
           Master Trust,
           Series 1998-6,
           Class B (a)      6.973% 09/15/04     501,175
  540,000  Citibank Credit Card
           Master Trust,
           Series 1997-3,
           Class A          6.839% 02/10/04     539,341
  410,756  Mellon Auto
           Grantor Trust,
           Series 1999-1,
           Class B           5.76% 10/17/05     405,527
   18,832  Newcourt Equipment
           Trust Securities,
           Series 1998-1,
           Class A2          5.17% 09/20/00      18,832
  406,539  Onyx Acceptance
           Auto Trust, Series
           1998-1, Class A   5.95% 07/15/04     402,941
  172,246  Summit Acceptance
           Auto Trust,
           Series 1996-A,
           Class A1, 144A    7.01% 07/15/02     172,784
  255,840  UCFC Home
           Equity Loan,
           Series 1998-D,
           Class AF1        6.105% 04/15/13     254,878
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $3,134,708)                            $3,118,776
-------------------------------------------------------
COMMERCIAL PAPER - 63.3%
1,000,000  Centennial Energy
           Holdings,
           Sec. 4(2)         7.20% 01/21/00  $  995,000
1,000,000  Consolidated
           Natural Gas       7.05% 01/21/00     995,104
  520,000  Consolidation
           Coal              6.43% 01/21/00     515,170
7,550,000  Inter-American
           Development
           Bank              5.78%            7,530,603
1,000,000  Merrill Lynch     6.37% 01/31/00     993,807
1,000,000  PHH               7.15% 01/21/00     995,035


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

COMMERCIAL PAPER - CONTINUED
$ 570,000  Popular North
           America           6.30% 01/24/00 $   564,713
  565,000  South Carolina
           Electric & Gas    6.60% 02/01/00     560,857
  600,000  Tandy             6.45% 02/08/00     595,378
1,000,000  Toyota Credit
           (Puerto Rico)     6.55% 01/20/00     995,633
  570,000  UOP, Sec. 4(2)    6.75% 01/28/00     564,443
-------------------------------------------------------
TOTAL COMMERCIAL PAPER
(COST $15,305,743)                          $15,305,743
-------------------------------------------------------
CORPORATE BONDS - 14.8%
  BANKING - 4.6%
  570,000  MBNA, MTN (a)     6.58% 07/07/03 $   564,784
  540,000  Popular, Series 3,
           MTN               6.40% 08/25/00     538,560
-------------------------------------------------------
                                              1,103,344
-------------------------------------------------------
  ELECTRIC UTILITIES - 2.1%
  500,000  SCANA,
           MTN (a)          6.813% 07/14/00     499,863
-------------------------------------------------------
  FINANCIAL SERVICES - 2.1%
  500,000  Potomac Capital
           Investment,
           144A              7.55% 11/19/01     501,257
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 0.6%
  150,000  Cox
           Communications   6.375% 06/15/00     150,148
-------------------------------------------------------
  REAL ESTATE - 2.1%
  500,000  Federal Realty
           Investment Trust,
           REIT             8.875% 01/15/00     500,253
-------------------------------------------------------
  RESTAURANTS - 1.0%
  239,000  ARA Services    10.625% 08/01/00     242,061
-------------------------------------------------------
  RETAILERS - 2.3%
  550,000  Dayton Hudson    10.00% 12/01/00     565,089
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $3,592,162)                           $ 3,562,015
-------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.5%
  600,000  Federal Home
           Loan Bank         5.73% 01/14/00 $   597,326
  500,000  Federal Home
           Loan Mortgage
           Corportation,
           Series UB         6.00% 11/15/08     493,195
-------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (COST $1,100,764)               $ 1,090,521
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 95.5%
(COST $23,133,377) (B)                      $23,077,055
CASH AND OTHER ASSETS
NET OF LIABILITIES - 4.5%                     1,084,721
-------------------------------------------------------
NET ASSETS - 100.0%                         $24,161,776
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

37

  STANDBY INCOME FUND

SCHEDULE OF INVESTMENTS CONTINUED




Notes to the Schedule of Investments:

(a) Interest rate shown reflects current rate on instrument with variable rate.
(b) The aggregate identified cost for federal income tax purposes is $23,133,377, resulting in gross unrealized appreciation and depreciation of $3,650 and $59,972, respectively, and net unrealized depreciation of $56,322.
144A - Security exempt from registration under Rule 144A of Securities Act of
       1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $922,017, or 3.8% of net assets.

Sec. 4(2) - Securities offered pursuant to Section 4(2) of the Securities Act of
            1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. At December 31, 1999, these securities were valued at $1,559,443, or 6.5% of net assets.
MTN - Medium Term Note
REIT - Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

38

  TOUCHSTONE SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES
                                                             DECEMBER 31, 1999

                    TOUCHSTONE    TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE                               TOUCHSTONE
                     EMERGING    INTERNATIONAL    INCOME        VALUE       GROWTH &     TOUCHSTONE   TOUCHSTONE      STANDBY
                      GROWTH        EQUITY      OPPORTUNITY     PLUS         INCOME       BALANCED       BOND         INCOME
                       FUND          FUND          FUND         FUND          FUND          FUND         FUND         FUND(E)
ASSETS:
Investments, at value
   (Note1)(a)       $14,297,997  $15,393,299    $8,023,032   $31,286,783  $35,584,213    $6,735,888   $18,078,830  $23,077,055
Cash                    332,115           --        39,203     1,142,975      684,758       320,743       880,807      903,916
Foreign currency (b)         --           --            --            --           --         2,391            --           --
Receivables for:
   Investments sold      22,738      142,567            --            --           --            --            --           --
   Fund shares sold       1,416        2,455           324            43          780           624             6           --
   Dividends              6,882        4,672            --        33,720       63,622         1,625        17,590           --
   Foreign tax reclaims      --        9,390            --           367        3,455            --         1,094           --
   Interest               2,556        1,017       230,899         5,983        3,475        35,096       247,247      100,729
Unrealized appreciation
   on foreign forward
   currency contracts        --           --            --            --           --           326            --           --
Receivable from
   Investment
   Advisor (Note 6)      94,851      168,044       164,514            --           --       152,264       120,542      111,499
------------------------------------------------------------------------------------------------------------------------------
     Total assets    14,758,555   15,721,444     8,457,972    32,469,871   36,340,303     7,248,957    19,346,116   24,193,199
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments
   purchased              1,730      142,185            --            --           --            --            --           --
   Fund shares
   redeemed               6,947        1,005         8,471            --        2,342         2,185           500        2,059
Unrealized depreciation
   on foreign forward
   currency contracts        --        1,049            --            --           --            --            --           --
Payable to Investment
   Advisor (Note 6)          --           --            --        68,346       96,816            --            --           --
Other accrued expenses   42,177       59,038        43,353        45,524      110,327        37,159        89,477       29,364
------------------------------------------------------------------------------------------------------------------------------
    Total liabilities    50,854      203,277        51,824       113,870      209,485        39,344        89,977       31,423
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS(C)       $14,707,701  $15,518,167    $8,406,148   $32,356,001  $36,130,818    $7,209,613   $19,256,139  $24,161,776
------------------------------------------------------------------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE, REDEMPTION VALUE AND OFFERING PRICE PER SHARE:
Net assets
  - Class A         $10,743,308  $ 9,043,060    $5,329,689   $31,807,545  $12,573,988    $4,248,477   $ 4,309,853  $24,161,776
Shares outstanding
  - Class A             633,546      547,386       778,365     2,702,538      871,043       356,241       455,338    2,445,173
Net asset value and
   redemption price per
   share -
   Class A          $     16.96   $    16.52    $     6.85   $     11.77  $     14.44    $    11.93   $      9.47  $      9.88
Offering price per share
   - Class A (d)    $     17.99   $    17.53    $     7.19   $     12.49  $     15.32    $    12.66   $      9.94  $      9.88
Net assets
  - Class C         $ 3,964,393   $6,475,107    $3,076,459   $   548,456  $ 2,108,577    $2,961,136   $   997,953  $        --
Shares outstanding
   - Class C            243,392      406,736       463,383        47,763      159,131       257,042       109,081           --
Net asset value, offering
   price and redemption
   price per share
   - Class C        $     16.29   $    15.92    $     6.64   $     11.48  $     13.25     $   11.52   $      9.15  $        --
Net assets
   - Class Y        $        --   $       --    $       --   $        --  $21,448,253     $      --   $13,948,333  $        --
Shares outstanding
   - Class Y                 --           --            --            --    1,074,730            --     1,067,830           --
Net asset value, offering
   price and redemption
   price per share
   - Class Y        $        --   $       --    $       --   $        --  $     19.96     $      --   $     13.06  $        --
------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of
     investments
     of:            $10,763,136  $11,753,613    $8,063,401   $27,959,720  $35,784,363    $6,754,213   $19,069,654  $23,133,377
(b)  Cost of foreign
     currency of:   $        --  $        --    $       --   $        --  $        --    $    2,367   $        --  $        --
(c)  See the Statement of Changes in Net Assets for components of net assets.
(d)  The offering price per share is calculated as follows: Net Asset Value Per Share/(1-maximum sales load).
(e)  The Fund does not offer classes of shares. All Fund information is shown in the spaces corresponding to Class A.

The accompanying notes are an integral part of the financial statements.

39

  TOUCHSTONE SERIES TRUST


STATEMENTS OF OPERATIONS
                                            FOR THE YEAR ENDED DECEMBER 31, 1999



                    TOUCHSTONE    TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE                               TOUCHSTONE
                     EMERGING    INTERNATIONAL    INCOME        VALUE       GROWTH &     TOUCHSTONE   TOUCHSTONE      STANDBY
                      GROWTH        EQUITY      OPPORTUNITY     PLUS         INCOME       BALANCED       BOND         INCOME
                       FUND          FUND          FUND         FUND          FUND          FUND         FUND          FUND
INVESTMENT INCOME
(NOTE 1):
Interest income      $   29,477   $   12,301    $1,108,296    $   55,207   $   25,966    $  204,810    $1,261,883   $  709,187
Dividend income(a)       70,954      175,337            --       359,297      866,148        49,724        86,248           --
------------------------------------------------------------------------------------------------------------------------------
   Total investment
   income               100,431      187,638     1,108,296       414,504      892,114       254,534     1,348,131      709,187
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory
   fees (Note 3)         96,269      117,039        59,613       224,988      305,915        59,339       108,553       28,605
Sponsor fees (Note 3)    24,067       24,640        18,342        59,997       76,479        14,835        39,474       22,884
Custody, administration
   and fund accounting
   fees                  87,024      168,151        88,315        89,091      122,537        83,985       104,707       69,820
Transfer agent fees      95,027       92,283        94,610        58,906      103,972        88,008        75,287       65,195
Registration fees        16,660       23,623        22,123        25,029       22,299        22,965        20,949       14,511
Professional fees        11,638       11,406        12,608        19,383       22,951         9,891        15,018       10,203
Printing fees            24,855       28,768        23,797        48,287       51,569        19,285        22,974       24,749
Trustee fees                978          956         1,259         1,938        3,077           890         1,635        1,170
Distribution fees
   - Class A             21,608       17,648        14,568        73,078       34,869        10,887        11,783           --
Distribution fees
   - Class C             32,920       51,644        32,752         5,161       24,394        30,290        10,142           --
Amortization of
   organization costs     7,393        7,393         7,393            --        7,393         7,393         7,393        9,789
Miscellaneous             1,698        1,773         1,536         4,004        2,641         1,169           887        1,631
------------------------------------------------------------------------------------------------------------------------------
   Total expenses       420,137      545,324       376,916       609,862      778,096       348,937       418,802      248,557
   Reimbursement
   or waiver from
   Investment
   Advisor
   (Note 6)            (215,188)    (309,722)     (242,471)     (216,639)    (317,320)     (226,438)     (268,587)    (162,742)
-------------------------------------------------------------------------------------------------------------------------------
   Net expenses         204,949      235,602       134,445       393,223      460,776       122,499       150,215       85,815
-------------------------------------------------------------------------------------------------------------------------------
Net investment
   income (loss)       (104,518)     (47,964)      973,851        21,281      431,338       132,035     1,197,916      623,372
-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
   Investments        2,394,962    2,822,986    (3,040,680)    2,709,639      128,669       637,223      (347,955)     (46,908)
   Foreign currency
   transactions              --      (58,523)           --            --           --        (7,726)           --           --
-------------------------------------------------------------------------------------------------------------------------------
                      2,394,962    2,764,463    (3,040,680)    2,709,639      128,669       629,497      (347,955)     (46,908)
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
   Investments        2,521,564    1,714,220     2,175,422     1,607,624      524,230      (106,165)   (1,153,862)     (58,658)
   Foreign currency
   translations              --       (1,369)           --            --           --           563            --           --
-------------------------------------------------------------------------------------------------------------------------------
                      2,521,564    1,712,851     2,175,422     1,607,624      524,230      (105,602)   (1,153,862)     (58,658)
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND
   UNREALIZED
   GAIN (LOSS):       4,916,526    4,477,314      (865,258)    4,317,263      652,899       523,895    (1,501,817)    (105,566)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS        $4,812,008   $4,429,350    $  108,593    $4,338,544   $1,084,237    $  655,930    $ (303,901)  $  517,806
-------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax
     withholding of: $       --   $   17,180    $       --    $    1,830   $    2,936    $      368    $       --   $       --


The accompanying notes are an integral part of the financial statements.

40

  TOUCHSTONE SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
                                                  TOUCHSTONE EMERGING    TOUCHSTONE INTERNATIONAL     TOUCHSTONE INCOME
                                                       GROWTH FUND              EQUITY FUND           OPPORTUNITY FUND
                                               --------------------------------------------------------------------------------
                                                   FOR THE     FOR THE      FOR THE      FOR THE      FOR THE     FOR THE
                                                 YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                    1999        1998         1999         1998         1999        1998
OPERATIONS:
   Net investment income (loss)                 $ (104,518)  $  (27,765) $  (47,964)  $   (1,691)  $  973,851  $  714,488
   Net realized gain (loss)                      2,394,962      363,157   2,764,463      345,939   (3,040,680)   (670,556)
   Net change in unrealized appreciation
         (depreciation)                          2,521,564     (340,021)  1,712,851      643,481    2,175,422  (1,110,683)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
         from operations                         4,812,008       (4,629)  4,429,350      987,729      108,593  (1,066,751)
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
         Class A                                        --           --     (16,101)      (6,819)    (634,236)   (727,740)
         Class C                                        --           --          --           --     (341,850)         --
         Class Y                                        --           --          --           --           --          --
   Realized capital gains
         Class A                                (1,429,950)    (407,884)   (690,064)    (373,319)          --          --
         Class C                                  (532,042)          --    (511,346)          --           --          --
         Class Y                                        --           --          --           --           --          --
   Distributions in excess of net investment income
         Class A                                        --           --     (14,483)     (20,277)     (81,498)         --
         Class C                                        --           --          --           --      (45,806)         --
         Class Y                                        --           --          --           --           --          --
   Distributions in excess of realized capital gains
         Class A                                        --      (50,275)         --           --           --          --
         Class C                                        --           --          --           --           --          --
         Class Y                                        --           --          --           --           --          --
   Return of capital distributions
         Class A                                        --           --          --           --           --     (56,290)
         Class C                                        --           --          --           --           --          --
         Class Y                                        --           --          --           --           --          --
-------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions            (1,961,992)    (458,159) (1,231,994)    (400,415)  (1,103,390)   (784,030)
-------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
   Capital Contribution - Class C (Note 7)       3,284,020           --   5,226,105           --    3,798,163          --
   Capital Contribution - Class Y (Note 7)              --           --          --           --           --          --
   Proceeds from shares sold                     1,738,718    5,012,537   1,242,946    1,630,252    1,334,627   3,476,133
   Reinvestment of dividends and distributions   1,716,110      418,391   1,227,418      398,640      942,415     623,322
   Cost of shares redeemed                      (3,216,309)  (1,581,667) (2,251,174)    (501,457)  (3,332,584) (2,599,216)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share
         transactions                            3,522,539    3,849,261   5,445,295    1,527,435    2,742,621   1,500,239
-------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets       6,372,555    3,386,473   8,642,651    2,114,749    1,747,824    (350,542)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                           8,335,146    4,948,673   6,875,516    4,760,767    6,658,324   7,008,866
-------------------------------------------------------------------------------------------------------------------------------
   End of period                               $14,707,701   $8,335,146 $15,518,167   $6,875,516  $ 8,406,148  $6,658,324
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                             $10,901,854   $7,715,214 $10,442,829   $5,804,081  $13,013,011  $8,978,000
   Undistributed (distributions in excess of)
         net investment income                          --           --      35,589      (32,893)    (117,424)         --
   Accumulated net realized gain (loss)            270,986      (47,580)  1,400,906       27,664   (4,449,070)   (909,681)
   Net unrealized appreciation (depreciation)    3,534,861      667,512   3,638,843    1,076,664      (40,369) (1,409,995)
-------------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding $14,707,701   $8,335,146 $15,518,167   $6,875,516  $ 8,406,148  $6,658,324
-------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations: The Fund commenced operations on May 1, 1998.
(b) The Fund does not offer classes of shares. All Fund information is shown in the spaces corresponding to Class A.

The accompanying notes are an integral part of the financial statements.

41

  TOUCHSTONE SERIES TRUST

                                                            TOUCHSTONE VALUE          TOUCHSTONE GROWTH            TOUCHSTONE
                                                                PLUS FUND                & INCOME FUND            BALANCED FUND
                                                       -----------------------------------------------------------------------------
                                                           FOR THE      FOR THE       FOR THE     FOR THE      FOR THE      FOR THE
                                                         YEAR ENDED PERIOD ENDED(A) YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED
                                                        DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER
                                                            1999         1998          1999        1998         1999       31, 1998
OPERATIONS:
   Net investment income (loss)                         $   21,281  $   40,182    $  431,338   $  181,174   $  132,035  $   88,739
   Net realized gain (loss)                              2,709,639    (608,840)      128,669      220,365      629,497     225,430
   Net change in unrealized appreciation
         (depreciation)                                  1,607,624   1,699,825       524,230     (338,911)    (105,602)   (183,060)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
         from operations                                 4,338,544   1,131,167     1,084,237       62,628      655,930     131,109
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
         Class A                                           (33,255)    (40,182)     (165,297)    (183,340)    (105,330)    (93,863)
         Class C                                                --          --        (7,313)          --      (36,471)         --
         Class Y                                                --          --      (261,137)          --           --          --
   Realized capital gains
         Class A                                          (638,617)         --       (24,828)    (304,181)    (324,326)   (185,895)
         Class C                                           (11,183)         --        (4,407)          --     (232,046)         --
         Class Y                                                --          --       (30,551)          --           --          --
   Distributions in excess of net investment income
         Class A                                                --          --        (2,012)      (6,836)          --     (11,391)
         Class C                                                --          --           (89)          --           --          --
         Class Y                                                --          --        (3,179)          --           --          --
   Distributions in excess of realized capital gains
         Class A                                                --          --            --      (70,773)          --          --
         Class C                                                --          --            --           --           --          --
         Class Y                                                --          --            --           --           --          --
   Return of capital distributions
         Class A                                                --      (3,702)     (969,080)     (13,429)          --          --
         Class C                                                --          --      (171,468)          --           --          --
         Class Y                                                --          --    (1,193,905)          --           --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                     (683,055)    (43,884)   (2,833,266)    (578,559)    (698,173)   (291,149)
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
   Capital Contribution - Class C (Note 7)                 318,185          --     2,753,186           --    3,339,459          --
   Capital Contribution - Class Y (Note 7)                      --          --    20,868,632           --           --          --
   Proceeds from shares sold                             1,447,308  25,939,165     1,928,120   13,903,526      765,540   2,065,886
   Reinvestment of dividends and distributions             674,160      43,452     2,824,251      569,460      695,607     286,919
   Cost of shares redeemed                                (806,675)     (2,366)   (5,755,291)  (4,676,332)  (2,184,837)   (872,443)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions       1,632,978  25,980,251    22,618,898    9,796,654    2,615,769   1,480,362
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets               5,288,467  27,067,534    20,869,869    9,280,723    2,573,526   1,320,322
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                 $27,067,534 $        --   $15,260,949  $ 5,980,226   $4,636,087  $3,315,765
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                       $32,356,001 $27,067,534   $36,130,818  $15,260,949   $7,209,613  $4,636,087
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:                                 $27,595,607 $25,976,551   $36,332,300  $15,278,502   $7,083,151  $4,521,372
   Paid-in capital
   Undistributed (distributions in excess of)
         net investment income                                  --          --         1,598           --       (3,313)      1,963
   Accumulated net realized gain (loss)                  1,433,331    (608,842)       (2,930)     (66,551)     149,136      74,357
   Net unrealized appreciation (depreciation)            3,327,063   1,699,825      (200,150)      48,998      (19,361)     38,395
------------------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding         $32,356,001 $27,067,534   $36,130,818  $15,260,949   $7,209,613  $4,636,087


                                                           TOUCHSTONE            TOUCHSTONE STANDBY
                                                            BOND FUND              INCOME FUND(B)
                                                   ----------------------------------------------------
                                                        FOR THE     FOR THE      FOR THE      FOR THE
                                                     YEAR ENDED    YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                    DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                           1999        1998         1999         1998
OPERATIONS:
   Net investment income (loss)                    $ 1,197,916   $  218,403  $  623,372   $  536,968
   Net realized gain (loss)                           (347,955)      66,845     (46,908)      15,437
   Net change in unrealized appreciation
         (depreciation)                             (1,153,862)      37,207     (58,658)       2,467
------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
         from operations                              (303,901)     322,455     517,806      554,872
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
         Class A                                      (314,128)    (219,500)   (626,405)    (541,711)
         Class C                                       (63,775)          --          --           --
         Class Y                                      (832,231)          --          --           --
   Realized capital gains
         Class A                                           (31)     (53,127)         --       (2,087)
         Class C                                            (7)          --          --           --
         Class Y                                           (73)          --          --           --
   Distributions in excess of net investment income
         Class A                                        (1,716)      (4,091)         --           --
         Class C                                          (348)          --          --           --
         Class Y                                        (4,547)          --          --           --
   Distributions in excess of realized capital gain
         Class A                                            --           --          --           --
         Class C                                            --           --          --           --
         Class Y                                            --           --          --           --
   Return of capital distributions
         Class A                                       (33,705)          --          --           --
         Class C                                        (8,180)          --          --           --
         Class Y                                       (78,615)          --          --           --
----------------------------------------------------------------------------------------------------
   Total dividends and distributions               (1,337,356)    (276,718)   (626,405)    (543,798)
----------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
   Capital Contribution - Class C (Note 7)           1,139,586           --          --           --
   Capital Contribution - Class Y (Note 7)          14,150,014           --          --           --
   Proceeds from shares sold                         1,713,920    4,527,950  15,760,941    8,443,462
   Reinvestment of dividends and distributions       1,327,271      271,637     623,651      543,405
   Cost of shares redeemed                          (2,356,902)  (1,606,439) (3,371,225)  (6,343,864)
----------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions  15,973,889    3,193,148  13,013,367    2,643,003
----------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets          14,332,632    3,238,885  12,904,768    2,654,077
----------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                             $ 4,923,507   $1,684,622 $11,257,008  $ 8,602,931
----------------------------------------------------------------------------------------------------
   End of period                                   $19,256,139   $4,923,507 $24,161,776  $11,257,008
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:                             $20,599,903   $4,840,284 $24,249,371  $11,238,577
   Paid-in capital
   Undistributed (distributions in excess of)
         net investment income                              --        3,657      16,536        7,490
   Accumulated net realized gain (loss)               (352,940)      10,547     (47,809)       8,605
   Net unrealized appreciation (depreciation)         (990,824)      69,019     (56,322)       2,336
----------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding     $19,256,139   $4,923,507 $24,161,776  $11,257,008

42

FINANCIAL HIGHLIGHTS

TOUCHSTONE SERIES TRUST


CLASS A
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                   TOUCHSTONE EMERGING GROWTH FUND
                                                                       -------------------------------------------------------------
                                                                         FOR THE     FOR THE      FOR THE     FOR THE      FOR THE
                                                                       YEAR ENDED PERIOD ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                                        12/31/99    12/31/98     12/31/97      12/31/96  12/31/95
Net asset value, beginning of period                                   $  13.40      $13.85       $11.55        $11.52    $10.11
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (0.09)      (0.04)       (0.03)         0.01     (0.01)
Net realized and unrealized gain (loss) on investments                     6.18        0.37         3.71          1.20      2.29
----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                        6.09        0.33         3.68          1.21      2.28
----------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     --          --           --         (0.01)    (0.03)
   Realized capital gains                                                 (2.53)      (0.78)       (1.38)        (1.17)    (0.84)
   Return of capital                                                         --          --           --            --        --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                         (2.53)      (0.78)       (1.38)        (1.18)    (0.87)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  16.96     $13.40        $13.85        $11.55    $11.52
----------------------------------------------------------------------------------------------------------------------------------
   Total return(a)                                                        45.85%      2.57%        32.20%        10.56%    22.56%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                     $ 10,743     $8,335        $4,949        $2,873    $2,520
Ratios to average net assets:
   Expenses (b)                                                            1.50%      1.50%         1.50%         1.50%     1.50%
   Net investment income (loss)                                           (0.66)%    (0.41)%       (0.30)%       (0.12)%   (0.05)%
Portfolio turnover                                                           97%        78%          101%          117%      109%
----------------------------------------------------------------------------------------------------------------------------------


(a) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b) If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                           3.29%      4.11%         5.94%         6.58%     7.09%
(c)  Amount rounds to less than $0.01.


The accompanying notes are an integral part of the financial statements.

43

TOUCHSTONE SERIES TRUST

                                                                                TOUCHSTONE INTERNATIONAL EQUITY FUND
                                                                       -------------------------------------------------------------
                                                                           FOR THE     FOR THE    FOR THE     FOR THE      FOR THE
                                                                        YEAR ENDED  PERIOD ENDED YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                                        12/31/99      12/31/98    12/31/97    12/31/96     12/31/95
Net asset value, beginning of period                                    $12.89         $11.41     $10.63      $ 9.58       $ 9.12
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              0.00(c)        0.00(c)    0.02        0.05         0.21
Net realized and unrealized gain (loss) on investments                    5.06           2.27       1.64        1.06         0.47
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                       5.06           2.27       1.66        1.11         0.68
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (0.06)         (0.05)     (0.02)      (0.06)       (0.22)
   Realized capital gains                                                (1.37)         (0.74)     (0.86)         --           --
   Return of capital                                                        --             --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                        (1.43)         (0.79)     (0.88)      (0.06)       (0.22)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $16.52         $12.89     $11.41      $10.63      $  9.58
------------------------------------------------------------------------------------------------------------------------------------
   Total return(a)                                                       39.50%         19.94%     15.57%      11.61%        5.29%
RATIOS AND SUPPLEMENTAL DATA:                                          -------------------------------------------------------------
Net assets at end of period (000s)                                      $9,043         $6,876     $4,761      $3,449      $ 2,617
Ratios to average net assets:
   Expenses (b)                                                           1.60%          1.60%      1.60%       1.60%        1.60%
   Net investment income (loss)                                          (0.08)%        (0.03)%     0.17%       0.42%        0.11%
Portfolio turnover                                                         155%           138%       151%         86%          90%
------------------------------------------------------------------------------------------------------------------------------------

(a) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b) If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets assets would have been as follows:
                                                                          4.11%          5.18%      7.07%       6.63%        7.30%
(c)  Amount rounds to less than $0.01.

                                                                                     TOUCHSTONE INCOME OPPORTUNITY FUND
                                                                   ----------------------------------------------------------------
                                                                         FOR THE     FOR THE     FOR THE      FOR THE      FOR THE
                                                                       YEAR ENDED PERIOD ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                                         12/31/99    12/31/98     12/31/97     12/31/96     12/31/95
Net asset value, beginning of period                                    $ 7.63      $ 9.89        $10.90      $ 9.83       $ 9.08
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              0.80        0.90          1.24        1.12         1.19
Net realized and unrealized gain (loss) on investments                   (0.68)      (2.18)        (0.23)       1.38         0.77
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                       0.12       (1.28)         1.01        2.50         1.96
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (0.90)      (0.91)        (1.22)      (1.12)       (1.21)
   Realized capital gains                                                   --          --         (0.80)      (0.31)          --
   Return of capital                                                        --       (0.07)           --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                        (0.90)      (0.98)        (2.02)      (1.43)       (1.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 6.85      $ 7.63        $ 9.89      $10.90       $ 9.83
------------------------------------------------------------------------------------------------------------------------------------
   Total return(a)                                                        1.16%     (13.77)%        9.49%      26.66%       23.19%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                      $5,330      $6,658        $7,009      $4,579       $1,369
Ratios to average net assets:
   Expenses (b)                                                           1.20%       1.20%         1.20%       1.20%        1.20%
   Net investment income (loss)                                          10.90%      10.02%        11.19%      11.29%       12.42%
Portfolio turnover                                                         227%        283%          270%        222%         120%
------------------------------------------------------------------------------------------------------------------------------------

(a) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b) If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets assets would have been as follows:
                                                                          3.84%       3.77%         4.07%       6.74%       11.03%
(c)  Amount rounds to less than $0.01.

44

  TOUCHSTONE SERIES TRUST

FINANCIAL HIGHLIGHTS

CLASS A - CONTINUED
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                                   TOUCHSTONE VALUE PLUS FUND(A)
                                                                                                   ----------------------------
                                                                                                        FOR THE      FOR THE
                                                                                                      YEAR ENDED  PERIOD ENDED
                                                                                                       12/31/99     12/31/98
Net asset value, beginning of period                                                                      $ 10.41    $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                                                 0.01       0.02
Net realized and unrealized gain (loss) on investments                                                       1.60       0.41
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                                          1.61       0.43
---------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                                    (0.01)     (0.02)
   Realized capital gains                                                                                   (0.24)       --
   Return of capital                                                                                           --       0.00(e)
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                                           (0.25)     (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                            $ 11.77    $ 10.41
---------------------------------------------------------------------------------------------------------------------------------
   Total return(b)                                                                                          15.51%      4.29%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                                                        $31,808    $27,068
Ratios to average net assets:
   Expenses(c)                                                                                               1.30%      1.30%(d)
   Net investment income (loss)                                                                              0.08%      0.25%(d)
Portfolio turnover                                                                                             60%        34%
---------------------------------------------------------------------------------------------------------------------------------



(a)  The Fund commenced operations on May 1, 1998.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                                                             2.02%     2.25%(d)
(d)  Ratios are annualized.
(e)  Amount rounds to less than $0.01.
(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.


The accompanying notes are an integral part of the financial statements.


45

  TOUCHSTONE SERIES TRUST

                                                                   TOUCHSTONE GROWTH & INCOME FUND
                                                           ----------------------------------------------------------
                                                                 FOR THE    FOR THE    FOR THE    FOR THE    FOR THE
                                                               YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                                                12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
Net asset value, beginning of period                            $ 15.47    $ 15.06    $14.03     $13.14     $10.02
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       0.17       0.19      0.09       0.12       0.05
Net realized and unrealized gain (loss) on investments             0.21       0.84(f)   2.78       2.12       3.46
--------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                0.38       1.03      2.87       2.24       3.51
--------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          (0.20)     (0.20)    (0.11)     (0.12)     (0.16)
   Realized capital gains                                         (0.03)     (0.40)    (1.73)     (1.23)     (0.23)
   Return of capital                                              (1.18)     (0.02)       --         --         --
--------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                 (1.41)     (0.62)    (1.84)     (1.35)     (0.39)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 14.44    $ 15.47    $15.06     $14.03     $13.14
--------------------------------------------------------------------------------------------------------------------------
   Total return(b)                                                 2.53%      6.87%    20.70%     16.95%     35.14%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                              $12,574    $15,261    $5,980     $3,659     $1,500
Ratios to average net assets:
   Expenses(c)                                                     1.30%      1.30%     1.30%      1.30%      1.30%
   Net investment income (loss)                                    1.04%      1.50%     0.67%      0.55%      0.56%
Portfolio turnover                                                  66%         64%      170%        92%       102%
--------------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on May 1, 1998.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                    2.13%      2.70%     4.34%      5.31%     16.35%
(d)  Ratios are annualized.
(e)  Amount rounds to less than $0.01.
(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.



                                                                        TOUCHSTONE BALANCED FUND
                                                            ------------------------------------------------------
                                                              FOR THE    FOR THE    FOR THE    FOR THE    FOR THE
                                                             YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                                              12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
Net asset value, beginning of period                          $12.09     $12.42     $12.48     $11.34     $ 9.97
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.27       0.25       0.27       0.30       0.31
Net realized and unrealized gain (loss) on investments          0.76       0.23       2.09       1.59       1.99
------------------------------------------------------------------------------------------------------------------
   Total from investment operations                             1.03       0.48       2.36       1.89       2.30
------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.31)     (0.30)     (0.30)     (0.30)     (0.33)
   Realized capital gains                                      (0.88)     (0.51)     (2.12)     (0.45)     (0.60)
   Return of capital                                              --         --         --         --         --
------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (1.19)     (0.81)     (2.42)     (0.75)     (0.93)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $11.93     $12.09     $12.42     $12.48     $11.34
------------------------------------------------------------------------------------------------------------------
   Total return(b)                                              9.61%      3.98%     19.25%     16.86%     23.24%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                            $4,248     $4,636     $3,316     $2,085     $1,502
Ratios to average net assets:
   Expenses(c)                                                  1.35%      1.35%      1.35%      1.35%      1.35%
   Net investment income (loss)                                 2.09%      2.11%      2.07%      2.19%      2.39%
Portfolio turnover                                                70%        59%       120%        88%       121%
------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on May 1, 1998.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                4.40%      4.93%      7.53%      8.52%      9.83%
(d)  Ratios are annualized.
(e)  Amount rounds to less than $0.01.
(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

46

  TOUCHSTONE SERIES TRUST


FINANCIAL HIGHLIGHTS

CLASS A - CONTINUED
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                             TOUCHSTONE BOND FUND
                                                                     ------------------------------------------------------------
                                                                               FOR THE   FOR THE    FOR THE    FOR THE   FOR THE
                                                                             YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                                                               12/31/99  12/31/98   12/31/97   12/31/96  12/31/95
Net asset value, beginning of period                                           $10.39     $10.22    $10.17    $10.61    $ 9.88
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     0.59       0.55      0.61      0.71      0.56
Net realized and unrealized gain (loss) on investments                          (0.76)      0.30      0.11     (0.43)     1.07
----------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                       (0.17)      0.85      0.72      0.28      1.63
----------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        (0.68)     (0.57)    (0.66)    (0.70)    (0.86)
   Realized capital gains                                                       --         (0.11)    (0.01)    (0.02)    (0.04)
   Return of capital                                                            (0.07)     --        --        --        --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                               (0.75)     (0.68)    (0.67)    (0.72)    (0.90)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 9.47     $10.39    $10.22    $10.17    $10.61
----------------------------------------------------------------------------------------------------------------------------------
         Total return(a)                                                        (1.68)%     8.56%     7.30%     2.85%    16.95%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                             $4,310     $4,924    $1,685    $  821     $ 523
Ratios to average net assets:
   Expenses(b)                                                                   0.90%      0.90%     0.90%     0.90%     0.90%
   Net investment income (loss)                                                  5.92%      5.68%     6.08%     6.01%     6.21%
Portfolio turnover                                                                 57%       170%       88%       64%       78%
----------------------------------------------------------------------------------------------------------------------------------

(a)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                                 2.26%      4.13%     7.13%    13.61%    29.29%
(c)  Amount rounds to less than $0.01.

The accompanying notes are an integral part of the financial statements.

47

  TOUCHSTONE SERIES TRUST


                                                                                TOUCHSTONE STANDBY INCOME FUND
                                                                   -----------------------------------------------------------------
                                                                         FOR THE     FOR THE      FOR THE    FOR THE    FOR THE
                                                                       YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED
                                                                        12/31/99     12/31/98    12/31/97    12/31/96   12/31/95
Net asset value, beginning of period                                     $ 9.98      $  9.97     $ 9.98       $10.01     $10.03
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                               0.54         0.52       0.51         0.46      0.55
Net realized and unrealized gain (loss) on investments                    (0.10)        0.01         --         0.01     (0.02)
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                  0.44         0.53       0.51         0.47      0.53
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                  (0.54)       (0.52)     (0.52)       (0.50)    (0.55)
   Realized capital gains                                                    --        (0.00)(c)     --           --        --
   Return of capital                                                         --           --         --           --        --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                         (0.54)       (0.52)    (0.52)        (0.50)    (0.55)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 9.88      $  9.98    $ 9.97        $  9.98    $10.01
------------------------------------------------------------------------------------------------------------------------------------
         Total return(a)                                                   4.56%        5.49%     5.21%         4.80%     5.71%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                      $24,162      $11,257    $8,603        $6,456    $5,910
Ratios to average net assets:
   Expenses(b)                                                             0.75%        0.75%     0.75%         0.75%     0.75%
   Net investment income (loss)                                            5.46%        5.17%     5.14%         4.88%     5.32%
Portfolio turnover                                                           65%         683%      285%           20%      142%
------------------------------------------------------------------------------------------------------------------------------------

(a)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                           2.17%        2.37%     3.51%          2.80%    2.80%
(c)  Amount rounds to less than $0.01.


48

  TOUCHSTONE SERIES TRUST

FINANCIAL HIGHLIGHTS
                                            FOR THE YEAR ENDED DECEMBER 31, 1999


CLASS C (A)
SELECTED DATA FOR A SHARE OUTSTANDING:
                                           TOUCHSTONE              TOUCHSTONE
                                            EMERGING  TOUCHSTONE     INCOME      TOUCHSTONE  TOUCHSTONE  TOUCHSTONE
                                            GROWTH   INTERNATIONAL OPPORTUNITY   VALUE PLUS   GROWTH &    BALANCE      TOUCHSTONE
                                             FUND     EQUITY FUND     FUND          FUND     INCOME FUND   FUND         BOND FUND
                                           --------------------------------------------------------------------------------------
Net asset value, beginning
  of period                                $13.04       $12.51       $ 7.42        $10.26       $14.26       $11.65       $10.08
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)                (0.19)       (0.11)        0.72         (0.07)        0.04         0.17         0.51
Net realized and unrealized
  gain (loss) on investments                 5.97         4.89        (0.66)         1.53         0.21         0.73        (0.75)
---------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations       5.78         4.78         0.06          1.46         0.25         0.90        (0.24)
---------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS FROM:
   Net investment income                       --           --        (0.84)           --        (0.05)       (0.15)       (0.62)
   Realized capital gains                   (2.53)       (1.37)          --         (0.24)       (0.03)       (0.88)          --
   Return of capital                           --           --           --            --        (1.18)          --        (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions           (2.53)       (1.37)       (0.84)        (0.24)       (1.26)       (1.03)       (0.69)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $16.29       $15.92       $ 6.64        $11.48       $13.25       $11.52       $ 9.15
---------------------------------------------------------------------------------------------------------------------------------
         Total return(b)                    44.86%       38.44%        0.49%        14.24%        1.80%        8.78%       (2.41)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)         $3,964       $6,475       $3,076        $  548       $2,109       $2,961       $  998
Ratios to average net assets(c)
   Expenses                                  2.25%        2.35%        1.95%         2.05%        2.05%        2.10%        1.65%
Net investment income (loss)                (1.41)%      (0.81)%      10.14%        (0.65)   %    0.30%        1.33%        5.18%
Portfolio turnover                             97%         155%         227%           60%          99%          70%         120%
---------------------------------------------------------------------------------------------------------------------------------


(a)  The Class commenced operations on January 1, 1999.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                             4.03%        4.86%        4.59%         2.76%        2.87%        5.15%        3.01%


The accompanying notes are an integral part of the financial statements.

49

  TOUCHSTONE SERIES TRUST


FINANCIAL HIGHLIGHTS
                                            FOR THE YEAR ENDED DECEMBER 31, 1999



CLASS Y (A)
SELECTED DATA FOR A SHARE OUTSTANDING:



                                                                      TOUCHSTONE GROWTH                  TOUCHSTONE
                                                                         & INCOME FUND                    BOND FUND
                                                                     --------------------           --------------------
Net asset value, beginning of period                                   $        20.87                 $        14.15
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     0.23                           0.64
Net realized and unrealized gain (loss) on investments                           0.34                          (0.84)
------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                        0.57                          (0.20)
------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        (0.26)                         (0.82)
   Realized capital gains                                                       (0.03)                            --
   Return of capital                                                            (1.19)                         (0.07)
------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                               (1.48)                         (0.89)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $        19.96                 $        13.06
------------------------------------------------------------------------------------------------------------------------
   Total return (b)                                                              2.71%                         (1.44)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                     $       21,448                 $       13,948
Ratios to average net assets (c)
   Expenses                                                                      1.05%                          0.65%
   Net investment income (loss)                                                  1.28%                          6.18%
Portfolio turnover                                                                 99%                           120%
------------------------------------------------------------------------------------------------------------------------


(a)  The Class commenced operations on January 1, 1999.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                                 1.88%                          2.01%

The accompanying notes are an integral part of the financial statements.

50

  TOUCHSTONE SERIES TRUST


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Touchstone Series Trust (the "Trust"), formerly Select Advisors Trust A, was organized as a Massachusetts business trust on February 7, 1994 and is registered under the Investment Company Act of 1940, as amended ("the Act"), as an open-end management investment company. The Trust consists of eight Funds, each having distinct investment objectives and policies: Touchstone Emerging Growth Fund ("Emerging Growth Fund"), Touchstone International Equity Fund ("International Equity Fund"), Touchstone Income Opportunity Fund ("Income Opportunity Fund"), Touchstone Value Plus Fund ("Value Plus Fund"), Touchstone Growth & Income Fund ("Growth & Income Fund"), Touchstone Balanced Fund ("Balanced Fund"), Touchstone Bond Fund ("Bond Fund") and Touchstone Standby Income Fund ("Standby Income Fund") (each a "Fund" and collectively, the "Funds").

Each Fund, other than the Growth & Income Fund, Bond Fund and Standby Income Fund, is divided into two classes of shares: class A shares ("Class A Shares") and class C shares ("Class C Shares"). Each class of shares charges different sales charges and distribution or service fees. The amount of sales charges and other fees you pay will depend on which class of shares you own. The Growth & Income Fund and the Bond Fund also offer class Y shares ("Class Y Shares"), which are not available for sale to the public. The Standby Income Fund does not offer classes of shares and it does not charge sales charges, distribution fees or service fees.

As of December 31, 1999, Touchstone Advisors, Inc., an indirect subsidiary of the Western-Southern Life Assurance Company ("Western-Southern"), and Western-Southern together owned 20.6%, 4.8%, 6.8%, 1.5%, 48.6%, 7.0% and 40.6%
of the outstanding Class A Shares and 0.1%, 0.1%, 0.1%, 0%, 0.2%, 0%, and 0% of the outstanding Class C Shares of the Emerging Growth Fund, the International Equity Fund, the Income Opportunity Fund, the Value Plus Fund, the Growth & Income Fund, the Balanced Fund, and the Bond Fund, respectively. Touchstone Advisors, Inc. and Western-Southern owned 6.3% of the outstanding shares of the Standby Income Fund as of December 31, 1999.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the Funds.

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith under consistently applied procedures in accordance with procedures established by the Trustees of the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

51

  TOUCHSTONE SERIES TRUST

FOREIGN CURRENCY VALUE TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of these securities, but are included with net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

DIVIDENDS AND DISTRIBUTIONS. Substantially all of the net investment income of the Income Opportunity Fund and the Bond Fund is declared as dividends and paid monthly. Substantially all of the net investment income of the Value Plus Fund and the Balanced Fund is declared as dividends and paid quarterly. Substantially all of the net investment income of the Growth & Income Fund is currently declared as dividends and paid quarterly. For the months of January 1999 through March 1999, the Growth & Income Fund declared and paid dividends monthly. Substantially all of the net investment income of the Emerging Growth Fund and the International Equity Fund is declared as dividends and paid annually. It is the policy of the Standby Income Fund to record income dividends daily and distribute them monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date and are reinvested at net asset value.

Income and realized capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to non-deductible organization costs, passive foreign investment companies, foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated net realized gain or loss from the Funds may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

ORGANIZATION EXPENSE. Organization expenses attributable to the Funds were deferred and are being amortized by each Fund on a straight-line basis over a five-year period from commencement of operations. The amount paid by the Trust on any redemption by Touchstone Advisors, Inc. or any other then-current holder

52

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED


of the organizational seed capital shares ("Initial Shares") of the Fund will be reduced by a portion of any unamortized organization expenses of the Fund, determined by the proportion of the number of the Initial Shares of the Fund redeemed to the number of the Initial Shares of the Fund then outstanding after taking into account any prior redemptions of the Initial Shares of the Fund. The amount of such reduction in excess of the unamortized organization expenses of the Fund, if any, shall be contributed by the Fund.

FEDERAL TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, and net realized capital gains, if any, within the prescribed time periods. Therefore, no provision has been made for federal income taxes. It is intended that each Fund's assets will be managed in such a way that an investor in the Fund will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

WRITTEN OPTIONS. Each Fund may enter into written option agreements. The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

FORWARD FOREIGN CURRENCY AND SPOT CONTRACTS. Each Fund may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Trust and the change in the market value is recorded by the Funds as unrealized appreciation and depreciation of forward foreign currency contracts. As of December 31, 1999, the following Funds had the following open forward foreign currency and spot contracts:



                                                                                                     Unrealized
                                                 Contracts to                                       Appreciation/
Portfolio Name             Maturity Date        Deliver/Receive     In Exchange For     Value      (Depreciation)
Balanced Fund:
Sales                       02/01/2000            GBP  41,520           $ 68,124      $  67,069       $ 1,055
                            03/13/2000            ZAR 565,000             91,141         91,870          (729)
-----------------------------------------------------------------------------------------------------------------
                                                                                                       $  326
-----------------------------------------------------------------------------------------------------------------
GBP Great Britain Pound
ZAR South African Rand



53

  TOUCHSTONE SERIES TRUST


                                                                                                     Unrealized
                                                 Contracts to                                       Appreciation/
Portfolio Name             Maturity Date        Deliver/Receive      In Exchange For     Value      (Depreciation)
International Equity Fund:
Sales                       01/04/2000            EUR 141,036           $143,222       $142,229       $  (993)
                            01/04/2000            GBP  88,271            142,514        142,570           (56)
                            01/04/2000            ZAR     893                145            145            --
-----------------------------------------------------------------------------------------------------------------
                                                                                                      $(1,049)
-----------------------------------------------------------------------------------------------------------------
EUR European Monetary Unit (Euro)
GBP Great Britain Pound
ZAR  South African Rand


REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Fund may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Trustees of the Fund Trust. The Fund, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 100% of the resale price at the time of purchase. The resale price reflects the purchase price plus an agreed upon rate of interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

SECURITY TRANSACTIONS. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

EXPENSES. Expenses incurred by the Trust with respect to any two or more Funds in the Trust are prorated to each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a class are charged to that class. Other expenses of each Fund are further allocated to each class of shares based on their relative net asset values.


2. RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

Some of the Funds may invest in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

54

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED


3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISOR. The Trust has an investment advisory agreement with Touchstone Advisors, Inc. (the "Advisor"), an indirect subsidiary of Western-Southern Life Assurance Company ("Western-Southern"). Under the terms of the investment advisory agreement, each Fund pays an investment advisory fee that is computed daily and paid monthly. For the year ended December 31, 1999, each Fund incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of the Fund.



           Emerging  International  Income      Value     Growth &                            Standby
            Growth      Equity    Opportunity   Plus       Income     Balanced     Bond       Income
             Fund        Fund        Fund       Fund        Fund        Fund       Fund        Fund
Rate         0.80%       0.95%       0.65%      0.75%       0.80%       0.80%      0.55%       0.25%
-------------------------------------------------------------------------------------------------------


Subject to review and approval by the Board of Trustees, the Advisor has entered into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Funds. The Advisor pays each sub-advisor a fee for services provided using an annual rate, as specified below, that is computed daily and paid monthly based on average daily net assets. As of December 31, 1999, the following sub-advisory agreements were in place:

EMERGING GROWTH FUND
David L. Babson & Company, Inc.                0.50%
Westfield Capital Management Company, Inc.     0.45% on the first $10 million
                                               0.40% on the next $40 million
                                               0.35% thereafter
INTERNATIONAL EQUITY FUND
Credit Suisse Asset Management                 0.85% on the first $30 million
                                               0.80% on the next $20 million
                                               0.70% on the next $20 million
                                               0.60% thereafter
INCOME OPPORTUNITY FUND
Alliance Capital Management L.P.               0.40% on the first $50 million
                                               0.35% on the next $20 million
                                               0.30% on the next $20 million
                                               0.25% thereafter
VALUE PLUS FUND
Fort Washington Investment Advisors, Inc.      0.45%

GROWTH & INCOME FUND
Scudder Kemper Investments, Inc.               0.50% on the first $150 million
                                               0.45% thereafter
BALANCED FUND
OpCap Advisors, Inc.                           0.60% on the first $20 million*
                                               0.50% on the next $30 million*
                                               0.40% thereafter*
BOND FUND
Fort Washington Investment Advisors, Inc.      0.30%

STANDBY INCOME FUND
Fort Washington Investment Advisors, Inc.      0.15%

* Includes assets of the Balanced Fund of the Trust and the Balanced Fund of the Touchstone Variable Series Trust (for which OpCap Advisors, Inc. also acts in a sub-advisory capacity).

Fort Washington Investment Advisors, Inc., is an affiliate of the Advisor.

55

  TOUCHSTONE SERIES TRUST


DISTRIBUTION AND SERVICE PLAN. Under the Trust's Distribution and Service Plan in accordance with Rule 12b-1 under the Act, the Trust retains Touchstone Securities, Inc. ("Distributor"), an indirect subsidiary of Western-Southern, as a service agent of the Trust and as the principal underwriter of the shares of each Fund. Under the Distribution Plan, Class C Shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund to finance activity that is principally intended to result in the sale of Class C Shares of the Fund. Under the Service Plan, Class A Shares and Class C Shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of the Fund for the provision of certain services to the holders of Class A Shares and Class C Shares.

SPONSOR. The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor. The Advisor provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Advisor receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor waived all fees under the Sponsor Agreement through December 31, 1999. In the last amendment to the Sponsor Agreement, the Advisor also agreed to continue to waive all fees until April 30, 2000. The Sponsor Agreement may be terminated by the Sponsor or by the Trust on not less than 30 days prior written notice.

TRUSTEES. Each Trustee who is not an "interested person" (as defined in the Act) of the Trust receives an aggregate of $5,000 annually plus $1,000 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses from the Trust and from Touchstone Variable Series Trust which is included in a separate annual report. For the year ended December 31, 1999 the Trust incurred $11,903 in Trustee fees which was prorated to each Fund.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES
Investment transactions (excluding purchases and sales of U.S. government agency obligations and excluding short-term investments) for the year ended December 31, 1999 were as follows:


                                 Cost of Purchases        Proceeds from Sales

    Emerging Growth Fund             $10,881,802              $12,034,258
    International Equity Fund         18,436,152               18,763,995
    Income Opportunity Fund           19,695,435               21,307,289
    Value Plus Fund                   17,640,821               17,077,526
    Growth & Income Fund              24,461,076               28,062,562
    Balanced Fund                      4,405,934                5,713,658
    Bond Fund                          4,177,018                3,033,546
    Standby Income Fund                9,405,343                4,215,180


The following Funds had transactions in U.S. government and U.S. government agency obligations:

                                  Cost of Purchases        Proceeds from Sales
     Growth & Income Fund              $ 520,576             $    384,660
     Balanced Fund                       536,732                  445,979
     Bond Fund                         6,855,778                7,675,939
     Standby Income Fund               1,117,792                1,165,442

56

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED


5. RESTRICTED SECURITIES

Restricted securities may be difficult to dispose of and involve time-consuming negotiation and expense. Prompt sale of these securities may involve the seller taking a discount to the security's stated market value. As of December 31, 1999, the Bond Fund held restricted securities valued by the trustees of the Trust at $699,034, representing 3.63% of net assets. Acquisition date and cost of each are as follows:

                                       Acquisition Date                  Cost

Mercantile Safe Deposit                    3/28/85                     $ 49,459
Central America, Series F                   8/1/86                      139,864
Central America, Series G                   8/1/86                      139,864
Central America, Series H                   8/1/86                      139,864
Republic of Honduras, Series C              5/1/88                      122,571
Republic of Honduras, Series D              5/1/88                      139,689

The Bond Fund received these securities from The Western & Southern Life Insurance Company Separate Account A on October 4, 1994, in exchange for a proportionate interest in the Bond Portfolio. As part of a subsequent reorganization, these securities were redeemed in kind and acquired by the Bond Fund. (Note 7)


6. EXPENSE REIMBURSEMENTS

The Sponsor has agreed to reimburse each Fund so that, following such reimbursement, the aggregate total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of each Fund are not greater, on an annual basis, than the percentage of average daily net assets of the Fund listed below for the year ended December 31, 2000.

                            Emerging International Income      Value    Growth &                          Standby
                             Growth     Equity   Opportunity   Plus      Income    Balanced     Bond      Income
                              Fund       Fund       Fund       Fund       Fund       Fund       Fund       Fund
Voluntary Expense Limit -
            Class A           1.50%      1.60%      1.20%      1.30%      1.30%      1.35%      0.90%      0.75%
Voluntary Expense Limit -
            Class C           2.25%      2.35%      1.95%      2.05%      2.05%      2.10%      1.65%       --
Voluntary Expense Limit -
            Class Y            --         --         --         --        1.05%       --        0.65%       --
Aggregate Amount of
Reimbursement to Fund       $215,188   $309,722   $242,471   $216,639   $317,320   $226,438   $268,587   $162,742
-----------------------------------------------------------------------------------------------------------------


7. CAPITAL CONTRIBUTION

Effective immediately after the close of business on December 31, 1998, each series of Select Advisors Trust C and each series of Select Advisors Trust A withdrew its assets (net of liabilities) from the corresponding series of Select Advisors Portfolios. Each Select Advisors Trust A Fund then acquired all of the assets (net of the liabilities) of the corresponding Select Advisors Trust C Fund in a tax-free exchange for Class C shares of such Select Advisors Trust A Fund. In addition, where applicable, The Western & Southern Life Insurance Company Separate Account A, in a taxable exchange, withdrew its assets from each Portfolio of Select Advisors Portfolios in which it invested and reinvested such assets in Class Y shares of the corresponding Select Advisors Trust A Fund. Select Advisors Trust A was renamed Touchstone Series Trust at the time of these transactions. Thus, an initial capital contribution to each Fund of Touchstone Series Trust equal to the amount of the respective Select Advisors Trust C Fundand The Western & Southern Life Insurance Company Separate Account A's net assets was made at that time.

57

  TOUCHSTONE SERIES TRUST

The following is a summary by Fund of unrealized appreciation (depreciation) acquired from each series of Select Advisors Trust C as of the acquisition date, as well as the number of shares issued from each class from the transaction:

Touchstone                     Unrealized         Class C          Class Y
Series Trust Fund             Appreciation/       Shares           Shares
(Survivor Fund)              (Depreciation)       Issued           Issued
--------------                ------------     ------------     -------------
Emerging Growth                  $345,785         $251,885
International Equity              849,328          417,774                --
Income Opportunity               (805,796)         511,577                --
Value Plus                         19,614           31,018                --
Growth & Income                    91,423          193,065         1,000,000
Balanced                           47,846          286,552                --
Bond                               20,632          113,070         1,000,000

As of January 1, 1999, the Income Opportunity Fund had a capital loss carryover of $495,541. There is an annual limitation of $178,514 on this capital loss carry-forward.


8. CAPITAL SHARE TRANSACTIONS

Transactions in capital stock were as follows for the following periods and classes of each Fund:


TOUCHSTONE EMERGING GROWTH FUND

                                                     Year Ended                   Year Ended
                                                  December 31, 1999          December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               97,013      $  1,411,794    343,695        $5,012,537
   Reinvestment of dividends and
   distributions                             71,583        1,184,076     32,355           418,391
-------------------------------------------------------------------------------------------------------
                                            168,596         2,595,870    376,050         5,430,928
   Shares redeemed                         (157,019)       (2,291,937)  (111,410)       (1,581,667)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   11,577       $   303,933    264,640        $3,849,261
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               23,001        $  326,924         --        $       --
   Reinvestment of dividends and
   distributions                             33,503          532,034          --                --
-------------------------------------------------------------------------------------------------------
                                             56,504           858,958         --                --
   Shares redeemed                          (64,997)         (924,372)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   (8,493)        $ (65,414)        --        $       --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE INTERNATIONAL EQUITY FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999          December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               70,684        $  940,653    123,496        $1,630,252
   Reinvestment of dividends and
   distributions                             44,305           716,077     30,828           398,640
-------------------------------------------------------------------------------------------------------
                                            114,989         1,656,730    154,324         2,028,892
   Shares redeemed                         (100,888)       (1,381,046)   (38,129)         (501,457)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   14,101        $  275,684    116,195        $1,527,435
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               23,528        $  302,293         --        $       --
   Reinvestment of dividends and
   distributions                             32,842           511,341         --                --
-------------------------------------------------------------------------------------------------------
                                             56,370           813,634         --                --
   Shares redeemed                          (67,408)         (870,128)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (11,038)       $  (56,494)        --        $       --
-------------------------------------------------------------------------------------------------------

58

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED

TOUCHSTONE INCOME OPPORTUNITY FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999            December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                              134,505       $   986,761    374,781      $  3,476,133
   Reinvestment of dividends and
     distributions                           86,330           618,750     71,619           623,322
-------------------------------------------------------------------------------------------------------
                                            220,835         1,605,511    446,400         4,099,455
   Shares redeemed                         (314,603)       (2,302,822)  (283,285)       (2,599,216)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (93,768)      $  (697,311)   163,115      $  1,500,239
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               48,569       $   347,865         --      $         --
   Reinvestment of dividends and
     distributions                           46,506           323,665         --                --
-------------------------------------------------------------------------------------------------------
                                             95,075           671,530         --                --
   Shares redeemed                         (143,269)       (1,029,761)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (48,194)      $  (358,231)        --      $         --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE VALUE PLUS FUND
                                                     Year Ended                  Period Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               88,299       $   988,307  2,605,472       $25,939,165
   Reinvestment of dividends and
     distributions                           56,984           663,608      4,677            43,452
-------------------------------------------------------------------------------------------------------
                                            145,283         1,651,915  2,610,149        25,982,617
   Shares redeemed                          (43,587)         (508,020)    (9,307)           (2,366)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  101,696       $ 1,143,895  2,600,842       $25,980,251
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               43,709       $   459,000         --       $        --
   Reinvestment of dividends and
     distributions                              928            10,553         --                --
-------------------------------------------------------------------------------------------------------
                                             44,637           469,553         --                --
   Shares redeemed                          (27,892)         (298,655)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   16,745       $   170,898         --       $        --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE GROWTH & INCOME FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               86,582       $ 1,384,357    840,694       $13,903,526
   Reinvestment of dividends and
     distributions                           80,184         1,155,576     36,887           569,460
-------------------------------------------------------------------------------------------------------
                                            166,766         2,539,933    877,581        14,472,986
   Shares redeemed                         (282,426)       (4,495,609)  (287,905)       (4,676,332)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                 (115,660)      $(1,955,676)   589,676       $ 9,796,654
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               36,922         $ 543,763         --       $        --
   Reinvestment of dividends and
   distributions                             13,727           179,904         --                --
-------------------------------------------------------------------------------------------------------
                                             50,649           723,667         --                --
   Shares redeemed                          (84,583)       (1,259,682)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (33,934)      $  (536,015)        --       $        --
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class Y):
   Shares sold                                   --         $      --         --       $        --
   Reinvestment of dividends and
   distributions                             74,730         1,488,771         --                --
-------------------------------------------------------------------------------------------------------
                                             74,730         1,488,771         --                --
   Shares redeemed                               --                --         --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   74,730       $ 1,488,771         --       $        --
-------------------------------------------------------------------------------------------------------

59

  TOUCHSTONE SERIES TRUST

TOUCHSTONE BALANCED FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               41,173       $   513,685    161,051        $2,065,886
   Reinvestment of dividends and
   distributions                             35,999           427,794     23,854           286,919
-------------------------------------------------------------------------------------------------------
                                             77,172           941,479    184,905         2,352,805
   Shares redeemed                         (104,320)       (1,306,240)   (68,591)         (872,443)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (27,148)     $   (364,761)   116,314        $1,480,362
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               20,873      $    251,855         --        $
   distributions                             23,421           267,813         --                --
-------------------------------------------------------------------------------------------------------
                                             44,294           519,668         --                --
   Shares redeemed                          (73,804)         (878,597)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (29,510)     $   (358,929)        --        $       --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE BOND FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                              137,197      $  1,368,199    436,841        $4,527,950
   Reinvestment of dividends and
   distributions                             34,756           341,765     26,120           271,637
-------------------------------------------------------------------------------------------------------
                                            171,953         1,709,964    462,961         4,799,587
   Shares redeemed                         (190,712)       (1,898,035)  (153,703)       (1,606,439)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (18,759)     $   (188,071)   309,258        $3,193,148
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               35,660      $    345,721         --        $       --
   Reinvestment of dividends and
     distributions                            7,353            70,040         --                --
-------------------------------------------------------------------------------------------------------
                                             43,013           415,761         --                --
   Shares redeemed                          (47,002)         (458,867)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   (3,989)      $   (43,106)        --        $       --
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class Y):
   Shares sold                                   --       $        --         --        $       --
   Reinvestment of dividends and
   distributions                             67,830           915,466         --                --
-------------------------------------------------------------------------------------------------------
                                             67,830                           --                --
   Shares redeemed                               --                --         --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   67,830           915,466         --        $       --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE STANDBY INCOME FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding:
   Shares sold                            1,593,735       $15,760,608    846,688        $8,443,462
   Reinvestment of dividends and
   distributions                             62,866           623,984     54,478           543,405
-------------------------------------------------------------------------------------------------------
                                          1,656,601        16,384,592    901,166         8,986,867
   Shares redeemed                         (339,513)       (3,371,225)  (635,946)       (6,343,864)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                1,317,088       $13,013,367    265,220        $2,643,003
-------------------------------------------------------------------------------------------------------

60

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED


9. SUBSEQUENT EVENT

On February 15, 2000, the Board of Trustees of Touchstone Series Trust (the "Trust") approved an Agreement and Plan of Reorganization (the "CST Agreement") between the Trust and Countrywide Strategic Trust (the "Strategic Trust"). Pursuant to the CST Agreement, Touchstone Emerging Growth Fund and Touchstone International Equity Fund will be merged into separate new series of Strategic Trust. In addition, Touchstone Value Plus Fund and Touchstone Growth & Income Fund will be merged into one new series of Strategic Trust. On the same date, the Trust's Board of Trustees approved an Agreement and Plan of Reorganization (the "CIT Agreement") between the Trust and Countrywide Investment Trust ("Investment Trust"). Pursuant to the CIT Agreement, Touchstone Bond Fund will be merged into Intermediate Bond Fund of Investment Trust. Each merger is subject to approval by the shareholders of the relevant Touchstone Fund.

As of the effective time of the reorganization, each of the Touchstone Funds that has received shareholder approval (each an "Acquired Fund") will transfer all of its assets, subject to liabilities, to the corresponding Countrywide Fund (each an "Acquiring Fund") in exchange solely for shares of the Acquiring Fund. As soon as practicable after the Closing Date, each Acquired Fund will distribute pro rata to its shareholders of record the shares of the Acquiring Fund received in the exchange. After the reorganization, a shareholder of an Acquired Fund will own shares of the corresponding class of the Acquiring Fund equal in value to the shares of the Acquired Fund owned by the shareholder before the reorganization.

The mergers are part of the consolidation of the Touchstone and Countrywide mutual fund complexes resulting from the acquisition by Fort Washington Investment Advisors, Inc., an affiliate of the Advisor, of all of the outstanding stock of the parent of Countrywide Investments, Inc. which serves as the investment advisor to each fund in the Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust. In connection with this consolidation, it is anticipated that the following Touchstone Funds will be terminated: Touchstone Income Opportunity Fund, Touchstone Balanced Fund and Touchstone Standby Income Fund. When the consolidation is completed and all assets of the Trust have been transferred in a merger or distributed to shareholders, the Trust will be terminated.


FEDERAL TAX INFORMATION (UNAUDITED)

At December 31, 1999, the following Funds had available, for Federal income tax purposes, unused capital losses which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until the expiration date noted:

                                        Amount                   Expiration Date
                                       --------                   --------------
Income Opportunity Fund               $1,324,985*                  12/31/2006
                                       2,842,233                   12/31/2007
Bond Fund                                286,914                   12/31/2007
Standby Income Fund                       45,214                   12/31/2007

* $495,541 of which the Fund is limited to using no more than $178,514 per year.

61

  TOUCHSTONE SERIES TRUST

>From November 1, 1999 to December 31, 1999, the following Funds incurred the following net realized losses. The Funds intend to elect to defer these losses and treat them arising on January 1, 2000:

                                                                      Amount
                                                                     --------
International Equity Fund                                            $ 13,062
Income Opportunity Fund                                               272,855
Balanced Fund                                                           2,301
Bond Fund                                                              66,026
Standby Income Fund                                                     2,595

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended December 31, 1999 qualified for the dividends received deduction, as follows:

                                                                     Amount
                                                                    --------
Value Plus Fund                                                         100%
Growth & Income Fund                                                    100%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following as capital gain dividends for the year ended December 31, 1999, of which 100% represents 20% rate gains:

                                                      Capital Gains Dividend
                                                      ----------------------
Emerging Growth Fund                                           $287,366
International Equity Fund                                       747,674
Value Plus Fund                                                 515,377
Growth & Income Fund                                             59,785
Balanced Fund                                                   518,705
Bond Fund                                                           111

The Touchstone International Equity Fund paid foreign taxes of $17,180, or $0.02 per share, and the Fund recognized $189,795, or $0.20 per share, of foreign source income during the year ended December 31, 1999.

62

  TOUCHSTONE SERIES TRUST

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS TOUCHSTONE SERIES TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Touchstone Series Trust (comprised of Emerging Growth Fund, International Equity Fund, Income Opportunity Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, Bond Fund, and Standby Income
Fund) (the Funds) as of December 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights presented herein for the year ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets presented herein for the years or periods ended December 31, 1998 and the financial highlights presented herein for each of the respective years or periods ended December 31, 1998 were audited by other auditors whose report dated February 18, 1999 expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Touchstone Series Trust as of December 31, 1999, the results of their operations, the changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP
Cincinnati, Ohio
February 16, 2000

63

  TOUCHSTONE SERIES TRUST

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA

A special meeting of the shareholders of Touchstone Growth & Income Fund (the "Fund") of Touchstone Series Trust was held on January 28, 1999. At the meeting, the shareholders of the Fund voted on a proposal to approve a new sub-advisory agreement between Touchstone Advisors, Inc., the investment advisor to the Fund (the "Advisor"), and Scudder Kemper Investments, Inc. ("Scudder Kemper"), pursuant to which Scudder Kemper would act as sub-advisor with respect to the assets of the Fund. The result of the votes taken among shareholders on the proposal is listed below:

695,166.656 shares were represented in person or by proxy, or 62.06% of the outstanding shares of the Fund.

                                 # of Shares Voted            % of Shares Voted

Affirmative                        691,843.016                     99.52%
Against                                614.369                      0.09%
Abstain                              2,709.271                      0.39%
                  TOTAL            695,166.656                    100.00%

The new agreement replaced the portfolio advisory agreement dated September 7, 1998 and is identical in all substantive respects to that portfolio advisory agreement, except for different effective and termination dates.

                             Capital Appreciation
                                     Income

                                  ANNUAL REPORT

                                 MARCH 31, 1999
                                 --------------

                                     UTILITY
                                      FUND
                                     --------


                                     EQUITY
                                      FUND
                                     -------


                                  GROWTH/VALUE
                                      FUND
                                  -------------


                                AGGRESSIVE GROWTH
                                      FUND

                                        .
                                        .
                                        .
                                        .
                                        .
                                        .

                                   Countrywide
                                   -----------
                                   Investments

UTILITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Utility Fund seeks a high level of total return by investing primarily in securities of public utilities. Capital appreciation is a secondary objective. The Fund's total returns for the fiscal year ended March 31, 1999 (excluding the impact of applicable sales loads) were -4.79% and -5.92% for Class A and Class C shares, respectively.

During fiscal 1999, the markets again enjoyed strong domestic growth with minimal inflationary threats. Record low unemployment, high consumer confidence and gains in real wages contributed to higher levels of consumer spending, providing a boost to Gross Domestic Product (GDP). Despite the favorable domestic economic conditions, stock market gains were very narrow, with investors preferring higher growth industries such as technology, pharmaceuticals and communications. The movement toward higher growth names came largely at the expense of the utility, basic materials and energy sectors, which are deemed to be more value-oriented areas. The rotation from value to growth was magnified by rising interest rates during the second half of the fiscal year. After bottoming out at 4.71% in early October, the yield on the 30-year U.S. Treasury bond rose to 5.60% at the end of March. Since many investors consider utility stocks to be an alternative to bonds, utilities fell along with the bond market. As a result, the S&P Utility Index returned -1.51% for the fiscal year, compared to the 13.19% return of the Dow Jones Industrial Average and the 18.47% return of the S&P 500 Index.

Once again, the best performing sector within the Fund was telecommunications. Our holdings in Bell Atlantic, AT&T and Lucent Technologies performed very well as the power of data and Internet communications became available to a record number of individuals and businesses. Almost all of the traditional electric utilities in the Fund performed below expectations due to the overall industry sell-off. As has been the case over the last few years, utility funds again did not participate in the record amounts of new money flowing into the equity markets. As a result, very few new names were added to the portfolio and portfolio turnover again was minimal.

Our outlook for the utility sector remains optimistic. We expect the backup in interest rates to be temporary, thus providing a more positive environment for utility stocks. Deregulation and consolidation should continue to be positive for the industry. The demand for telecommunications should continue to boom as the Internet grows and high speed access to the world wide web becomes more commonplace and affordable. The Fund will continue to concentrate on owning those companies that can provide attractive total returns, and are well positioned to increase their revenues and earnings in the upcoming period of deregulation.

Chart:
Comparison of the Change in Value of a $10,000 Investment in the Utility Fund - Class A* and the Standard & Poor's Utility Index

                         Utility Fund
                  Average Annual Total Returns
              1 Year    5 Years   Since Inception*
Class A       (8.60%)   11.40%       10.47%
Class C       (5.92%)   11.41%        8.98%

   Standard & Poor's Utility Index     Utility Fund - Class A
               10000                    9600
               10243                    9671
               11412                   10320
3/90           10562                   10115
               10618                   10144
               10140                    9854
               11120                   10562
3/91           11367                   11049
               10889                   11115
               11749                   12144
               12746                   12960
3/92           11556                   12356
               12457                   12905
               13438                   13398
               13777                   13953
3/93           15264                   14906
               15548                   15130
               16589                   15556
               15634                   15073
3/94           14305                   14591
               14304                   14469
               14369                   14660
               14355                   14769
3/95           15349                   15128
               16491                   15890
               18350                   16986
               20409                   18677
3/96           19434                   18404
               20408                   19283
               19732                   18651
               21038                   19755
3/97           20326                   19437
               21524                   20784
               22573                   21626
               26248                   25266
3/98           27729                   27390
               28066                   25933
               29371                   26862
               30128                   29724
3/99           27297                   26079


Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on August 15, 1989, and the initial public offering of Class C shares commenced on August 2, 1993.

EQUITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Equity Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that offer attractive total returns through potential growth of both share price and dividends. The Fund's total returns for the fiscal year ended March 31, 1999 (excluding the impact of applicable sales loads) were 14.30% and 13.03% for Class A and Class C shares, respectively.

During the fiscal year, the continued strength in the U.S. economy combined with low inflation to push the major large-cap stock indices to new highs. Record low unemployment, high consumer confidence and gains in real wages contributed to higher levels of consumer spending, providing a larger than expected boost to Gross Domestic Product (GDP). Stability in much of Asia toward the end of the fiscal year allowed corporate profits to post their largest gains in almost two years.

Market gains were very narrow in the latest fiscal year, with investors preferring to own those very few large-cap growth-oriented names that were responsible for most of the gains in the market. Toward the end of the fiscal year, value and cyclical stocks began to rally on the expectations of continued strong U.S. economic growth, low inflation and recoveries in the economies of many emerging markets. Although returns were down from the unsustainable levels seen in fiscal year 1998, most indices still managed to post double-digit increases as evidenced by the 18.47% return of the S&P 500 Index, the 13.19% gain in the Dow Jones Industrial Average and the 34.09% rise in the NASDAQ Composite Index. Mid-cap stocks managed to post a gain of only 0.46% and small-cap stocks lost 17.28% during the same time period.

The Fund remained well-diversified throughout the fiscal year. Holdings in the technology, healthcare and communications sectors enjoyed very strong performance. Technology stocks benefited from the growth of the Internet, the demand for personal computers and the continued move to networking of computer systems. Healthcare stocks enjoyed the positive fundamentals brought on by an aging population, advances in drug therapies and the introduction of new treatments that showed success in battling some of the most widespread diseases. Communications stocks were the beneficiaries of increased need for high speed Internet access and the boom in data communications.

Management continues to focus on those companies that are leaders in their industries and can offer growth in revenues, cash flows and earnings. We remain optimistic on the longer term fundamentals facing the market -- low inflation, an expectation for lower interest rates and continued economic growth. We will continue to seek to own companies that have a competitive advantage and have the capability to expand their profit margins.

Chart:
Comparison of the Change in Value of a $10,000 Investment in the Equity Fund - Class C* and the Standard & Poor's 500 Index

                Equity Fund
        Average Annual Total Returns

          1 Year    5 Years   Since Inception*
Class A     9.73%    19.34%      16.36%
Class C    13.03%    19.34%      15.83%

     Standard & Poor's 500 Index   Equity Fund - Class C
               10000                   10000
               10078                   10010
               10338                   10130
               10578                    9994
3/94           10177                    9709
               10220                    9317
               10718                    9787
               10716                    9751
3/95           11760                   10419
               12883                   11095
               13907                   11893
               14744                   12776
3/96           15535                   13222
               16232                   13797
               16734                   14105
               18129                   14491
3/97           18615                   14678
               21865                   16746
               23503                   17801
               24178                   18603
3/98           27550                   20788
               28460                   20938
               25629                   18724
               31087                   22454
3/99           32636                   23497

Past performance is not predictive of future performance.

*The chart above represents performance of Class C shares only, which will vary from the performance of Class A shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class C shares commenced on June 7, 1993, and the initial public offering of Class A shares commenced on August 2, 1993.

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not yet reflect the prospects for accelerated earnings/cash flow growth. For the fiscal year ended March 31, 1999, the Fund's total return (excluding the impact of applicable sales loads) was 29.89%, as compared to 18.47% for the S&P 500 Index.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments in companies of various sizes. For the fiscal year ended March 31, 1999, the Fund's total return (excluding the impact of applicable sales loads) was 15.46%, as compared to the 34.09% return for the NASDAQ Composite Index.

Volatility has once again intensified within the equity market over the past year. Growth stocks, after having dominated the bull market since the October lows of last year, have recently retreated somewhat as lagging cyclical sectors regained some investor interest. Although a "corrective phase" can be unsettling, as evidenced most vividly in the Internet stocks, the broadening of market participation is a positive development for the longevity of the bull market.

Maintaining a focus on long-term secular developments that are impacting the investment landscape should provide investor comfort that an exciting period of innovation, technological creativity and revolutionary healthcare products and therapies lie before us.

Despite Wall Street's preoccupation with short-term trading strategies, sector rotation and rearview analysis, strong secular dynamics are still unfolding that should provide a thrust to equity prices for some time. For example, preoccupation with Y2K's potential short-term effect on PC demand can cause investors to lose sight of the explosive demand for productivity enhancing software and hardware in the year 2000 as new technologies enter the scene.

As corporate earnings of the market leading technology stocks are reported, the robust condition of their industry and the overall economy have significantly increased investor comfort with the earnings prospects of these companies. Corporate earnings growth has not been limited to the technology sector. Based on the companies in the S&P 500 Index that have reported earnings for the quarter ended March 31, 1999, operating earnings per share are up substantially versus last year's decline of 1.6% and are above most analysts' expectations.

The fundamentals of the U.S. economy continue to support a positive long-term outlook for the equity market and continue to benefit from low inflation, low unemployment and a favorable interest rate environment. As a result, U.S. consumers, the main drivers behind the demand for U.S. goods and services, are participating in the rewards of a healthy and growing U.S. economy. Going on the ninth consecutive year of an economic expansion, we remain positive on 1999 Gross Domestic Product (GDP) growth.

In addition to the continuing strong domestic consumer spending trends, the international economy appears to be improving. Based on many U.S. companies' observations, demand is increasing in Asia for U.S. goods and services. This incremental factor, which is helping to drive the U.S. economy, has eased investor fears of moderating U.S. GDP growth. The recent recovery of cyclical stocks is evidence of the improving outlook for international economies, especially in Asia. In addition to creating an impetus for higher demand and profitability for the large U.S. multinational conglomerates, it should also lead to additional cash flow available for technology spending.

With early signs of recovery emerging in Asia and a need to encourage growth in Europe, the balance of economic policy worldwide cannot risk undoing the delicate recovery underway. Consequently, we remain encouraged that the policy background should be supportive to growth and liquidity, the foundation of higher market valuations.

Our concentrated sectors each have distinct characteristics supporting long-term growth. Health care is bolstered by the aging population and productivity gains stemming from enlightened government reforms. Technology continues to alter fundamental production and service delivery systems that increase productivity significantly.

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS (CONTINUED)
================================================================================
We attempt to position the Growth/Value Fund to participate in bull markets and simultaneously limit the risk profile in such a way as to minimize relative market losses during downturns. The Aggressive Growth Fund also emphasizes buying growth at value, but the average capitalization size is much smaller than that of the Growth/Value Fund. The smaller, and usually younger, aggressive growth companies add somewhat to the risk/return profile of the Aggressive Growth Fund.

Chart:

Comparison of the Change in Value of a $10,000 Investment in the Growth/Value Fund and the Standard & Poor's 500 Index

    Growth/Value Fund
Average   Annual Total Returns
 1 Year      Since Inception*
 24.69%          25.02%

     Standard & Poor's 500 Index    Growth/Value Fund
               10000                      9600
               10576                     10099
3/96           11143                     10992
               11643                     11098
               12003                     11290
               13004                     12185
3/97           13352                     12291
               15684                     14437
               16858                     16335
               17342                     15083
3/98           19762                     16805
               20414                     17104
               18383                     15650
               22299                     20975
3/99           23410                     21828

Past performance is not predictive of future performance.

*Fund inception was September 29, 1995.

Comparison of the Change in Value of a $10,000 Investment in the Aggressive Growth Fund and the NASDAQ Composite Index*

Aggressive Growth Fund
Average Annual Total Returns
  1 Year      Since Inception*
  10.85%          17.48%

        NASDAQ Composite Index    Aggressive Growth Fund
               10000                  9600
               10064                  9552
3/96           10545                 10406
               11353                 10762
               11761                 10982
               12382                 11853
3/97           11723                 11391
               13860                 13440
               16216                 16740
               15125                 13873
3/98           17700                 15210
               18287                 14373
               16365                 12911
               21206                 17375
3/99           23823                 17562

Past performance is not predictive of future performance.

Fund inception was September 29, 1995.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1999
=============================================================================================================
                                                                                 Utility           Equity
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost...................................................     $ 27,869,108     $  34,520,209
                                                                             ==============   ===============
   At amortized cost.....................................................     $ 27,852,815     $  34,520,209
                                                                             ==============   ===============
   At market value (Note 2)..............................................     $ 41,623,274     $  53,815,963
Repurchase agreements (Note 2)...........................................               --         5,420,000
Cash.....................................................................            2,991                78
Dividends and interest receivable........................................          122,963            27,875
Receivable for capital shares sold ......................................           17,314            39,210
Other assets.............................................................           13,098            27,036
                                                                             --------------   ---------------
   TOTAL ASSETS..........................................................       41,779,640        59,330,162
                                                                             --------------   ---------------
LIABILITIES
Dividends payable........................................................           24,844                --
Payable for capital shares redeemed......................................           87,747           533,072
Payable to affiliates (Note 4)...........................................           34,333            57,193
Other accrued expenses and liabilities ..................................           26,890            33,658
                                                                             --------------   ---------------

   TOTAL LIABILITIES.....................................................          173,814           623,923
                                                                             --------------   ---------------

NET ASSETS ..............................................................     $ 41,605,826     $  58,706,239
                                                                             --------------   ---------------
Net assets consist of:
Paid-in capital..........................................................     $ 26,304,587     $  39,337,704
Accumulated net realized gains from security transactions................        1,530,780            72,781
Net unrealized appreciation on investments ..............................       13,770,459        19,295,754
                                                                             --------------   ---------------
Net assets ..............................................................     $ 41,605,826     $  58,706,239
                                                                             ==============   ===============
PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ...............................     $ 38,390,936     $  55,560,703
                                                                             ==============   ===============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................        2,488,896         2,511,439
                                                                             ==============   ===============
Net asset value and redemption price per share (Note 2)..................     $      15.42     $       22.12
                                                                             ==============   ===============
Maximum offering price per share (Note 2)................................     $      16.06     $       23.04
                                                                             ==============   ===============
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ...............................     $  3,214,890     $   3,145,536
                                                                             ==============   ===============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................          208,694           143,890
                                                                             ==============   ===============
Net asset value, offering price and redemption price per share (Note 2)..     $      15.40     $       21.86
                                                                             ==============   ===============

See accompanying notes to financial statements.

                                                                               7


STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1999
=============================================================================================================
                                                                                 Growth/         Aggressive
                                                                                  Value            Growth
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost...................................................     $ 15,111,560     $   8,087,571
                                                                             ==============   ===============
   At amortized cost.....................................................     $ 15,111,808     $   8,087,609
                                                                             ==============   ===============
   At market value (Note 2)..............................................     $ 24,662,044     $  11,406,341
Cash.....................................................................           20,191             6,509
Dividends receivable.....................................................            6,641               800
Receivable for capital shares sold.......................................            9,087             6,708
Organization costs, net (Note 2).........................................            9,521             9,521
Other assets.............................................................            9,571             8,361
                                                                             --------------   ---------------
   TOTAL ASSETS..........................................................       24,717,055        11,438,240
                                                                             --------------   --------------
LIABILITIES
Payable for capital shares redeemed......................................            5,564            14,166
Payable to affiliates (Note 4)...........................................           29,120             8,470
Other accrued expenses and liabilities...................................           18,644            13,494
                                                                             --------------   ---------------
   TOTAL LIABILITIES.....................................................           53,328            36,130
                                                                             --------------   ---------------
NET ASSETS ..............................................................     $ 24,663,727     $  11,402,110
                                                                             ==============   ===============
Net assets consist of:
Paid-in capital..........................................................     $ 15,113,491     $   8,083,378
Net unrealized appreciation on investments...............................        9,550,236         3,318,732
                                                                             --------------   ---------------
Net assets...............................................................     $ 24,663,727     $  11,402,110
                                                                             ==============   ===============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................        1,409,641           724,665
                                                                             ==============   ===============
Net asset value and redemption price per share (Note 2)..................     $      17.50     $       15.73
                                                                             ==============   ===============
Maximum offering price per share (Note 2)................................     $      18.23     $       16.39
                                                                             ==============   ===============

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1999
=============================================================================================================
                                                                                 Utility           Equity
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ............................................................     $  1,364,429     $     455,841
   Interest .............................................................          215,761           290,044
                                                                             --------------   ---------------
     TOTAL INVESTMENT INCOME ............................................        1,580,190           745,885
                                                                             --------------   ---------------
EXPENSES
   Investment advisory fees (Note 4) ....................................          326,576           375,212
   Distribution expenses, Class A (Note 4)...............................           92,716           117,348
   Distribution expenses, Class C (Note 4) ..............................           31,159            30,890
   Transfer agent fees, Class A (Note 4).................................           33,695            24,679
   Transfer agent fees, Class C (Note 4).................................           12,000            12,000
   Accounting services fees (Note 4) ....................................           36,000            39,000
   Postage and supplies..................................................           24,800            20,140
   Professional fees ....................................................           17,721            22,721
   Registration fees, Common ............................................            2,174             2,064
   Registration fees, Class A ...........................................            6,023             6,213
   Registration fees, Class C ...........................................            5,611             5,336
   Trustees' fees and expenses ..........................................           10,309            10,309
   Custodian fees .......................................................            6,671             7,679
   Reports to shareholders ..............................................            5,253             4,159
   Insurance expense ....................................................            3,995             3,295
   Other expenses .......................................................            3,945             8,244
                                                                             --------------   ---------------
     TOTAL EXPENSES .....................................................          618,648           689,289
                                                                             --------------   ---------------
NET INVESTMENT INCOME ...................................................          961,542            56,596
                                                                             --------------   ---------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions ........................        2,008,632            72,685
   Net change in unrealized appreciation/depreciation on investments.....       (5,229,709)        6,891,335
                                                                             --------------   ---------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS ...............       (3,221,077)        6,964,020
                                                                             --------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS  ..................     $ (2,259,535)    $   7,020,616
                                                                             ==============   ===============

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1999
=============================================================================================================
                                                                                 Growth/         Aggressive
                                                                                  Value            Growth
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends.............................................................     $    163,717     $      41,149
   Interest..............................................................           23,256            13,153
                                                                             --------------   ---------------
     TOTAL INVESTMENT INCOME.............................................          186,973            54,302
                                                                             --------------   ---------------
EXPENSES
   Investment advisory fees (Note 4).....................................          254,571           125,575
   Distribution expenses (Note 4)........................................           57,474            19,824
   Accounting services fees (Note 4).....................................           24,000            24,000
   Professional fees.....................................................           16,540            12,940
   Transfer agent fees (Note 4)..........................................           12,491            12,250
   Trustees' fees and expenses...........................................           11,241            11,241
   Postage and supplies..................................................           11,098            10,405
   Registration fees.....................................................            8,889             8,678
   Custodian fees........................................................            8,923             5,926
   Amortization of organization costs (Note 2)...........................            6,355             6,355
   Insurance expense.....................................................            3,135             2,085
   Reports to shareholders...............................................            2,347             2,293
   Other expenses........................................................            5,674             9,769
                                                                             --------------   ---------------
     TOTAL EXPENSES......................................................          422,738           251,341
   Expenses reimbursed by the Adviser (Note 6)...........................               --            (6,473)
                                                                             --------------   ---------------
     NET EXPENSES .......................................................          422,738           244,868
                                                                             --------------   ---------------
NET INVESTMENT LOSS .....................................................         (235,765)         (190,566)
                                                                             --------------   ---------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions ........................        3,987,680         1,735,380
   Net change in unrealized appreciation/depreciation on investments ....        1,438,007          (936,684)
                                                                             --------------   ---------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ........................        5,425,687           798,696
                                                                             --------------   ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS  .............................     $  5,189,922     $     608,130
                                                                             --------------   ---------------

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended March 31, 1999 and 1998
=============================================================================================================
                                                              Utility                        Equity
                                                               Fund                           Fund

                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,       March 31,      March 31,
                                                       1999           1998            1999           1998
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income.......................   $    961,542    $  1,203,757    $    56,596    $   134,298
   Net realized gains from
     security transactions.....................      2,008,632         396,431         72,685        131,522
   Net change in unrealized appreciation/depreciation
     on investments............................     (5,229,709)     12,365,467      6,891,335      9,717,678
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in net
   assets from operations......................     (2,259,535)     13,965,655      7,020,616      9,983,498
                                                  ------------   --------------  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A.........       (923,626)     (1,131,462)       (56,596)     (134,305)
   From net investment income, Class C.........        (37,916)        (72,537)            --            --
   Return of capital, Class A..................             --              --         (7,701)           --
   From net realized gains on security
     transactions, Class A.....................       (441,346)       (598,344)            --       (266,654)
   From net realized gains on security
     transactions, Class C.....................        (36,559)        (49,575)            --        (29,203)
                                                  ------------   --------------  -------------  -------------
Decrease in net assets from distributions
   to shareholders.............................     (1,439,447)     (1,851,918)       (64,297)      (430,162)
                                                  ------------   --------------  -------------  -------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
CLASS A
   Proceeds from shares sold...................      4,525,134       6,395,680     16,146,962     27,157,778
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders...........................      1,225,189       1,560,076         63,426        393,608
   Payments for shares redeemed................     (6,425,371)    (12,764,160)    (5,648,244)   (12,645,062)
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in net assets from
   Class A share transactions..................       (675,048)     (4,808,404)    10,562,144     14,906,324
                                                  ------------   --------------  -------------  -------------

CLASS C
   Proceeds from shares sold...................        424,245         343,251        566,536        386,194
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders...........................         69,533         112,220             --         29,105
   Payments for shares redeemed................       (573,313)       (887,840)    (1,576,756)      (429,754)
                                                  ------------   --------------  -------------  -------------

Net decrease in net assets from Class C
   share transactions..........................        (79,535)       (432,369)    (1,010,220)       (14,455)
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in net assets from
   capital share transaction...................       (754,583)     (5,240,773)     9,551,924     14,891,869
                                                  ------------   --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .......     (4,453,565)      6,872,964     16,508,243     24,445,205

NET ASSETS:
   Beginning of year...........................     46,059,391      39,186,427     42,197,996     17,752,791
                                                  ------------   --------------  -------------  -------------
   End of year.................................   $ 41,605,826    $ 46,059,391    $58,706,239    $42,197,996
                                                  ============   ==============  =============  =============


See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended March 31,1999 and 1998
and August 31, 1997
====================================================================================================================
                                                    Growth/Value Fund             Aggressive Growth Fund

                                                 Year    Seven Months   Year       Year   Seven Months    Year
                                                 Ended       Ended      Ended      Ended      Ended       Ended
                                               March 31,   March 31,  August 31,  March 31,  March 31,  August 31,
                                                 1999       1998(A)      1997       1999      1998(A)      1997
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss.....................   $(235,765)  $(146,022)  $(214,624)  $(190,566)  $(142,331)  $(148,879)
   Net realized gains (losses) from
     security transactions.................   3,987,680   1,566,803     894,909   1,735,380     241,580    (356,478)
   Net change in unrealized
     appreciation/depreciation
     on investments........................   1,438,007     437,753   7,431,395    (936,684)   (458,321)   4,653,168
                                             ----------  ----------   ---------   ---------   ---------    ---------
Net increase (decrease) in net assets
  from operations..........................   5,189,922   1,858,534   8,111,680     608,130    (359,072)   4,147,811
                                             ----------  ----------   ---------   ---------   ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains on
      security transactions................  (4,390,836) (1,021,333)   (888,542) (1,620,482)        --       (16,180)
                                             ----------  ----------   ---------   ---------   ---------    ---------

FROM CAPITAL SHARE TRANSACTIONS (Note 5):
   Proceeds from shares sold ..............   4,555,639   6,013,814   9,367,824   3,396,790   4,724,918    5,211,479
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders..........................   2,552,347     348,462     260,810     978,542         --         4,532
   Payments for shares redeemed............ (11,892,598) (5,328,293) (5,181,368) (7,456,234) (2,854,217)  (1,913,821)
                                             ----------  ----------   ---------   ---------   ---------    ---------
Net increase (decrease) in net assets from
   capital share transactions..............  (4,784,612)  1,033,983   4,447,266  (3,080,902)  1,870,701    3,302,190
                                             ----------  ----------   ---------   ---------   ---------    ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS  ..  (3,985,526)  1,871,184  11,670,404  (4,093,254)  1,511,629    7,433,821

NET ASSETS:
   Beginning of period.....................  28,649,253  26,778,069  15,107,665  15,495,364  13,983,735    6,549,914
                                             ----------  ----------   ---------   ---------   ---------    ---------
   End of period........................... $24,663,727 $28,649,253 $26,778,069 $11,402,110 $15,495,364   $13,983,735
                                            =========== =========== =========== =========== ===========   ===========

(A) Effective as of the close of business on August 29, 1997, the Growth/Value Fund and Aggressive Growth Fund were reorganized and the fiscal year-end of each Fund, subsequent to August 31, 1997, was changed to March 31 (Note 6).

See accompanying notes to financial statements.


UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS A
===============================================================================================================
                                                   Per Share Data for a Share Outstanding Throughout Each Year
===============================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  16.76    $  12.44    $  12.24    $  10.47     $ 10.52
                                                  ----------   ---------   ----------   ---------  ----------
Income (loss) from investment operations:
   Net investment income........................        0.38        0.43        0.46        0.47        0.43
   Net realized and unrealized gains (losses)
      on investments............................       (1.16)       4.56        0.22        1.77        (0.05)
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................       (0.78)       4.99        0.68        2.24        0.38
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........       (0.38)      (0.43)      (0.46)      (0.47)      (0.43)
   Distributions from net realized gains........       (0.18)      (0.24)      (0.02)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................       (0.56)      (0.67)      (0.48)      (0.47)      (0.43)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  15.42    $  16.76    $  12.44    $  12.24     $ 10.47
                                                  ==========   =========   ==========   =========  ==========
Total return(A) ................................     (4.79) %     40.92%        5.61%      21.65%      3.68%
                                                  ==========   =========   ==========   =========  ==========
Net assets at end of year (000's)...............    $ 38,391    $ 42,463    $ 36,087    $ 40,424     $40,012
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets.........       1.33%       1.25%       1.25%       1.25%       1.25%

Ratio of net investment income to average
    net assets..................................       2.30%       3.03%       3.65%       3.97%       4.06%

Portfolio turnover rate ........................          4%          0%          3%         11%         17%

--------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS C
=================================================================================================================
                                                   Per Share Data for a Share Outstanding Throughout Each Year
=================================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  16.74    $  12.43    $  12.23    $  10.46     $ 10.51
                                                  ----------   ---------   ----------   ---------  ----------
Income (loss) from investment operations:
   Net investment income........................        0.18        0.31        0.35        0.37        0.35
   Net realized and unrealized gains (losses)
     on investments.............................       (1.16)       4.57        0.24        1.78        (0.04)
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................       (0.98)       4.88        0.59        2.15        0.31
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........       (0.18)      (0.33)      (0.37)      (0.38)      (0.36)
   Distributions from net realized gains........       (0.18)      (0.24)      (0.02)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................       (0.36)      (0.57)      (0.39)      (0.38)      (0.36)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  15.40    $  16.74    $  12.43    $  12.23     $ 10.46
                                                  ==========   =========   ==========   =========  ==========
Total return(A) ................................     (5.92)%      39.91%       4.82%      20.78%       3.00%
                                                  ----------   ---------   ----------   ---------  ----------
Net assets at end of year (000's)...............    $  3,215    $  3,597    $  3,099    $  3,686     $ 3,599
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets ........       2.50%       2.00%       2.00%       2.00%       2.00%

Ratio of net investment income to average
   net assets..................................        1.13%       2.28%       2.89%       3.19%       3.41%

Portfolio turnover rate.........................          4%          0%          3%         11%         17%

------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

14

EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS A
==================================================================================================================
                                                  Per Share Data for a Share Outstanding Throughout Each Year
==================================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  19.38    $  13.76    $  12.45    $   9.84     $  9.26
                                                  ----------   ---------   ----------   ---------  ----------
Income from investment operations:
   Net investment income........................        0.04        0.09        0.12        0.13        0.15
   Net realized and unrealized gains
     on investments.............................        2.73        5.76        1.35        2.60        0.59
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................        2.77        5.85        1.47        2.73        0.74
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........       (0.03)      (0.08)      (0.12)      (0.12)      (0.16)
   Distributions from net realized gains........          --       (0.15)      (0.04)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................       (0.03)      (0.23)      (0.16)      (0.12)      (0.16)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  22.12    $  19.38    $  13.76    $  12.45     $  9.84
                                                  ==========   =========   ==========   =========  ==========

Total return(A) ................................      14.30%      42.74%      11.82%      27.90%       8.07%
                                                  ==========   =========   ==========   =========  ==========
Net assets at end of year (000's)...............    $ 55,561    $ 38,336    $ 14,983    $  8,502     $ 4,300
                                                  ==========   =========   ==========   =========  ==========

Ratio of net expenses to average net
   assets(B)....................................       1.31%       1.25%       1.25%        1.25%       1.25%

Ratio of net investment income to average
   net asset....................................       0.18%       0.53%       0.91%        1.06%       1.57%

Portfolio turnover rate.........................         10%          7%         38%          38%        159%

--------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.43%, 2.02% and 1.94% for the years ended March 31, 1997, 1996 and 1995, respectively.

See accompanying notes to financial statements.

EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS C
======================================================================================================================
                                                  Per Share Data for a Share Outstanding Throughout Each Year
======================================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  19.34    $  13.77    $  12.46    $   9.86     $  9.26
                                                  ----------   ---------   ----------   ---------  ----------


Income from investment operations:
   Net investment income (loss).................       (0.19)     (0.03)        0.02        0.05        0.10
   Net realized and unrealized gains
      on investments............................        2.71        5.75        1.35        2.60        0.57
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................        2.52        5.72        1.37        2.65        0.67
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........          --          --       (0.02)      (0.05)      (0.07)
   Distributions from net realized gains........          --       (0.15)      (0.04)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................          --       (0.15)      (0.06)      (0.05)      (0.07)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  21.86    $  19.34    $  13.77    $  12.46     $  9.86
                                                  ==========   =========   ==========   =========  ==========
Total return(A) ................................      13.03%      41.63%      11.01%      26.90%      7.32%
                                                  ==========   =========   ==========   =========  ==========
Net assets at end of year (000's)...............    $  3,146    $  3,862    $  2,770    $  2,436     $ 1,995
                                                  ==========   =========   ==========   =========  ==========
Ratio of net expenses to average net
   assets(B)....................................       2.41%       2.00%       2.00%        2.00%       2.00%

Ratio of net investment income (loss) to
   average net assets...........................      (0.92)%     (0.18)%      0.15%        0.38%       0.68%

Portfolio turnover rate.........................         10%          7%         38%          38%        159%

---------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14%, 2.70% and 2.50% for the years ended March 31, 1997, 1996 and 1995, respectively.

See accompanying notes to financial statements.

16

GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS
======================================================================================================================
                                                Per Share Data for a Share Outstanding Throughout Each Period
======================================================================================================================
                                                       Year       Seven Months        Year          Period
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,      August 31,     August 31,
                                                       1999          1998(A)          1997          1996(B)
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.........   $      16.30    $      15.90    $     11.18    $     10.00
                                                  ------------   --------------  -------------  -------------
Income from investment operations:
   Net investment loss.........................          (0.17)          (0.08)         (0.13)        (0.06)(C)
   Net realized and unrealized gains
     on investments............................           4.84            1.05           5.39           1.24
                                                  ------------   --------------  -------------  -------------
Total from investment operations...............           4.67            0.97           5.26           1.18
                                                  ------------   --------------  -------------  -------------
Less distributions:
   Distributions from net realized gains.......          (3.47)          (0.57)         (0.54)           --
                                                  ------------   --------------  -------------  -------------
Net asset value at end of period...............   $      17.50    $      16.30    $     15.90    $     11.18
                                                  ============   ==============  =============  =============
Total return(D) ...............................         29.89%           6.43%         47.11%         11.80%
                                                  ============   ==============  =============  =============
Net assets at end of period (000's)............   $     24,664    $     28,649    $    26,778    $    15,108
                                                  ============   ==============  =============  =============

Ratio of net expenses to average net
   assets(E)...................................          1.66%           1.66%(F)       1.95%          1.95%(F)

Ratio of net investment loss to average
   net assets(F)...............................         (0.93)%          (0.91)%(F)     (1.03)%       (0.62)%

Portfolio turnover rate........................            59%             62%(F)         52%            21%

---------------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31 (Note 7).
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assets would have been
    2.83%(F) for the period ended August 31, 1996.
(F) Annualized.

See accompanying notes to financial statements.

                                                                              17


AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
=====================================================================================================================
                                                       Year       Seven Months        Year          Period
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,      August 31,     August 31,
                                                       1999          1998(A)          1997          1996(B)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.........   $      15.81    $      16.29    $     10.95    $     10.00
                                                  ------------   --------------  -------------  -------------

Income (loss) from investment operations:
   Net investment loss.........................          (0.27)          (0.15)         (0.17)         (0.11)(C)
   Net realized and unrealized gains (losses)
      on investments................................      2.67           (0.33)          5.54           1.06
                                                  ------------   --------------  -------------  -------------
Total from investment operations...............           2.40           (0.48)          5.37           0.95
                                                  ------------   --------------  -------------  -------------
Less distributions:
   Distributions from net realized gains.......          (2.48)             --          (0.03)           --
                                                  ------------   --------------  -------------  -------------
Net asset value at end of period...............   $      15.73    $      15.81    $     16.29    $     10.95
                                                  ============   ==============  =============  =============
Total return(D) ...............................         15.46%          (2.95)%        49.09%          9.50%
                                                  ============   ==============  =============  =============
Net assets at end of period (000's)............   $     11,402    $     15,495    $    13,984    $     6,550
                                                  ============   ==============  =============  =============

Ratio of net expenses to average net
   assets(E)...................................          1.95%           1.95%(F)        1.94%          1.95%(F)

Ratio of net investment loss to average
   net assets(F)...............................         (1.52)%         (1.66)%(F)      (1.57)%        (1.26)%

Portfolio turnover rate........................            93%             40%(F)          51%            16%

Amount of debt outstanding at end of period....   $         --             n/a            n/a            n/a

Average daily amount of debt outstanding during
   the period (000's)..........................   $         80             n/a            n/a            n/a

Average daily number of capital shares outstanding
   during the period (000's)...................            818             n/a            n/a            n/a

Average amount of debt per share during
   the period..................................   $       0.10             n/a            n/a            n/a

-----------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31 (Note 7).
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.00%, 2.62% and 5.05%(F) for the periods ended March 31, 1999, August 31, 1997 and August 31, 1996, respectively (Note 6).
(F) Annualized.

See accompanying notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
================================================================================
1.   ORGANIZATION
The Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund (collectively, the Funds) are each a series of Countrywide Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund. The Growth/Value Fund and Aggressive Growth Fund were originally organized as series of Trans Adviser Funds, Inc. (Note 7).

The Utility Fund seeks a high level of current income. Capital appreciation is a secondary objective. The Fund invests primarily in common, preferred and convertible preferred stocks of public utilities that currently pay dividends. The Fund also invests in investment grade bonds of public utilities. The public utilities industry includes companies that produce or supply electric power, natural gas, water, sanitary services, telecommunications and other communications services (but not radio or television broadcasters) for public use or consumption.

The Equity Fund seeks long-term growth of capital, current income and growth of income by investing primarily in dividend-paying common stocks. The Fund's investment adviser, in selecting securities for purchase, employs a quantitative screening strategy, searching for securities believed to offer above market growth at below market pricing.

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not reflect the prospect for accelerating earnings/cash flow growth. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Investments are largely made in companies of greater than $750 million capitalization.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund seeks growth opportunities among companies of various sizes. The Fund seeks to achieve its objective by investing primarily in common stocks, but also in preferred stocks, convertible bonds, options and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Many of these companies are in the small to medium-sized category (companies with market capitalizations of less than $750 million at the time of purchase).

The Utility Fund and Equity Fund each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that
(i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.
                                                                              19

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each class of shares of the Utility Fund and Equity Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share. The net asset value per share of the Growth/Value Fund and Aggressive Growth Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share of the Growth/Value Fund and Aggressive Growth Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price).

The redemption price per share of each Fund, including each class of shares with respect to the Utility Fund and Equity Fund, is equal to the net asset value per share. However, Class C shares of the Utility Fund and Equity Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Utility Fund and Equity Fund and annually to shareholders of the Growth/Value Fund and Aggressive Growth Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Utility Fund and Equity Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Organization costs -- Costs incurred by the Growth/Value Fund and Aggressive Growth Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments (excluding repurchase agreements) as of March 31, 1999:

-----------------------------------------------------------------------------------------------------------------
                                                                                     Growth/      Aggressive
                                                      Utility        Equity           Value         Growth
                                                       Fund           Fund            Fund           Fund
-----------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation..................   $ 14,044,227    $ 21,522,301    $ 9,754,046    $ 3,705,151
Gross unrealized depreciation..................       (273,768)     (2,226,547)      (203,810)      (386,419)
                                                  ------------   --------------  -------------  -------------
Net unrealized appreciation....................   $ 13,770,459    $ 19,295,754    $ 9,550,236    $ 3,318,732
                                                  ------------   --------------  -------------  -------------
Federal income tax cost........................   $ 27,852,815    $ 34,520,209    $15,111,808    $ 8,087,608
                                                  ------------   --------------  -------------  -------------
-----------------------------------------------------------------------------------------------------------------

Reclassification of capital accounts -- For the year ended March 31, 1999, the Growth/Value Fund and Aggressive Growth Fund reclassified net investment losses of $235,765 and $190,566, respectively, against paid-in capital on the Statements of Assets and Liabilities. The Equity Fund reclassified $7,701 of overdistributed net investment income against paid-in capital. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

3.  INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows for the year ended March 31, 1999:

------------------------------------------------------------------------------------------------------------------
                                                                                     Growth/      Aggressive
                                                      Utility        Equity           Value         Growth
                                                       Fund           Fund            Fund           Fund
------------------------------------------------------------------------------------------------------------------
Purchases of investment securities.............   $  1,721,320    $ 14,471,647    $14,983,235    $11,641,423
                                                  ============   ==============  =============  =============
Proceeds from sales and maturities of
   investment securities.......................   $  3,409,806    $  4,355,481    $26,159,764    $16,642,244
                                                  ============   ==============  =============  =============
------------------------------------------------------------------------------------------------------------------

4.   TRANSACTIONS WITH AFFILIATES
The Chairman, President and certain other officers of the Trust are also officers of Countrywide Financial Services, Inc., or its subsidiaries which include Countrywide Investments, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's transfer agent, shareholder service agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

MANAGEMENT AGREEMENTS
Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement, the Utility Fund and Equity Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its respective average daily net assets up to $200 million; 0.70% of such net assets from $200 million to $500 million; and 0.50% of such net assets in excess of $500 million. The Growth/Value Fund and Aggressive Growth Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its respective average daily net assets up to $50 million; 0.90% of such net assets from $50 million to $100 million; 0.80% of such net assets from $100 million to $200 million; and 0.75% of such net assets in excess of $200 million.

Mastrapasqua and Associates, Inc. (Mastrapasqua) has been retained by the Adviser to manage the investments of the Growth/Value Fund and Aggressive Growth Fund. The Adviser (not the Funds) pays Mastrapasqua a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.60% of each Fund's respective average daily net assets up to $50 million; 0.50% of such net assets from $50 million to $100 million; 0.40% of such net assets from $100 million to $200 million; and 0.35% of such net assets in excess of $200 million.

The Adviser has agreed, until at least August 31, 1999, to waive fees and reimburse expenses to the extent necessary to limit total operating expenses of the Growth/Value Fund and Aggressive Growth Fund to 1.95% of each Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from each Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $3,000 from each of the Utility Fund and Equity Fund and $2,000 from each of the Growth/Value Fund and Aggressive Growth Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Adviser is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser earned $5,789, $4,158, $3,390 and $7,588 from underwriting and broker commissions on the sale of shares of the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund, respectively, for the year ended March 31, 1999. In addition, the Adviser collected $457 and $693 of contingent deferred sales loads on the redemption of Class C shares of the Utility Fund and Equity Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

CUSTODIAN AGREEMENTS
Firstar Bank, N.A., which serves as the custodian for the Growth/Value Fund and Aggressive Growth Fund, was a significant shareholder of record of each Fund as of March 31, 1999. Under the terms of its Custodian Agreements, Firstar Bank receives from each Fund an asset-based fee plus certain transaction charges.

5.  Capital Share Transactions
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

----------------------------------------------------------------------------------------------------------------
                                                             Utility                        Equity
                                                              Fund                           Fund

                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,       March 31,      March 31,
                                                       1999           1998            1999           1998
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold....................................        275,492         441,718        818,011      1,675,833
Shares issued in reinvestment of distributions
   to shareholders.............................         75,229         105,777          3,351         22,496
Shares redeemed................................       (395,304)       (914,263)      (287,992)      (808,858)
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in shares outstanding..        (44,583)       (366,768)       533,370        889,471
Shares outstanding, beginning of year..........      2,533,479       2,900,247      1,978,069      1,088,598
                                                  ------------   --------------  -------------  -------------
Shares outstanding, end of year................      2,488,896       2,533,479      2,511,439      1,978,069
                                                  ============   ==============  =============  =============
CLASS C
Shares sold....................................         25,825          23,316         28,644         23,254
Shares issued in reinvestment of distributions
   to shareholders.............................          4,271           7,595             --          1,642
Shares redeemed................................        (36,290)        (65,381)       (84,439)       (26,402)
                                                  ------------   --------------  -------------  -------------
Net decrease in shares outstanding.............         (6,194)        (34,470)       (55,795)        (1,506)
Shares outstanding, beginning of year..........        214,888         249,358        199,685        201,191
                                                  ------------   --------------  -------------  -------------
Shares outstanding, end of year................        208,694         214,888        143,890        199,685
                                                   ============   ==============  =============  =============
----------------------------------------------------------------------------------------------------------------
                                                                              23


----------------------------------------------------------------------------------------------------------------
                                                      Growth/Value                   Aggressive Growth
                                                          Fund                             Fund
                                               Year   Seven Months   Year       Year   Seven Months    Year
                                               Ended      Ended      Ended      Ended      Ended       Ended
                                             March 31,  March 31,  Aug. 31,   March 31,  March 31,   Aug. 31,
                                               1999       1998       1997       1999       1998        1997
----------------------------------------------------------------------------------------------------------------
Shares sold................................   263,603    392,494     751,684    216,290    304,821    418,585
Shares issued in reinvestment of distributions
   to shareholders.........................   150,161     23,529      16,584     63,418        --        376
Shares redeemed............................  (761,516)  (343,315)   (434,401)  (535,148)  (183,404) (158,580)
                                            ---------- ----------  ---------  ---------  ---------  ---------
Net increase (decrease) in shares
   outstanding.............................  (347,752)    72,708     333,867   (255,440)   121,417   260,381
Shares outstanding, beginning of period....  1,757,393 1,684,685   1,350,818    980,105    858,688   598,307
                                            ---------- ----------  ---------  ---------  ---------  ---------
Shares outstanding, end of period..........  1,409,641 1,757,393   1,684,685    724,665    980,105   858,688
                                            ---------- ----------  ---------  ---------  ---------  ---------
-----------------------------------------------------------------------------------------------------------------

6.  BORROWINGS
The Growth/Value Fund and Aggressive Growth Fund each have a Loan Agreement with Firstar Bank, N.A., to be used for temporary or emergency purposes, including the financing of capital share redemption requests that might otherwise require the untimely disposition of securities. The Loan Agreements permit borrowings up to a maximum principal amount outstanding not to exceed the lesser of $1,500,000 for the Growth/Value Fund and $3,000,000 for the Aggressive Growth Fund or certain other amounts which are calculated based upon the amounts and composition of assets in each Fund as defined in the Loan Agreement. Each Fund agrees to pay interest on any unpaid principal balance at prevailing market rates as defined in the Loan Agreement.

As of March 31, 1999, neither Fund had outstanding borrowings under the Loan Agreement. The maximum amount outstanding during the year for the Aggressive Growth Fund was $1,400,000 at a weighted average interest rate of 7.75%. For the year ended March 31, 1999, the Aggressive Growth Fund incurred, and the Adviser reimbursed, $6,473 of interest expense on such borrowings.

7.  AGREEMENT AND PLAN OF REORGANIZATION
The Growth/Value Fund and Aggressive Growth Fund were originally organized as series of Trans Adviser Funds, Inc. (Trans Adviser), an open-end management investment company incorporated under the laws of the State of Maryland. Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, each Fund, on August 29, 1997, succeeded to the assets and liabilities of a series of Trans Adviser with the same name (the Predecessor Fund). The investment objective, policies and restrictions of each Fund and its Predecessor Fund are substantially identical.

For federal income tax purposes, the reorganization of the Growth/Value Fund and Aggressive Growth Fund qualified as a tax-free reorganization with no tax consequences to either Fund, its Predecessor Fund or their shareholders. In connection with the reorganization, the fiscal year-end of each Fund, subsequent to August 31, 1997, has been changed from August 31 to March 31.

8.  FEDERAL TAX INFORMATION (UNAUDITED)
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 1999. On October 30, 1998, the Utility Fund declared and paid a long-term capital gain distribution of $0.1820 per share. On November 16, 1998 and March 19, 1999, the Growth/Value Fund declared and paid long-term capital gain distributions of $0.5450 and $2.9234 per share, respectively. On March 19, 1999, the Aggressive Growth Fund declared and paid a long-term capital gain distribution of $2.4768 per share. As required by federal regulations, shareholders will receive notification of their portion of a Fund's taxable capital gain distribution, if any, paid during the 1999 calendar year early in 2000.

UTILITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
============================================================================================================
                                                                                                    Market
COMMON STOCKS -- 91.2%                                                            Shares             Value
------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 42.0%
AES Corp.*...............................................................           45,000     $   1,676,250
Baltimore Gas & Electric Co..............................................           50,050         1,270,019
Cinergy Corp.............................................................           50,000         1,375,000
Cleco Corp...............................................................           30,000           885,000
CMS Energy Corp..........................................................           60,000         2,403,750
DPL, Inc.................................................................           75,000         1,237,500
Duke Power Co............................................................           42,000         2,294,250
FPL Group, Inc...........................................................           45,000         2,396,250
Kansas City Power & Light Co.............................................           50,000         1,231,250
Northern States Power Co.................................................           60,000         1,391,250
Scana Corp...............................................................           60,000         1,301,250
                                                                                              ---------------
                                                                                               $  17,461,769
                                                                                              ---------------
TELECOMMUNICATIONS -- 37.7%
Ameritech Corp...........................................................           50,000     $   2,893,750
AT&T Corp................................................................           30,000         2,394,375
Bell Atlantic Corp.......................................................           50,000         2,584,375
BellSouth Corp...........................................................           75,000         3,004,687
GTE Corp.................................................................           45,000         2,722,500
Lucent Technologies, Inc.................................................           19,444         2,095,091
                                                                                              ---------------
                                                                                               $  15,694,778
                                                                                              ---------------
GAS COMPANIES -- 6.6%
MCN Corp.................................................................           70,000     $   1,124,375
Oneok, Inc...............................................................           25,000           618,750
Wicor, Inc...............................................................           50,000         1,012,500
                                                                                              ---------------
                                                                                               $   2,755,625
                                                                                              ---------------
WATER COMPANIES -- 4.9%
American Water Works, Inc................................................           70,000     $   2,034,375
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $24,267,526)...................................                      $  37,946,547
                                                                                              ---------------
=============================================================================================================
                                                                                    Par             Market
CORPORATE BONDS -- 5.2%                                                            Value             Value
-------------------------------------------------------------------------------------------------------------
Dayton Power & Light Co., 8.40%, 12/01/22................................     $  1,000,000     $   1,056,165
New York Telephone Co., 9.375%, 7/15/31..................................        1,000,000         1,120,562
                                                                             --------------   ---------------

TOTAL CORPORATE BONDS (Amortized Cost $2,085,289)........................     $  2,000,000     $   2,176,727
                                                                             ==============   ---------------

                                                                              25

UTILITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999 (continued)
=============================================================================================================
                                                                                    Par             Market
COMMERCIAL PAPER -- 3.6%                                                           Value             Value
-------------------------------------------------------------------------------------------------------------
BP America, 4/01/99 (Amortized Cost $1,500,000)..........................     $  1,500,000     $   1,500,000
                                                                             ==============   ---------------

TOTAL INVESTMENT SECURITIES-- 100.0% (Amortized Cost $27,852,815)........                      $  41,623,274

LIABILITIES IN EXCESS OF OTHER ASSETS-- 0.0% ............................                            (17,448)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $ 41,605,826
                                                                                              ===============

* Non-income producing security.

See accompanying notes to financial statements.

26

EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
=============================================================================================================
                                                                                                   Market
COMMON STOCKS -- 91.7%                                                            Shares             Value
-------------------------------------------------------------------------------------------------------------
CONSUMER, NON-CYCLICAL -- 28.5%
Abbott Laboratories......................................................           30,000     $   1,404,375
Albertson's, Inc.........................................................           15,000           814,687
American Home Products Corp..............................................           20,000         1,305,000
Johnson & Johnson........................................................           22,000         2,061,125
Merck & Co., Inc.........................................................           20,000         1,603,750
Newell Rubbermaid, Inc...................................................           30,000         1,425,000
PepsiCo, Inc.............................................................           35,000         1,371,563
Pfizer, Inc..............................................................           20,000         2,775,000
Procter & Gamble Co......................................................           25,000         2,448,438
Sara Lee Corp............................................................           34,000           841,500
Schering-Plough Corp.....................................................           12,000           663,750
                                                                                              ---------------
                                                                                               $  16,714,188
                                                                                              ---------------
TECHNOLOGY -- 20.3%
Compaq Computer Corp. ...................................................           40,000     $   1,267,500
Hewlett-Packard Co.......................................................           17,500         1,186,719
Intel Corp...............................................................           20,000         2,382,500
Lucent Technologies, Inc.................................................            3,888           418,932
MCI Worldcom*............................................................           22,000         1,948,375
Motorola, Inc............................................................            9,000           659,250
Northern Telecom Limited.................................................           15,000           931,875
Sun Microsystems, Inc.*..................................................           25,000         3,123,437
                                                                                              ---------------
                                                                                               $  11,918,588
                                                                                              ---------------
FINANCIAL SERVICES -- 17.1%
AFLAC, Inc...............................................................           40,000     $   2,177,500
American International Group.............................................           16,500         1,990,312
Bank of New York Co., Inc................................................           60,000         2,156,250
Freddie Mac..............................................................           30,000         1,713,750
Horace Mann Educators Corp...............................................           40,000           927,500
Wells Fargo Co...........................................................           30,000         1,051,875
                                                                                              ---------------
                                                                                               $  10,017,187
                                                                                              ---------------
CONSUMER, CYCLICAL -- 13.1%
Gap, Inc.................................................................           45,000     $   3,029,063
Mattel, Inc..............................................................           55,000         1,368,125
McDonald's Corp..........................................................           46,000         2,084,375
The Walt Disney Co.......................................................           39,000         1,213,875
                                                                                              ---------------
                                                                                               $   7,695,438
                                                                                              ---------------
ENERGY -- 4.3%
Apache Corp..............................................................           35,000     $     912,187
Enron Corp...............................................................           25,000         1,606,250
                                                                                              ---------------
                                                                                               $   2,518,437
                                                                                              ---------------
CONGLOMERATES -- 3.2%
General Electric Co......................................................           17,000     $   1,880,625
                                                                                              ---------------

INDUSTRIAL -- 2.7%
Diebold, Inc.............................................................           30,000     $     720,000
Emerson Electric Co......................................................           17,000           899,937
                                                                                              ---------------
                                                                                               $   1,619,937
                                                                                              ---------------
                                                                              27

EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999 (continued)
================================================================================================================
                                                                                                    Market
COMMON STOCKS -- 91.7%                                                            Shares             Value
----------------------------------------------------------------------------------------------------------------
BASIC MATERIALS -- 2.5%
duPont (E.I.) de Nemours & Co............................................           25,000     $   1,451,563
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $34,520,209)...................................                      $  53,815,963
                                                                                              ---------------

================================================================================================================
                                                                                  Face             Market
REPURCHASE AGREEMENTS (1)-- 9.2%                                                  Value             Value
----------------------------------------------------------------------------------------------------------------
Bank One, N.A., 4.95%, dated 3/31/99, due 4/01/99,
  repurchase proceeds $5,420,745.........................................    $   5,420,000     $   5,420,000
                                                                             --------------   ---------------

TOTAL COMMON STOCKS AND REPURCHASE AGREEMENTS-- 100.9% ..................                      $  59,235,963

LIABILITIES IN EXCESS OF OTHER ASSETS--  (0.9%) .........................                           (529,724)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  58,706,239
                                                                                              ===============

*  Non-income producing security.
(1)Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

28

GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
================================================================================================================
                                                                                                    Market
COMMON STOCKS -- 92.4%                                                            Shares             Value
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 52.9%
Applied Materials, Inc.*.................................................           21,000     $   1,295,438
Compuware Corp.*.........................................................           20,000           477,500
EMC Corp.*...............................................................           11,000         1,405,250
Intel Corp...............................................................           11,000         1,310,375
International Business Machines Corp.....................................            7,000         1,240,750
Lexmark International Group, Inc. - Class A*.............................            9,500         1,061,625
Novell, Inc.*............................................................           89,000         2,241,688
Oracle Corp.*............................................................           57,750         1,523,156
Sun Microsystems, Inc.*..................................................           20,000         2,498,750
                                                                                              ---------------
                                                                                               $  13,054,532
                                                                                              ---------------
HEALTH CARE -- 20.2%
Amgen, Inc.*.............................................................           10,000     $     748,750
Baxter International, Inc................................................           11,000           726,000
Becton, Dickinson and Co.................................................           10,000           383,125
Bristol-Myers Squibb Co..................................................           16,000         1,029,000
Pharmacia & Upjohn, Inc..................................................           16,000           998,000
Schering-Plough Corp.....................................................           20,000         1,106,250
                                                                                              ---------------
                                                                                               $   4,991,125
                                                                                              ---------------
ENTERTAINMENT -- 6.3%
Carnival Corp. - Class A.................................................           25,000     $   1,214,062
Marriott International, Inc. - Class A...................................           10,000           336,250
                                                                                              ---------------
                                                                                               $   1,550,312
                                                                                              ---------------
RETAIL -- 4.0%
CVS Corp.................................................................           15,000     $     712,500
Walgreen Co..............................................................            9,200           259,900
                                                                                              ---------------
                                                                                               $     972,400
                                                                                              ---------------
FINANCIAL SERVICES -- 3.3%
Concord EFS, Inc.*.......................................................           29,700     $     818,606
                                                                                              ---------------

AEROSPACE/DEFENSE -- 2.9%
General Dynamics Corp....................................................           11,200     $     719,600
                                                                                              ---------------



TRANSPORTATION -- 2.8%
AMR Corp.*...............................................................            7,500     $     439,219
MotivePower Industries, Inc.*............................................           10,000           251,250
                                                                                              ---------------
                                                                                               $     690,469
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $13,246,808)...................................                      $  22,797,044
                                                                                              ---------------

                                                                              29


GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999 (continued)
===================================================================================================================
                                                                                    Par             Market
U. S. GOVERNMENT AGENCY ISSUES-- 7.6%                                             Value             Value
-------------------------------------------------------------------------------------------------------------------
Federal Agricultural Mortgage Corp. Discount Note, 4/01/99
   (Amortized Cost $1,865,000)...........................................     $   1,865,000    $   1,865,000
                                                                             --------------   ---------------

TOTAL INVESTMENT SECURITIES-- 100.0% (Amortized Cost $15,111,808) .......                      $  24,662,044

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.0% ............................                              1,683
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  24,663,727
                                                                                              ---------------

* Non-income producing security.

See accompanying notes to financial statements.

30

AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
================================================================================================================
                                                                                                    Market
COMMON STOCKS -- 97.6%                                                            Shares             Value
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 52.3%
Compuware Corp.*.........................................................           25,000     $     596,875
EMC Corp.*...............................................................            5,000           638,750
Intel Corp...............................................................            4,500           536,063
Lexmark International Group, Inc. - Class A*.............................            4,500           502,875
Novell, Inc.*............................................................           50,000         1,259,375
Oracle Corp.*............................................................           16,875           445,078
Seagate Technology, Inc.*................................................           18,000           532,125
SMART Modular Technologies, Inc.*........................................           30,000           448,125
Sun Microsystems, Inc.*..................................................            5,000           624,688
Teradyne, Inc.*..........................................................            7,000           381,937
                                                                                              ---------------
                                                                                               $   5,965,891
                                                                                              ---------------
HEALTH CARE -- 24.0%
Alternative Living Services, Inc.*.......................................           10,000     $     200,000
Amgen, Inc.*.............................................................            6,000           449,250
Biogen, Inc.*............................................................            4,000           457,250
Capital Senior Living Corp.*.............................................           14,800           104,525
Chiron Corp.*............................................................           13,000           285,188
Elan Corp. plc - ADR*....................................................            3,000           209,250
Pharmacia & Upjohn, Inc..................................................            9,000           561,375
Sunrise Assisted Living, Inc.*...........................................            6,000           273,375
Watson Pharmaceuticals, Inc.*............................................            4,400           194,150
                                                                                              ---------------
                                                                                               $   2,734,363
                                                                                              ---------------
RETAIL -- 8.2%
CVS Corp.................................................................            5,500     $     261,250
Shop At Home, Inc.*......................................................           20,000           251,250
Walgreen Co..............................................................           14,800           418,100
                                                                                              ---------------
                                                                                               $     930,600
                                                                                              ---------------
ENTERTAINMENT -- 4.3%
Carnival Corp. - Class A.................................................           10,000     $     485,625

                                                                                              ---------------

TRANSPORTATION -- 3.5%
MotivePower Industries, Inc.*............................................            5,000     $     125,625
Southwest Airlines Co....................................................            9,000           272,250
                                                                                              ---------------
                                                                                               $     397,875
                                                                                              ---------------

TELECOMMUNICATIONS -- 2.9%
Uniphase Corp.*..........................................................            2,900     $     333,862
                                                                                              ---------------

FINANCIAL SERVICES -- 2.4%
Viad Corp................................................................           10,000     $     278,125
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $7,807,609) ...................................                      $  11,126,341
                                                                                              ---------------

                                                                              31


AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999 (continued)
================================================================================================================
                                                                                   Par             Market
U.S. GOVERNMENT AGENCY ISSUES-- 2.4%                                              Value             Value
----------------------------------------------------------------------------------------------------------------
Federal Agricultural Mortgage Corp. Discount Note, 4/01/99
   (Amortized Cost $280,000).............................................      $   280,000     $     280,000
                                                                             --------------   ---------------

TOTAL INVESTMENT SECURITIES-- 100.0% (Amortized Cost $8,087,609) ........                      $  11,406,341

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.0%) ..........................                             (4,231)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  11,402,110
                                                                                              ---------------

* Non-income producing security.
  ADR - American depositary receipt.

See accompanying notes to financial statements.

32

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================


Logo ARTHUR ANDERSEN LLP

To the Shareholders and Board of Trustees of Countrywide Strategic Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Countrywide Strategic Trust (comprising, respectively, the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund) as of March 31, 1999, and (i) for the Utility Fund and Equity Fund the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon and (ii) for the Growth/Value Fund and Aggressive Growth Fund the related statements of operations, statements of changes in net assets and the financial highlights for the year ended March 31, 1999, the seven-month period ended March 31, 1998 and the year ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Growth/Value Fund and Aggressive Growth Fund for the period ended August 31, 1996 were audited by other auditors whose report dated October 18, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Countrywide Strategic Trust as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.




/s/ARTHUR ANDERSEN LLP
Cincinnati, Ohio,
April 30, 1999

Countrywide Investments
------------------------

COUNTRYWIDE STRATEGIC TRUST
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll Free) 800-543-8721
Cincinnati: 629-2000
Rate Line: 579-0999

SHAREHOLDER SERVICES
Nationwide: (Toll Free) 800-543-0407
Cincinnati: 629-2050

BOARD OF TRUSTEES
Angelo R. Mozilo, Chairman
Robert H. Leshner, President
Donald L. Bogdon, M.D.
H. Jerome Lerner
Howard J. Levine
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354


This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Countrywide Strategic Trust.

CAPITAL APPRECIATION                              Countrywide Investments
     INCOME


SEMI-ANNUAL
   REPORT

September 30, 1999
(Unaudited)

                                                          Utility Fund

                                                           Equity Fund

                                                     Growth/Value Fund

                                                 Aggressive Growth Fund


LOGO: COUNTRYWIDE INVESTMENTS


STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1999 (Unaudited)
------------------------------------------------------------------------------------
                                                          UTILITY         EQUITY
(000's)                                                    FUND            FUND
------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost                                 $    27,337      $    40,058
                                                       =============================
   At amortized cost                                   $    27,318      $    40,058
                                                       =============================
   At market value (Note 2)                            $    44,887      $    57,358
Repurchase agreements (Note 2)                                  --            6,410
Cash                                                             1                4
Dividends and interest receivable                              123               29
Receivable for capital shares sold                              13               14
Other assets                                                    13               27
                                                       -----------------------------
TOTAL ASSETS                                                45,037           63,842
                                                       -----------------------------

LIABILITIES
Dividends payable                                               26               --
Payable for capital shares redeemed                             97                6
Payable to affiliates (Note 4)                                  35               57
Other accrued expenses and liabilities                          12               18
                                                       -----------------------------
TOTAL LIABILITIES                                              170               81
                                                       -----------------------------

NET ASSETS                                             $    44,867      $    63,761
                                                       =============================

NET ASSETS CONSIST OF:
Paid-in capital                                        $    25,153      $    45,949
Accumulated net investment loss                                 --              (64)
Accumulated net realized gains
   from security transactions                                2,145              576
Net unrealized appreciation on investments                  17,569           17,300
                                                       -----------------------------

NET ASSETS                                             $    44,867      $    63,761
                                                       =============================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares              $    41,519      $    60,517
                                                       =============================
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)
  (Note 5)                                                   2,437            2,803
                                                       =============================
Net asset value and redemption
   price per share (Note 2)                            $     17.03      $     21.59
                                                       =============================
Maximum offering price per share (Note 2)              $     18.07      $     22.91
                                                       =============================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares              $     3,348      $     3,244
                                                       =============================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) (Note 5)                                      197              153
                                                       =============================
Net asset value and redemption
   price per share (Note 2)                            $     17.02      $     21.21
                                                       =============================
Maximum offering price per share (Note 2)              $     17.24      $     21.48
                                                       =============================

See accompanying notes to financial statements.


4 - Countrywide Investments

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------
                                                          GROWTH/       AGGRESSIVE
                                                           VALUE          GROWTH
(000's)                                                    FUND            FUND
-------------------------------------------------------------------------------------

ASSETS
Investment securities:
   At acquisition cost                                 $    14,742      $     6,108
                                                       =============================
   At amortized cost                                   $    14,742      $     6,108
                                                       =============================
   At market value (Note 2)                            $    25,241      $    10,793
Dividends receivable                                             4               --
Receivable for capital shares sold                             129                9
Organization costs, net (Note 2)                                 6                6
Other assets                                                     8                8
                                                       -----------------------------
TOTAL ASSETS                                                25,388           10,816
                                                       -----------------------------

LIABILITIES
Bank overdraft                                                 212              108
Payable for capital shares redeemed                             12               --
Payable to affiliates (Note 4)                                  17                6
Other accrued expenses and liabilities                          12               10
                                                       -----------------------------
TOTAL LIABILITIES                                              253              124
                                                       -----------------------------

NET ASSETS                                             $    25,135      $    10,692
                                                       =============================

NET ASSETS CONSIST OF:
Paid-in capital                                        $    13,504      $     6,029
Accumulated net investment loss                               (129)             (91)
Accumulated net realized gains from
   security transactions                                     1,261               69
Net unrealized appreciation on investments                  10,499            4,685
                                                       -----------------------------

NET ASSETS                                             $    25,135      $    10,692
                                                       =============================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares              $    24,692      $    10,692
                                                       =============================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) (Note 5)                                    1,291              593
                                                       =============================
Net asset value and redemption
   price per share (Note 2)                            $     19.12      $     18.02
                                                       =============================
Maximum offering price per share (Note 2)              $     20.29      $     19.12
                                                       =============================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares              $       443
                                                       ============
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) (Note 5)                                       23
                                                       ============
Net asset value and redemption
   price per share (Note 2)                            $     19.11
                                                       ============
Maximum offering price per share (Note 2)              $     19.35
                                                       ============

See accompanying notes to financial statements.


                                                     Countrywide Investments - 5

STATEMENTS OF OPERATIONS
For the Six Months Ended September 30, 1999 (Unaudited)
------------------------------------------------------------------------------------
                                                          UTILITY         EQUITY
(000's)                                                    FUND            FUND
------------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends                                              $       709      $       264
Interest                                                        81               89
                                                       -----------------------------
TOTAL INVESTMENT INCOME                                        790              353
                                                       -----------------------------

EXPENSES
Investment advisory fees (Note 4)                              172              231
Distribution expenses, Class A (Note 4)                         47               73
Distribution expenses, Class C (Note 4)                         15               16
Transfer agent fees, Class A (Note 4)                           18               16
Transfer agent fees, Class C (Note 4)                            6                6
Accounting services fees (Note 4)                               18               21
Professional fees                                               11               14
Registration fees, Common                                        2                2
Registration fees, Class A                                       5                5
Registration fees, Class C                                       5                5
Custodian fees                                                   7                8
Postage and supplies                                             7                7
Trustees' fees and expenses                                      6                6
Reports to shareholders                                          4                4
Other expenses                                                   3                3
                                                       -----------------------------
TOTAL EXPENSES                                                 326              417
                                                       -----------------------------

NET INVESTMENT INCOME (LOSS)                                   464             ( 64)
                                                       -----------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions                  614              504
Net change in unrealized appreciation/
   depreciation on investments                               3,799           (1,996)
                                                       -----------------------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS                                   4,413           (1,492)
                                                       -----------------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS  $     4,877      $    (1,556)
                                                       =============================

See accompanying notes to financial statements.

6 - Countrywide Investments


STATEMENTS OF OPERATIONS
For the Six Months Ended September 30, 1999 (Unaudited)
------------------------------------------------------------------------------------
                                                          GROWTH/       AGGRESSIVE
                                                           VALUE          GROWTH
(000's)                                                    FUND            FUND
------------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends                                              $        43      $         3
Interest                                                        20                1
                                                       -----------------------------
TOTAL INVESTMENT INCOME                                         63                4
                                                       -----------------------------

EXPENSES
Investment advisory fees (Note 4)                              115               48
Custodian fees                                                  10               18
Accounting services fees (Note 4)                               14               12
Interest expense (Note 6)                                       --               20
Professional fees                                               10                8
Registration fees, Common                                        9                8
Transfer agent fees, Class A (Note 4)                            9                6
Transfer agent fees, Class C (Note 4)                            2               --
Trustees' fees and expenses                                      6                6
Postage and supplies                                             5                4
Distribution expenses, Class A (Note 4)                          4                2
Amortization of organization costs (Note 2)                      3                3
Reports to shareholders                                          2                2
Other expenses                                                   3                2
                                                       -----------------------------
TOTAL EXPENSES                                                 192              139
Fees waived and expenses reimbursed
   by the Adviser (Notes 4, 6)                                  --              (44)
                                                       -----------------------------
NET EXPENSES                                                   192               95
                                                       -----------------------------

NET INVESTMENT LOSS                                           (129)             (91)
                                                       -----------------------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions                1,261               69
Net change in unrealized appreciation/
   depreciation on investments                                 949            1,366
                                                       -----------------------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS             2,210            1,435
                                                       -----------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS             $     2,081      $     1,344
                                                       =============================

See accompanying notes to financial statements.

                                                     Countrywide Investments - 7


STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------
                                      UTILITY FUND                 EQUITY FUND
-------------------------------------------------------------------------------------
                                 SIX MONTHS                 SIX MONTHS
                                    ENDED       YEAR           ENDED         YEAR
                                  SEPT. 30,     ENDED        SEPT. 30,       ENDED
                                    1999       MARCH 31,       1999        MARCH 31,
(000's)                          (UNAUDITED)     1999       (UNAUDITED)      1999
-------------------------------------------------------------------------------------

FROM OPERATIONS
Net investment income (loss)     $     464     $    961      $    (64)    $      57
Net realized gains from
   security transactions               614        2,009           504            73
Net change in unrealized appreciation/
   depreciation on investments       3,799       (5,230)       (1,996)        6,891
                                 ---------------------------------------------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM OPERATIONS     4,877       (2,260)       (1,556)        7,021
                                 ---------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
>From net investment income, Class A   (449)        (923)           --           (57)
>From net investment income, Class C    (15)         (38)           --            --
Return of capital, Class A              --           --            --            (8)
>From net realized gains on security
   transactions, Class A                --         (441)           --            --
>From net realized gains on security
   transactions, Class C                --          (37)           --            --
                                 ---------------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS      (464)      (1,439)           --           (65)
                                 ---------------------------------------------------

FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
CLASS A
Proceeds from shares sold            2,483        4,525         9,089        16,147
Reinvested distributions               398        1,225            --            63
Payments for shares redeemed        (3,808)      (6,425)       (2,679)       (5,648)
                                 ---------------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM CLASS A SHARE
   TRANSACTIONS                       (927)        (675)        6,410        10,562
                                 ---------------------------------------------------
CLASS C
Proceeds from shares sold              250          424           305           567
Reinvested distributions                14           70            --            --
Payments for shares redeemed          (489)        (573)         (104)       (1,577)
                                 ---------------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM CLASS C SHARE
   TRANSACTIONS                       (225)         (79)          201        (1,010)
                                 ---------------------------------------------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS                     3,261       (4,453)        5,055        16,508
                                 ---------------------------------------------------

NET ASSETS
Beginning of period                 41,606       46,059        58,706        42,198
                                 ---------------------------------------------------

End of period                    $  44,867     $ 41,606      $ 63,761     $  58,706
                                 ===================================================

See accompanying notes to financial statements.


8 - Countrywide Investments


STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------
                               GROWTH/VALUE FUND           AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------------
                                 SIX MONTHS                 SIX MONTHS
                                    ENDED        YEAR          ENDED         YEAR
                                  SEPT. 30,      ENDED       SEPT. 30,       ENDED
                                    1999       MARCH 31,       1999        MARCH 31,
(000's)                          (UNAUDITED)     1999       (UNAUDITED)      1999

------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss              $    (129)    $   (236)     $    (91)    $    (190)
Net realized gains from
   security transactions             1,261        3,988            69         1,735
Net change in unrealized appreciation/
   depreciation on investments         949        1,438         1,366         ( 937)
                                 ---------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                   2,081        5,190         1,344           608
                                 ---------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
>From net realized gains on security
   transactions, Class A                --       (4,391)           --        (1,620)
                                 ---------------------------------------------------

FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
CLASS A
Proceeds from shares sold            5,456        4,556         1,826         3,397
Reinvested distributions                --        2,552            --           978
Payments for shares redeemed        (7,517)     (11,892)       (3,880)       (7,456)
                                 ---------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CLASS A SHARE TRANSACTIONS       (2,061)      (4,784)       (2,054)       (3,081)
                                 ---------------------------------------------------
CLASS C
Proceeds from shares sold              460           --
Reinvested distributions                --           --
Payments for shares redeemed            (9)          --
                                 -----------------------
NET INCREASE IN NET ASSETS FROM
   CLASS C SHARE TRANSACTIONS          451           --
                                 -----------------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS                       471       (3,985)         (710)       (4,093)
                                 ---------------------------------------------------

NET ASSETS
Beginning of period                 24,664       28,649        11,402        15,495
                                 ---------------------------------------------------

End of period                    $  25,135     $ 24,664      $ 10,692     $  11,402
                                 ===================================================

See accompanying notes to financial statements.


                                                     Countrywide Investments - 9


UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS A
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED
                                         SEPT. 30,                                 YEARS ENDED MARCH 31,
                                           1999            -------------------------------------------------------------------------
                                        (UNAUDITED)           1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $   15.42         $   16.76      $   12.44      $   12.24      $   10.47      $   10.52
                                         -------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                      0.18              0.38           0.43           0.46           0.47           0.43
   Net realized and unrealized gains
     (losses) on investments                  1.61             (1.16)          4.56           0.22           1.77          (0.05)
                                         -------------------------------------------------------------------------------------------
Total from investment operations              1.79             (0.78)          4.99           0.68           2.24           0.38
                                         -------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment
      income                                 (0.18)            (0.38)         (0.43)         (0.46)         (0.47)         (0.43)
   Distributions from net realized gains        --             (0.18)         (0.24)         (0.02)            --             --
                                         -------------------------------------------------------------------------------------------
Total distributions                          (0.18)            (0.56)         (0.67)         (0.48)         (0.47)         (0.43)
                                         -------------------------------------------------------------------------------------------

Net asset value at end of period         $   17.03         $   15.42      $   16.76      $   12.44      $   12.24      $   10.47
                                         ===========================================================================================

Total return(A)                              11.61%            (4.79%)        40.92%          5.61%         21.65%          3.68%
                                         ===========================================================================================

Net assets at end of period (000's)      $  41,519         $  38,391      $  42,463      $  36,087      $  40,424      $  40,012
                                         ===========================================================================================

Ratio of net expenses
   to average net assets                      1.33%(B)          1.33%          1.25%          1.25%          1.25%          1.25%

Ratio of net investment income
   to average net assets                      2.11%(B)          2.30%          3.03%          3.65%          3.97%          4.06%

Portfolio turnover rate                          5%(B)             4%             0%             3%            11%            17%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B)  Annualized.

See accompanying notes to financial statements.


10 - Countrywide Investments


UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS C
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED
                                         SEPT. 30,                                 YEARS ENDED MARCH 31,
                                           1999            -------------------------------------------------------------------------
                                        (UNAUDITED)           1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period   $   15.40         $   16.74      $   12.43      $   12.23      $   10.46      $   10.51
                                         -------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                      0.08              0.18           0.31           0.35           0.37           0.35
   Net realized and unrealized gains
     (losses) on investments                  1.62             (1.16)          4.57           0.24           1.78          (0.04)
                                         -------------------------------------------------------------------------------------------
Total from investment operations              1.70             (0.98)          4.88           0.59           2.15           0.31
                                         -------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment
     income                                  (0.08)            (0.18)         (0.33)         (0.37)         (0.38)         (0.36)
   Distributions from net realized gains        --             (0.18)         (0.24)         (0.02)            --             --
                                         -------------------------------------------------------------------------------------------
Total distributions                          (0.08)            (0.36)         (0.57)         (0.39)         (0.38)         (0.36)
                                         -------------------------------------------------------------------------------------------

Net asset value at end of period         $   17.02         $   15.40      $   16.74      $   12.43      $   12.23      $   10.46
                                         ===========================================================================================

Total return(A)                              11.01%            (5.92%)        39.91%          4.82%         20.78%          3.00%
                                         ===========================================================================================

Net assets at end of period (000's)      $   3,348         $   3,215      $   3,597      $   3,099      $   3,686      $   3,599
                                         ===========================================================================================

Ratio of net expenses
   to average net assets                      2.50%(B)          2.50%          2.00%          2.00%          2.00%          2.00%

Ratio of net investment income
   to average net assets                      0.94%(B)          1.13%          2.28%          2.89%          3.19%          3.41%

Portfolio turnover rate                          5%(B)             4%             0%             3%            11%            17%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B)  Annualized.

See accompanying notes to financial statements.


                                                    Countrywide Investments - 11


EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS A
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED
                                         SEPT. 30,                                 YEARS ENDED MARCH 31,
                                           1999            -------------------------------------------------------------------------
                                        (UNAUDITED)           1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period   $   22.12         $   19.38      $   13.76      $   12.45      $    9.84      $    9.26
                                         -------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)              (0.02)             0.04           0.09           0.12           0.13           0.15
   Net realized and unrealized gains
     (losses) on investments                 (0.51)             2.73           5.76           1.35           2.60           0.59
                                         -------------------------------------------------------------------------------------------
Total from investment operations             (0.53)             2.77           5.85           1.47           2.73           0.74
                                         -------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment
     income                                     --             (0.03)         (0.08)         (0.12)         (0.12)         (0.16)
   Distributions from net realized gains        --                --          (0.15)         (0.04)            --             --
                                         -------------------------------------------------------------------------------------------
Total distributions                             --             (0.03)         (0.23)         (0.16)         (0.12)         (0.16)
                                         -------------------------------------------------------------------------------------------

Net asset value at end of period         $   21.59         $   22.12      $   19.38      $   13.76      $   12.45      $    9.84
                                         ===========================================================================================

Total return(A)                              (2.40%)           14.30%         42.74%         11.82%         27.90%          8.07%
                                         ===========================================================================================

Net assets at end of period (000's)      $  60,517         $  55,561      $  38,336      $  14,983      $   8,502      $   4,300
                                         ===========================================================================================

Ratio of net expenses
   to average net assets(B)                   1.29%(C)          1.31%          1.25%          1.25%          1.25%          1.25%

Ratio of net investment income (loss)
   to average net assets                     (0.15%)(C)         0.18%          0.53%          0.91%          1.06%          1.57%

Portfolio turnover rate                          2%(C)            10%             7%            38%            38%           159%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.43%, 2.02% and 1.94% for the years ended March 31, 1997, 1996 and 1995, respectively.

(C)  Annualized.

See accompanying notes to financial statements.


12 - Countrywide Investments


EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS C
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED
                                         SEPT. 30,                                 YEARS ENDED MARCH 31,
                                           1999            -------------------------------------------------------------------------
                                        (UNAUDITED)           1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period   $   21.86         $   19.34      $   13.77      $   12.46      $    9.86      $    9.26
                                         -------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)              (0.14)            (0.19)         (0.03)          0.02           0.05           0.10
   Net realized and unrealized gains
     (losses) on investments                 (0.51)             2.71           5.75           1.35           2.60           0.57
                                         -------------------------------------------------------------------------------------------
Total from investment operations             (0.65)             2.52           5.72           1.37           2.65           0.67
                                         -------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment
     income                                     --                --             --          (0.02)         (0.05)         (0.07)
   Distributions from net realized gains        --                --          (0.15)         (0.04)            --             --
                                         -------------------------------------------------------------------------------------------
Total distributions                             --                --          (0.15)         (0.06)         (0.05)         (0.07)
                                         -------------------------------------------------------------------------------------------

Net asset value at end of period         $   21.21         $   21.86      $   19.34      $   13.77      $   12.46      $    9.86
                                         ===========================================================================================

Total return(A)                              (2.97%)           13.03%         41.63%         11.01%         26.90%          7.32%
                                         ===========================================================================================

Net assets at end of period (000's)      $   3,244         $   3,146      $   3,862      $   2,770      $   2,436      $   1,995
                                         ===========================================================================================

Ratio of net expenses
   to average net assets(B)                   2.39%(C)          2.41%          2.00%          2.00%          2.00%          2.00%

Ratio of net investment income (loss)
   to average net assets                     (1.25%)(C)        (0.92%)        (0.18%)         0.15%          0.38%          0.68%

Portfolio turnover rate                          2%(C)            10%             7%            38%            38%           159%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14%, 2.70% and 2.50% for the years ended March 31, 1997, 1996 and 1995, respectively.

(C)  Annualized.

See accompanying notes to financial statements.


                                                    Countrywide Investments - 13


GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS - CLASS A
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                           ENDED             YEAR        SEVEN MONTHS      YEAR          PERIOD
                                         SEPT. 30,           ENDED          ENDED          ENDED         ENDED
                                           1999            MARCH 31,      MARCH 31,      AUGUST 31,     AUGUST 31,
                                        (UNAUDITED)          1999          1998(A)         1997          1996(B)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $   17.50         $   16.30      $   15.90      $   11.18      $   10.00
                                         --------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                       (0.10)            (0.17)         (0.08)         (0.13)         (0.06)(C)
   Net realized and unrealized
     gains on investments                     1.72              4.84           1.05           5.39           1.24
                                         --------------------------------------------------------------------------------
Total from investment operations              1.62              4.67           0.97           5.26           1.18
                                         --------------------------------------------------------------------------------

Distributions from net realized gains           --             (3.47)         (0.57)         (0.54)            --
                                         --------------------------------------------------------------------------------

Net asset value at end of period         $   19.12         $   17.50      $   16.30      $   15.90      $   11.18
                                         ================================================================================

Total return(D)                               9.26%            29.89%          6.43%         47.11%         11.80%
                                         ================================================================================

Net assets at end of period (000's)      $  24,692         $  24,664      $  28,649      $  26,778      $  15,108
                                         ================================================================================

Ratio of net expenses
   to average net assets(E)                   1.66%(F)          1.66%          1.66%(F)       1.95%          1.95%(F)

Ratio of net investment loss
   to average net assets                     (1.11%)(F)        (0.93%)        (0.91%)(F)     (1.03%)        (0.62%)(F)

Portfolio turnover rate                         36%(F)            59%            62%(F)         52%            21%

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.

(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.

(C)  Calculated using weighted average shares outstanding during the period.

(D)  Total returns shown exclude the effect of applicable sales loads.

(E) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assets would have been 2.83%(F) for the period ended August 31, 1996.

(F)  Annualized.

See accompanying notes to financial statements.


14 - Countrywide Investments

GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS - CLASS C
--------------------------------------------------------------------------------
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                            PERIOD
                                                             ENDED
                                                           SEPT. 30,
                                                            1999(A)
                                                          (UNAUDITED)
--------------------------------------------------------------------------------

Net asset value at beginning of period                     $   18.65
                                                           ----------

Income from investment operations:
   Net investment loss                                         (0.03)
   Net realized and unrealized gains on investments             0.49
                                                           ----------
Total from investment operations                                0.46
                                                           ----------

Net asset value at end of period                           $   19.11
                                                           ==========

Total return(B)                                                 2.47%
                                                           ==========

Net assets at end of period (000's)                        $     443
                                                           ==========

Ratio of net expenses to average net assets                     2.41%(C)

Ratio of net investment loss to average net assets             (2.03%)(C)

Portfolio turnover rate                                           36%(C)

(A) Represents the period from the initial public offering of Class C shares (August 2, 1999) through September 30, 1999.

(B)  Total return shown excludes the effect of applicable sales loads.

(C)  Annualized.

See accompanying notes to financial statements.


                                                    Countrywide Investments - 15


AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                           ENDED             YEAR        SEVEN MONTHS      YEAR          PERIOD
                                         SEPT. 30,           ENDED          ENDED          ENDED         ENDED
                                           1999            MARCH 31,      MARCH 31,      AUGUST 31,     AUGUST 31,
                                        (UNAUDITED)          1999          1998(A)         1997          1996(B)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $   15.73         $   15.81      $   16.29      $   10.95      $   10.00
                                         --------------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment loss                       (0.14)            (0.27)         (0.15)         (0.17)         (0.11)(C)
   Net realized and unrealized gains
     (losses) on investments                  2.43              2.67          (0.33)          5.54           1.06
                                         --------------------------------------------------------------------------------
Total from investment operations              2.29              2.40          (0.48)          5.37           0.95
                                         --------------------------------------------------------------------------------

Distributions from net realized gains           --             (2.48)            --          (0.03)            --
                                         --------------------------------------------------------------------------------

Net asset value at end of period         $   18.02         $   15.73      $   15.81      $   16.29      $   10.95
                                         ================================================================================

Total return(D)                              14.56%            15.46%         (2.95%)        49.09%          9.50%
                                         ================================================================================

Net assets at end of period (000's)      $  10,692         $  11,402      $  15,495      $  13,984      $   6,550
                                         ================================================================================

Ratio of net expenses
   to average net assets(E)                   1.95%(F)          1.95%          1.95%(F)       1.94%          1.95%(F)

Ratio of net investment loss
   to average net assets                     (1.74%)(F)        (1.52%)        (1.66%)(F)     (1.57%)        (1.26%)(F)

Portfolio turnover rate                         17%(F)            93%            40%(F)         51%            16%

Amount of debt outstanding at
   end of period                         $      --         $      --            n/a            n/a           n/a

Average daily amount of debt
   outstanding during the
   period (000's)                        $     550         $      80            n/a            n/a            n/a

Average daily number of capital shares
   outstanding during the
   period (000's)                              593               818            n/a            n/a            n/a

Average amount of debt per share
   during the period                     $    0.93         $    0.10            n/a            n/a            n/a

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.

(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.

(C)  Calculated using weighted average shares outstanding during the period.

(D)  Total returns shown exclude the effect of applicable sales loads.

(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.86%(F), 2.00%, 2.62% and 5.05%(F) for the periods ended September 30, 1999, March 31, 1999, August 31, 1997 and August 31, 1996, respectively (Note 6).

(F)  Annualized.

See accompanying notes to financial statements.


16 - Countrywide Investments

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION
The Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund (individually, a Fund, and collectively, the Funds) are each a series of Countrywide Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Utility Fund seeks current income and capital appreciation by investing primarily in common stocks of public utilities. The Fund invests in a diversified portfolio of common, preferred and convertible preferred stocks of domestic public utilities that currently pay dividends and which have been operating for at least three years. Public utilities are those companies that are involved in the production, supply or distribution of electricity, natural gas, telecommunications and water.

The Equity Fund seeks long-term growth of capital, current income and growth of income by investing primarily in dividend-paying common stocks. The Fund invests in a diversified portfolio of dividend-paying common stocks of mid and large capitalization domestic companies having at least three years operating history.

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not yet reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in domestic stocks of large-cap growth companies which are believed to have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a three to five year period.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund seeks growth opportunities among companies of various sizes whose valuation may not yet reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in common stocks of domestic companies which are likely to benefit from new or innovative products, services or processes.

The Utility Fund, Equity Fund and, effective August 1, 1999, Growth/Value Fund each offer two classes of shares: Class A shares (currently sold subject to a maximum front-end sales load of 5.75% and a distribution fee of up to 0.25% of average daily net assets) and Class C shares (currently sold subject to a 1.25% front-end sales load, a 1% contingent deferred sales load for a one-year period and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.


                                                    Countrywide Investments - 17

--------------------------------------------------------------------------------

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each class of shares of the Utility Fund, Equity Fund and Growth/Value Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value per share of the Aggressive Growth Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

Effective August 1, 1999, the maximum offering price per share of Class A shares of the Utility Fund, Equity Fund and Growth/Value Fund and shares of the Aggressive Growth Fund is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class C shares of the Utility Fund, Equity Fund and Growth/Value Fund is equal to the net asset value per share plus a sales load equal to 1.27% of the net asset value (or 1.25% of the offering price).

Prior to August 1, 1999, the maximum offering price per share of Class A shares of the Utility Fund and Equity Fund and shares of the Growth/Value Fund and Aggressive Growth Fund was equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of the Utility Fund and Equity Fund was equal to the net asset value per share.

The redemption price per share of a Fund, or of each class of shares of a Fund, is equal to the net asset value per share. However, Class C shares of the Utility Fund, Equity Fund and Growth/Value Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid to shareholders quarterly for the Utility Fund and Equity Fund and annually for the Growth/Value Fund and Aggressive Growth Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Utility Fund, Equity Fund and Growth/Value Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Growth/Value Fund and Aggressive Growth Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


18 - Countrywide Investments

--------------------------------------------------------------------------------

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments (excluding repurchase agreements) as of September 30, 1999:


-------------------------------------------------------------------------------------
                                                              GROWTH/     AGGRESSIVE
                                   UTILITY      EQUITY         VALUE        GROWTH
                                    FUND         FUND          FUND          FUND
-------------------------------------------------------------------------------------

Gross unrealized appreciation    $  17,684     $ 20,760      $ 10,931     $   4,908
Gross unrealized depreciation         (115)      (3,460)         (432)         (223)
                                 ---------------------------------------------------
Net unrealized appreciation      $  17,569     $ 17,300      $ 10,499     $   4,685
                                 ===================================================
Federal income tax cost          $  27,318     $ 40,058      $ 14,742     $   6,108
                                 ===================================================
-------------------------------------------------------------------------------------

3.  INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows for the six months ended September 30, 1999:


-------------------------------------------------------------------------------------
                                                              GROWTH/     AGGRESSIVE
                                   UTILITY      EQUITY         VALUE        GROWTH
                                    FUND         FUND          FUND          FUND
-------------------------------------------------------------------------------------
Purchases of investment
   securities                    $   1,017     $  5,638      $  3,982     $     822
                                 ===================================================
Proceeds from sales and
   maturities of investment
   securities                    $   1,775     $    603      $  4,408     $   2,592
                                 ===================================================
-------------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATES
The President and certain other officers of the Trust are also officers of Countrywide Financial Services, Inc., or its subsidiaries which include Countrywide Investments, Inc. (CII), the Trust's investment adviser or manager and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's administrator, transfer agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Fort Washington Investment Advisors, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

MANAGEMENT AGREEMENTS
CII manages the investments of the Utility Fund and Equity Fund and provides general investment supervisory services for the Growth/Value Fund and Aggressive Growth Fund under the terms of separate Management Agreements. Under the Management Agreements, the Utility Fund and Equity Fund each pay CII a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its respective average daily net assets up to $200 million; 0.70% of such net assets from $200 million to $500 million; and 0.50% of such net assets in excess of $500 million. The Growth/Value Fund and Aggressive Growth Fund each pay CII a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its respective average daily net assets up to $50 million; 0.90% of such net assets from $50 million to $100 million; 0.80% of such net assets from $100 million to $200 million; and 0.75% of such net assets in excess of $200 million.


                                                    Countrywide Investments - 19

--------------------------------------------------------------------------------

Mastrapasqua and Associates, Inc. (Mastrapasqua) has been retained by CII to manage the investments of the Growth/Value Fund and Aggressive Growth Fund. CII (not the Funds) pays Mastrapasqua a fee for these services.

In order to voluntarily reduce operating expenses of the Aggressive Growth Fund, CII waived $24,155 of its investment advisory fees during the six months ended September 30, 1999.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from each Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current net asset levels, of $3,000 from each of the Utility Fund and Growth/Value Fund, $3,500 from the Equity Fund and $2,000 from the Aggressive Growth Fund. In addition, each Fund pays CFS certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
CII is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and CII, CII earned $4,721, $2,640, $3,654 and $581 from underwriting and broker commissions on the sale of shares of the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund, respectively, during the six months ended September 30, 1999. In addition, CII collected $159 and $150 of contingent deferred sales loads on the redemption of Class C shares of the Utility Fund and Equity Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse CII for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of each Fund having two classes of shares may directly incur or reimburse CII for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

CUSTODIAN AGREEMENTS
Firstar Bank, N.A., which serves as the custodian for the Growth/Value Fund and Aggressive Growth Fund, was a significant shareholder of record of each Fund as of September 30, 1999. Under the terms of its Custodian Agreements, Firstar Bank receives from each Fund an asset-based fee plus certain transaction charges.


20 - Countrywide Investments

--------------------------------------------------------------------------------

5.  CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:


--------------------------------------------------------------------------------------
                                      UTILITY FUND                 EQUITY FUND
--------------------------------------------------------------------------------------
                                 SIX MONTHS      YEAR       SIX MONTHS       YEAR
                                    ENDED        ENDED         ENDED         ENDED
                                  SEPT. 30,    MARCH 31,     SEPT. 30,     MARCH 31,
                                    1999         1999          1999          1999
--------------------------------------------------------------------------------------
CLASS A
Shares sold                            144          276           411           818
Shares reinvested                       23           75            --             3
Shares redeemed                       (219)        (395)         (119)         (288)
                                 ---------------------------------------------------
Net increase (decrease) in shares
   outstanding                         (52)         (44)          292           533
Shares outstanding, beginning
   of period                         2,489        2,533         2,511         1,978
                                 ===================================================
Shares outstanding, end
   of period                         2,437        2,489         2,803         2,511
                                 ===================================================
CLASS C
Shares sold                             15           26            14            29
Shares reinvested                        1            4            --            --
Shares redeemed                        (28)         (36)           (5)          (85)
                                 ---------------------------------------------------
Net increase (decrease) in shares
   outstanding                         (12)          (6)            9           (56)
Shares outstanding, beginning
   of period                           209          215           144           200
                                 ---------------------------------------------------
Shares outstanding, end of period      197          209           153           144
                                 ===================================================
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                    GROWTH/VALUE FUND        AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------------
                                 SIX MONTHS      YEAR       SIX MONTHS       YEAR
                                    ENDED        ENDED         ENDED         ENDED
                                  SEPT. 30,    MARCH 31,     SEPT. 30,     MARCH 31,
                                    1999         1999          1999          1999
--------------------------------------------------------------------------------------
CLASS A
Shares sold                            296          264           112           216
Shares reinvested                       --          150            --            64
Shares redeemed                       (415)        (761)         (244)         (535)
                                 ---------------------------------------------------
Net decrease in shares
   outstanding                        (119)        (347)         (132)         (255)
Shares outstanding, beginning
   of period                         1,410        1,757           725           980
                                 ---------------------------------------------------
Shares outstanding, end of period    1,291        1,410           593           725
                                 ===================================================
CLASS C
Shares sold                             24           --
Shares reinvested                       --           --
Shares redeemed                         (1)          --
                                 ------------------------
Net increase in shares outstanding      23           --
Shares outstanding, beginning
   of period                            --           --
                                 ------------------------
Shares outstanding, end of period       23           --
                                 ========================
------------------------------------------------------------------------------------


                                                    Countrywide Investments - 21

--------------------------------------------------------------------------------

6.  BORROWINGS
The Growth/Value Fund and Aggressive Growth Fund each have a Loan Agreement with Firstar Bank, N.A., to be used for temporary or emergency purposes, including the financing of capital share redemption requests that might otherwise require the untimely disposition of securities. The Loan Agreements permit borrowings up to a maximum principal amount outstanding not to exceed the lesser of $1,500,000 for the Growth/Value Fund and $3,000,000 for the Aggressive Growth Fund or certain other amounts which are calculated based upon the amounts and composition of assets in each Fund as defined in the Loan Agreement. Each Fund agrees to pay interest on any unpaid principal balance at prevailing market rates as defined in the Loan Agreement.

As of September 30, 1999, neither Fund had outstanding borrowings under the Loan Agreement. The maximum amount outstanding during the six months ended September 30, 1999 for the Aggressive Growth Fund was $1,400,000 at a weighted average interest rate of 7.82%. For the six months ended September 30, 1999, the Aggressive Growth Fund incurred, and CII reimbursed, $19,835 of interest expense on such borrowings.


22 - Countrywide Investments


UTILITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                                VALUE
COMMON STOCKS -- 95.1%                                            SHARES      (000's)
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 42.1%
Ameritech Corp.                                                   40,000   $   2,687
AT&T Corp.                                                        45,000       1,958
Bell Atlantic Corp.                                               50,000       3,366
BellSouth Corp.                                                   75,000       3,375
GTE Corp.                                                         45,000       3,459
Lucent Technologies, Inc.                                         38,888       2,523
Nortel Networks Corp.                                             30,000       1,530
                                                                           ----------
                                                                           $  18,898
                                                                           ----------
ELECTRIC UTILITIES -- 40.9%
AES Corp.*                                                        45,000   $   2,655
Cinergy Corp.                                                     50,000       1,416
Cleco Corp.                                                       30,000         973
CMS Energy Corp.                                                  60,000       2,036
Constellation Energy Group                                        50,050       1,408
DPL, Inc.                                                         75,000       1,322
Duke Power Co.                                                    42,000       2,315
FPL Group, Inc.                                                   45,000       2,267
Kansas City Power & Light Co.                                     50,000       1,209
Northern States Power Co.                                         60,000       1,294
Scana Corp.                                                       60,000       1,451
                                                                           ----------
                                                                           $  18,346
                                                                           ----------
GAS COMPANIES -- 7.6%
MCN Corp.                                                         70,000   $   1,203
Oneok, Inc.                                                       25,000         758
Wicor, Inc.                                                       50,000       1,453
                                                                           ----------
                                                                           $   3,414
                                                                           ----------
WATER COMPANIES -- 4.5%
American Water Works, Inc.                                        70,000   $   2,025
                                                                           ----------

Total Common Stocks (Cost $25,121)                                         $  42,683
                                                                           ----------


---------------------------------------------------------------------------------------
                                                                   PAR       MARKET
                                                                  VALUE       VALUE
CORPORATE BONDS -- 2.4%                                           (000's)     (000's)
---------------------------------------------------------------------------------------
New York Telephone Co., 9.375%, 7/15/31
   (Amortized Cost $1,087)                                     $   1,000   $   1,094
                                                               ==========  ----------


                                                    Countrywide Investments - 23

UTILITY FUND (CONTINUED)
---------------------------------------------------------------------------------------

                                                                   PAR       MARKET
                                                                  VALUE       VALUE
COMMERCIAL PAPER -- 2.5%                                          (000's)     (000's)

---------------------------------------------------------------------------------------

BP America, 10/01/99 (Amortized Cost $1,110)                   $   1,110   $   1,110
                                                               ==========  ----------

TOTAL INVESTMENT SECURITIES-- 100.0% (Amortized Cost $27,318)              $  44,887

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.0%)                                   (20)
                                                                           ----------

NET ASSETS-- 100.0%                                                        $  44,867
                                                                           ==========

* Non-income producing security.

See accompanying notes to financial statements.


24 - Countrywide Investments


EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                                VALUE
COMMON STOCKS -- 89.9%                                            SHARES      (000's)
---------------------------------------------------------------------------------------
CONSUMER, NON-CYCLICAL -- 25.6%
Abbott Laboratories                                               45,000   $   1,654
Albertson's, Inc.                                                 30,000       1,187
American Home Products Corp.                                      20,000         830
Johnson & Johnson                                                 22,000       2,021
Medtronic, Inc.                                                   60,000       2,130
Merck & Co., Inc.                                                 20,000       1,296
Newell Rubbermaid, Inc.                                           30,000         857
PepsiCo, Inc.                                                     35,000       1,059
Pfizer, Inc.                                                      60,000       2,156
Procter & Gamble Co.                                              25,000       2,344
Sara Lee Corp.                                                    34,000         797
                                                                           ----------
                                                                           $  16,331
                                                                           ----------
TECHNOLOGY -- 24.4%
Compaq Computer Corp.                                             40,000   $     918
Hewlett-Packard Co.                                               17,500       1,610
Intel Corp.                                                       40,000       2,973
Lucent Technologies, Inc.                                          7,776         504
MCI WorldCom, Inc.*                                               22,000       1,581
Motorola, Inc.                                                     9,000         792
Nortel Networks Corp.                                             50,000       2,550
Sun Microsystems, Inc.*                                           50,000       4,650
                                                                           ----------
                                                                           $  15,578
                                                                           ----------
FINANCIAL SERVICES -- 14.5%
AFLAC, Inc.                                                       40,000   $   1,675
American International Group                                      20,625       1,793
Bank of New York Co., Inc.                                        60,000       2,006
Freddie Mac                                                       30,000       1,560
Horace Mann Educators Corp.                                       40,000       1,032
Wells Fargo Co.                                                   30,000       1,189
                                                                           ----------
                                                                           $   9,255
                                                                           ----------
CONSUMER, CYCLICAL -- 11.5%
Gap, Inc.                                                         67,500   $   2,160
Mattel, Inc.                                                      55,000       1,045
McDonald's Corp.                                                  46,000       1,978
The TJX Companies, Inc.                                           40,000       1,123
The Walt Disney Co.                                               39,000       1,009
                                                                           ----------
                                                                           $   7,315
                                                                           ----------
ENERGY -- 5.6%
Apache Corp.                                                      35,000   $   1,512
Enron Corp.                                                       50,000       2,062
                                                                           ----------
                                                                           $   3,574
                                                                           ----------
CONGLOMERATES -- 3.1%
General Electric Co.                                              17,000   $   2,015
                                                                           ----------


                                                    Countrywide Investments - 25


EQUITY FUND (CONTINUED)

---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                                VALUE
COMMON STOCKS -- 89.9% (CONTINUED)                                SHARES      (000's)
---------------------------------------------------------------------------------------
INDUSTRIAL -- 2.8%
Diebold, Inc.                                                     30,000   $     694
Emerson Electric Co.                                              17,000       1,074
                                                                           ----------
                                                                           $   1,768
                                                                           ----------
BASIC MATERIALS -- 2.4%
duPont (E.I.) de Nemours & Co.                                    25,000   $   1,522
                                                                           ----------

TOTAL COMMON STOCKS (Cost $40,058)                                         $  57,358
                                                                           ----------




---------------------------------------------------------------------------------------
                                                                     FACE      MARKET
                                                                    VALUE       VALUE
REPURCHASE AGREEMENTS(1) -- 10.1%                                 (000's)     (000's)
---------------------------------------------------------------------------------------
Nesbitt Burns Securities, Inc., 5.05%, dated 9/30/99,
   due 10/01/99, repurchase proceeds $6,411 (Cost $6,410)      $   6,410   $   6,410
                                                               ==========  ----------

TOTAL COMMON STOCKS AND REPURCHASE AGREEMENTS-- 100.0%                     $  63,768

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.0%)                                    (7)
                                                                           ----------

NET ASSETS-- 100.0%                                                        $  63,761
                                                                           ==========

*    Non-income producing security.

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.


26 - Countrywide Investments


GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                                VALUE
COMMON STOCKS -- 97.8%                                            SHARES      (000's)
---------------------------------------------------------------------------------------
TECHNOLOGY -- 57.9%
Applied Materials, Inc.*                                          21,000   $   1,635
Compuware Corp.*                                                  20,000         521
EMC Corp.*                                                        22,000       1,572
Intel Corp.                                                       12,000         892
International Business Machines Corp. (IBM)                        7,000         850
Novell, Inc.*                                                     89,000       1,841
Oracle Corp.*                                                     57,750       2,628
Sun Microsystems, Inc.*                                           40,000       3,720
Teradyne, Inc.*                                                   11,600         409
Texas Instruments, Inc.                                            6,000         494
                                                                           ----------
                                                                           $  14,562
                                                                           ----------
HEALTH CARE -- 20.6%
Amgen, Inc.*                                                      10,000   $     815
Bristol-Myers Squibb Co.                                          16,000       1,080
IDEC Pharmaceuticals Corp.*                                        4,700         442
Merck & Co., Inc.                                                  7,000         454
PE Corp. - PE Biosystems Group                                    10,000         722
Pharmacia & Upjohn, Inc.                                          16,000         794
Schering-Plough Corp.                                             20,000         873
                                                                           ----------
                                                                           $   5,180
                                                                           ----------
AEROSPACE/DEFENSE -- 4.8%
General Dynamics Corp.                                            11,200   $     699
Northrop Grumman Corp.                                             8,000         509
                                                                           ----------
                                                                           $   1,208
                                                                           ----------
ENTERTAINMENT -- 4.3%
Carnival Corp. - Class A                                          25,000   $   1,087
                                                                           ----------
FINANCIAL SERVICES -- 3.7%
Concord EFS, Inc.*                                                44,550   $     919
                                                                           ----------
RETAIL -- 2.4%
CVS Corp.                                                         15,000   $     612
                                                                           ----------
UTILITIES -- 1.8%
Montana Power Co.                                                 15,000   $     456
                                                                           ----------
TELECOMMUNICATIONS -- 1.6%
Broadcom Corp. - Class A*                                          3,600   $     392
                                                                           ----------
TRANSPORTATION -- 0.7%
MotivePower Industries, Inc.*                                     15,000   $     165
                                                                           ----------

TOTAL COMMON STOCKS (Cost $14,082)                                         $  24,581
                                                                           ----------


                                                    Countrywide Investments - 27


GROWTH/VALUE FUND (CONTINUED)
---------------------------------------------------------------------------------------
                                                                   PAR       MARKET
                                                                  VALUE       VALUE
U. S. GOVERNMENT AGENCY ISSUES-- 2.6%                            (000's)     (000's)
---------------------------------------------------------------------------------------
FNMA Discount Note, 10/01/99 (Amortized Cost $660)             $     660   $     660
                                                               ==========  ----------

TOTAL INVESTMENT SECURITIES-- 100.4% (Amortized Cost $14,742)              $  25,241

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.4%)                                  (106)
                                                                           ----------

NET ASSETS-- 100.0%                                                        $  25,135
                                                                           ==========

* Non-income producing security.

See accompanying notes to financial statements.


28 - Countrywide Investments


AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                                VALUE
COMMON STOCKS -- 100.9%                                           SHARES      (000's)
---------------------------------------------------------------------------------------
TECHNOLOGY -- 58.7%
Compuware Corp.*                                                  25,000   $     652
EMC Corp.*                                                        10,000         714
Intel Corp.                                                        9,000         669
Novell, Inc.*                                                     50,000       1,034
Oracle Corp.*                                                     16,875         768
SMART Modular Technologies, Inc.*                                 30,000       1,022
Sun Microsystems, Inc.*                                           10,000         930
Teradyne, Inc.*                                                   14,000         493
                                                                           ----------
                                                                           $   6,282
                                                                           ----------
HEALTH CARE -- 25.5%
Amgen, Inc.*                                                       6,000   $     489
Biogen, Inc.*                                                      8,000         631
Elan Corp. plc - ADR*                                              6,000         201
Genentech, Inc.*                                                   3,500         512
IDEC Pharmaceuticals Corp.*                                        1,800         169
PE Corp. - PE Biosystems Group                                     3,800         275
Pharmacia & Upjohn, Inc.                                           9,000         447
                                                                           ----------
                                                                           $   2,724
                                                                           ----------
TELECOMMUNICATIONS -- 6.2%
JDS Uniphase Corp.*                                                5,800   $     660
                                                                           ----------
ENTERTAINMENT -- 4.0%
Carnival Corp. - Class A                                          10,000   $     435
                                                                           ----------
RETAIL -- 3.8%
CVS Corp.                                                          5,500   $     224
Shop at Home, Inc.*                                               20,000         180
                                                                           ----------
                                                                           $     404
                                                                           ----------
TRANSPORTATION -- 2.7%
MotivePower Industries, Inc.*                                      7,500   $      83
Southwest Airlines Co.                                            13,500         205
                                                                           ----------
                                                                           $     288
                                                                           ----------

TOTAL COMMON STOCKS-- 100.9% (COST $6,108)                                 $  10,793

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.9%)                                  (101)
                                                                           ----------

NET ASSETS-- 100.0%                                                        $  10,692
                                                                           ==========

* Non-income producing security.
ADR - American depository receipt.

See accompanying notes to financial statements.



                                                    Countrywide Investments - 29

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 27, 1999
--------------------------------------------------------------------------------

On October 27, 1999, a Special Meeting of Shareholders of Countrywide Strategic Trust (the Trust) was held (1) to approve or disapprove new investment advisory agreements with Countrywide Investments, Inc., (2) to approve or disapprove new subadvisory agreements with Mastrapasqua & Associates, Inc. with respect to the Growth/Value Fund and Aggressive Growth Fund, (3) to elect nine trustees and (4) to ratify or reject the selection of Arthur Andersen LLP as the Trust's independent public accountants for the fiscal year ending March 31, 2000. The total number of shares of the Trust present by proxy represented 68.0% of the shares entitled to vote at the meeting. Each of the matters submitted to shareholders was approved.

The results of the voting for or against the approval of the new investment advisory agreements by each Fund was as follows:

------------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                 ---------------------------------------------------
                                         FOR             AGAINST          ABSTAIN
------------------------------------------------------------------------------------
Utility Fund                       1,419,359.227      10,442.268        31,261.879
Equity Fund                        2,024,821.656       2,420.277        27,228.625
Growth/Value Fund                    974,237.511       1,312.205         6,067.362
Aggressive Growth Fund               459,393.774         599.476           335.120
------------------------------------------------------------------------------------


The results of the voting for or against the approval of the new subadvisory agreements by the Growth/Value Fund and Aggressive Growth Fund was as follows:

------------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                 ---------------------------------------------------
                                         FOR             AGAINST          ABSTAIN
------------------------------------------------------------------------------------
Growth/Value Fund                    973,087.560       2,386.459         6,143.059
Aggressive Growth Fund               459,313.695         599.476           415.199
------------------------------------------------------------------------------------

The results of the voting for the election of trustees was as follows:

------------------------------------------------------------------------------------
                                                        WITHHOLD
NOMINEES                            FOR ELECTION        AUTHORITY         STATUS
------------------------------------------------------------------------------------
William O. Coleman                 4,916,862.312      40,617.068        New Trustee
Phillip R. Cox                     4,916,658.805      40,820.575        New Trustee
H. Jerome Lerner                   4,916,063.001      41,416.379         Incumbent
Robert H. Leshner                  4,916,862.312      40,617.068         Incumbent
Jill T. McGruder                   4,916,648.817      40,830.563        New Trustee
Oscar P. Robertson                 4,907,373.918      50,105.462         Incumbent
Nelson Schwab, Jr.                 4,915,206.854      42,272.526        New Trustee
Robert E. Stautberg                4,916,862.312      40,617.068        New Trustee
Joseph S. Stern, Jr.               4,907,945.634      49,533.746        New Trustee
------------------------------------------------------------------------------------


The results of the voting for or against the ratification of Arthur Andersen LLP as independent public accountants by each Fund was as follows:


------------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                         FOR             AGAINST          ABSTAIN
------------------------------------------------------------------------------------
Utility Fund                       1,430,679.854       2,814.237        27,569.283
Equity Fund                        2,029,342.815       1,044.546        24,083.197
Growth/Value Fund                    975,459.363       3,725.603         2,432.112
Aggressive Growth Fund               457,754.758       2,176.928           396.684
------------------------------------------------------------------------------------


30 - Countrywide Investments

                      This Page Intentionally Left Blank.



                                                    Countrywide Investments - 31

COUNTRYWIDE STRATEGIC TRUST
--------------------------------------------------------------------------------
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094
www.countrywideinvestments.com
Nationwide: (Toll Free) 800-543-8721
Cincinnati: 629-2000
Rate Line: 579-0999


SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
Nationwide: (Toll Free) 800-543-0407
Cincinnati: 629-2050


BOARD OF TRUSTEES
--------------------------------------------------------------------------------
William O. Coleman
Phillip R. Cox
H. Jerome Lerner
Robert H. Leshner
Jill T. McGruder
Oscar P. Robertson
Nelson Schwab, Jr.
Robert E. Stautberg
Joseph S. Stern, Jr.


INVESTNEMT ADVISER/MANAGER
--------------------------------------------------------------------------------
Countrywide Investments, Inc.
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094


TRANSFER AGENT
--------------------------------------------------------------------------------
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354


This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Countrywide Strategic Trust.

                                    APPENDIX
                        BOND AND COMMERCIAL PAPER RATINGS

      Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

                              MOODY'S BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               S&P'S BOND RATINGS

AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from higher rated issues only in a small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

      BB, B, CCC, CC and C. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

C1. The rating C1 is reserved for income bonds on which no interest is being paid.

D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      NR.   Indicates  that  no  rating  has  been  requested,   that  there  is
insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                         DUFF AND PHELPS' BOND RATINGS:

     AAA - "Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt."

     AA - "High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions."

     A - "Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress."

     BBB - "Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles."

     BB - "Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category."

     B - "Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade."

     CCC - "Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments."

     DD - "Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments."

                     FITCH INVESTORS SERVICE'S BOND RATINGS:

     AAA - "AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events."

     AA - "AA ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events."

     A - "A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings."

     BBB - "BBB ratings indicate that there is currently a low expectation of credit risk. Capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category."

    BB - "BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade."

    B - "B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment."

   CCC, CC, C - "Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default."

   DDD, DD and D - "Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50%-90% of such outstanding, and 'D' the lowest recovery potential, i.e. below 50%."

                        THOMSON BANKWATCH'S BOND RATINGS

     AAA - "Indicates that the ability to repay principal and interest on a timely basis is extremely high."

     AA - "Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category."

     A - "Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

     BBB - "The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

     BB - "While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations."

     B - "Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis."

     CCC - "Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances."

     CC - "CC is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization."

     D - "Default."

UNRATED. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effect of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

                         S&P'S COMMERCIAL PAPER RATINGS

     A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within it's A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

                        MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                         MOODY'S CORPORATE NOTE RATINGS

MIG-1 "Notes which are rated MIG-1 are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing."

MIG-2 "Notes which are rated MIG-2 are judged to be of high quality. Margins of protection are ample although not so large as in the preceding group."

                          S&P'S CORPORATE NOTE RATINGS

SP-1  "Debt rated SP-1 has very strong or strong  capacity to pay  principal and
      interest.   Those  issues  determined  to  possess   overwhelming   safety
      characteristics will be given a plus (+) designation."

SP-2  "Debt rated SP-2 has satisfactory capacity to pay principal and interest."